Use these links to rapidly review the document

TABLE OF CONTENTS 2

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Gramercy Property Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

90 Park Avenue, 32nd Floor
New York, New York 10016
June 27, 2018

Dear Shareholder,

        You are cordially invited to attend a special meeting of shareholders of Gramercy Property Trust, a Maryland real estate investment trust, to be held on August 9, 2018 at 9:30 a.m., New York time, at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019. At the special meeting, you will be asked to consider and vote on the merger of Gramercy Property Trust with and into BRE Glacier L.P., an affiliate of The Blackstone Group L.P., which we refer to as the merger, and other transactions contemplated by the Agreement and Plan of Merger, dated as of May 6, 2018 and as it may be amended from time to time, among Gramercy Property Trust, GPT Operating Partnership LP and affiliates of The Blackstone Group L.P., which we refer to as the merger agreement. If the merger is completed, you, as a holder of common shares of Gramercy Property Trust, will be entitled to receive $27.50 in cash, plus, if the merger is consummated after October 15, 2018, a per diem amount of approximately $0.004 in cash for each day from and after such date until (but not including) the closing date, without interest and less any applicable withholding taxes, in exchange for each common share you own, as more fully described in the enclosed proxy statement.

        Our board of trustees has unanimously approved the merger agreement and declared the merger agreement and the transactions contemplated by the merger agreement, including the merger, to be advisable and in the best interests of Gramercy Property Trust and our shareholders. Our board of trustees recommends that you vote "FOR" the approval of the merger and the other transactions contemplated by the merger agreement.

        The merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of the holders of common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter. The notice of special meeting and proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger, the merger agreement and the other transactions contemplated by the merger agreement. We encourage you to read carefully the enclosed proxy statement, including the exhibits. You may also obtain more information about Gramercy Property Trust from us or from documents we have filed with the U.S. Securities and Exchange Commission.

        Your vote is very important regardless of the number of common shares that you own. Whether or not you plan to attend the special meeting, we request that you authorize a proxy to vote your common shares by either completing and returning the enclosed proxy card as promptly as possible or authorizing your proxy or voting instructions by telephone or through the Internet. The enclosed proxy card contains instructions regarding voting. If you attend the special meeting, you may continue to have your common shares voted as instructed in your proxy, or you may withdraw your proxy at the special meeting and vote your common shares in person. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote "AGAINST" approval of the merger and the other transactions contemplated by the merger agreement.

        On behalf of the board of trustees, thank you for your continued support.

Sincerely,

Gordon F. DuGan Chief Executive Officer

        This proxy statement is dated June 27, 2018 and is first being mailed to our shareholders on or about June 27, 2018.

GRAMERCY PROPERTY TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 9, 2018

To the Shareholders of Gramercy Property Trust:

        You are cordially invited to attend a special meeting of shareholders of Gramercy Property Trust, a Maryland real estate investment trust, to be held on August 9, 2018 at 9:30 a.m., New York time, at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019. The special meeting is being held for the purpose of acting on the following matters:

  1.
  To consider and vote on a proposal to approve the merger of Gramercy Property Trust with and into BRE Glacier L.P., and the other transactions contemplated by the Agreement and Plan of Merger, dated as of May 6, 2018 and as it may be amended from time to time, among Gramercy Property Trust, GPT Operating Partnership LP, BRE Glacier Parent L.P., BRE Glacier L.P. and BRE Glacier Acquisition L.P.;

  2.
  To consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger; and

  3.
  To consider and vote on a proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Pursuant to our bylaws, only the matters set forth in this Notice of Special Meeting may be brought before the special meeting. Our board of trustees has fixed the close of business on June 26, 2018 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof. All holders of record of our common shares as of the record date are entitled to receive notice of and attend the special meeting or any postponement or adjournment of the special meeting. The vote of the holders of our preferred shares is not required to approve any of the proposals at the special meeting and is not being solicited.

        Our board of trustees has unanimously approved the merger agreement and declared the merger agreement and the transactions contemplated by the merger agreement, including the merger, to be advisable and in the best interests of Gramercy Property Trust and our shareholders. Our board of trustees recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, and "FOR" the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        The merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of the holders of common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter. Accordingly, your vote is very important regardless of the number of common shares that you own. Whether or not you plan to attend the special meeting, we request that you authorize a proxy to vote your common shares by either marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope or authorizing your proxy or voting instructions by telephone or through the Internet. If you attend the special meeting, you may continue to have your common shares voted as instructed in your proxy, or you may withdraw your proxy at the special meeting and vote your common shares in person. If you fail to vote by proxy or in person, or fail to instruct your broker, bank or other nominee on how to vote, the effect will be that the common shares that you own will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote "AGAINST" the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        The approval of the proposal regarding the non-binding, advisory vote on the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, and the approval of the proposal regarding any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement, each requires the affirmative vote of a majority of the votes cast on the proposal. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will have no effect on the outcome of such proposals. Abstentions are not considered votes cast and therefore will have no effect on the outcome of these proposals.

        Any proxy may be revoked at any time prior to its exercise by delivery of a properly executed, later-dated proxy card, by authorizing your proxy or voting instructions by telephone or through the Internet at a later date than your previously authorized proxy, by submitting a written revocation of your proxy to our Secretary, or by voting in person at the special meeting. Attendance alone will not be sufficient to revoke a previously authorized proxy.

        Holders of our common shares may not exercise any appraisal rights, dissenters' rights or the rights of an objecting shareholder to receive the fair value of the shareholder's common shares in connection with the merger because, as permitted by the Maryland REIT Law, as amended (which we refer to as the Maryland REIT Law), our declaration of trust provides that shareholders are not entitled to exercise such rights unless our board of trustees, upon the affirmative vote of a majority of the entire board, determines that the rights apply. Our board of trustees has made no such determination.

        We encourage you to read the accompanying proxy statement in its entirety and to submit a proxy or voting instructions so that your common shares will be represented and voted even if you do not attend the special meeting. If you have any questions or need assistance in submitting a proxy or your voting instructions, please call our proxy solicitor, Morrow Sodali LLC, toll-free at 1-800-662-5200.

BY ORDER OF THE BOARD OF TRUSTEES

Edward J. Matey Jr. Secretary

New York, New York
June 27, 2018

Page
Litigation Relating to the Mergers	70
Material U.S. Federal Income Tax Consequences	70
Consequences of the Merger to U.S. Holders of our Common Shares	72
Consequences of the Merger to Non-U.S. Holders of our Common Shares	72
Consequences of the Merger to Holders of our Preferred Shares	74
Information Reporting and Backup Withholding	74
Delisting and Deregistration of Our Common Shares and Preferred Shares	74
THE MERGER AGREEMENT	75
Structure	75
Effective Times; Closing Date	76
Organizational Documents	76
Officers; General Partner and Limited Partners	77
Treatment of Common Shares, Preferred Shares and Equity Awards	77
Treatment of Interests in the Partnership	78
No Further Ownership Rights	80
Exchange and Payment Procedures	81
Representations and Warranties	82
Conduct of Our Business Pending the Mergers	86
Shareholders' Meeting	90
Agreement to Take Certain Actions	91
Restriction on Solicitation of Company Acquisition Proposals	92
Obligation of the Board of Trustees with Respect to Its Recommendation	94
Employee Benefits	96
Financing Cooperation	97
Pre-Closing Transactions	99
Certain Other Covenants	100
Conditions to the Mergers	101
Termination of the Merger Agreement	102
Termination Fees	104
Guaranty and Remedies	105
Amendment and Waiver	106
MARKET PRICE OF OUR COMMON SHARES	107
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	108
NO DISSENTERS' RIGHTS OF APPRAISAL	110
SHAREHOLDER PROPOSALS	110
HOUSEHOLDING OF PROXY MATERIALS	110
OTHER MATTERS	111
WHERE YOU CAN FIND MORE INFORMATION	111
EXHIBITS

Exhibit A—Agreement and Plan of Merger, dated as of May 6, 2018, by and among Gramercy Property Trust,  GPT Operating Partnership LP, BRE Glacier Parent L.P., BRE Glacier L.P. and BRE Glacier Acquisition L.P.

A-1
Exhibit B—Opinion of Morgan Stanley & Co. LLC, dated May 6, 2018.	B-1

ii

SUMMARY

        This summary highlights only selected information from this proxy statement relating to (1) the merger of Gramercy Property Trust with and into BRE Glacier L.P., (2) the merger of BRE Glacier Acquisition L.P. with and into GPT Operating Partnership LP, which we refer to as the partnership merger, and (3) certain related transactions. References to the mergers refer to both the merger and the partnership merger. This summary does not contain all of the information about the mergers and related transactions contemplated by the merger agreement that may be important to you. As a result, to understand the mergers and the related transactions fully and for a more complete description of the terms of the mergers and related transactions, you should read carefully this proxy statement in its entirely, including the exhibits and the other documents to which we have referred you, including the merger agreement attached as Exhibit A. Each item in this summary includes a page reference directing you to a more complete description of that item. This proxy statement is first being mailed to our shareholders on or about June 27, 2018.

The Parties to the Mergers (page 29)

Gramercy Property Trust
90 Park Avenue, 32nd Floor
New York, New York 10016
(212) 297-1000

        Gramercy Property Trust, which we refer to as "we," "our," "us," or "the Company," was formed as a Maryland real estate investment trust in March 2004 and elected to be taxed as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, or the Code, beginning with the taxable year ended December 31, 2004. We are a leading global investor and asset manager of commercial real estate. The Company specializes in acquiring and managing high quality, income producing industrial commercial real estate leased to high quality tenants in major markets in the United States and Europe. The Company's website is www.gptreit.com. The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. Our common shares are listed on the NYSE under the symbol "GPT." For additional information about us and our business, please refer to "Where You Can Find More Information."

GPT Operating Partnership LP
90 Park Avenue, 32nd Floor
New York, New York 10016
(212) 297-1000

        GPT Operating Partnership LP, which we refer to as the Partnership, was formed as a Delaware limited partnership in March 2004. The Partnership indirectly owns (i) all of our consolidated real estate investments, (ii) our interests in unconsolidated investments, and (iii) the entities that conduct our third-party asset management operations. We are the sole general partner of the Partnership. As of June 26, 2018, third-party holders of limited partnership interests (including holders of Company LTIP units that will be converted, prior to the partnership merger effective time, into Class A partnership units as described below) owned approximately 4.24% of the Partnership.

BRE Glacier Parent L.P.
c/o The Blackstone Group
345 Park Avenue
New York, New York 10154
(212) 583-5000

        BRE Glacier Parent L.P., which we refer to as Parent, is a Delaware limited partnership and an affiliate of Blackstone Real Estate Partners VIII L.P. We refer to Blackstone Real Estate Partners VIII L.P. as the Sponsor. Parent was formed solely for the purpose of acquiring us and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. The Sponsor is an affiliate of The Blackstone Group L.P., which we refer to as Blackstone.

        Blackstone is a global leader in real estate investing. Blackstone's real estate business was founded in 1991 and has approximately $120 billion in investor capital under management. Blackstone's real estate portfolio includes hotel, office, retail, industrial and residential properties in the US, Europe, Asia and Latin America. Major holdings include Hilton Worldwide, Invitation Homes (single family homes), Logicor (pan-European logistics) and prime office buildings in the world's major cities. Blackstone real estate also operates one of the leading real estate finance platforms, including management of the publicly traded Blackstone Mortgage Trust.

BRE Glacier L.P.
c/o The Blackstone Group
345 Park Avenue
New York, New York 10154
(212) 583-5000

        BRE Glacier L.P., which we refer to as Merger Sub I, is a Delaware limited partnership. BRE Glacier LLC, a Delaware limited liability company, is the sole general partner of Merger Sub I. Merger Sub I was formed solely for purposes of facilitating Parent's acquisition of us and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Pursuant to the merger agreement, on the closing date, we will merge with and into Merger Sub I, and Merger Sub I will continue as the surviving entity.

BRE Glacier Acquisition L.P.
c/o The Blackstone Group
345 Park Avenue
New York, New York 10154
(212) 583-5000

        BRE Glacier Acquisition L.P., which we refer to as Merger Sub II, is a Delaware limited partnership. BRE Glacier Acquisition LLC, a Delaware limited liability company, is the sole general partner of Merger Sub II. Merger Sub II was formed solely for purposes of facilitating Parent's acquisition of us and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Pursuant to the merger agreement, on the closing date, Merger Sub II will merge with and into the Partnership, and the Partnership will continue as the surviving partnership.

The Special Meeting (page 31)

The Proposals

        The special meeting of our shareholders will be held on August 9, 2018 at 9:30 a.m., New York time, at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019. At the special meeting, holders of our common shares, par value $0.01 per share, which we refer to as common shares, as of the record date, which was the close of business on June 26, 2018, will be asked to consider and vote on (1) a proposal to approve the merger and the other transactions contemplated by the merger agreement, (2) a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and (3) a proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        Pursuant to our bylaws, only the matters set forth in the Notice of Special Meeting may be brought before the special meeting.

Record Date, Notice and Quorum

        All holders of record of our common shares as of the record date, which was the close of business on June 26, 2018, are entitled to receive notice of and attend and vote at the special meeting or any postponement or adjournment of the special meeting. Each common shareholder will be entitled to cast one vote on each matter presented at the special meeting for each common share that such holder owned as of the record date. On the record date, there were 160,792,820 common shares outstanding and entitled to vote at the special meeting.

        The presence in person or by proxy of our common shareholders entitled to cast a majority of all the votes entitled to be cast at the special meeting will constitute a quorum for purposes of the special meeting. A quorum is necessary to transact business at the special meeting. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to a later date. Pursuant to our bylaws, the chairman of the meeting may adjourn the meeting, whether or not a quorum is present, to a later date, time and place announced at the special meeting.

Required Vote

        Completion of the mergers requires approval of the merger and the other transactions contemplated by the merger agreement by the affirmative vote of the holders of common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter. Each common shareholder is entitled to cast one vote on each matter presented at the special meeting for each common share owned by such shareholder on the record date. Because the required vote for this proposal is based on the number of votes our common shareholders are entitled to cast rather than on the number of votes cast, if you fail to vote by proxy or in person (including by abstaining), or fail to instruct your broker on how to vote, such failure will have the same effect as voting against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        The approval of the proposal regarding the non-binding, advisory vote on the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, and the approval of the proposal regarding any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement, each requires the affirmative vote of a majority of the votes cast on the proposal. Approval of these proposals is not a condition to completion of the mergers. For the purpose of each of these proposals, if you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will not have any effect on the outcome of such proposals. Abstentions are not considered votes cast and therefore will have no effect on the outcome of these proposals.

        The vote of the holders of our 7.125% Series A Cumulative Redeemable Preferred Shares, par value $0.01 per share, which we refer to as preferred shares, is not required to approve any of the proposals at the special meeting and is not being solicited.

        As of the record date, our trustees and executive officers owned and are entitled to vote an aggregate of approximately 1,080,321 of our common shares, entitling them to exercise approximately 0.67% of the voting power of our common shares entitled to vote at the special meeting. Our trustees and executive officers have informed us that they intend to vote the common shares that they own in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement, in favor of the proposal regarding the non-binding, advisory vote on the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and in favor of the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement, although they have no obligation to do so.

Proxies; Revocation

        Any of our common shareholders of record entitled to vote may authorize a proxy to vote his, her or its common shares by returning the enclosed proxy card, authorizing a proxy or voting instructions by telephone or through the Internet, or by appearing and voting at the special meeting in person. If the common shares that you own are held in "street name" by your broker, you should instruct your broker on how to vote your common shares using the instructions provided by your broker.

        Any proxy may be revoked at any time prior to its exercise by your delivery of a properly executed, later-dated proxy card, by authorizing your proxy by telephone or through the Internet at a later date than your previously authorized proxy, by your filing a written revocation of your proxy with our Secretary or by your voting in person at the special meeting. Attendance alone will not be sufficient to revoke a previously authorized proxy.

The Mergers (page 35)

        Pursuant to the merger agreement, on the closing date, Merger Sub II will merge with and into the Partnership and the separate existence of Merger Sub II will cease, and the Partnership will be the surviving partnership in the partnership merger. We use the term Surviving Partnership in this proxy statement to refer to the Partnership following the partnership merger effective time.

        The partnership merger will become effective upon the filing of a certificate of merger with respect to the partnership merger with the Secretary of State of the State of Delaware or on such other date and time as may be mutually agreed to by us and Parent and specified in the partnership merger certificate. We use the term partnership merger effective time in this proxy statement to refer to the time the partnership merger becomes effective.

        Also on the closing date, we will merge with and into Merger Sub I and the separate existence of the Company will cease, and Merger Sub I will continue as the surviving entity in the merger. We use the term Surviving Company in this proxy statement to refer to Merger Sub I following the effective time of the merger.

        Our merger with Merger Sub I will become effective upon the later of the acceptance for record of the articles of merger with respect to the merger by the State Department of Assessments and Taxation of Maryland, the filing of the certificate of merger with respect to the merger with the

Secretary of State of the State of Delaware or on such other date and time as may be mutually agreed to by us and Parent and specified in the articles of merger and certificate of merger. We use the term merger effective time in this proxy statement to refer to the time the merger becomes effective. Unless otherwise agreed by the parties to the merger agreement, the partnership merger effective time and the merger effective time will occur on the closing date, with the merger effective time occurring immediately after the partnership merger effective time.

Recommendation of Our Board of Trustees (page 47)

        Our board of trustees has unanimously:

  •
  approved the merger agreement;

  •
  declared the merger agreement and the transactions contemplated by the merger agreement, including the merger, to be advisable and in the best interests of the Company and our shareholders; and

  •
  recommended that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, and "FOR" the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

Opinion of Our Financial Advisor (page 54)

Opinion of Morgan Stanley & Co. LLC

        At the May 6, 2018 meeting of our board of trustees, Morgan Stanley & Co. LLC, which we refer to as Morgan Stanley, rendered its oral opinion, subsequently confirmed in writing by delivery of a written opinion to our board of trustees dated May 6, 2018, that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the merger consideration to be received by the holders of our common shares pursuant to the merger agreement was fair from a financial point of view to such holders of our common shares.

        The full text of the written opinion of Morgan Stanley, dated as of May 6, 2018, is attached to this proxy statement as Exhibit B and is hereby incorporated into this proxy statement by reference in its entirety. You should read the opinion in its entirety for a discussion of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. We encourage you to read the entire opinion and the summary of Morgan Stanley's opinion below carefully and in their entirety. This summary of the opinion of Morgan Stanley set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Morgan Stanley's opinion is directed to our board of trustees, in its capacity as such, addresses only the fairness of the merger consideration to be received by the holders of our common shares pursuant to the merger agreement from a financial point of view to such holders as of the date of the opinion and does not address any other aspects or implications of the mergers. Morgan Stanley's opinion was not intended to, and does not, constitute a recommendation to any holder of our common shares as to how to vote at the special meeting to be held in connection with the mergers or whether to take any other action with respect to the mergers. Morgan Stanley was not requested to opine as to, and its opinion did not in any manner address the relative merits of, the transactions contemplated by the merger agreement as compared to other business or financial strategies that might be available to the Company, nor did it address the underlying business decision of the Company to enter into the merger agreement or proceed with any other transaction contemplated by the merger agreement.

Treatment of Common Shares, Preferred Shares and Equity Awards (page 77)

Common Shares

        The merger agreement provides that, at the merger effective time, each of our common shares (other than (1) any of our common shares owned by Parent, Merger Sub I or any subsidiary of Parent, the Company or Merger Sub I immediately prior to the merger effective time (which we refer to as excluded shares), which will automatically be canceled and retired and will cease to exist with no consideration being delivered in exchange therefor, and (2) any of our common shares under a Company restricted share award) issued and outstanding immediately prior to the merger effective time will automatically be converted into the right to receive an amount in cash equal to $27.50 (plus, if the mergers are consummated after October 15, 2018, a per diem amount of approximately $0.004 in cash for each day from and after such date until (but not including) the closing date), without interest (we refer to such amount as the merger consideration). If we declare a distribution reasonably necessary to maintain our status as a REIT under the Code or to avoid the payment of income or excise tax under the Code as permitted under the merger agreement, the merger consideration will be decreased by an amount equal to the per share amount of such distribution.

Preferred Shares

        Pursuant to the terms of the merger agreement, promptly following Parent's request after the date this proxy statement is mailed to our shareholders, we will deliver to the holders of record of our preferred shares a notice of redemption contemplated by the articles supplementary classifying and designating our preferred shares (which we refer to as the Series A Articles Supplementary). The redemption notice will be prepared by us, in form and substance reasonably satisfactory to Parent, and will state that each of our preferred shares held by such holder immediately prior to the merger effective time will be redeemed by us effective as of the closing date through the payment of an amount in cash equal to $25.00 per share plus accrued and unpaid dividends (whether or not authorized or declared) to, but not including, the closing date (including any additional amounts contemplated by the Series A Articles Supplementary), without interest (we refer to such amount as the per preferred share redemption price, and we refer to the aggregate amount payable to such holders in such redemption as the aggregate per preferred share redemption amount). Such redemption will be subject to and conditioned upon the occurrence of the closing of the mergers. Prior to the merger effective time, Parent will deposit or cause to be deposited with the paying agent funds sufficient to pay the aggregate per preferred share redemption amount.

Restricted Share Awards

        Immediately prior to the merger effective time, each award of restricted common shares granted under a Company equity plan that is outstanding immediately prior to the merger effective time (we refer to each as a Company restricted share award) will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company restricted share award immediately prior to the merger effective time multiplied by (2) the merger consideration, less any applicable withholding taxes.

Restricted Share Unit Awards

        Immediately prior to the merger effective time, each restricted share unit award (we refer to each as a Company RSU award) covering common shares granted under a Company equity plan that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company RSU award immediately prior to the merger effective time multiplied by (2) the merger consideration, less any applicable withholding taxes.

Company Options

        Immediately prior to the merger effective time, each option to purchase common shares (we refer to each as a Company option) that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company option immediately prior to the merger effective time multiplied by (2) the excess (if any) of the merger consideration over the per share exercise price applicable to the Company option, less any applicable withholding taxes.

Company LTIP Units

        Each unvested Company LTIP unit that is outstanding on the business day prior to the partnership merger effective time will vest, without proration, pursuant to its terms on the business day prior to the closing date, and, with respect to the maximum number of vested Company LTIP units then eligible for conversion under the terms of the partnership agreement, we will exercise our right to convert each such vested Company LTIP unit (including those that vest on the business day prior to the closing date) into a Class A partnership unit immediately prior to the time at which the partnership merger becomes effective and be treated as a Class A partnership unit as described below.

Treatment of Interests in the Partnership (page 78)

        In connection with the partnership merger, each Class A unit of the Partnership (including each Company LTIP unit that will be converted, prior to the partnership merger effective time, into a Class A partnership unit as described above), which we refer to as a Class A partnership unit, issued and outstanding immediately prior to the partnership merger effective time (other than (1) Class A partnership units owned by the Company or any wholly owned subsidiary of the Company, which Class A partnership units will be unaffected by the partnership merger and will remain outstanding as partnership units of the Surviving Partnership held by the Company, and (2) Class A partnership units owned by Parent, Merger Sub II or any of their respective wholly owned subsidiaries, which will automatically be canceled and will cease to exist with no consideration being delivered in exchange therefor) will automatically be converted into, and canceled in exchange for, the right to receive the merger consideration. As discussed above, if we declare a distribution reasonably necessary to maintain our status as a REIT under the Code, or to avoid the payment of income or excise tax as permitted under the merger agreement, the merger consideration will be decreased by an amount equal to the per share amount of such distribution. We refer to each holder of Class A partnership units (including Company LTIP units that will be converted, prior to the partnership merger effective time, into Class A partnership units) (other than the Company, any wholly owned subsidiary of the Company, Parent, Merger Sub I, Merger Sub II or any wholly owned subsidiary of the Surviving Company, Parent or Merger Sub II), as a minority limited partner.

        Alternatively, in lieu of the merger consideration, each minority limited partner that is an "accredited investor" as defined under the U.S. securities laws and is not a "benefit plan investor" within the meaning of the Employment Retirement Income Security Act of 1974, as amended, which we refer to as ERISA, and that has satisfied certain other requirements will be afforded the opportunity to elect to convert all or a portion of such minority limited partner's Class A partnership units (including Company LTIP units that will be converted, prior to the partnership merger effective time, into Class A partnership units as described above) into 5.75% Series B cumulative preferred units of the Surviving Partnership, which we refer to as Series B preferred units, on a one-for-one basis, without interest. Separate materials will be sent to the minority limited partners regarding this election.

This proxy statement does not constitute any solicitation of consents in respect of the partnership merger, and does not constitute an offer to exchange or convert the Class A partnership units (including the Company LTIP units that will be converted, prior to the partnership merger effective time, into Class A partnership units as described above) that you may own for or into Series B preferred units in the Surviving Partnership.

Financing (page 62)

        In connection with the closing of the mergers, Parent will cause an aggregate of approximately $4.6 billion to be paid to the holders of our common shares, including holders of Company equity awards, and the minority limited partners (assuming none of the minority limited partners elects to receive Series B preferred units in the Surviving Partnership). In connection with the redemption of our preferred shares as described under "The Merger Agreement—Treatment of Common Shares, Preferred Shares and Equity Awards," Parent will cause approximately $88 million (plus accrued and unpaid dividends to, but not including, the redemption date) to be paid to the holders of our preferred shares. In addition, Parent has informed us that in connection with the closing of the mergers, Parent expects to cause all of our outstanding unsecured senior notes and term loans and all of outstanding indebtedness under our revolving credit facility to be prepaid in full at the closing. Parent has informed us that it expects our mortgage loans to be repaid or remain outstanding. As of March 31, 2018, we had approximately $2.2 billion in aggregate principal amount of consolidated indebtedness under our unsecured senior notes, term loans and revolving credit facility and $551 million in aggregate principal amount of consolidated indebtedness under our mortgage loans. As of March 31, 2018, our share of unconsolidated joint venture secured debt was approximately $127 million.

        Parent has informed us that it has received a debt commitment letter from Citigroup Global Markets Inc. and Bank of America, N.A. providing for debt financing in connection with the mergers in an aggregate amount not to exceed $3.0 billion and that it may seek to obtain additional debt financing in connection with the mergers. In addition, it is expected that the Sponsor and its affiliates will contribute equity to Parent for the purpose of funding the acquisition costs (including the merger consideration) that are not covered by such debt financing.

        Parent has informed us that in addition to the payment of the merger consideration, the funds to be obtained from the debt and equity financing may be used for purposes such as reserves, the refinancing of certain of our existing debt, and for other costs and expenses related to the financing and the mergers. Parent has informed us that it currently believes that the funds to be borrowed under each debt financing would be secured by, among other things, a first priority mortgage lien on certain properties which are wholly owned by us, escrows, reserves, a cash management account, or a first priority pledge of and security interest in the direct or indirect ownership interests in the owners of the properties, in each case, together with such other pledges and security required by the lender to secure and perfect their interest in the applicable collateral and that such debt financings would be conditioned on the mergers being completed and other customary conditions for similar financings.

        Pursuant to the merger agreement, we have agreed to deliver, promptly following Parent's request, to each of the lenders under our existing mortgage indebtedness a notice prepared by Parent, in form and substance reasonably approved by us, requesting that such lender consent to the consummation of the mergers and the other transactions contemplated by the merger agreement and to certain modifications of the existing loan documents reasonably requested by Parent.

        The merger agreement does not contain a financing condition or a "market MAC" condition to the closing of the mergers. For more information, see "The Merger Agreement—Financing Cooperation" and "The Merger Agreement—Conditions to the Mergers."

Interests of Our Trustees and Executive Officers in the Mergers (page 63)

        Our trustees and executive officers have certain interests in the mergers that are different from, or in addition to, the interests of our shareholders generally, including (1) the consideration that they would receive with respect to their Company restricted share awards, Company RSU awards, and Company options in connection with the mergers, (2) the vesting and conversion of their Company LTIP units into Class A partnership units, which will enable certain executive officers to elect to receive either the merger consideration or one newly created Series B preferred unit in the surviving partnership in respect of each Class A partnership unit, and (3) certain severance payments and benefits that may become payable upon a qualifying termination following the closing of the mergers. See "The Mergers—Interests of Our Trustees and Executive Officers in the Mergers" for additional information about interests that our trustees and executive officers have in the mergers that are different than yours.

Restriction on Solicitation of Company Acquisition Proposals (page 92)

        Under the terms of the merger agreement, we and our subsidiaries are subject to restrictions on our ability to solicit any company acquisition proposals (as defined in the section entitled "The Merger Agreement—Shareholders' Meeting"), including, among others, restrictions on our ability to furnish to any third parties any non-public information in connection with any company acquisition proposal, or engage in any discussions or negotiations regarding any company acquisition proposal, or propose or agree to do any of the foregoing. Subject to the terms of the merger agreement, we or our subsidiaries may furnish non-public information to, and engage in discussions or negotiations with, a third party if we receive an unsolicited written bona fide company acquisition proposal from such third party after the date of the merger agreement and that did not result from our breach of our obligations described in the section entitled "The Merger Agreement—Restriction on Solicitation of Company Acquisition Proposals," and our board of trustees determines in good faith, after consultation with its outside legal counsel and financial advisors, that such company acquisition proposal constitutes or could reasonably be expected to lead to a superior proposal (as defined in the section entitled "The Merger Agreement—Restriction on Solicitation of Company Acquisition Proposals"). Under certain circumstances and after following certain procedures and adhering to certain restrictions, we are permitted to terminate the merger agreement if our board of trustees approves, and concurrently with the termination of the merger agreement, we enter into, a definitive agreement providing for the implementation of a superior proposal (subject to payment of the company termination fee (as described below)).

Conditions to the Mergers (page 101)

        Completion of the mergers depends upon the satisfaction or waiver of a number of conditions, including, among others, that:

  •
  the merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of the holders of our common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter;

  •
  no governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the mergers illegal or otherwise restricting, preventing or prohibiting the consummation of the mergers;

  •
  our and the Partnership's and Parent's, Merger Sub I's and Merger Sub II's respective representations and warranties in the merger agreement must be true and correct in the manner described under the section entitled "The Merger Agreement—Conditions to the Mergers";

  •
  we and the Partnership and Parent, Merger Sub I and Merger Sub II must have performed and complied, in all material respects, with our and their respective obligations, agreements and covenants required by the merger agreement to be performed or complied with on or prior to the closing date;

  •
  Parent must have received a tax opinion of our counsel, Morgan, Lewis & Bockius LLP, or such other law firm as may be reasonably approved by Parent, dated as of the closing date, concluding (subject to customary assumptions, qualifications and representations, including representations made by us and our subsidiaries) that we have been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code for all taxable periods commencing with our taxable year ended December 31, 2004 through and including the merger effective time; and

  •
  from the date of the merger agreement through the closing date, there must not have occurred a change, event, state of facts or development which has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on us.

Termination of the Merger Agreement (page 102)

        We and Parent may mutually agree to terminate and abandon the merger agreement at any time prior to the closing date, even after we have obtained the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement.

Termination by either the Company or Parent

        In addition, we, on the one hand, or Parent, on the other hand, may terminate and abandon the merger agreement by written notice to the other at any time prior to the closing date, even after we have obtained the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement, if:

  •
  any governmental entity of competent authority has issued an order, decree or ruling or taken any other action in each case permanently restraining, enjoining or otherwise prohibiting the mergers substantially on the terms contemplated by the merger agreement and such order, decree, ruling or other action has become final and non-appealable, provided that the right to terminate the merger agreement pursuant to this bullet point is not available to a party if the issuance of such final, non-appealable order, decree or ruling or taking of such other action was primarily due to the failure of us or the Partnership, in the case of termination by us, or Parent, Merger Sub I or Merger Sub II, in the case of termination by Parent, to perform any of its obligations under the merger agreement;

  •
  the mergers have not been consummated by November 6, 2018, provided that the right to terminate the merger agreement under this bullet point is not available to us, if the Company or the Partnership, or to Parent, if Parent, Merger Sub I or Merger Sub II, as applicable, has breached in any material respect its obligations under the merger agreement in any manner that has caused or resulted in the failure to consummate the mergers on or before November 6, 2018; or

  •
  the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement has not been obtained at the duly held special meeting or any adjournment or postponement thereof at which the merger is voted on.

Termination by the Company

        We may also terminate and abandon the merger agreement by written notice to Parent at any time prior to the closing date, even after we have obtained the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement, if:

  •
  prior to obtaining the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement, our board of trustees effects an adverse recommendation change in accordance with the requirements described below under "The Merger Agreement—Obligation of the Board of Trustees with Respect to Its Recommendation" in connection with a superior proposal and our board of trustees has approved, and concurrently with the termination under the provision described in this bullet point, we enter into, a definitive agreement providing for the implementation of a superior proposal, but only if we are not then in breach of our obligations described under "The Merger Agreement—Restriction on Solicitation of Company Acquisition Proposals," provided that such termination will not be effective until we have paid the company termination fee (as described under "The Merger Agreement—Termination Fees" below);

  •
  Parent, Merger Sub I or Merger Sub II has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement such that a closing condition relating to its representations, warranties, covenants or agreements would be incapable of being satisfied by November 6, 2018, provided that neither we nor the Partnership have breached or failed to perform any of our or its representations, warranties, covenants or other agreements contained in the merger agreement in any material respect; or

  •
  all of the following requirements are satisfied:

  o
  all of the mutual conditions to the parties' obligations to effect the mergers and the additional conditions to the obligations of Parent, Merger Sub I and Merger Sub II to effect the mergers have been satisfied or waived by Parent (other than those conditions that by their nature are to be satisfied at the closing of the mergers, provided that such conditions to be satisfied at the closing of the mergers would be satisfied as of the date of the notice referenced in the immediately following bullet point if the closing of the mergers were to occur on the date of such notice);

  o
  on or after the date the closing of the mergers should have occurred pursuant to the merger agreement, we have delivered written notice to Parent to the effect that all of the mutual conditions to the parties' obligations to effect the mergers and the additional conditions to the obligations of Parent, Merger Sub I and Merger Sub II to effect the mergers have been satisfied or waived by Parent (other than those conditions that by their nature are to be satisfied at the closing of the mergers, provided that such conditions to be satisfied at the closing of the mergers would be satisfied as of the date of such notice if the closing of the mergers were to occur on the date of such notice) and we and the Partnership are prepared to consummate the closing of the mergers; and

  o
  Parent, Merger Sub I and Merger Sub II fail to consummate the closing of the mergers on or before the third business day after delivery of the notice referenced in the immediately preceding bullet point, and we and the Partnership were prepared to consummate the closing of the mergers during such three business day period.

Termination by Parent

        Parent may also terminate and abandon the merger agreement by written notice to us at any time prior to the closing date, even after we have obtained the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement, if:

  •
  we or the Partnership have breached or failed to perform any of our or the Partnership's representations, warranties, covenants or other agreements contained in the merger agreement such that the closing conditions relating to our and the Partnership's representations, warranties, covenants or agreements would be incapable of being satisfied by November 6, 2018, provided that neither Parent, Merger Sub I nor Merger Sub II has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement in any material respect; or

  •
  (1) our board of trustees has effected, or resolved to effect, an adverse recommendation change, (2) we have failed to publicly recommend against any tender offer or exchange offer subject to Regulation 14D under the Securities Exchange Act of 1934, as amended (which we refer to as the Exchange Act) that constitutes a company acquisition proposal (including, for these purposes, by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company's shareholders) within ten business days after the commencement of such tender offer or exchange offer, (3) our board of trustees has failed to publicly reaffirm its recommendation to our common shareholders to approve the merger and the other transactions contemplated by the merger agreement within ten business days after the date a company acquisition proposal shall have been publicly announced (or if the special meeting is scheduled to be held within ten business days from the date a company acquisition proposal is publicly announced, promptly and in any event prior to the date on which the special meeting is scheduled to be held) or (4) we enter into a letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to a company acquisition proposal or requiring us or the Partnership to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement (other than an acceptable confidentiality agreement).

Termination Fees (page 104)

Termination Fee Payable by the Company

        We have agreed to pay a termination fee as directed by Parent of $138 million, which we refer to as the company termination fee, if:

  •
  Parent terminates the merger agreement pursuant to the provision described in the second bullet point under "The Merger Agreement—Termination of the Merger Agreement—Termination by Parent";

  •
  we terminate the merger agreement pursuant to the provision described in the first bullet point under "The Merger Agreement—Termination of the Merger Agreement—Termination by the Company"; or

  •
  all of the following requirements are satisfied:

  o
  we or Parent terminate the merger agreement pursuant to the provisions described in the second bullet point or the third bullet point under "The Merger Agreement—Termination of the Merger Agreement—Termination by either the Company or Parent" or Parent terminates the merger agreement pursuant to the provision described in the first bullet point under "The Merger Agreement—Termination of the Merger Agreement—Termination by Parent"; and

    o
    (1) a company acquisition proposal has been received by us or our representatives or any person has publicly proposed or publicly announced an intention (whether or not conditional) to make a company acquisition proposal (and, in the case of a termination pursuant to the provision described in the third bullet point under "The Merger Agreement—Termination of the Merger Agreement—Termination by either the Company or Parent," such company acquisition proposal or publicly proposed or announced intention was made prior to the special meeting) and (2) within twelve months after a termination referred to in the immediately preceding sub-bullet point we enter into a definitive agreement relating to, or consummate, any company acquisition proposal (with, for purposes of this clause (2), the references to "15%" in the definition of "company acquisition proposal" being deemed to be references to "50%").

        However, the company termination fee will equal $46 million if the merger agreement is terminated by us pursuant to the provisions described in the first bullet point under "The Merger Agreement—Termination of the Merger Agreement—Termination by the Company" in order to enter into a definitive agreement with an "excluded party" providing for the implementation of a superior proposal, which we refer to as an excluded party termination.

        An "excluded party" is a person or group of persons that submitted a written bona fide company acquisition proposal to us after the date of the merger agreement and prior to June 20, 2018 that our board of trustees determines prior to June 20, 2018, after consultation with outside legal counsel and financial advisors, constitutes, or could reasonably be expected to lead to, a superior proposal if: (1) we provide written notice to Parent promptly (and in any event within 48 hours) of such determination, and (2) at or prior to July 5, 2018 we provide a notice of change of recommendation to Parent with respect to our intention to undertake an excluded party termination to enter into a definitive agreement providing for the implementation of such company acquisition proposal. We refer to such company acquisition proposal as a "qualified proposal."

        However in certain circumstances such a person or group will cease to be an excluded party, as is described under "The Merger Agreement—Termination Fees—Termination Fee Payable by the Company."

Termination Fee Payable by Parent

        Parent has agreed to pay to us a termination fee of $414 million, which we refer to as the parent termination fee, if we terminate the merger agreement pursuant to the provisions described in the second bullet point or third bullet point under "The Merger Agreement—Termination of the Merger Agreement—Termination by the Company."

Guaranty and Remedies (page 105)

        In connection with the merger agreement, the Sponsor entered into a guaranty in our favor to guarantee Parent's payment obligations with respect to the parent termination fee and certain expense reimbursement and indemnification obligations of Parent under the merger agreement, subject to the terms and limitations set forth in the guaranty.

        The maximum aggregate liability of the Sponsor under the guaranty will not exceed $414 million, plus all reasonable and documented third party costs and out-of-pocket expenses (including reasonable fees of counsel) actually incurred by us relating to any litigation or other proceeding brought by us to enforce our rights under the guaranty, if we prevail in such litigation or proceeding.

        We and the Partnership cannot seek specific performance to require Parent, Merger Sub I or Merger Sub II to complete the mergers and, subject to limited exceptions, including with respect to enforcing confidentiality provisions and certain expense reimbursement and indemnification obligations of Parent, our sole and exclusive remedy against Parent, Merger Sub I or Merger Sub II relating to any breach of the merger agreement or otherwise will be the right to receive the parent termination fee under the conditions described under "The Merger Agreement—Termination Fees—Termination Fee Payable by Parent." Parent, Merger Sub I and Merger Sub II may, however, seek specific performance to require us and the Partnership to complete the mergers.

Regulatory Matters (page 69)

        We are unaware of any material federal, state or foreign regulatory requirements or approvals that are required for the execution of the merger agreement or the completion of either the merger or the partnership merger, other than the acceptance for record of the articles of merger with respect to the merger by the State Department of Assessments and Taxation of Maryland, and the filing of the certificates of merger with respect to each of the merger and the partnership merger with the Secretary of State of the State of Delaware.

No Dissenters' Rights of Appraisal (page 110)

        We are organized as a real estate investment trust under Maryland law. Holders of our common shares may not exercise any appraisal rights, dissenters' rights or the rights of an objecting shareholder to receive the fair value of the shareholder's shares in connection with the merger because, as permitted by the Maryland REIT Law, our declaration of trust provides that shareholders are not entitled to exercise such rights unless our board of trustees, upon the affirmative vote of a majority of the entire board, determines that the rights apply. Our board of trustees has made no such determination. However, our common shareholders can vote against the merger and the other transactions contemplated by the merger agreement.

Litigation Relating to the Mergers (page 70)

        Following announcement of the merger agreement, two purported class actions related to the proposed transaction, Anderson v. Gramercy Property Trust et al., No. 1:18-cv-05335-PCK and Franchi v. Gramercy Property Trust et al., No. 1:18-cv-01842-ELH, were filed in the United States District Court for the Southern District of New York and the United States District Court for the District of Maryland, respectively, and a third complaint related to the proposed transaction, Madry v. Gramercy Property Trust et al., No. 1:18-cv-01851-TDC, was filed as an individual (not a class) action in the United States District Court for the District of Maryland. The lawsuits all name as defendants the Company and the members of our board of trustees. The complaints allege, among other things, that the individual defendants caused the Company to file a materially incomplete and misleading preliminary proxy statement relating to the proposed transaction in violation of Sections 14(a) and 20(a) of the Exchange Act. The Anderson and Madry complaints seek a variety of equitable and injunctive relief, including enjoining defendants from consummating the proposed merger transaction unless and until the Company provides supplemental disclosures, unspecified damages and, in the case of the Anderson complaint, rescission of the merger agreement or any of the terms thereof, or rescissory damages. The Franchi complaint seeks, among other relief, to enjoin defendants from proceeding with, consummating or closing the proposed merger transaction, rescission of the merger transaction or rescissory damages and dissemination of a supplemental proxy statement. All three complaints also seek an award of attorneys' and expert fees and expenses. The courts have not acted on any of these complaints, and no relief has been granted as of the date of this proxy statement. We believe the lawsuits are without merit.

Material U.S. Federal Income Tax Consequences (page 70)

        The receipt of cash in exchange for our common shares pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. You should consult your own tax advisors regarding the particular tax consequences to you of the exchange of our common shares for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). For further discussion, see "The Mergers—Material U.S. Federal Income Tax Consequences."

Delisting and Deregistration of Our Common Shares and Preferred Shares (page 74)

        If the merger is completed, our common shares and our preferred shares will no longer be traded on the New York Stock Exchange, which we refer to as the NYSE, and will be deregistered under the Exchange Act.

Market Price of Our Common Shares (page 107)

        Our common shares are listed on the NYSE under the trading symbol "GPT." On May 4, 2018, the last trading day prior to the date of the public announcement of the merger agreement, the reported closing price per share for our common shares on the NYSE was $23.82. On June 26, 2018, the last trading day before the date of this proxy statement, the reported closing price per share for our common shares on the NYSE was $27.63. You are encouraged to obtain current market quotations for our common shares.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGERS

        The following questions and answers address briefly some questions you may have regarding the special meeting and the proposed mergers. These questions and answers may not address all questions that may be important to you as a shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, as well as the additional documents to which it refers or which it incorporates by reference, including the merger agreement, a copy of which is attached to this proxy statement as Exhibit A.

Q:
What is the proposed transaction?

A:
The proposed transaction is the acquisition of the Company and its subsidiaries, including the Partnership, by affiliates of Blackstone pursuant to the merger agreement. After the merger and the other transactions contemplated by the merger agreement have been approved by our common shareholders and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub II will be merged with and into the Partnership, with the Partnership continuing as the Surviving Partnership. Immediately following the partnership merger effective time, Gramercy Property Trust will merge with and into Merger Sub I, with Merger Sub I continuing as the Surviving Company. The mergers will occur at the times provided in the merger agreement. For additional information about the mergers, please review the merger agreement attached to this proxy statement as Exhibit A and incorporated by reference into this proxy statement. We encourage you to read the merger agreement carefully and in its entirety, as it is the principal document governing the mergers.

Q:
As a common shareholder, what will I receive in the merger?

A:
For each outstanding common share that you own immediately prior to the merger effective time, you will receive $27.50 in cash, plus, if the mergers are consummated after October 15, 2018, a per diem amount of approximately $0.004 in cash for each day from and after such date until (but not including) the closing date, without interest and less any applicable withholding taxes.

Q:
Will I receive any regular quarterly dividends with respect to the common shares that I own?

A:
On April 30, 2018, our board of trustees declared a regular quarterly dividend of $0.3750 per common share for the quarter ended June 30, 2018, which will be paid on July 16, 2018 to common shareholders of record at the close of business on June 29, 2018. Under the terms of the merger agreement, we may not authorize, declare or pay any other dividends to the holders of our common shares during the term of the merger agreement without the prior written consent of Parent, other than dividends reasonably required to maintain our status as a REIT under the Code or to avoid the payment of income or excise tax (with any such additional required dividend resulting in a corresponding decrease to the merger consideration). However, if the mergers are consummated after October 15, 2018, holders of our common shares will receive, for each outstanding common share, a per diem amount of approximately $0.004 in cash for each day from and after such date until (but not including) the closing date, without interest and less any applicable withholding taxes. Such amount is meant to approximate the daily accrual of our regular quarterly dividend of $0.3750 per common share, commencing October 15, 2018.

Q:
What will happen to my share options, restricted share awards, restricted share unit awards and LTIP units in the mergers?

A:
Restricted Share Awards.    Immediately prior to the merger effective time, each Company restricted share award that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company restricted share award immediately prior to the merger effective time multiplied by (2) the merger consideration, less any applicable withholding taxes.

  Restricted Share Unit Awards.    Immediately prior to the merger effective time, each Company RSU award that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company RSU award immediately prior to the merger effective time multiplied by (2) the merger consideration, less any applicable withholding taxes.

  Company Options.    Immediately prior to the merger effective time, each Company option that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company option immediately prior to the merger effective time multiplied by (2) the excess (if any) of the merger consideration over the per share exercise price applicable to the Company option, less any applicable withholding taxes.

  Company LTIP Units.    Each unvested Company LTIP unit that is outstanding on the business day prior to the partnership merger effective time will vest, without proration, pursuant to its terms on the business day prior to the closing date, and, with respect to the maximum number of vested Company LTIP units then eligible for conversion under the terms of the partnership agreement, we will exercise our right to convert each such vested Company LTIP unit (including those that vest on the business day prior to the closing date), into a Class A partnership unit immediately prior to the time at which the partnership merger becomes effective and be treated as a Class A partnership unit.

Q:
What will happen to the Employee Share Purchase Plan in the mergers?

A:
The 2017 Employee Share Purchase Plan, which we refer to as the ESPP, will continue in effect through the current purchase period (i.e., through June 30, 2018, the end of the second fiscal quarter). The ESPP will be suspended thereafter and we will not offer the ESPP in any future fiscal quarters. No new participants are permitted to join the current ESPP purchase period in progress. You can withdraw from the ESPP at any time as stated in the ESPP.

  If the closing occurs prior to the end of the current purchase period, the last day of the current purchase period will be accelerated to a date prior to the closing of the transaction and your funds contributed to the ESPP will be used to purchase common shares. As usual, you will receive a refund for any contributions not used to purchase common shares in accordance with the terms of the ESPP.

Q:
When do you expect the mergers to be completed?

A:
If our common shareholders vote to approve the merger and the other transactions contemplated by the merger agreement, and assuming that the other conditions to the mergers are satisfied or waived, it is anticipated that the mergers will be completed in the second half of 2018. Pursuant to the merger agreement, the closing of the mergers will take place on the third business day after satisfaction or waiver of the conditions to the mergers described under "The Merger Agreement—Conditions to the Mergers" (other than those conditions that by their nature are to be satisfied or waived at the closing of the mergers, but subject to the satisfaction or waiver of such conditions) or at such other date as mutually agreed to by the parties to the merger agreement; however, Parent may on one or more occasions elect to delay the closing to a date that is on or prior to October 10, 2018. For further information regarding the timing of the closing of the mergers, see "The Merger Agreement—Effective Times; Closing Date."

Q:
What happens if the mergers are not completed?

A:
If the merger and the other transactions contemplated by the merger agreement are not approved by our common shareholders, or if the mergers are not completed for any other reason, our common shareholders will not receive any payment for their common shares pursuant to the merger agreement. Instead, Gramercy Property Trust will remain a public company and our common shares will continue to be registered under the Exchange Act and listed on the NYSE. Upon a termination of the merger agreement, under certain circumstances, we will be required to pay Parent the company termination fee. In certain other circumstances, Parent will be required to pay us the parent termination fee upon termination of the merger agreement.

Q:
If the mergers are completed, how do I obtain the merger consideration for my common shares?

A:
Following the completion of the merger, your common shares will automatically be converted into the right to receive your portion of the merger consideration. Shortly after the merger is completed, you will receive a letter of transmittal describing how you may exchange your common shares for the merger consideration. If your common shares are held in "street name" by your broker, bank or other nominee, you may receive instructions from your broker, bank or other nominee as to what action, if any, you need to take to effect the surrender of your "street name" shares in exchange for the merger consideration.

Q:
If I hold my shares in certificated form, should I send in my share certificates now?

A:
No. Shortly after the merger is completed, you will be sent a letter of transmittal that includes detailed written instructions on how to return your certificates. You must return your certificates in accordance with such instructions in order to receive the merger consideration. PLEASE DO NOT SEND IN YOUR CERTIFICATE(S) NOW.

Q:
When and where is the special meeting?

A:
The special meeting will be held on August 9, 2018 at 9:30 a.m., New York time, at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019.

Q:
Who can vote and attend the special meeting?

A:
All holders of record of our common shares as of the record date, which was the close of business on June 26, 2018, are entitled to receive notice of and attend and vote at the special meeting or any postponement or adjournment of the special meeting. Each common shareholder will be entitled to cast one vote on each matter presented at the special meeting for each common share that such holder owned as of the record date. The vote of the holders of our preferred shares is not required to approve any of the proposals at the special meeting and is not being solicited.

Q:
What vote of common shareholders is required to approve the merger and the other transactions contemplated by the merger agreement?

A:
Approval of the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter at the special meeting. Because the required vote for this proposal is based on the number of votes our common shareholders are entitled to cast rather than on the number of votes cast, failure to vote your common shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have the same effect as voting "AGAINST" the proposal to approve the merger and the other transactions contemplated by the merger agreement.

Q:
What vote of common shareholders is required to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger?

A:
Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger requires the affirmative vote of a majority of the votes cast on the proposal. For the purpose of this proposal, failure to vote your common shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have no effect on the proposal.

Q:
What vote of common shareholders is required to approve adjournments of the special meeting?

A:
Approval of any adjournment of the special meeting to solicit additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of a majority of the votes cast on the proposal. For the purpose of this proposal, failure to vote your common shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have no effect on the proposal.

Q:
Why is my vote important?

A:
If you do not authorize your proxy or voting instructions or vote in person at the special meeting, it will be more difficult for us to obtain the necessary quorum to hold the special meeting. In addition, because the proposal to approve the merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of the holders of common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter, your failure to authorize your proxy or voting instructions or to vote in person at the special meeting will have the same effect as a vote "AGAINST" the approval of the merger and the other transactions contemplated by the merger agreement.

Q:
How does the merger consideration compare to the market price of the Company's common shares?

A:
The merger consideration of $27.50 per share (disregarding, for these purposes, the additional consideration payable if the mergers are completed after October 15, 2018) represents a premium of approximately 15% over the closing price of our common shares of $23.82 per share on May 4, 2018, the last trading day prior to the public announcement of the merger agreement, and a premium of approximately 23% over the 30-day volume weighted average share price ending May 4, 2018.

Q:
How does our board of trustees recommend that I vote?

A:
Our board of trustees recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, and "FOR" the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

Q:
Why am I being asked to consider and cast a vote on the non-binding proposal to approve the merger-related compensation payable to our named executive officers?

A:
The U.S. Securities and Exchange Commission, which we refer to as the SEC, has adopted rules that require companies to seek a nonbinding, advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to corporate transactions such as the merger.

Q:
What will happen if shareholders do not approve the non-binding proposal to approve the merger-related compensation?

A:
The vote to approve the non-binding proposal to approve the merger-related compensation is a vote separate and apart from the vote to approve the merger and the other transactions contemplated by the merger agreement. Approval of this proposal is a not a condition to completion of the mergers. The vote on this proposal is an advisory vote only, and it is not binding on us or our board of trustees. Further, the underlying arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is completed, our named executive officers will be eligible to receive the compensation that may be paid or become payable to them that is based on or otherwise relates to the merger, in accordance with the terms and conditions applicable to such compensation.

Q:
Do any of the Company's trustees and executive officers have any interest in the mergers that is different than mine?

A:
Our trustees and executive officers have certain interests in the mergers that are different from, or in addition to, the interests of our shareholders generally, including (1) the consideration that they would receive with respect to their Company restricted share awards, Company RSU awards, and Company options in connection with the mergers, (2) the vesting and conversion of their Company LTIP units into Class A partnership units, which will enable certain executive officers to elect to receive either the merger consideration or one newly created Series B preferred unit in the surviving partnership in respect of each Class A partnership unit, and (3) certain severance payments and benefits that may become payable upon a qualifying termination following the closing of the mergers. See "The Mergers—Interests of Our Trustees and Executive Officers in the Mergers" for additional information about interests that our trustees and executive officers have in the mergers that are different than yours.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement and the exhibits attached to this proxy statement, please vote your common shares or authorize a proxy to vote your common shares in one of the ways described below as soon as possible. You will be entitled to one vote for each common share that you owned as of the record date.

Q:
How do I cast my vote?

A:
If you are a common shareholder of record on the record date, you may vote in person at the special meeting or authorize a proxy to vote your common shares at the special meeting. You can authorize your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, or, if you prefer, by following the instructions on your proxy card for telephonic or Internet proxy authorization. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. Registered shareholders can transmit their voting instructions by telephone by calling 1-800-690-6903 or on the Internet at www.proxyvote.com. Telephone and Internet voting are available 24 hours a day until 11:59 p.m., Eastern Time, the day immediately prior to the special meeting. Have your proxy card with you if you are going to authorize your proxy by telephone or through the Internet. To authorize your proxy by mail, please complete sign, date and mail your proxy card in the envelope provided. If you attend the special meeting in person, you may request a ballot when you arrive. If you are a holder of our restricted share awards, your shares will be voted as you specify on your proxy card and will not be voted if the proxy card is not returned or if you do not vote in person or authorize a proxy by telephone or through the Internet.

Q:
How do I cast my vote if my common shares are held of record in "street name"?

A:
If you own common shares through a broker, bank or other nominee (i.e., in "street name"), you must provide voting instructions in accordance with the instructions on the voting instruction card that your broker, bank or other nominee provides to you, since brokers, banks and other nominees do not have discretionary voting authority with respect to any of the proposals described in this proxy statement. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank or other nominee who can give you directions on how to vote your common shares. If you hold your common shares through a broker, bank or other nominee and wish to vote in person at the special meeting, you must obtain a "legal proxy," executed in your favor, from the broker, bank or other nominee (which may take several days).

Q:
What will happen if I abstain from voting or fail to vote?

A:
With respect to the proposal to approve the merger and the other transactions contemplated by the merger agreement, if you abstain from voting, fail to cast your vote in person or by proxy or if you hold your common shares in "street name" and fail to give voting instructions to your broker, bank or other nominee, it will have the same effect as a vote "AGAINST" the merger and the other transactions contemplated by the merger agreement. With respect to the proposal regarding the non-binding, advisory vote on the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement, if you abstain from voting, fail to cast your vote in person or by proxy or if you hold your common shares in "street name" and fail to give voting instructions to your broker, bank or other nominee, it will not have any effect on the outcome of such proposals.

Q:
How will proxy holders vote my common shares?

A:
If you properly authorize a proxy prior to the special meeting, your common shares will be voted as you direct. If you authorize a proxy but no direction is otherwise made, your common shares will be voted "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a nonbinding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and "FOR" the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement. Pursuant to our bylaws, only the matters set forth in the Notice of Special Meeting may be brought before the special meeting.

Q:
What happens if I sell my common shares before the special meeting?

A:
If you held common shares on the record date but transfer them prior to the merger effective time, you will retain your right to vote at the special meeting, but not the right to receive the merger consideration for those shares. The right to receive such consideration when the merger becomes effective will pass to the person who at that time owns the common shares you previously owned.

Q:
Can I change my vote after I have mailed my proxy card?

A:
Yes. If you own common shares as a record holder on the record date, you may revoke a previously authorized proxy at any time before it is exercised by filing with our Secretary a notice of revocation or a duly authorized proxy bearing a later date or by attending the meeting and voting in person. Attendance at the meeting will not, in itself, constitute revocation of a previously authorized proxy. If you have instructed a broker to vote your common shares, the foregoing options for changing your vote do not apply and instead you must follow the instructions received from your broker to change your vote.

Q:
Is the merger expected to be taxable to me?

A:
Yes. The receipt of cash in exchange for our common shares pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. You should consult your own tax advisors regarding the particular tax consequences to you of the exchange of our common shares for cash pursuant to the merger in light of your particular circumstances (including the application and effect of any state, local or foreign income and other tax laws). For further discussion, see "The Mergers—Material U.S. Federal Income Tax Consequences."

Q:
What rights do I have if I oppose the merger?

A:
If you are a common shareholder of record on the record date, you can vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement. You are not, however, entitled to exercise any appraisal rights, dissenters' rights or the rights of an objecting shareholder to receive the fair value of the shareholder's shares in connection with the merger because, as permitted by the Maryland REIT Law, our declaration of trust provides that shareholders are not entitled to exercise any such rights unless our board of trustees, upon the affirmative vote of a majority of the entire board, determines that the rights apply. Our board of trustees has made no such determination. See "No Dissenters' Rights of Appraisal."

Q:
Where can I find the voting results of the special meeting?

A:
We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports that we file with the SEC are publicly available on the SEC's website at www.sec.gov when filed.

Q:
Can I participate if I am unable to attend the special meeting?

A:
If you are unable to attend the meeting in person, we encourage you to complete, sign, date and return your proxy card, or authorize your proxy or voting instructions by telephone or through the Internet. The special meeting will not be broadcast telephonically or over the Internet.

Q:
Have any shareholders already agreed to approve the merger?

A:
No. There are no agreements between Parent, Merger Sub I, Merger Sub II or other affiliates of Blackstone and any of our common shareholders in which a shareholder has agreed to vote in favor of approval of the merger and the other transactions contemplated by the merger agreement.

Q:
Where can I find more information about the Company?

A:
We file certain information with the SEC. You may read and copy this information at the SEC's public reference facilities. You may call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the SEC's website at www.sec.gov and on our website at www.gptreit.com. The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. You can also request copies of these documents from us. See "Where You Can Find More Information."

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
We will bear the cost of solicitation of proxies for the special meeting. Our board of trustees is soliciting your proxy on our behalf. In addition to the use of mails, proxies may be solicited by personal interview, telephone, facsimile, e-mail or otherwise, by our trustees, officers and other employees. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for a fee of $15,000, plus reimbursement of out-of-pocket expenses. We also will request persons, firms and corporations holding common shares in their names, or in the names of their nominees, that are beneficially owned by others to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

Q:
Who can help answer my other questions?

A:
If after reading this proxy statement you have more questions about the special meeting or the mergers, you should contact us at:

Gramercy Property Trust
90 Park Avenue, 32nd Floor
New York, New York 10016
Attention: Edward J. Matey Jr., Secretary
(212) 297-1000

        You may also contact Morrow Sodali LLC, our proxy solicitor, as follows:

Morrow Sodali LLC
470 West Avenue—Suite 3000
Stamford, Connecticut 06902
Toll-Free: 1-800-662-5200

        If your broker holds your common shares, you should also contact your broker for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement and the documents that we incorporate by reference herein contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (which we refer to as the Securities Act), and Section 21E of the Exchange Act). Also, documents we subsequently file with the SEC and incorporate by reference may contain forward-looking statements. These forward-looking statements include, among others, statements about the expected benefits of the mergers, the expected timing and completion of the mergers and the future business, performance and opportunities of the Company. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Forward-looking statements generally can be identified by the use of words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "foresee," "looking ahead," "is confident," "should," "will," "predicted," "likely," or similar words or phrases intended to identify information that is not historical in nature. Forward-looking statements are based on expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation:

  •
  risks associated with our ability to obtain the shareholder approval required to consummate the merger and the timing of the closing of the mergers, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the mergers will not occur;

  •
  unanticipated difficulties or expenditures relating to the mergers;

  •
  the occurrence of any change, effect, event, circumstance, occurrence or state of facts that could give rise to the termination of the merger agreement;

  •
  the outcome of any legal proceedings that have been, or may be, instituted against the parties and others related to the merger agreement;

  •
  unanticipated difficulties or expenditures relating to the transaction, the response of business partners and competitors to the announcement of the transaction and/or potential difficulties in employee retention as a result of the announcement and pendency of the transaction;

  •
  our exclusive remedy against the counterparties to the merger agreement with respect to any breach of the merger agreement being to seek payment by Parent of a termination fee in the amount of $414 million (which amount is guaranteed by the Sponsor), which may not be adequate to cover our damages;

  •
  our restricted ability to pay dividends to the holders of our common shares pursuant to the merger agreement;

  •
  general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants' financial condition, and competition from other developers, owners and operators of real estate);

  •
  adverse economic or real estate developments in our target markets, including the inability of our tenants to obtain funding to run their businesses;

  •
  our dependence upon significant tenants;

  •
  availability of financing and capital;

  •
  national, international, regional and local economic climates;

  •
  changes affecting the real estate industry and changes in financial markets, interest rates and foreign currency exchange rates;

  •
  increased or unanticipated competition for our properties;

  •
  volatility in the securities markets;

  •
  defaults on or non-renewal of leases by tenants;

  •
  our inability to compete effectively;

  •
  increased operating costs;

  •
  risks associated with acquisitions;

  •
  our inability to successfully complete real estate acquisitions, developments and dispositions;

  •
  changes in demand for developed properties;

  •
  risks and uncertainties affecting property development and construction;

  •
  our failure to effectively manage our growth and expansion into new markets or to successfully integrate or operate acquired properties and companies;

  •
  our ownership of properties outside of the United States that subject us to different and potentially greater risks than those associated with our domestic operations;

  •
  potential liability for uninsured losses and environmental matters;

  •
  reductions in asset valuations and related impairment charges;

  •
  the loss of services of one or more of our executive officers;

  •
  maintenance of our REIT status under the Code;

  •
  our failure to maintain our investment grade credit ratings or a downgrade in our investment grade corporate credit ratings from one or more of the rating agencies;

  •
  government approvals, actions and initiatives, including the need for compliance with environmental requirements;

  •
  the effects of earthquakes and other natural disasters;

  •
  lack of or insufficient amounts of insurance;

  •
  risks associated with security breaches and other disruptions to our information technology networks and related systems;

  •
  risks and uncertainties associated with the potential impact of legal or regulatory changes, including recent changes in U.S. tax laws and regulations; and

  •
  changes in real estate, tax, environmental, zoning and other laws and increases in real property tax rates.

        While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2017, as updated by our future filings.

PROPOSAL 1

PROPOSAL TO APPROVE THE MERGER

        We are asking our common shareholders to vote on a proposal to approve the merger of Gramercy Property Trust with and into Merger Sub I and the other transactions contemplated by the merger agreement.

        For detailed information regarding this proposal, see the information about the mergers and the merger agreement throughout this proxy statement, including the information set forth in the sections entitled "The Mergers" and "The Merger Agreement." A copy of the merger agreement is attached as Exhibit A to this proxy statement.

        Approval of the proposal to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your common shares "FOR," "AGAINST" or "ABSTAIN" on this Proposal I, your common shares will be voted in accordance with the recommendation of our board of trustees, which is "FOR" this Proposal I. Because the required vote for this proposal is based on the number of votes our common shareholders are entitled to cast rather than on the number of votes cast, failure to vote your common shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have the same effect as voting "AGAINST" the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        Approval of this proposal is a condition to the completion of the mergers. In the event this proposal is not approved, the mergers cannot be completed.

Recommendation of the Board of Trustees

        Our board of trustees unanimously recommends that our common shareholders vote "FOR" the proposal to approve the merger.

PROPOSAL 2

PROPOSAL TO APPROVE THE MERGER-RELATED COMPENSATION

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act, we are asking our common shareholders to vote at the special meeting on an advisory basis regarding the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the mergers. Information intended to comply with Item 402(t) of Regulation S-K concerning this compensation, subject to certain assumptions described therein, is presented in the section entitled "The Mergers—Interests of Our Trustees and Executive Officers in the Mergers—Quantification of Potential Payments to Our Executive Officers in Connection with the Mergers."

        The shareholder vote on executive compensation is an advisory vote only, and it is not binding on us or our board of trustees. Further, the underlying arrangements are contractual in nature and not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the mergers are completed, our named executive officers will be eligible to receive the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the mergers, in accordance with the terms and conditions applicable to such compensation. Approval of this proposal is not a condition to the completion of the mergers.

        We are asking our common shareholders to vote "FOR" the following resolution:

  "RESOLVED, that Gramercy Property Trust's common shareholders approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of Gramercy Property Trust that is based on or otherwise relates to the merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading "The Mergers—Interests of Our Trustees and Executive Officers in the Mergers—Quantification of Potential Payments to Our Executive Officers in Connection with the Mergers" beginning on page 67 (which disclosure includes the Golden Parachute Compensation Table required pursuant to Item 402(t) of Regulation S-K)."

        Adoption of the above resolution, on a non-binding, advisory basis, requires the affirmative vote of a majority of the votes cast on the proposal. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your common shares "FOR," "AGAINST" or "ABSTAIN" on this Proposal 2, your common shares will be voted in accordance with the recommendation of our board of trustees, which is "FOR" this Proposal 2. An abstention or failure to vote on this proposal will have no effect on the approval of this proposal.

Recommendation of the Board of Trustees

        Our board of trustees unanimously recommends that our common shareholders vote "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger.

PROPOSAL 3

PROPOSAL TO APPROVE ADJOURNMENT OF THE MEETING

        We are asking our common shareholders to vote on a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        Approval of the proposal to approve any such adjournment of the special meeting requires the affirmative vote of a majority of the votes cast on the proposal. Approval of this proposal is a not a condition to the completion of the mergers. If you properly authorize your proxy by mail, by telephone or through the Internet, but do not indicate instructions to vote your common shares "FOR," "AGAINST" or "ABSTAIN" on this Proposal 3, your common shares will be voted in accordance with the recommendation of our board of trustees, which is "FOR" this Proposal 3. An abstention or failure to vote on this proposal will have no effect on the approval of this proposal.

        In addition, even if a quorum is not present at the special meeting, the chairman of the meeting may adjourn the meeting to another place, date or time announced at the special meeting (subject to certain restrictions in the merger agreement, including that the special meeting generally may not be held, without Parent's consent, on a date that is more than 30 days after the date on which the special meeting was originally scheduled).

Recommendation of the Board of Trustees

        Our board of trustees unanimously recommends that our common shareholders vote "FOR" the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

THE PARTIES TO THE MERGERS

Gramercy Property Trust
90 Park Avenue, 32nd Floor
New York, New York 10016
(212) 297-1000

        We were formed as a Maryland real estate investment trust in March 2004 and elected to be taxed as a REIT under the Code, beginning with the taxable year ended December 31, 2004. We are a leading global investor and asset manager of commercial real estate. The Company specializes in acquiring and managing high quality, income producing industrial commercial real estate leased to high quality tenants in major markets in the United States and Europe. Our website is www.gptreit.com. The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. Our common shares are listed on the NYSE under the symbol "GPT." For additional information about us and our business, please refer to "Where You Can Find More Information."

GPT Operating Partnership LP
90 Park Avenue, 32nd Floor
New York, New York 10016
(212) 297-1000

        The Partnership was formed as a Delaware limited partnership in March 2004. The Partnership indirectly owns (i) all of our consolidated real estate investments, (ii) our interests in unconsolidated investments, and (iii) the entities that conduct our third-party asset management operations. We are the sole general partner of the Partnership. As of June 26, 2018, third-party holders of limited partnership interests (including holders of Company LTIP units that will be converted prior to the partnership merger effective time, into Class A partnership units as described in this proxy statement) owned approximately 4.24% of the Partnership.

BRE Glacier Parent L.P.
c/o The Blackstone Group
345 Park Avenue
New York, New York 10154
(212) 583-5000

        Parent is a Delaware limited partnership and an affiliate of the Sponsor. Parent was formed solely for the purpose of acquiring us and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. The Sponsor is an affiliate of Blackstone.

        Blackstone is a global leader in real estate investing. Blackstone's real estate business was founded in 1991 and has approximately $120 billion in investor capital under management. Blackstone's real estate portfolio includes hotel, office, retail, industrial and residential properties in the US, Europe, Asia and Latin America. Major holdings include Hilton Worldwide, Invitation Homes (single family homes), Logicor (pan-European logistics) and prime office buildings in the world's major cities. Blackstone real estate also operates one of the leading real estate finance platforms, including management of the publicly traded Blackstone Mortgage Trust.

BRE Glacier L.P.
c/o The Blackstone Group
345 Park Avenue
New York, New York 10154
(212) 583-5000

        Merger Sub I is a Delaware limited partnership. BRE Glacier LLC, a Delaware limited liability company, is the sole general partner of Merger Sub I. Merger Sub I was formed solely for purposes of facilitating Parent's acquisition of us and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Pursuant to the merger agreement, on the closing date, we will merge with and into Merger Sub I, and Merger Sub I will continue as the Surviving Company.

BRE Glacier Acquisition L.P.
c/o The Blackstone Group
345 Park Avenue
New York, New York 10154
(212) 583-5000

        Merger Sub II is a Delaware limited partnership. BRE Glacier Acquisition LLC, a Delaware limited liability company, is the sole general partner of Merger Sub II. Merger Sub II was formed solely for purposes of facilitating Parent's acquisition of us and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Pursuant to the merger agreement, on the closing date, Merger Sub II will merge with and into the Partnership, and the Partnership will continue as the Surviving Partnership.

THE SPECIAL MEETING

Date, Time and Purpose of the Special Meeting

        This proxy statement is being furnished to our shareholders in connection with the solicitation of proxies by our board of trustees to be exercised at a special meeting to be held on August 9, 2018 at 9:30 a.m., New York time. The special meeting will be held at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019. The purpose of the special meeting is for you to consider and vote on the following matters:

  1.
  a proposal to approve the merger of Gramercy Property Trust with and into Merger Sub I and the other transactions contemplated by the merger agreement;

  2.
  a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger; and

  3.
  a proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        Pursuant to our bylaws, only the matters set forth in the Notice of Special Meeting may be brought before the special meeting. The affirmative vote of holders of common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter is required to approve the merger and the other transactions contemplated by the merger agreement and for the mergers to occur. A copy of the merger agreement is attached as Exhibit A to this proxy statement, which we encourage you to read carefully in its entirety.

Record Date, Notice and Quorum

        All holders of record of our common shares as of the record date, which was the close of business on June 26, 2018, are entitled to receive notice of and attend and vote at the special meeting or any postponement or adjournment of the special meeting. Each common shareholder will be entitled to cast one vote on each matter presented at the special meeting for each common share that such holder owned as of the record date. On the record date, there were 160,792,820 common shares outstanding and entitled to vote at the special meeting.

        The presence in person or by proxy of our common shareholders entitled to cast a majority of all the votes entitled to be cast at the special meeting will constitute a quorum for purposes of the special meeting. A quorum is necessary to transact business at the special meeting. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to a later date. Pursuant to our bylaws, the chairman of the meeting may adjourn the meeting, whether or not a quorum is present, to a later date, time and place announced at the special meeting.

Required Vote

        Completion of the mergers requires approval of the merger and the other transactions contemplated by the merger agreement by the affirmative vote of the holders of common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter. Each common shareholder is entitled to cast one vote on each matter presented at the special meeting for each common share owned by such shareholder on the record date. Because the required vote for this proposal is based on the number of votes our common shareholders are entitled to cast rather than on the number of votes cast, if you fail to vote by proxy or in person (including by abstaining), or fail to instruct your broker on how to vote, such failure will have the same effect as voting against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        In addition, the approval of the proposal regarding the non-binding, advisory vote on the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, and the approval of the proposal regarding any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement, each requires the affirmative vote of a majority of the votes cast on the proposal. Approval of these proposals is not a condition to completion of the mergers. For the purpose of each of these proposals, if you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will not have any effect on the outcome of such proposals. Abstentions are not considered votes cast and therefore will have no effect on the outcome of these proposals.

        Accordingly, in order for your common shares to be voted, if you are a shareholder of record, you must either return the enclosed proxy card, authorize your proxy or voting instructions by telephone or through the Internet or vote in person at the special meeting. The vote of the holders of our preferred shares is not required to approve any of the proposals at the special meeting and is not being solicited.

        As of the record date, our trustees and executive officers owned and are entitled to vote an aggregate of approximately 1,080,321 of our common shares, entitling them to exercise approximately 0.67% of the voting power of our common shares entitled to vote at the special meeting. Our trustees and executive officers have informed us that they intend to vote the common shares that they own in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement, in favor of the proposal regarding the non-binding, advisory vote on the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and in favor of the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement, although they have no obligation to do so.

        Votes cast by proxy or in person at the special meeting will be counted by the person appointed by us to act as inspector of election for the special meeting. The inspector of election will also determine the number of common shares represented at the special meeting, in person or by proxy.

How to Authorize a Proxy

        Holders of record of our common shares may vote or cause their shares to be voted by proxy using one of the following methods:

  •
  mark, sign, date and return the enclosed proxy card by mail;

  •
  authorize your proxy or voting instructions by telephone or through the Internet by following the instructions included with your proxy card; or

  •
  appear and vote in person by ballot at the special meeting.

        Regardless of whether you plan to attend the special meeting, we request that you authorize a proxy for your common shares as described above as promptly as possible.

        Under NYSE rules, all of the proposals in this proxy statement are non-routine matters, so there can be no broker non-votes at the special meeting. A broker non-vote occurs when shares held by a bank, broker, trust or other nominee are represented at a meeting, but the bank, broker, trust or other nominee has not received voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares on a particular proposal but has discretionary voting power on other proposals at such meeting. Accordingly, if you own common shares through a broker, bank or other nominee (i.e., in "street name"), you must provide voting instructions in accordance with the instructions on the voting instruction card that your broker, bank or other nominee provides to you, as brokers, banks and other nominees do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. You should instruct your broker, bank or other nominee as to how to vote your common shares following the directions contained in such voting instruction card. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank or other nominee who can give you directions on how to vote your common shares. If you hold your common shares through a broker, bank or other nominee and wish to vote in person at the special meeting, you must obtain a "legal proxy," executed in your favor, from the broker, bank or other nominee (which may take several days). Because the proposal to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of the holders of common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter, the failure to provide your bank, broker, trust or other nominee with voting instructions will have the same effect as a vote "AGAINST" the proposal to approve the merger and the other transactions contemplated by the merger agreement. Because the approval of each of (1) the non-binding compensation advisory proposal and (2) the proposal to adjourn the special meeting if necessary or appropriate requires the affirmative vote of a majority of the votes cast on such proposal, and because your bank, broker, trust or other nominee does not have discretionary authority to vote on either proposal, the failure to provide your bank, broker, trust or other nominee with voting instructions will have no effect on approval of either proposal, assuming a quorum is present.

        If you are a holder of our restricted share awards, your shares will be voted as you specify on your proxy card and will not be voted if the proxy card is not returned or if you do not vote in person or authorize a proxy by telephone or through the Internet.

Proxies and Revocation

        If you authorize a proxy, your common shares will be voted at the special meeting as you indicate on your proxy. If no instructions are indicated when you authorize your proxy, your common shares will be voted in accordance with the recommendations of our board of trustees. Our board of trustees recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and "FOR" the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        You may revoke your proxy at any time, but only before the proxy is voted at the special meeting, in any of three ways:

  •
  by delivering, prior to the date of the special meeting, a written revocation of your proxy dated after the date of the proxy that is being revoked to our Secretary at 90 Park Avenue, 32nd Floor, New York, New York 10016;

  •
  by delivering to our Secretary a later-dated, duly executed proxy or by authorizing your proxy by telephone or by Internet at a date after the date of the previously authorized proxy relating to the same common shares; or

  •
  by attending the special meeting and voting in person.

        Attendance at the special meeting will not, in itself, constitute revocation of a previously granted proxy. If you own common shares in "street name," you may revoke or change previously granted voting instructions by following the instructions provided by the broker, bank or other nominee that is the registered owner of the shares.

        Pursuant to our bylaws, only the matters set forth in the Notice of Special Meeting may be brought before the special meeting.

Solicitation of Proxies

        We will bear the cost of solicitation of proxies for the special meeting. In addition to the use of mails, proxies may be solicited by personal interview, telephone, facsimile, e-mail or otherwise, by our officers, trustees and other employees, for which they will not receive additional compensation. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for a fee of $15,000, plus reimbursement of out-of-pocket expenses, and we have agreed to indemnify Morrow Sodali LLC against certain losses, costs and expenses. We also will request persons, firms and corporations holding common shares in their names, or in the names of their nominees, that are beneficially owned by others to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

Adjournments

        Although it is not currently expected, the special meeting may be adjourned for the purpose of soliciting additional proxies if the holders of a sufficient number of common shares are not present at the special meeting, in person or by proxy, to constitute a quorum or if we believe it is reasonably likely that the merger and the other transactions contemplated by the merger agreement will not be approved at the special meeting when convened on August 9, 2018, or when reconvened following any adjournment. Any adjournments may be made to a date not more than 120 days after the original record date without notice (other than by an announcement at the special meeting), by the chairman of the meeting, whether or not a quorum is present (subject to certain restrictions in the merger agreement, including that the special meeting generally may not be held, without Parent's consent, on a date that is more than 30 days after the date on which the special meeting was originally scheduled).

Postponements

        At any time prior to convening the special meeting, we may postpone the special meeting for any reason without the approval of our common shareholders to a date not more than 120 days after the original record date (subject to certain restrictions in the merger agreement, including that the special meeting generally may not be held, without Parent's consent, on a date that is more than 30 days after the date on which the special meeting was originally scheduled).

THE MERGERS

General Description of the Mergers

        Under the terms of the merger agreement, affiliates of Blackstone will acquire us and our subsidiaries, including the Partnership, through the merger of us with and into Merger Sub I and the merger of Merger Sub II with and into the Partnership. Pursuant to the terms of the merger agreement, Merger Sub II will merge with and into the Partnership, with the Partnership continuing as the Surviving Partnership. Immediately following the effective time of the partnership merger, we will merge with and into Merger Sub I, with Merger Sub I continuing as the Surviving Company.

        This proxy statement does not constitute any solicitation of consents in respect of the partnership merger, and does not constitute an offer to exchange or convert any Class A partnership units that you may own for or into Series B preferred units in the Surviving Partnership.

Background of the Mergers

        The Company's management and board of trustees regularly review our performance and prospects in light of the current business, economic, capital markets and real estate environments, as well as developments in the net lease industrial, office and retail real estate businesses and the opportunities and challenges facing participants in those businesses. These reviews have included consideration, from time to time, of potential strategic alternatives, including potential acquisitions, dispositions, joint ventures and business combination transactions, as well as remaining an independent standalone company. Our board and management have considered various challenges that we have faced as a public company, in particular the competitive environment for acquiring industrial real estate assets and the challenges of owning and managing a portfolio of properties with relatively long-term net leases, as well as the discount to estimated net asset value at which the Company's common shares have recently traded and the implications of this discount on the cost of obtaining capital to fund future acquisitions and growth.

        On April 26, 2017, the board held a regularly scheduled in-person meeting. During the meeting, the board reviewed the Company's business plan and performance metrics comparing the Company to other REITs operating in the industrial and net lease sectors, and determined to engage in further reviews of our business plan, outlook and possible strategic alternatives at future meetings of the board. Following the board meeting, management, with the assistance of Morgan Stanley, which had previously provided financial advisory services to the Company from time to time, prepared for additional review at the regularly scheduled meeting of the board in July 2017.

        On July 31, 2017, the board held a regularly scheduled in-person meeting to engage in a detailed review of the Company's business plan and outlook in light of recent market developments, including the competitive market for acquiring industrial and other real estate properties and the Company's market valuation relative to peer companies, which the board and management expected would present challenges for our ability to acquire assets and grow earnings. At the meeting, management and representatives of Morgan Stanley reviewed with the board our performance, business outlook and portfolio, investor views, preliminary valuation information regarding the Company and the market outlook for industrial and office assets. Management and representatives of Morgan Stanley also reviewed with the board investment opportunities and possible strategic alternatives that could be available to the Company, including acquisitions of small and large portfolios of properties, build-to-suit transactions and additional development activities, actions to optimize the Company's existing portfolio, joint venture transactions involving portfolios of the Company's assets, a sale or spin-off of one or more portfolios of assets, and a merger or sale transaction, as well as considerations regarding each of these possible opportunities and alternatives. At the meeting, the board determined to continue to monitor market developments and possible opportunities and alternatives.

        On October 25, 2017, the board held a regularly scheduled in-person meeting, during which it discussed and reviewed, with the assistance of management and representatives of Morgan Stanley, the Company's performance, business outlook and portfolio, including short-term and long-term challenges relating to the Company's office portfolio and future acquisitions of industrial assets. In addition, management and the representatives of Morgan Stanley reviewed with the board possible strategic alternatives that could be available to the Company, including asset acquisitions, portfolio optimization, a sale or spin-off of a portfolio of the Company's assets, joint venture transactions and a merger transaction. At the meeting, the board authorized a preliminary discussion with a representative of a publicly traded REIT operating in the net lease sector (which we refer to as Company A) to explore Company A's interest in considering a strategic transaction involving the Company in light of the board's view that Company A could be a logical transaction counterparty because it was believed to have interest in a transaction with a REIT operating in the industrial sector and would be capable of engaging in a transaction of a significant size. Subsequently, a representative of Morgan Stanley engaged in a preliminary discussion with the chief executive officer of Company A regarding possible strategic transactions, including a transaction involving the Company. The chief executive officer of Company A indicated that Company A would potentially be interested in a transaction involving the Company in the future, but it was unlikely to be interested in an acquisition of the whole company at that time. Following this discussion, Company A did not express further interest in a transaction involving the Company despite follow-up from Morgan Stanley over the next several months.

        On January 24, 2018, the board held a special in-person meeting, during which management and representatives of Morgan Stanley reviewed with the board the Company's recent financial performance and recent market developments affecting the Company, including the competitive environment for acquiring industrial real estate assets and the market valuations of the Company and peer companies. In addition, the representatives of Morgan Stanley provided an update regarding the outreach to Company A and additional analysis that management and Morgan Stanley had undertaken regarding possible strategic transactions, including recent joint venture, portfolio, and merger and sale transactions involving industrial properties, and possible strategic alternatives that could be available to the Company in light of recent market developments. At the meeting, the board determined to engage in further review of the Company's standalone plan and prospects and possible strategic alternatives at its upcoming February 2018 meeting and requested that management and Morgan Stanley prepare additional information for review with the board at that meeting.

        On February 27, 2018, the board held a regularly scheduled in-person meeting during which the board discussed, among other matters, the decline in the share prices of the Company and other companies in the REIT industry beginning in late 2017, which had resulted in year-to-date total return declines of 10% and 16% for the MSCI US REIT Index and the Company's common shares, respectively, compared to a 3% increase for the S&P 500, and the strategic implications of these developments. The trading price of the Company's common shares had declined from a 52-week high share price of $31.26 on October 13, 2017 and had most recently closed at a price of $22.31 per share on February 26, 2018, which represented a significant discount to the Company's mean analyst net asset value of $26.22 as of February 23, 2018. In addition, the market for acquiring industrial and other real estate properties remained competitive, presenting challenges for the ability of the Company to acquire assets on an accretive basis. During the meeting, management reviewed our business plan and recent financial and operating performance and presented certain projections of future financial performance prepared in connection with the Company's regular planning process. In addition, representatives of Morgan Stanley led the board through a review of the potential outlook for the industry generally, as well as for the Company. The representatives of Morgan Stanley also reviewed with the board potential strategic alternatives available to the Company, which included a sale of the Company to a private or public acquiror, a merger or acquisition involving another public company, a sale or spin-off of one or more of the Company's portfolios of assets, a joint venture transaction involving one or more of the Company's portfolios of assets, and remaining as a standalone public company. As part of this review, the representatives of Morgan Stanley presented a preliminary valuation analysis of the Company and discussed certain considerations relating to precedent transactions and potential transaction counterparties. In addition, representatives of Wachtell, Lipton, Rosen & Katz, the Company's outside legal counsel (which we refer to as Wachtell Lipton), reviewed with the trustees their duties in connection with their consideration of potential strategic alternatives for the Company. At this meeting, the board directed management, with the assistance of Morgan Stanley, to take steps to explore strategic alternatives, including preparing due diligence information that would be made available to counterparties in connection with a transaction process, with an initial focus on a transaction involving a sale of the Company as a whole in light of the potential advantages of such a transaction as compared to other possible strategic alternatives, including with respect to potential value, timing and certainty. The board determined that management should work with Morgan Stanley in connection with the strategic alternatives process, and also gave consideration to the possibility that Morgan Stanley might have relationships with potential transaction counterparties, with respect to which additional information would be requested from Morgan Stanley in connection with the strategic alternatives process. The board also formed a transaction committee, consisting of Charles E. Black, Gordon F. DuGan, Thomas D. Eckert, Gregory F. Hughes and Jeffrey E. Kelter, to facilitate the board's evaluation of potential transactions involving the Company, and to which management subsequently provided regular updates regarding the strategic transactions process.

        Following the board meeting, management, with the assistance of representatives of Morgan Stanley, Eastdil Secured, L.L.C. (which we refer to as Eastdil), which the Company retained to provide real estate consulting services in connection with its exploration of a possible strategic transaction, and Wachtell Lipton, began to populate a data room with property and Company due diligence information that could be made available to possible transaction counterparties.

        From time to time, representatives of the Company, including Gordon DuGan, our Chief Executive Officer, have met with executives of other companies in the real estate industry to discuss industry developments and possible opportunities for transactions. On March 1, 2018, Mr. DuGan and Tyler Henritze, Senior Managing Director in Blackstone's real estate group, had a lunch meeting during which Mr. DuGan and Mr. Henritze discussed developments in the commercial real estate industry and Mr. Henritze expressed Blackstone's interest in a possible acquisition of the Company. Mr. DuGan informed Mr. Henritze that Morgan Stanley was providing financial advisory services to the Company and, following the meeting, Mr. Henritze contacted a representative of Morgan Stanley to reiterate Blackstone's interest in a possible acquisition of the Company. Mr. Henritze informed the representative of Morgan Stanley that Blackstone was principally interested in the Company's industrial portfolio and as a result, in connection with a transaction, would want the right to market certain assets within the Company's portfolio. In response to questions from Mr. Henritze, the representative of Morgan Stanley declined to indicate whether the Company intended to commence a sales process or would be willing to evaluate a pre-emptive proposal from Blackstone in advance of any such process, but indicated that the board would review an indication of interest for a possible transaction if Blackstone submitted a proposal.

        The following week, Mr. Henritze contacted a representative of Morgan Stanley and indicated that Blackstone had conducted substantial due diligence of the Company based on publicly available information and remained interested in a possible acquisition of the Company. Mr. Henritze requested that the Company provide non-public information regarding the Company and its properties, including addresses for its properties, to allow Blackstone to conduct further due diligence, which the Company determined would be premature at that time. In addition, Mr. Henritze reiterated to Mr. DuGan that Blackstone was interested in a possible acquisition of the Company and requested additional due diligence information from the Company.

        On March 20, 2018, a representative of Blackstone contacted a Morgan Stanley representative to inquire about the availability of a non-disclosure agreement to allow a due diligence review of non-public information of the Company. In response, the representative of Morgan Stanley indicated that the Company had not determined to provide non-public information and a non-disclosure agreement.

        On March 21, 2018, the transaction committee held a telephonic meeting in which management and representatives of Wachtell Lipton participated. During the meeting, Mr. DuGan provided an update regarding the process of preparing for a possible transaction, including preparations for due diligence, the engagement of advisors in connection with a possible transaction and discussions that had occurred with Blackstone. In addition, the transaction committee discussed a number of other potential transaction counterparties that had been identified by Morgan Stanley as potentially having an interest in an acquisition of an industrial REIT, including Company A, as well as Company B, Company C and Company D (as described below).

        On March 28, 2018, the chief executive officer of a publicly traded REIT operating in the industrial sector (which we refer to as Company B) had a discussion with a representative of Morgan Stanley which was generally unrelated to the Company. During this discussion, the chief executive officer of Company B asked the Morgan Stanley representative whether the Company was considering possible strategic alternatives, although the chief executive officer did not propose that the Company consider a transaction with Company B. The Morgan Stanley representative and the chief executive officer of Company B subsequently held further conversations regarding industry developments, during which the chief executive officer of Company B indicated that Company B would not be interested in acquiring the Company because Company B was seeking to dispose of assets it perceived to be lower-growth, such as those in the Company's portfolio.

        On or about March 29, 2018, a representative of the Company had a discussion with a representative of an investment firm (which we refer to as Company C) regarding a possible transaction involving an asset of the Company. During this discussion, the representative of Company C indicated that while Company C might have an interest in acquiring certain assets or portfolios of assets of the Company, it likely would not have an interest in acquiring the whole company.

        On April 3, 2018, Mr. Henritze contacted a representative of Morgan Stanley to indicate that Blackstone had continued its due diligence of the Company based on publicly available information and to reiterate Blackstone's interest in acquiring the Company. Mr. Henritze further stated that, as a result of Blackstone's strong interest in the Company, recent strategic focus on acquiring industrial real estate assets and large amount of available discretionary capital, Blackstone believed it would be able to pay the highest price of any potential acquiror and a substantial premium, in cash, to our then-current trading price, but that any price would be below the Company's 52-week high share price of $31.26 on October 13, 2017 in light of reduced growth prospects for the Company, the significant subsequent decline in the trading prices of our common shares and REIT prices generally, and transaction expenses that would necessarily be borne by an acquiror of the Company.

        On that same day, a representative of Morgan Stanley and the chief executive officer of Company A discussed a range of topics which were generally unrelated to the Company. During the discussion, the Morgan Stanley representative suggested that an acquisition of the Company was one option that Company A should consider.

        On April 4, 2018, a representative of Morgan Stanley contacted Mr. Henritze to inform him that in light of the interest Blackstone had expressed in a possible acquisition of the Company and the substantial premium that Blackstone indicated it was willing to pay, the Company was prepared to make available to Blackstone certain non-public due diligence information regarding the Company, including corporate and financial information and information for each of the Company's properties, subject to Blackstone entering into an acceptable confidentiality and standstill agreement. The Morgan Stanley representative indicated that the board had not made a determination regarding which, if any, strategic alternative it would seek to effect. He explained that the board had a meeting scheduled for

April 26, 2018 during which it would discuss possible strategic alternatives, and therefore if Blackstone intended to submit a proposal to acquire the Company, it should consider doing so prior to April 26, 2018.

        On April 7, 2018, representatives of the Company provided a draft confidentiality and standstill agreement to Blackstone. Over the following days, the Company, with the assistance of Wachtell Lipton, and Blackstone, with the assistance of Simpson Thacher & Bartlett LLP, counsel to Blackstone (which we refer to as Simpson Thacher), negotiated the terms of the agreement, which was executed on April 10, 2018.

        On April 9, 2018, the chief executive officer of a publicly traded REIT operating in the industrial sector (which we refer to as Company D) contacted a Morgan Stanley representative. During their discussion in the days thereafter, the chief executive officer of Company D noted the possibility of a transaction involving the Company. During subsequent conversations, the chief executive officer of Company D expressed potential interest in a transaction involving the Company, but also expressed concern about the composition of our portfolio and the size of the Company.

        On April 11, 2018, the Company granted access to an electronic data room to Blackstone and its representatives.

        Later that day, a representative of Morgan Stanley had a discussion with Mr. Jonathan Gray, President of Blackstone, to reiterate that while the Company had not made a determination regarding which, if any, potential strategic alternative we would undertake, the board would be willing to consider a proposal from Blackstone at its upcoming meeting on April 26, 2018.

        On April 13, 2018, the transaction committee held a telephonic meeting, during which it received an update on Blackstone's due diligence process and discussions with representatives of Morgan Stanley and management.

        On April 20, 2018, representatives of Blackstone held a meeting with representatives of the Company, Morgan Stanley and Eastdil for a review of our significant assets, with a focus on our industrial assets.

        Later that day, a representative of Morgan Stanley discussed a range of topics which were generally unrelated to the Company with the chief executive officer of Company A. During this discussion, the representative of Company A stated that while Company A would be interested in acquiring certain smaller portfolios of assets of the Company, it would not be able to offer terms it believed the Company would find acceptable for an acquisition of the Company as a whole in light of our large, mixed portfolio, which included many assets that were not of interest to Company A. The Morgan Stanley representative suggested that Company A should give further consideration to a proposal for an acquisition of the Company as a whole, but the chief executive officer of Company A did not engage in further discussions with representatives of Morgan Stanley regarding a transaction involving the Company.

        In addition, on that same day, the transaction committee held a telephonic meeting, during which it received an update on Blackstone's due diligence process and discussions involving representatives of Morgan Stanley and management.

        On April 25, 2018, a representative of Morgan Stanley discussed a range of topics that were generally unrelated to the Company with the chief executive officer of Company B. During this discussion, the chief executive officer of Company B again stated that Company B would not be interested in an acquisition of the Company.

        In addition, on April 25, 2018, Mr. Henritze contacted a representative of Morgan Stanley to indicate that Blackstone had substantially completed its due diligence and remained interested in a possible acquisition of the Company, for which it intended to submit a proposal later that day.

Mr. Henritze told the Morgan Stanley representative that Blackstone would insist that the Company move quickly to agree to a transaction and that, although Blackstone believed the Company had a portfolio of high-quality assets, Blackstone had concerns about the long durations of many of our leases and expected future increases in interest rates. The Morgan Stanley representative and Mr. Henritze also discussed expected transaction costs, which Blackstone would factor into its proposed transaction price. Later that day, Mr. Henritze contacted a representative of Morgan Stanley to indicate that Blackstone intended to propose a price of approximately $26.50 per share to acquire all of the common shares of the Company, and that the Company cease paying dividends after signing a merger agreement. In response, the Morgan Stanley representative stated that the board would view Blackstone's proposed price as inadequate, and that Blackstone's proposal should specifically address whether dividends would continue to be permitted to be paid and over what time frame. The Morgan Stanley representative confirmed that the board would be meeting on April 26, 2018. The Morgan Stanley representative also indicated to Blackstone that the Company would be declaring a regularly-scheduled dividend on its common shares for the second quarter on or about April 30, 2018. Mr. Henritze indicated that Blackstone would submit a written proposal the next morning, in advance of the Company's board meeting.

        On April 26, 2018, in discussing a range of topics which were generally unrelated to the Company with a representative of Morgan Stanley, the chief executive officer of Company D expressed that while Company D might have interest in a transaction involving the Company, because of the size and diversification of our portfolio, any acquisition by Company D would likely be at a discount to the sum of the parts of the Company and would require Company D to partner with another purchaser. For these reasons, the chief executive officer of Company D indicated that a transaction with the Company was unlikely to be actionable in the near term for Company D.

        In addition, on April 26, 2018, Blackstone sent a letter to the board in which it proposed to acquire all of the common shares of the Company for $27.00 per share in cash (representing a 19% premium to the April 25, 2018 closing price of $22.64 and a 22% premium to the trailing 30-day volume weighted average price). The letter noted that Blackstone's proposal assumed that the Company would not declare any dividends on its common shares other than its next regularly scheduled dividend. In addition, the letter stated that Blackstone was prepared to complete its confirmatory due diligence and concurrently negotiate a definitive merger agreement within ten business days, and that the transaction would be funded from Blackstone's $15.8 billion fully discretionary Blackstone Real Estate Partners VIII fund and would not be subject to any financing contingency.

        The board held a regularly scheduled in-person meeting later on April 26, 2018. At the meeting, management and representatives of Morgan Stanley reviewed with the board the Company's recent financial and operating performance, presented certain projections of future financial performance prepared by management in connection with the Company's regular planning process and reviewed certain risks and challenges inherent in the Company's standalone plans. Management presented certain potential strategic alternatives, including a possible sale of a portfolio of office and other assets, that the board could consider if it determined not to pursue a sale of the Company. The representatives of Morgan Stanley reviewed with the board the Company's recent common share price performance and updated estimated net asset value prepared by management and analyst estimates of the Company's net asset value, as well as certain preliminary valuation information. Wachtell Lipton reviewed with the trustees their duties in connection with their consideration of potential strategic alternatives for the Company. In addition, the board discussed Blackstone's due diligence process to date and its proposal to acquire the Company for $27.00 per share. The board also considered other potential transaction counterparties and reviewed the discussions that representatives of the Company or Morgan Stanley had engaged in regarding possible strategic transactions involving the Company with representatives of Company A, Company B, Company C and Company D, as well as a potential transaction involving a disposition of a portfolio of office and other assets to a third party. Based on these discussions, the board considered the significant uncertainty as to whether any other party would propose to acquire the Company at a value at or greater than the value proposed by Blackstone. At the conclusion of the meeting, the board directed Morgan Stanley to inform Blackstone that the board was not prepared to pursue a transaction with Blackstone at $27.00 per share in order to determine whether Blackstone would be willing to increase the proposed price.

        Following the board meeting, a representative of Morgan Stanley informed Mr. Henritze that the Company was not prepared to move forward at Blackstone's proposed price, and suggested that if Blackstone determined to submit a revised proposal with a higher price, it should specify any restrictions regarding dividend payments by the Company and indicate its remaining due diligence requirements. During this conversation, Mr. Henritze inquired about the Company's expectations for deal protection terms, and the representative of Morgan Stanley indicated that such a discussion was premature in light of the fact that the Company was not prepared to enter into a transaction at that time at the price proposed by Blackstone.

        In addition, on April 26, 2018, representatives of Morgan Stanley provided management and Wachtell Lipton with certain disclosures of Morgan Stanley regarding fees it had received or may in the future receive from the Company and its affiliates, or Blackstone and its affiliates, and Morgan Stanley's ownership of common equity of the Company, Blackstone and such affiliates, which was subsequently updated and delivered to the board prior to the execution of the merger agreement.

        On April 27, 2018, Mr. Henritze contacted a representative of Morgan Stanley to indicate that Blackstone was prepared to increase its proposed price to $27.30 per share, with the Company being permitted to pay a quarterly dividend only with respect to the second quarter of 2018, or alternatively, Blackstone would pay $27.00 per common share with no restrictions on the Company's ability to continue paying regular quarterly dividends prior to the closing of the transaction. Mr. Henritze also proposed that the Company would be subject to customary prohibitions on soliciting alternative proposals, the termination fee that would be payable by the Company under certain circumstances would equal 3% of transaction equity value, and the reverse termination fee payable by Blackstone under certain circumstances would equal 6% of transaction equity value. He also indicated that Blackstone would request the right to market certain of our assets prior to the closing of Blackstone's acquisition of the Company, with the closing of any such sales conditioned on the closing of the acquisition of the Company. In discussing this proposal, representatives of Morgan Stanley suggested to Mr. Henritze that the Company should have the right to solicit alternative transaction proposals for a limited period following the execution of a merger agreement and, over the course of these discussions, Blackstone revised its proposal to provide that the termination fee payable by the Company under certain circumstances would be equal to 1.5% of transaction equity value for an initial 30-day post-signing period and would thereafter increase to 3% of transaction equity value, and the termination fee payable by Blackstone under certain circumstances would be equal to 9% of transaction equity value. Mr. Henritze also indicated that Blackstone had very limited remaining due diligence requirements.

        Later on April 27, 2018, the board held a special telephonic meeting at which representatives of Morgan Stanley provided an update regarding Blackstone's revised proposal and Wachtell Lipton reviewed with the trustees their duties in connection with their consideration of a possible transaction.

        On April 28, 2018, the board held a special telephonic meeting to continue to review and consider Blackstone's proposal. The board considered the revised terms proposed by Blackstone, which provided for an acquisition of the Company at a significant premium to its closing price of $23.30 on April 27, 2018 and a premium to the mean analyst estimate of the Company's net asset value of $26.20 per share as of April 20, 2018. The board also considered Blackstone's strategy of acquiring industrial real estate assets as well as its substantial available capital, and discussed whether Blackstone was the potential transaction partner likely to pay the highest value to acquire the Company and whether Blackstone would pay a higher price than it was offering at that time. In addition, the board considered the fact that certain possible transaction counterparties had discussed potential interest in a transaction involving the Company or part of its portfolio with representatives of management or Morgan Stanley, but indicated they did not expect to be able to acquire the Company or to propose terms that would be acceptable to the Company. The board also discussed whether the Company should contact additional potential transaction counterparties to determine their interest in acquiring the Company, but noted the limited number of potential purchasers with the financial capacity, business strategy and track record in acquiring publicly traded REITs as a whole and, furthermore, the ability to acquire the Company in light of its size and the diversification of its portfolio, as well as the risk that soliciting other potential buyers could jeopardize the availability of Blackstone's proposal. After extensive deliberation, the board determined that Blackstone was the potential acquirer likely to pay the highest price and that the Company should pursue the potential transaction with Blackstone but should seek a higher price per common share and with terms that would allow the Company to solicit alternative acquisition proposals following execution of the merger agreement.

        Later that day, after a representative of Morgan Stanley conveyed the board's response to Mr. Henritze, Mr. Henritze contacted the representative of Morgan Stanley to indicate that Blackstone was not willing to agree to a provision allowing the Company to solicit alternative acquisition proposals following execution of the merger agreement, but that Blackstone would increase its proposed transaction price to $27.50 per share and agree to a lower 1% termination fee payable by the Company in connection with entry into an unsolicited alternative acquisition proposal received during the first 45 days following the execution of the merger agreement. Blackstone requested certain remaining due diligence information and the right to market certain of our properties during the pre-closing period. Later that day, Blackstone submitted a letter confirming its proposal to acquire all of the common shares of the Company for $27.50 per share in cash (representing an 18% premium to the April 27, 2018 closing price of $23.30 and a 24% premium to the trailing 30-day volume weighted average price), and which assumed that the Company would not pay any dividends on its common shares other than its next regularly-scheduled dividend.

        Thereafter, on that same day, following the discussion between Mr. Henritze and the representative of Morgan Stanley and the delivery of Blackstone's letter, the board held a second telephonic meeting to consider Blackstone's revised proposal. The board determined that in light of the increased price of $27.50 per share proposed by Blackstone, management and the Company's advisors should proceed with negotiations on the proposed terms and should provide Blackstone with the additional due diligence information it had requested and the right to market certain of the Company's properties for sale, provided that the completion of any such sales would be conditioned on the closing of the acquisition of the Company by Blackstone or otherwise would require the consent of the Company. In addition, the board authorized Wachtell Lipton to provide a draft merger agreement to Blackstone's representatives and, on April 29, 2018, Wachtell Lipton sent a draft merger agreement to Simpson Thacher. The draft contemplated providing eligible holders of OP Units with the opportunity to elect to convert their Class A partnership units into new Series B preferred units of the Partnership on a one-for-one basis, with non-electing or ineligible holders receiving the same cash merger consideration payable to our common shareholders.

        On May 1, 2018, Simpson Thacher sent Wachtell Lipton a draft of the equity commitment letter and limited guaranty to be executed by the Sponsor. In the draft guaranty, the maximum aggregate liability of the Sponsor was capped at the amount of the Parent termination fee, plus all reasonable and documented third party costs and out-of-pocket expenses incurred by the Company relating to any litigation or other proceeding brought by the Company to enforce its rights under the guaranty. In addition, later that day, Simpson Thacher sent Wachtell Lipton a draft of the partnership agreement amendment setting forth Blackstone's proposed terms for the Series B preferred units to be issued to holders of Class A partnership units who exercise the rollover option.

        Over the course of the following days, the Company provided Blackstone and its representatives with additional due diligence information and the Company, with the assistance of Morgan Stanley and Wachtell Lipton, and Blackstone, with the assistance of Simpson Thacher, negotiated the terms of the merger agreement and the other transaction documents. These negotiations covered various aspects of the transaction, including, among other things: the representations and warranties to be made by the parties; the restrictions on the conduct of the Company's business until completion of the transaction; the Company's right to participate in discussions or negotiations with third parties relating to unsolicited acquisition proposals; the Company's right to terminate the merger agreement to accept a superior proposal under certain conditions; the other termination provisions and the triggers of the termination fee payable by the Company; the provisions regarding the Company's equity awards, employee benefit plans, severance and other compensation matters; the remedies available to each party under the merger agreement; Blackstone's right to delay the closing of the transaction to October 10, 2018; the provision of additional consideration at a per diem rate of approximately $0.004 per day, equivalent to a daily ratable portion of the Company's regular quarterly dividend per common share, if the transaction were to close after October 15, 2018; and the terms of the Series B preferred units.

        On May 3, 2018, the board held a special telephonic meeting, during which a representative of Morgan Stanley reviewed the terms of the transaction announced on April 29, 2018, by Prologis, Inc. (which we refer to as Prologis) and DCT Industrial Trust Inc. (which we refer to as DCT), pursuant to which Prologis would acquire DCT in a stock-for-stock transaction (which we refer to as the Prologis-DCT transaction). The board considered the impact of the Prologis-DCT transaction on the Blackstone proposal, noting that the price that Blackstone proposed to pay to acquire the Company represented higher premiums to our unaffected, 30-day and 60-day volume-weighted average prices per common share compared to the analogous premiums in the Prologis-DCT transaction and that the consideration payable under the Blackstone proposal was all cash. In addition, during the telephonic meeting, the board reviewed certain disclosures of Morgan Stanley regarding fees it had received or may in the future receive from the Company and its affiliates, or Blackstone and its affiliates, and Morgan Stanley's ownership of common equity of the Company, Blackstone and such affiliates. Representatives of Wachtell Lipton also reviewed with the board certain terms under negotiation in the merger agreement and related transaction documents, as well as the terms of the Series B preferred units to be offered to holders of Class A partnership units (other than the Company) and proposed severance arrangements to be adopted for Company employees in connection with the potential transaction.

        On May 5 and 6, 2018, representatives of Blackstone, with the assistance of Simpson Thacher, and representatives of the Company, with the assistance of Morgan Stanley and Wachtell Lipton, negotiated and resolved the remaining open terms and finalized the merger agreement and other transaction documents.

        On the evening of May 6, 2018, the board held a special meeting during which management and representatives of Morgan Stanley and Wachtell Lipton reviewed the history of negotiations with Blackstone and the terms of the proposal by Blackstone. Management and the representatives of Morgan Stanley also discussed the likelihood or unlikelihood of a third party offering to acquire the Company at a value at or above $27.50 per common share, and discussed the potential opportunities and risks associated with rejecting Blackstone's proposal and remaining a standalone entity or pursuing other strategic alternatives or discussions with other third parties at that time. In addition, the board reviewed disclosures from Morgan Stanley regarding fees it had received or may receive in the future receive from the Company and its affiliates, or Blackstone and its affiliates, and Morgan Stanley's ownership of common equity of the Company, Blackstone and such affiliates. The representatives of Morgan Stanley provided an updated financial presentation regarding the final proposal from Blackstone and a valuation analysis of the Company and then delivered to the board Morgan Stanley's oral opinion, subsequently confirmed in writing, that, as of such date and based upon and subject to the various limitations and assumptions set forth in the opinion, the merger consideration to be received by holders of Company common shares pursuant to the merger agreement was fair from a financial point of view to such holders. At the meeting, representatives of Wachtell Lipton provided a presentation regarding the terms of the draft merger agreement and other transaction documents and reviewed with the trustees their duties in connection with their consideration and potential approval of the transaction with Blackstone. The board also discussed the interests of our directors and executive officers in the mergers that are different from, or in addition to, those of our shareholders generally, including their ownership of restricted share awards, Company RSU awards, Company options and Company LTIP units, and the opportunity offered by Blackstone, subject to certain conditions, for holders of Class A partnership units (including Company LTIP units) to exchange their Class A partnership units for Series B preferred units of the Surviving Partnership. Consideration was also given to the fact that senior management had indicated they did not have any agreements or understandings, and had not engaged in discussions, with Blackstone regarding their potential post-closing employment arrangements. Following extensive discussion, the board unanimously approved the merger agreement, declared the merger agreement and the transactions contemplated by the merger agreement, including the merger, to be advisable and in the best interests of the Company and our shareholders, and determined to recommend the approval of the merger and the other transactions contemplated by the merger agreement by our shareholders. In addition, the board approved a draft press release to be issued in connection with the transaction.

        Following the board's approval, the parties finalized and executed the merger agreement and other transaction documents during the evening of May 6, 2018. On May 7, 2018, the Company issued a press release announcing entry into the merger agreement.

Reasons for the Mergers

        In reaching its decision to approve the merger agreement, declare the merger agreement and the transactions contemplated by the merger agreement, including the merger, to be advisable and in the best interests of the Company and our shareholders and to recommend approval of the merger and the other transactions contemplated by the merger agreement to our shareholders, the board consulted with the Company's senior management team, as well as our financial and legal advisors, and considered a number of factors, including the following material factors which the board viewed as supporting its decision to approve the merger agreement, declare the merger agreement and the transactions contemplated by the merger agreement, including the merger, to be advisable and in the best interests of the Company and our shareholders and to recommend approval of the merger and the other transactions contemplated by the merger agreement to our shareholders

  •
  the current and historical trading prices of our common shares, and the fact that the merger consideration of $27.50 per share in cash (before taking into account the additional consideration payable if the mergers are completed after October 15, 2018) represents a premium of approximately 23% and 23% over the 30-day and 60-day volume-weighted average share prices ending May 4, 2018, the last trading day before we entered into the merger agreement, and a premium of approximately 6% to the Company's mean analyst net asset value of $26.00 per share as of May 2, 2018;

  •
  the fact that the merger consideration was the result of arm's-length negotiations and that we negotiated three price increases by Blackstone from its initial expression of interest at a price of approximately $26.50 per share, as well as the payment of additional consideration if the mergers are completed after October 15, 2018, and the board's belief that the merger consideration was the maximum price that Blackstone was willing to pay;

  •
  the board's belief that, in light of Blackstone's recent strategic focus on acquiring industrial real estate assets and substantial available capital, Blackstone was the possible acquiror likely to offer the highest price for the Company;

  •
  the limited number of potential purchasers with the financial ability to acquire the Company in light of the size and diversification of its portfolio, and the limited interest other REITs operating in the industrial or net lease sectors would likely have in acquiring the Company's portfolio in light of its office and retail assets and its concentration in markets that have not been focus areas for acquisitions by other industry participants in recent years, as well as the fact that despite inquiries from, and discussions with, certain other parties, representatives of those parties indicated that they were not interested in an acquisition of the Company on terms they believed would be acceptable to us or at all, and no other potential purchaser submitted an indication of interest for an acquisition of the Company;

  •
  the board's belief that soliciting other potential buyers could jeopardize the availability of Blackstone's proposal;

  •
  the Company's right under the merger agreement, in response to unsolicited acquisition proposals, to furnish information to and conduct negotiations with third parties in certain circumstances;

  •
  the board's right, under the merger agreement, to withhold, withdraw, modify or qualify its recommendation that our shareholders vote to approve the merger and the other transactions contemplated by the merger agreement under certain circumstances, subject to payment of a termination fee if Parent elects to terminate the merger agreement in such circumstances;

  •
  the Company's right to terminate the merger agreement, under certain circumstances, in order to enter into a definitive agreement providing for the implementation of a superior proposal if the board determines in good faith, after consultation with outside legal counsel and financial advisors, taking into account any changes to the merger agreement proposed in writing by Parent, that the superior proposal continues to constitute a superior proposal, upon payment of a termination fee;

  •
  the fact that in certain circumstances a lower termination fee of $46 million (or approximately $0.275 per outstanding common share), representing approximately 1% of the Company's equity value, will be payable by the Company, and that the lower termination fee of $46 million and the termination fee of $138 million, representing approximately 3% of the Company's equity value, was viewed by the board, after consultation with our legal and financial advisors, as reasonable under the circumstances and not likely to preclude any other party from making a competing acquisition proposal;

  •
  the fact that the merger consideration is a fixed cash amount, providing our shareholders with certainty of value and liquidity immediately upon the closing of the merger, in comparison to the risks, uncertainties and longer potential timeline for realizing equivalent value from the Company's standalone business plan or possible strategic alternatives involving transactions in which all or a portion of the consideration would be payable in equity or involving portfolio transactions;

  •
  the board's knowledge of the business, operations, financial condition, earnings and prospects of the Company, as well as its knowledge of the current and prospective environment in which the Company operates, including economic and market conditions;

  •
  the risks and uncertainties of remaining as an independent public company and being able to expand, or realize value from reducing, the size of the Company's portfolio through acquisitions, dispositions and/or development, including, among other things, the challenges of acquiring assets on an accretive basis in light of the increasingly competitive environment for industrial real estate assets, the long-term leases in place for many of our properties, and the difficulty and cost of obtaining capital to fund future activities due to the significant discount to estimated net asset value at which the Company's common shares have recently traded;

  •
  the belief that the merger is more favorable to the Company's shareholders than other strategic alternatives available to the Company, including remaining as an independent public company, the feasibility of such alternatives and the significant risks and uncertainties associated with pursuing such alternatives;

  •
  the belief that conditions for a sale transaction in the real estate market are generally favorable, with prices for industrial assets being at or near historical highs while capitalization rates are or near historical lows, and the possibility that interest rates may rise in the future, which may result in less favorable conditions for sale transactions in the real estate markets;

  •
  the high probability that the mergers would be completed based on, among other things, Blackstone's proven ability to complete large acquisition transactions, Blackstone's extensive experience in the real estate industry, the absence of a financing condition and the $414 million reverse termination fee payable to the Company if the merger agreement is terminated in certain circumstances, which payment is guaranteed by the Sponsor;

  •
  the financial analysis of Morgan Stanley reviewed and discussed with the board, and its oral opinion, subsequently confirmed in writing, that, as of May 6, 2018 and based upon and subject to the various limitations and assumptions set forth in the written opinion, the merger consideration to be received by holders of Company common shares pursuant to the merger agreement was fair from a financial point of view to such holders (see "—Opinions of Our Financial Advisors");

  •
  the terms and conditions of the merger agreement, which were reviewed by the board with our financial and legal advisors, and the fact that such terms were the product of arm's-length negotiations between the parties; and

  •
  the fact that the merger would be subject to the approval of our shareholders, and our shareholders would be free to reject the merger by voting against the merger for any reason, including if a higher offer were to be made prior to the shareholders' meeting (in certain cases subject to payment by the Company of a $138 million termination fee if the Company subsequently were to enter into a definitive agreement relating to, or to consummate, an acquisition proposal).

        The board also considered the following potentially negative factors in its consideration of the merger agreement and the merger:

  •
  our inability to solicit competing acquisition proposals and the possibility that the $138 million termination fee (or $46 million termination fee under certain circumstances) payable by us upon the termination of the merger agreement under certain circumstances could discourage other potential bidders from making a competing bid to acquire us;

  •
  the fact that the merger consideration (before taking into account the additional consideration payable if the mergers are completed after October 15, 2018) represents a discount of approximately 12% to the highest share price of our common shares over the 52-week period ended May 6, 2018, of $31.26 per share, which occurred on October 13, 2017;

  •
  the fact that, following the merger, the Company will no longer exist as an independent public company and our existing shareholders will not participate in our future earnings or growth;

  •
  the fact that the mergers might not be consummated in a timely manner or at all, due to a failure of certain conditions to the closing of the mergers;

  •
  the fact that if any of Parent, Merger Sub I or Merger Sub II fails, or threatens to fail, to satisfy its obligations under the merger agreement, we are not entitled to specifically enforce the merger agreement or the equity commitment letter, and that our exclusive remedy, available if the merger agreement is terminated in certain circumstances, would be limited to a reverse termination fee payable by Parent in the amount of $414 million (the payment of which is guaranteed by the Sponsor);

  •
  the restrictions on the conduct of our business prior to the completion of the mergers, which could delay or prevent us from undertaking business opportunities that may arise pending completion of the mergers;

  •
  the fact that an all-cash merger would be taxable to our shareholders for U.S. federal income tax purposes;

  •
  the fact that, under Maryland law and the Company's declaration of trust, our shareholders are not entitled to appraisal rights, dissenters' rights or similar rights of an objecting shareholder in connection with the merger;

  •
  the significant costs involved in connection with entering into the merger agreement and completing the mergers and the substantial time and effort of management required to consummate the mergers and related disruptions to the operation of our business;

  •
  the fact that the announcement and pendency of the transactions contemplated by the merger agreement, the failure to complete the mergers, and/or actions that the Company may be required, or Blackstone may be permitted, to take under the merger agreement, including marketing of certain of the Company's properties for sale, could have an adverse impact on our existing and prospective business relationships with tenants and other third parties and on our employees; and

  •
  the fact that some of our trustees and executive officers have interests in the mergers that are different from, or in addition to, our shareholders generally (see "—Interests of Our Trustees and Executive Officers in the Mergers").

        The foregoing discussion of the factors considered by the board is not intended to be exhaustive, but rather includes the material factors considered by the board. In reaching its decision approve the merger agreement, declare the merger agreement and the transactions contemplated by the merger agreement, including the merger, to be advisable and in the best interests of the Company and our shareholders and to recommend approval of the merger and the other transactions contemplated by the merger agreement to our shareholders, the board did not quantify or assign any relative weights to, and did not make specific assessments of, the factors considered, and individual trustees may have given different weights to different factors. The board did not reach any specific conclusion with respect to any of the factors or reasons considered.

        The above factors are not presented in any order of priority. The explanation of the factors and reasoning set forth above contain forward-looking statements and should be read in conjunction with the section of this proxy statement entitled "Cautionary Statement Regarding Forward-Looking Statements."

Recommendation of Our Board of Trustees

        Our board of trustees has unanimously approved the merger agreement and declared the merger agreement and the transactions contemplated by the merger agreement, including the merger, to be advisable and in the best interests of the Company and our shareholders. Our board of trustees recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and "FOR" the proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

Forward-Looking Financial Information

        As a matter of general practice, due to the unpredictability of the underlying assumptions and estimates inherent in preparing financial projections, we do not publicly disclose detailed projections as to our anticipated financial position or results of operations, other than providing, from time to time, estimated ranges for the then- current fiscal year of certain expected financial results and operational metrics in our regular earnings press releases and other investor materials.

        However, in connection with the evaluation of a possible transaction, our management prepared and provided to our board of trustees certain forward-looking financial information for the Company on a consolidated basis for each of the four fiscal quarters in 2018 (which we refer to as the 2018 projected financial information) and certain forward-looking financial information for the Company on a consolidated basis for 2019 through 2024 (which we refer to as the 2019 through 2024 projected financial information), which is summarized below. Such projections (as well as updated forward-looking financial information for the Company on a consolidated basis for each of the last three fiscal quarters in 2018 prepared by our management following the completion of the quarter ended March 31, 2018, which we refer to as the updated 2018 projected financial information) were also provided to Morgan Stanley for use in connection with its financial analyses and fairness opinions as well as to our board of trustees. In addition, the initial, but not the updated, 2018 projected financial information was provided to Blackstone in connection with its due diligence review.

        These financial projections were not intended for public disclosure, and, accordingly, do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles, or GAAP. Neither our independent registered public accounting firm nor any other independent accountants have audited, compiled or performed any procedures with respect to the projections nor expressed an opinion or any form of assurance on the financial projections or their achievability, and they assume no responsibility for, and disclaim any association with, such financial projections. A summary of the financial projections is included in this proxy statement only because the financial projections were made available to our board of trustees, Morgan Stanley and Blackstone as described in this proxy statement. The inclusion of the financial projections in this proxy statement does not constitute an admission or representation by us that the information is material.

        In the view of our management, the financial projections were prepared on a reasonable basis reflecting management's best available estimates and judgments regarding our future financial performance at the time they were prepared. The financial projections have been included only to reflect information made available at the time of certain events and decisions to our board of trustees, Morgan Stanley and Blackstone, are not facts and should not be relied upon as indicative of actual future results, and you are cautioned not to rely on the financial projections. Some or all of the assumptions that have been made in connection with the preparation of the financial projections may have changed since the date the financial projections were prepared. None of the Company, Blackstone nor any of our or their respective affiliates, advisors or other representatives assumes any responsibility for the validity, reasonableness, accuracy or completeness of the financial projections. None of the Company, Blackstone nor any of their respective affiliates has or intends to, and each of them disclaims any obligation to, update, revise or correct the financial projections if any or all of them have become or become inaccurate (even in the short term) since the time of their preparation. These considerations should be taken into account in reviewing the financial projections, which were prepared as of an earlier date.

        The financial projections do not reflect changes in general business or economic conditions since the time they were prepared, changes in our businesses or prospects since the time they were prepared, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the financial projections were prepared, and the financial projections are not necessarily indicative of current values or future performance, which may be significantly more favorable or less favorable than as set forth below and should not be regarded as a representation that the financial forecasts will be achieved. The projections also reflect assumptions as to certain business decisions that are subject to change. In addition, our future financial performance may be affected by our ability to successfully implement a number of initiatives to improve our operations and financial performance and our ability to achieve strategic goals, objectives and targets over the applicable periods.

        Because the financial projections reflect subjective judgment in many respects, they are susceptible to multiple interpretations and frequent revisions based on actual experience and business developments. The financial projections also cover multiple years, and such information by its nature becomes less predictive with each succeeding year. The financial projections constitute forward-looking information and are subject to a wide variety of significant risks and uncertainties that could cause the actual results to differ materially from the projected results. For additional information on factors that may cause our future financial results to materially vary from the projected results summarized below, see the section entitled "Cautionary Statement Regarding Forward-Looking Statements," beginning on page 24. Accordingly, there can be no assurance that the projected results summarized below will be realized or that actual results will not differ materially from the projected results summarized below, and the financial projections cannot be considered a guarantee of future operating results and should not be relied upon as such. Neither we nor our affiliates or advisors or any other person has made any representation to any of our shareholders or any other person regarding our actual performance compared to the results included in the financial projections. We have not made any representation to Blackstone or its affiliates, in the merger agreement or otherwise, concerning the projections.

        The financial projections should be evaluated, if at all, in conjunction with the historical financial statements and other information contained in our public filings with the SEC. The financial projections do not take into account any circumstances or events occurring after the date they were prepared, including the mergers. Further, the financial projections do not take into account the effect of any failure of the mergers to be consummated and should not be viewed as accurate or continuing in that context.

Financial Projections

        The following table summarizes the financial projections of the Company on a consolidated basis that were provided to our board of trustees, Morgan Stanley and Blackstone in connection with the evaluation of a possible transaction.

Summary of the 2018 Projected Financial Information

	Projections(1)
Calendar Year Quarter Ending	2018 3/31/18(2)	2018 6/30/18	2018 9/30/18	2018 12/31/18	2018E
Income Statement
Rental Revenue—Cash	$112	$113	$113	$115	$453
Total Revenues	$148	$145	$144	$146	$583
Total Operating Expenses	$(107)	$(107)	$(104)	$(104)	$(423	)(4)
Net Income	$29	$12	$43	$14	$97	(4)
Core Funds From Operations Attributable to Common Shareholders and Unitholders(3)	$86	$83	$82	$82	$334	(4)
Adjusted Funds From Operations Attributable to Common Shareholders and Unitholders(3)	$81	$78	$79	$80	$317	(4)
Per Share Metrics
Core FFO per Share—Diluted(3)	$0.52	$0.50	$0.49	$0.49	$2.00
AFFO per Share—Diluted(3)	$0.49	$0.47	$0.47	$0.47	$1.90
Diluted weighted average common shares and units outstanding	165.9	166.8	167.1	168.4	166.8

(1)
Dollar and share amounts in millions, except per share data.

(2)
These projections for the fiscal quarter ended March 31, 2018 were prepared in early April 2018 prior to the public availability of the actual results of operations for such quarter. You should review the Company's Quarterly Report on Form 10-Q to obtain the actual results of operations. See the section entitled "Where You Can Find More Information." The actual results of operations are also reflected in the table below.

(3)
We use core funds from operations, or Core FFO, and adjusted funds from operations, or AFFO, available to common shares and partnership units because we consider them to be important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present Core FFO and AFFO when reporting their results. Core FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because Core FFO and AFFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute funds from operations, or FFO, in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with GAAP), excluding impairment write-downs of investments in depreciable real estate and investments in in-substance real estate investments and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to noncontrolling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures.

Core FFO and AFFO are Company defined measures. Core FFO is presented excluding transaction costs, gain (loss) on extinguishment of debt, other-than-temporary impairments on retained bonds, mark-to-market on interest rate swaps, and one-time charges. AFFO of the Company also excludes non-cash share-based compensation expense, amortization of market lease intangibles, amortization of deferred financing costs and non-cash interest, amortization of free rent received at property acquisition, straight-line rent, and other adjustments including non-real estate depreciation and amortization and straight-line rent related to corporate office leases.

  Our computations may differ from the methodologies for calculating Core FFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Core FFO and AFFO should not be considered alternatives to net income/(loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay make cash distributions. Core FFO and AFFO should be considered only as supplements to net income computed in accordance with GAAP as measures of our operations.

(4)
Rounding error.

        Following the completion of the quarter ended March 31, 2018, our management prepared updated financial projections of the Company on a consolidated basis that were provided to Morgan Stanley for use in connection with its financial analyses and fairness opinions, as well as our board of trustees.

Summary of the Updated 2018 Projected Financial Information

	Actuals	Projections(1)
Calendar Year Quarter Ending	2018 3/31/18	2018 6/30/18	2018 9/30/18	2018 12/31/18	2018E
Income Statement
Rental Revenue—Cash	$115	$113	$110	$111	$448	(4)
Total Revenues	$149	$144	$141	$143	$578	(4)
EBITDA(2)	$116	$114	$113	$114	$457
Total Operating Expenses	$(111)	$(106)	$(103)	$(101)	$(421)
Net Income	$28	$7	$57	$15	$107
Core Funds From Operations Attributable to Common Shareholders and Unitholders(3)	$85	$82	$82	$82	$331
Adjusted Funds From Operations Attributable to Common Shareholders and Unitholders(3)	$80	$79	$78	$78	$315
Per Share Metrics
Core FFO per Share—Diluted(3)	$0.51	$0.49	$0.49	$0.49	$1.99
AFFO per Share—Diluted(3)	$0.49	$0.47	$0.47	$0.47	$1.89
Diluted weighted average common shares and units outstanding	165.8	166.7	166.8	166.8	166.5

(1)
Dollar and share amounts in millions, except per share data.

(2)
We compute EBITDA as net income (loss) (determined in accordance with GAAP), excluding impairment write-downs of investments in depreciable real estate and investments in in-substance real estate investments and sales of depreciable operating properties, plus (i) interest expense, (ii) provision for federal, state, local and foreign income taxes payable, (iii) real estate-related depreciation and amortization (excluding amortization of deferred financing costs), (iv) non-cash share-based compensation, (v) gains and losses attributable to the early extinguishment of indebtedness, (vi) other-than-temporary impairments on retained CDO bonds, (vii) transaction costs, (viii) impairment of real estate investments, and (ix) amortization of free rent receive at property acquisitions, less (i) distributions to noncontrolling interests, (ii) gains and losses from discontinued operations, and (iii) net gains on disposals. EBITDA is adjusted to include the

  Company's ownership share of the net income (loss) of all unconsolidated equity investments, determined and adjusted in the same manner as provided above in this definition.

(3)
We use core funds from operations, or Core FFO, and adjusted funds from operations, or AFFO, available to common shares and partnership units because we consider them to be important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present Core FFO and AFFO when reporting their results. Core FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because Core FFO and AFFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute funds from operations, or FFO, in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with GAAP), excluding impairment write-downs of investments in depreciable real estate and investments in in-substance real estate investments and sales of depreciable operating properties, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs), less distributions to noncontrolling interests and gains/losses from discontinued operations and after adjustments for unconsolidated partnerships and joint ventures.

Core FFO and AFFO are Company defined measures. Core FFO is presented excluding transaction costs, gain (loss) on extinguishment of debt, other-than-temporary impairments on retained bonds, mark-to-market on interest rate swaps, and one-time charges. AFFO of the Company also excludes non-cash share-based compensation expense, amortization of market lease intangibles, amortization of deferred financing costs and non-cash interest, amortization of free rent received at property acquisition, straight-line rent, and other adjustments including non-real estate depreciation and amortization and straight-line rent related to corporate office leases.

Our computations may differ from the methodologies for calculating Core FFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Core FFO and AFFO should not be considered alternatives to net income/(loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay make cash distributions. Core FFO and AFFO should be considered only as supplements to net income computed in accordance with GAAP as measures of our operations.

(4)
Rounding error.

        The following table summarizes the financial projections of the Company on a consolidated basis that were provided to our board of trustees and Morgan Stanley in connection with the evaluation of a possible transaction.

 Summary of the 2019 through 2024 Projected Financial Information

	Projections(1)
	12 Months Ending
	6/30/19	6/30/20	6/30/21	6/30/22	6/30/23	6/30/24
Income Statement
NTM Cash NOI(2)	$438	$451	$463	$473	$484	$497
Less: MG&A(3)	$(38)	$(40)	$(42)	$(44)	$(46)	$(48)
Less: Tenant Improvements	$(10)	$(20)	$(16)	$(21)	$(30)	$(16)
Less: Leasing Commissions	$(6)	$(11)	$(10)	$(13)	$(15)	$(14)
Less: Capital Reserves	$(5)	$(5)	$(5)	$(6)	$(6)	$(6)
Unlevered Free Cash Flows	$379	$375	$390	$390	$387	$413

(1)
Dollar amounts in millions.

(2)
We believe that net operating income on a cash basis, which we refer to as cash NOI (and which only applies to properties), is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent, amortization of lease incentives, above and below market amortization on acquired leases. Cash NOI presented by us may not be comparable to cash NOI reported by other REITs that define cash NOI differently. Cash NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions. Next twelve months cash net operating income or NTM Cash NOI is a forward-looking projection of the property revenues, expenses and reimbursements on a cash basis before interest and capital reserves or expenditures.

(3)
Based on Company estimated management, general and administrative expense, or MG&A, for 2018, grown at 5.0% per year thereafter.

        Certain of the above financial projections above were not prepared in accordance with GAAP, including Cash NOI, EBITDA, Core FFO and AFFO. We use these non-GAAP financial measures in analyzing our financial results and believe that they enhance investors' understanding of our financial performance and the comparability of our results to prior periods, as well as against the performance of REITs. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The Company's calculation of non-GAAP financial measures may differ from others in the industry and NOI, EBITDA, Core FFO and AFFO are not necessarily comparable with similar titles used by other companies. The non-GAAP financial measures used in the financial projections were relied upon by Morgan Stanley for purposes of its fairness opinion and by the board of trustees in connection with its consideration of the mergers. Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not relied upon by Morgan Stanley for purposes of its fairness opinion or by the board of trustees in connection with its consideration of the mergers. Accordingly, we have not provided a reconciliation of the financial measures included in the financial projections above.

        We do not intend to update or otherwise revise the above financial projections to reflect circumstances existing after the date when they were prepared or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such unaudited prospective financial information are no longer appropriate.

Opinion of Our Financial Advisor

Opinion of Morgan Stanley

        We retained Morgan Stanley to provide us with financial advisory services in connection with the proposed merger. We selected Morgan Stanley to act as our financial advisor based on Morgan Stanley's qualifications, expertise and reputation, and its knowledge of the business and affairs of the Company. As part of this engagement, our board of trustees requested that Morgan Stanley evaluate the fairness from a financial point of view of the merger consideration to be received by the holders of common shares pursuant to the merger agreement. On May 6, 2018, at a meeting of our board of trustees, Morgan Stanley rendered its oral opinion, subsequently confirmed in writing by delivery of a written opinion to our board of trustees dated May 6, 2018, that, as of that date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in the written opinion, the merger consideration to be received by the holders of our common shares pursuant to the merger agreement was fair from a financial point of view to such holders of our common shares.

        The full text of the written opinion of Morgan Stanley, dated as of May 6, 2018, is attached to this proxy statement as Exhibit B and is hereby incorporated into this proxy statement by reference in its entirety. You should read the opinion in its entirety for a discussion of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. We encourage you to read the entire opinion and the summary of Morgan Stanley's opinion below carefully and in their entirety. This summary of the opinion of Morgan Stanley set forth in this proxy statement is qualified in its entirety by reference to the full text of the opinion. Morgan Stanley's opinion is directed to our board of trustees, in its capacity as such, addresses only the fairness of the merger consideration to be received by the holders of our common shares pursuant to the merger agreement from a financial point of view to such holders as of the date of the opinion and does not address any other aspects or implications of the mergers. Morgan Stanley's opinion was not intended to, and does not, constitute a recommendation to any holder of our common shares as to how to vote at the special meeting to be held in connection with the mergers or whether to take any other action with respect to the mergers. Morgan Stanley was not requested to opine as to, and its opinion did not in any manner address the relative merits of, the transactions contemplated by the merger agreement as compared to other business or financial strategies that might be available to the Company, nor did it address the underlying business decision of the Company to enter into the merger agreement or proceed with any other transaction contemplated by the merger agreement.

        In connection with rendering its opinion, Morgan Stanley, among other things:

  •
  reviewed certain publicly available financial statements and other business and financial information of the Company;

  •
  reviewed certain internal financial statements and other financial and operating data concerning the Company;

  •
  reviewed certain financial projections prepared by our management;

  •
  discussed the past and current operations and financial condition and the prospects of the Company with our senior executives;

  •
  reviewed the reported prices and trading activity for our common shares;

  •
  compared our financial performance and the prices and trading activity of our common shares with that of certain other publicly-traded companies comparable with the Company and their securities;

  •
  reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

  •
  participated in certain discussions and negotiations among representatives of the Company and Blackstone and their financial and legal advisors;

  •
  reviewed the merger agreement and certain related documents; and

  •
  performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

        In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to it by the Company, and formed a substantial basis for its opinion. With respect to the financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of our management of the future financial performance of the Company, including the potential impact of recent changes in the U.S. tax laws and regulations pursuant to H.R. 1, Tax Cuts and Jobs Act, enacted on December 22, 2017 (the "Tax Cuts and Jobs Act") on the future financial performance of the Company, as to which Morgan Stanley expressed no view or opinion. Morgan Stanley noted that (i) the actual and estimated financial and operating performance and the share price data that it reviewed for the companies with publicly traded equity securities and that it deemed to be relevant and (ii) the financial terms of certain acquisition transactions that it deemed relevant might not, in whole or in part, reflect the potential impact of the Tax Cuts and Jobs Act. In addition, Morgan Stanley assumed that the mergers will be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain the financing required to consummate the mergers and that the definitive merger agreement will not differ in any material respect from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed mergers, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed mergers. Morgan Stanley did not express any view on, and its opinion did not address, any other term or aspect of the merger agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection therewith. Morgan Stanley is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of our officers, directors or employees, or any class of such persons, relative to the merger consideration to be received by the holders of our common shares in the mergers. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of the Company, nor was it furnished with any such valuations or appraisals. Morgan Stanley's opinion was necessarily based on financial, economic, market, tax and other conditions as in effect on, and the information made available to it as of, the date of its opinion. Events occurring after such date may affect Morgan Stanley's opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.

Summary of Financial Analyses of Morgan Stanley

        The following is a summary of the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter to our board of trustees dated May 6, 2018. The following summary is not a complete description of the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. Some of these summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole. Assessing any portion of such analyses and of the factors reviewed, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Morgan Stanley's opinion. Furthermore, mathematical analysis (such as determining the average or median) is not in itself a meaningful method of using the data referred to below.

        For purposes of Morgan Stanley's opinion and the analyses described below, the merger consideration was assumed to be $27.50 per share in cash and did not take into account any additional consideration of approximately $0.004 in cash for each day from and including October 15, 2018 until (but not including) the closing date, if the mergers are consummated after October 15, 2018.

Research Analyst Price Targets and NAV Targets

        Morgan Stanley reviewed available public market trading price targets for our common shares by the ten equity research analysts that provided a price target for the Company prior to May 3, 2018. Morgan Stanley reviewed the most recent price target published by the analysts prior to such date. These targets reflect each analyst's estimate of the future public market trading price of our common shares at the time the price target was published. Based on this review and after excluding the highest and lowest analyst price target, Morgan Stanley noted that the equity research analysts had the following range of price targets, as compared to the merger consideration of $27.50 per share:

Research Analyst Price Targets	Per Share Merger Consideration
$25.00 to $30.00	$27.50

        Morgan Stanley also reviewed available equity research analyst estimates of net asset value (which we also refer to as NAV) per common share of the company prior to May 3, 2018. Morgan Stanley reviewed the most recent estimates of net asset value published by the same ten analysts prior to such date. Based on this review and after excluding the highest and lowest analyst net asset value, Morgan Stanley noted that the equity research analysts had the following range of estimates of net asset value per common share of the Company, as compared to the merger consideration of $27.50 per share:

Research Analyst NAV Per Share Estimates	Per Share Merger Consideration
$24.50 to $27.24	$27.50

        The public market trading price targets and estimates of net asset value per share published by securities research analysts do not necessarily reflect current market trading prices for our common shares and these targets and estimates are subject to uncertainties, including the future financial performance of the Company and future financial market conditions.

Comparable Public Companies Analysis

        Morgan Stanley reviewed and compared certain publicly available and internal financial information, publicly available and internal ratios and publicly available market multiples relating to the Company with equivalent publicly available data for companies that share similar business characteristics with the Company to derive an implied equity value reference range for the Company. Morgan Stanley reviewed the following publicly-traded companies (which we refer to as selected companies): Lexington Realty Trust, Monmouth Real Estate Investment Corporation, STAG Industrial, Inc., W.P. Carey Inc. and VEREIT, Inc.

        For purposes of this analysis, Morgan Stanley analyzed certain statistics for each of these companies for comparison purposes, including the ratios of share price to consensus Wall Street research analyst (which we refer to as Street consensus) estimated funds from operations, which we refer to as FFO, for calendar year 2018, share price to Street consensus estimated adjusted funds from operations, which we refer to as AFFO, for calendar year 2018, and aggregate value to Street consensus estimated earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, for calendar year 2018. Morgan Stanley also analyzed the premium or discount represented by the ratio of share price to Street consensus estimated net asset value and to our management's estimated NAV as of March 31, 2018. The multiples and ratios for each of the selected companies were calculated using their respective closing prices on April 27, 2018 and were based on the most recent publicly available information and Street consensus estimates as of April 27, 2018, which represents the last closing price for the Company's common shares and the selected companies' stock prior to them being affected by acquisition rumors and similar merger-related news that followed the announcement of the merger between DCT and Prologis on April 29, 2018. Morgan Stanley derived a range for each metric using the mean value for each statistic for the applicable comparable companies as a midpoint and setting a range using (a) 1.0x above and below that midpoint for share price to 2018 estimated FFO and share price to 2018 estimated AFFO, (b) 0.5x above and below the midpoint for aggregate value to 2018 estimated EBITDA and (c) 5% above and below the midpoint for the premium or discount of share price to Street consensus estimated NAV and to our management's estimated NAV. Morgan Stanley selected these ranges based on its professional judgment after reviewing the selected companies' ranges for each metric and the historical ranges of the Company for each metric.

        Morgan Stanley then used these multiple ranges to derive separate implied per share equity value reference ranges for the Company using each of the metrics reviewed by applying the range derived from the comparable companies for each metric to the corresponding Company metrics. The following table reflects the results of this analysis:

	Range		Implied Per Share Equity Value Range
	Low	High	Low	High
Price / 2018E FFO	11.2x	13.2x	$22.70	$26.74
Price / 2018E AFFO	11.4x	13.4x	$21.94	$25.79
Aggregate Value / 2018E EBITDA	14.3x	15.3x	$19.95	$22.61
Premium / Discount to the mean Street consensus estimated NAV	(14)%	(4)%	$22.28	$24.88
Premium / Discount to our management's estimated NAV	(14)%	(4)%	$22.72	$25.37

        Based on this analysis, Morgan Stanley derived the following selected implied per share equity value reference range for the Company based on the average of the low end and an average of the high end of the implied per share equity value reference range for each metric set forth above. This analysis indicated the following implied per share equity value reference range for a common share of the Company, as compared to the merger consideration of $27.50 per share:

Implied Per Share Equity Value Reference Range	Per Share Merger Consideration
$21.92 to $25.08	$27.50

        No company utilized in the comparable company analysis is identical to the Company. In evaluating comparable companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the Company's control, such as the impact of competition on the Company and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of the Company or the industry, or in the financial markets in general.

Mathematical analysis (such as determining the average or medium) is not in itself a meaningful method of using comparable company data.

Net Asset Value Analysis

        Morgan Stanley analyzed the value of the Company as a function of the net value of its assets. Morgan Stanley based its net asset value analysis on our management's estimates of asset value as of March 31, 2018. Morgan Stanley calculated the estimated net asset value per common share of the Company by applying to management's estimated forward net operating income of $447 million (after adjustment to provide full credit for any executed leases that are not yet paying rent) a range of market capitalization rates as of March 31, 2018 of 5.7% to 6.4%, which range was selected based on, among other factors, asset quality, location, current occupancy levels, research capitalization rates and discussions with management of the Company. Morgan Stanley added the estimated value of the Company's joint ventures, development in progress, mezzanine lending notes receivable, and other assets from our balance sheet and deducted debt and preferred balances, and other liabilities from the aggregate value of the Company's assets. An implied per share equity value reference range for the Company was then calculated based on the range of our net asset values derived from such analysis divided by the number of fully diluted common shares outstanding as of March 31, 2018 and pro forma for recent acquisitions through April 6, 2018. This analysis indicated the following implied per share equity value reference range for each common share of the Company, as compared to the merger consideration of $27.50 per share:

Implied Per Share Equity Value Reference Range	Per Share Merger Consideration
$24.49 to $28.93	$27.50

Discounted Cash Flow Analysis

        Morgan Stanley performed a discounted cash flow analysis, which is designed to imply a value of a company by calculating the present value of estimated future unlevered free cash flows and terminal value of the company. The "unlevered free cash flows" or "free cash flows" refer to a calculation of the future cash flows of an asset without including, in such calculation, any debt-servicing costs. The present value of a terminal value, representing the value of unlevered free cash flows beyond the end of the forecast period, is added to arrive at a total aggregate value. Outstanding debt and preferred equity is subtracted and outstanding cash is added to arrive at an equity value. The equity value is then divided by the number of fully diluted common shares, in order to arrive at an implied equity value per share.

        Morgan Stanley calculated ranges of implied equity values per common share, based on a discounted cash flow analysis utilizing Company management projections which excluded unidentified future acquisitions and development from June 30, 2019 through June 30, 2024.

        The unlevered free cash flows from June 30, 2019 to June 30, 2023 were discounted to present value using a range of discount rates from 5.5% to 6.7% representing the Company's weighted average cost of capital. The weighted average cost of capital was determined utilizing the capital asset pricing model to calculate the Company's cost of equity and utilizing the Company's current weighted average interest rate on its current indebtedness to calculate the Company's cost of debt.

        Morgan Stanley then calculated a range of implied terminal enterprise values of the Company as of June 30, 2023 by applying a range of implied exit capitalization rates of 6.7% to 7.1% to the forecasted net operating income of the Company for the twelve months ending June 30, 2024. The range of capitalization rates was selected using the implied trading capitalization rate for the Company as of April 27, 2018 of 6.7% (based on management's calculation of March 31, 2018 net asset value) as the low end of the range and growing that capitalization rate by 0.05% per year (determined by

Morgan Stanley in its professional judgment) over the forecast period as the high end of the range. The implied terminal enterprise value of the Company was then discounted to present value using a range of the Company's weighted average cost of capital as the discount rates. This present value of the implied terminal enterprise value of the Company was then added to the implied present value of the unlevered free cash flows as described above, subtracting outstanding debt and preferred equity and adding outstanding cash as of March 31, 2018 and pro forma for recent acquisitions through April 6, 2018, and dividing by the number of fully diluted common shares, all as provided by the Company's management.

        This analysis implied the following range for the Company's common shares, as compared to the merger consideration of $27.50 per share:

Implied Per Share Equity Value Reference Range	Per Share Merger Consideration
$24.08 to $27.86	$27.50

Premiums Paid Analysis

        Using publicly available information, Morgan Stanley reviewed the terms of selected public company precedent transactions announced between March 30, 2001 to April 29, 2018, in which the targets were industrial and net lease REITs and the transaction was at least $200 million (but excluding merger of equals and reverse merger transactions). All transactions that Morgan Stanley found that satisfied the foregoing criteria were included in the premiums paid analysis.

Selected Precedent Transactions

Transaction Announcement Date	Target	Acquiror
April 2018	DCT Industrial	Prologis
October 2013	Cole Real Estate Investments	American Realty Capital Properties, Inc.
May 2013	CapLease, Inc.	American Realty Capital Properties, Inc.
September 2012	American Realty Capital Trust	Realty Income Corp.
November 2007	American Financial Realty Trust	Gramercy Capital Corp.
March 2007	Spirit Finance Corp.	Redford Holdco
October 2006	Trustreet Properties	GE Capital
October 2006	Government Property Trust	Record Realty Trust
February 2006	Bedford Property Investors	LBA Realty
September 2005	Capital Automotive REIT	DRA Advisors, Inc.
May 2004	Keystone Property Trust	ProLogis Trust & Eaton Vance
October 2001	Cabot Industrial Trust	CalWest
July 2001	Captec Net Lease Realty, Inc.	Commercial Net Lease Realty
March 2001	Franchise Finance Corporation of America	GE Capital

        Morgan Stanley calculated the premiums paid in these transactions over the applicable unaffected stock price of the acquired company (i.e., the amount by which the price that the purchaser paid for the shares of the target exceeded the unaffected market price of such shares), which represents the average stock price for the ten trading days ending five trading days prior to the announcement of such precedent transactions. Morgan Stanley noted that the mean of the premium paid in these precedent transactions was 17%.

        Based on the results of this analysis and the premiums paid in precedent transactions as outlined above, Morgan Stanley applied a premium range of 12% to 20% based on the observed fourth quartile and first quartile, respectively, to the last unaffected price for the Company's common shares of $23.30 on April 27, 2018, which resulted in the following implied common share equity value range of the Company, as compared to the merger consideration of $27.50 per share:

Implied Per Share Equity Value Reference Range	Per Share Merger Consideration
$26.09 to $28.04	$27.50

        No company or transaction utilized in the premiums paid analysis is identical to the Company or the mergers. The fact that points in the range of implied value per share of the Company derived from the valuation of premiums paid in precedent transactions were less than or greater than the consideration is not necessarily dispositive in connection with Morgan Stanley's analysis of the consideration for the mergers, but is one of many factors Morgan Stanley considered.

Private Buyer Analysis

        Morgan Stanley performed a hypothetical take-private analysis to determine the prices at which a financial sponsor might effect a leveraged buyout of the Company under current market conditions assuming two different hypothetical buyers—a highly leveraged buyer and a core-plus buyer. In preparing this analysis, Morgan Stanley utilized the projections prepared by the management of the Company and calculated net operating income from June 30, 2019 through June 30, 2024. Morgan Stanley based its analysis on the projections provided by our management, which excluded unidentified future acquisitions and development, and assumed a range of market capitalization rates at a 2024 exit of 5.7% to 6.2%. In addition, Morgan Stanley assumed: (a) for its analysis of the hypothetical highly leveraged buyer, that (i) buyer incurs new CMBS debt in connection with the transaction in an aggregate principal amount resulting in a loan-to-value ratio of 75% for the Company, and (ii) that the buyer incurs approximately $212 million in debt issuance and breakage costs for debt and other termination costs in connection with the transaction and the highly levered buyer targeting a gross internal rate of return of 15% to 17%; and (b) for its analysis of the hypothetical core-plus buyer, (i) buyer adjusts its leverage to a loan-to-value ratio of approximately 45% in line with core-plus buyers and (ii) that the buyer incurs such transaction costs of $147 million and is targeting a gross internal rate of return of 10% to 12%. Based upon these assumptions, Morgan Stanley calculated the following implied per share equity value reference range for our common shares, as compared to the merger consideration of $27.50 per share:

Implied Per Share Equity Value Reference Range
Highly Levered Buyer	Core-Plus Buyer	Per Share Merger Consideration
$23.54 to $26.63	$23.35 to $27.25	$27.50

Historical Stock Price

        Morgan Stanley reviewed our stock price performance during the 52 weeks, and the portion of the calendar year, ending on April 27, 2018, representing the last unaffected price for the Company's common shares. Based on this review, Morgan Stanley noted that the Company common shares had traded in the following ranges over the applicable 52-week period, and calendar year period, ending April 27, 2018, as compared to the merger consideration of $27.50 per share:

52 Weeks Ending April 27, 2018	Portion of Calendar Year Ending April 27, 2018	Per Share Merger Consideration
$21.12 to $31.26	$21.12 to $26.87	$27.50

General

        Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of these analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley's view of the actual value of the Company.

        In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters. These include, among other things, the impact of competition on the businesses of the Company and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of the Company, or the industry, or in the financial markets in general. Many of these assumptions are beyond the control of the Company. Any estimates contained in Morgan Stanley's analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

        Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the merger consideration to be received by the holders of our common shares pursuant to the merger agreement, and in connection with the delivery of its opinion as of May 6, 2018 to our board of trustees. These analyses do not purport to be appraisals or to reflect the prices at which our common shares might actually trade.

        The merger consideration was determined through arm's-length negotiations between the Company and Blackstone and was unanimously approved by our board of trustees. Morgan Stanley did not recommend any specific form or amount of merger consideration to us or our board of trustees, or that any specific merger consideration constituted the only appropriate consideration for the merger. Morgan Stanley was not requested to opine as to, and its opinion does not in any manner address, the underlying business decision of the Company to proceed with or effect the mergers or the likelihood of consummation of the merger, nor does it address the relative merits of the mergers as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. Morgan Stanley's opinion was not intended to, and does not, express an opinion or a recommendation as to how any holder of our common shares should vote at the special meeting to be held in connection with the mergers, or as to any other action that a holder of our common shares should take relating to the mergers.

        Morgan Stanley's opinion and presentation to our board of trustees was one of many factors taken into consideration by our board of trustees in deciding to approve the mergers and other transactions contemplated by the merger agreement. Consequently, the analyses as described above should not be viewed as determinative of the opinion of our board of trustees with respect to the merger consideration or of whether our board of trustees would have been willing to agree to a different merger consideration.

        Morgan Stanley's opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with its customary practice. Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for its own account or the accounts of its customers, in debt or equity securities or loans of Parent or any of its affiliates, the Company or any other company, or any currency or commodity, that may be involved in the mergers, or any related derivative instrument. In addition, Morgan Stanley, its affiliates, directors and officers may have committed and may commit in the future to invest in private equity funds managed by affiliates of Blackstone.

        Under the terms of its engagement letter, Morgan Stanley provided our board of trustees with financial advisory services and a financial opinion, and we have agreed to pay Morgan Stanley an aggregate fee equal to approximately $34 million, payable upon the closing of the mergers. We have also agreed to reimburse Morgan Stanley for its reasonable and documented out-of-pocket expenses, including fees of outside counsel and other professional advisors, incurred in performing its services in an amount not to exceed $100,000 without our prior written consent (not to be unreasonably withheld). In addition, we have agreed to indemnify Morgan Stanley and its affiliates, their respective officers, directors, employees and agents and each person, if any, controlling Morgan Stanley or any of its affiliates against certain liabilities and expenses, including certain liabilities under the federal securities laws, relating to, arising out of or in connection with Morgan Stanley's engagement.

        Morgan Stanley has provided financial advisory and financing services to the Company and its affiliates and, in the 30 months prior to April 24, 2018, has received fees of approximately $10 million to $25 million in the aggregate in connection with such services. Morgan Stanley has provided financial advisory and financing services to Blackstone and its affiliates (including certain majority-controlled affiliates and majority-controlled portfolio companies of Blackstone identified by Morgan Stanley and disclosed to us) and, in the 30 months prior to April 24, 2018, received fees of approximately $100 million to $125 million in connection with such services (the majority of which fees were received for financing services). As of May 3, 2018, Morgan Stanley held an aggregate interest of less than 1% of the common shares of the Company and, with respect to Blackstone and its affiliates (including certain majority-controlled affiliates and majority-controlled portfolio companies of Sponsor), an aggregate interest of less than 1% in the common stock of each of Mphasis Limited and Vivint Solar, Inc., an aggregate interest of between 2% and 3% in the common stock of Blackstone Mortgage Trust, Inc., and an aggregate interest of between 5% and 6% in the common units of The Blackstone Group L.P., which interests were held in connection with Morgan Stanley's investment management business, wealth management business, including client discretionary accounts, or ordinary course trading activities, including hedging activities. Morgan Stanley has advised us that it was providing, and may also seek in the future to provide, financial advisory and financing services to the Company, Blackstone or their respective affiliates (including portfolio companies of Blackstone and its affiliates) and would expect to receive fees for the rendering of those services. The information disclosed in this paragraph is based upon information provided to us by Morgan Stanley.

Financing

        In connection with the closing of the mergers, Parent will cause an aggregate of approximately $4.6 billion to be paid to the holders of our common shares, including holders of Company equity awards, and the minority limited partners (assuming none of the minority limited partners elects to receive Series B preferred units in the Surviving Partnership). In connection with the redemption of our preferred shares as described under "The Merger Agreement—Treatment of Common Shares, Preferred Shares and Equity Awards," Parent will cause approximately $88 million (plus accrued and unpaid dividends to, but not including, the redemption date) to be paid to the holders of our preferred shares. In addition, Parent has informed us that in connection with the closing of the mergers, Parent expects to cause all of our outstanding unsecured senior notes and term loans and all of outstanding indebtedness under our revolving credit facility to be prepaid in full at the closing. Parent has informed us that it expects our mortgage loans to be repaid or remain outstanding. As of March 31, 2018, we had approximately $2.2 billion in aggregate principal amount of consolidated indebtedness under our unsecured senior notes, term loans and revolving credit facility and $551 million in aggregate principal amount of consolidated indebtedness under our mortgage loans. As of March 31, 2018, our share of unconsolidated joint venture secured debt was approximately $127 million.

        Parent has informed us that it has received a debt commitment letter from Citigroup Global Markets Inc. and Bank of America, N.A. providing for debt financing in connection with the mergers in an aggregate amount not to exceed $3.0 billion and that it may seek to obtain additional debt financing in connection with the mergers. In addition, it is expected that the Sponsor and its affiliates will contribute equity to Parent for the purpose of funding the acquisition costs (including the merger consideration) that are not covered by such debt financing.

        Parent has informed us that in addition to the payment of the merger consideration, the funds to be obtained from the debt and equity financing may be used for purposes such as reserves, the refinancing of certain of our existing debt, and for other costs and expenses related to the financing and the mergers. Parent has informed us that it currently believes that the funds to be borrowed under each debt financing would be secured by, among other things, a first priority mortgage lien on certain properties which are wholly owned by us, escrows, reserves, a cash management account, or a first priority pledge of and security interest in the direct or indirect ownership interests in the owners of the properties, in each case, together with such other pledges and security required by the lender to secure and perfect their interest in the applicable collateral and that such debt financings would be conditioned on the mergers being completed and other customary conditions for similar financings.

        Pursuant to the merger agreement, we have agreed to deliver, promptly following Parent's request, to each of the lenders under our existing mortgage indebtedness a notice prepared by Parent, in form and substance reasonably approved by us, requesting, to the extent required by the applicable loan documents, that such lender consent to the consummation of the mergers and the other transactions contemplated by the merger agreement and to certain modifications of the existing loan documents reasonably requested by Parent.

        The merger agreement does not contain a financing condition or a "market MAC" condition to the closing of the mergers. For more information, see "The Merger Agreement—Financing Cooperation" and "The Merger Agreement—Conditions to the Mergers."

Interests of Our Trustees and Executive Officers in the Mergers

        In considering the recommendation of our board of trustees to approve the merger and the other transactions contemplated by the merger agreement, our shareholders should be aware that our trustees and executive officers have certain interests, including financial interests, in the mergers that are different from, or in addition to, the interests of our shareholders generally. These interests may create potential conflicts of interest. Our board of trustees was aware of these interests, which are described below, and considered them, among other matters, in reaching its decision to approve the merger and the other transactions contemplated by the merger agreement.

Treatment of Equity Awards

        Restricted Share Awards.    Immediately prior to the merger effective time, each Company restricted share award that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company restricted share award immediately prior to the merger effective time multiplied by (2) the merger consideration, less any applicable withholding taxes.

        Restricted Share Unit Awards.    Immediately prior to the merger effective time, each Company RSU award that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company RSU award immediately prior to the merger effective time multiplied by (2) the merger consideration, less any applicable withholding taxes.

        Company Options.    Immediately prior to the merger effective time, each Company option that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company option immediately prior to the merger effective time multiplied by (2) the excess (if any) of the merger consideration over the per share exercise price applicable to the option, less any applicable withholding taxes.

        Company LTIP Units.    Each unvested Company LTIP unit that is outstanding on the business day prior to the partnership merger effective time will vest, without proration, pursuant to its terms on the business day prior to the closing date, and, with respect to the maximum number of vested Company LTIP units then eligible for conversion under the terms of the partnership agreement, we will exercise our right to convert each such vested Company LTIP unit (including those that vest on the business day prior to the closing date) into a Class A partnership unit immediately prior to the time at which the partnership merger becomes effective and be treated as a Class A partnership unit.

        Value of Payments.    For an estimate of the value of the payments and benefits described above that would become payable to each of our executive officers in respect of their unvested equity awards, see "—Quantification of Potential Payments to Our Executive Officers in Connection with the Mergers" below. All of the outstanding Company options and Company RSU awards held by our non-employee trustees are fully vested. The estimated value of the payments that will be made to our non-employee trustees at the effective time of the merger in respect of their vested Company options and vested Company RSU awards is $2,333,415, which is based on the number of outstanding awards held by the non-employee trustees as of May 31, 2018 and assumes that the merger consideration is $27.50 and no additional consideration is paid. The non-employee trustees may receive compensation in the ordinary course of business consistent with past practice through the effective time of the mergers, and thus this amount is subject to increase prior to the effective time of the mergers.

Executive Severance Benefits

        Arrangements.    We are party to employment and non-competition agreements with each of Gordon F. DuGan, Benjamin P. Harris, Nicholas L. Pell, and Jon W. Clark that provide for the severance benefits described below upon a severance-qualifying termination of employment. In addition, in connection with the mergers, the compensation committee of our board of trustees approved a severance policy for employees of the Company pursuant to which Edward J. Matey Jr. is eligible to receive certain benefits upon a severance-qualifying termination of employment. The severance benefits payable to each of Messrs. DuGan, Harris, Pell, Clark and Matey will be subject to the executive officer's execution and non-revocation of a release of claims against the Company.

        Mr. DuGan.    If Mr. DuGan's employment is terminated by us without cause or he resigns with good reason, in either case during the 18 months following the effective time of the mergers, Mr. DuGan would be entitled to receive (1) a cash severance payment equal to three times the sum of his average annual base salary over the 24 months prior to termination plus his most recent annual bonus paid, which shall be payable in installments over a period of 24 months, (2) a cash payment equal to the highest annual bonus paid during the three years prior to the termination date, paid in a lump sum and prorated based on the number of days elapsed during the fiscal year of termination and (3) a monthly cash payment equal to the amount of the monthly Company contribution in respect of his health insurance for a period of 24 months, or, if earlier, until he is entitled to receive health insurance from another employer.

        Messrs. Harris and Pell.    If the employment of Mr. Harris or Mr. Pell is terminated by us without cause or if Mr. Harris or Mr. Pell resigns with good reason, in either case during the 18 months following the effective time of the mergers, each executive officer would be entitled to receive (1) a cash severance payment equal to a multiple of 2.5 times the sum of his average annual base salary over the 24 months prior to termination, plus the highest annual bonus paid during the three years prior to termination, which shall be payable in installments over a period of 12 months, (2) a cash payment equal to the highest annual bonus paid to the executive officer during the three years prior to the termination date, paid in a lump sum and prorated based on the number of days elapsed during the fiscal year of termination and (3) a monthly cash payment equal to the amount of the monthly Company contribution in respect of the executive officer's health insurance for a period of 12 months, or, if earlier, until he is entitled to receive health insurance from another employer.

        Mr. Clark.    If Mr. Clark's employment is terminated by us without cause or he resigns with good reason, in either case during the 18 months following the effective time of the mergers, Mr. Clark would be entitled to receive (1) a cash severance payment equal to 24 months of his base salary in effect as of the termination date and two times his annual bonus for the year prior to the year of termination, payable in a lump-sum, (2) a cash payment equal to his annual bonus for the year prior to the year of termination, paid in a lump sum and prorated based on the days elapsed during the fiscal year of termination and (3) continued participation in health insurance benefits for a period of six months as if he had remained employed, or, if earlier, until he is entitled to receive benefits of the same type from another employer.

        Mr. Matey.    If the employment of Mr. Matey is terminated by us without cause or he resigns with good reason, in either case during the 18 months following the effective time of the mergers, he would be entitled to receive: (1) a lump sum cash payment, payable within 30 days following termination, in an amount equal to the sum of (a) 1.5 times the sum of his annual base salary and most recent prior fiscal year's bonus and (b) 12 months of COBRA premium subsidies and (2) a prorated bonus for the year in which the termination occurs, with the amount of such bonus based on actual performance for the year of termination payable within 30 days following termination if the termination occurs in 2018 and at the time bonuses are paid to actively employed employees the termination occurs in 2019.

        Good Reason Definition Amendment.    In connection with the mergers, the Company amended the definition of "good reason" in the employment agreements of Messrs. Pell and Harris. Following such amendment, following a change-in-control, the definition of "good reason" in each of their employment agreements now includes any change in their duties, responsibilities, status or positions as President or Chief Investment Officer (as applicable) of a publicly traded company, which change will occur when Gramercy ceases to be a standalone public company.

        Golden Parachute Excise Tax.    The employment agreements with each of Messrs. DuGan, Harris, Pell and Clark and the severance policy covering Mr. Matey provide that if the payments and benefits provided to the executive officer in connection with the mergers would be subject to an excise tax by reason of Sections 4999 and 280G of the Internal Revenue Code, such benefits and payments will be reduced to the extent necessary to prevent any portion of the executive officer's merger-related payments and benefits from becoming subject to such excise tax, but only if, by reason of that reduction, the net after-tax benefit received by the executive officer exceeds the net after-tax benefit the executive officer would receive if no reduction was made.

        Restrictive Covenants.    Messrs. DuGan, Harris and Pell are subject to post-termination non-competition covenants for 18 months for Mr. DuGan and 12 months for Messrs. Harris and Pell; provided that in the event that the executive officer is terminated without cause or resigns with good reason, the restricted period will be reduced from 18 months to 12 months for Mr. DuGan and from 12 months to six months for Messrs. Harris and Pell. Mr. Clark is subject to a six-month post-termination non-competition covenant; provided that in the event of a non-renewal of Mr. Clark's agreement, a termination for cause based on conduct or alleged conduct that was not related to our business, or resignation within sixty days after the payment of a discretionary bonus for any year in an amount less than $200,000, the restricted period will be reduced from six months to three months. Messrs. DuGan, Harris, Pell and Clark are also subject to a 24-month post-termination non-solicitation covenant with respect to employees and a 12-month post-termination non-solicitation covenant with respect to borrowers, tenants, clients and suppliers. Mr. Matey is not subject to any restrictive covenants.

        Value of Payments.    For an estimate of the value of the severance payments and benefits described above that would become payable to each of our executive officers upon a severance-qualifying termination, see "—Quantification of Potential Payments to Our Executive Officers in Connection with the Mergers" below.

Indemnification of Our Trustees and Officers

        The merger agreement provides that from and after the merger effective time, Parent shall, and shall cause the Surviving Company and the Surviving Partnership to, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each of our and our subsidiaries' current or former trustees, directors or officers and each fiduciary under our or our subsidiaries' benefit plans (which persons we refer to as the indemnified persons), against all losses, expenses (including reasonable attorneys' fees and expenses), judgments, fines, claims, actions, suits, damages or liabilities or, subject to certain exceptions, amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of actions or omissions occurring at or prior to the merger effective time (whether asserted or claimed prior to, at or after the merger effective time), including in connection with the consideration, negotiation and approval of the merger agreement, to the extent that such actions or omissions are based on or arise out of the fact that such indemnified person is or was a trustee, director, officer or fiduciary under benefit plans, including any payment by the Surviving Company or Surviving Partnership on behalf of or advancement to such indemnified person of any expenses incurred by such indemnified person in connection with enforcing any rights with respect to such indemnification and/or advancement (we refer to the foregoing as the indemnified liabilities). In addition, Parent shall, and shall cause the Surviving Company and the Surviving Partnership to, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each indemnified person against all indemnified liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by the merger agreement (whether asserted or claimed prior to, at or after the merger effective time).

        The parties have agreed not to terminate or modify the obligations described above regarding indemnification of trustees, directors, officers and fiduciaries under benefit plans in such a manner as to adversely affect such indemnified persons, and such obligations must be assumed by any successor entity to the Surviving Company as a result of any consolidation, merger, dissolution or transfer of all or substantially all of its properties and assets.

        The merger agreement also requires that Parent cause the Surviving Company to maintain our officers' and trustees' liability insurance policies in effect on the date of the merger agreement for at least six years after the closing of the mergers (or substitute policies with at least the same coverage and amounts as our existing policies, and subject to certain other restrictions set forth in the merger agreement). This requirement is subject to a maximum cost of 300% of our current annual premium paid for such insurance (which we refer to as the maximum cost). If the cost to maintain or procure such insurance coverage exceeds the maximum cost, Parent and the Surviving Company shall maintain or procure for such six-year period the most advantageous policies as can be reasonably obtained for the maximum cost. Additionally, the Surviving Company and the Surviving Partnership shall provide to the indemnified persons the same rights to exculpation, indemnification and advancement of expenses that are provided to the indemnified persons under our and our subsidiaries' organizational documents in effect as of the date of the merger agreement, and the Surviving Company and the Surviving Partnership shall assume the contractual indemnification rights with any of our or our subsidiaries' current or former directors, officers or employees pursuant to specified agreements in effect as of the date of the merger agreement.

Transaction Incentive Awards

        The compensation committee of our board of trustees may grant cash transaction incentive awards with an aggregate value of up to $2.5 million, with any such transaction incentive awards to be paid in full on the closing date. Our board of trustees (or the compensation committee thereof) may allocate the cash transaction incentive award pool among our employees (including our executive officers) identified, and in the amounts and on the terms determined by, our board of trustees (or the compensation committee thereof). As of the date of this filing, no cash transaction incentive awards have been granted to any of our executive officers.

Annual Bonuses

        Immediately prior to the date of the effective time of the mergers, the compensation committee of our board of trustees will determine (subject to BRE Glacier Parent L.P.'s consent), the amount of annual bonuses payable to each of our employees (including the executive officers) in respect of the 2018 fiscal year in good faith in accordance with the terms of our annual bonus plans and otherwise in a manner consistent with past practice. BRE Glacier Parent L.P. will pay those bonuses to our employees, subject to their continued employment through the payment date, at the time bonuses would otherwise be paid in the ordinary course of business consistent with past practice.

Quantification of Potential Payments to Our Executive Officers in Connection with the Mergers

        The information set forth in the table below is intended to comply with Item 402(t) of Regulation S-K, which requires disclosure of information about certain compensation for each of our executive officers that is based on or otherwise relates to the mergers. For additional details regarding the terms of the payments described below, see the discussion under the caption "—Interests of Our Trustees and Executive Officers in the Mergers" above.

        The following table sets forth the amount of payments and benefits that may be paid or become payable to each of the executive officers in connection with the mergers pursuant to all applicable compensation plans or agreements, assuming that the effective time of the mergers occurred on May 31, 2018, which is the latest practicable date prior to the date of this filing and the assumed date of the effective time of the merger solely for purposes of this merger-related compensation disclosure and that each executive officer incurs a severance-qualifying termination immediately upon the effective time of the mergers.

 Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits($)(3)	Total ($)
Gordon F. DuGan	5,455,287	7,027,827	41,344	12,524,458
Chief Executive Officer
Benjamin P. Harris	5,145,833	4,122,145	20,672	9,288,650
President
Nicholas L. Pell	4,028,417	3,022,237	20,672	7,071,326
Chief Investment Officer
Jon W. Clark	1,454,941	654,871	20,402	2,130,214
Chief Financial Officer
Edward J. Matey Jr.	1,103,243	654,871	20,672	1,778,786
Executive Vice President and General Counsel

(1)
Cash severance consists of the following components, all of which are "double-trigger" benefits contingent upon the occurrence of a termination of the executive officer's employment without cause or the executive officer's resignation with good reason during the 18 months following the effective time of the mergers:

(a)
For Messrs. DuGan, Harris and Pell, (i) a multiple (3 for Mr. DuGan and 2.5 for Messrs. Harris and Pell) of the sum of the executive officer's (x) average base salary over the 24 months prior to termination plus (y) the most recent annual bonus paid for Mr. DuGan and the highest annual bonus paid during the three years prior to termination for Messrs. Harris and Pell, in each case, payable in installments over 24 months for Mr. DuGan and 12 months for Messrs. Harris and Pell and (ii) a cash payment equal to the most recent annual bonus paid for Mr. DuGan and the highest annual bonus paid during the three years prior to termination for Messrs. Harris and Pell, in each case, prorated based on the days elapsed during the fiscal year of termination, and payable on the first regular payroll date following the 30th day following the termination date;

(b)
For Mr. Clark, a lump sum cash payment equal to the sum of (i) the sum of 24 months of his base salary in effect as of the termination date and two times his annual bonus for the year prior to the year of termination and (ii) his annual bonus for the year prior to the year of termination, prorated based on the days elapsed during the fiscal year of termination; and

(c)
For Mr. Matey, (i) a lump sum cash payment, payable within 30 days following termination, in an amount equal to 1.5 times the sum of his annual base salary and most recent prior fiscal year's bonus and (ii) a prorated bonus for the year in which the termination occurs, with the amount of such bonus based on actual performance for the year of termination payable within 30 days following termination, if the termination occurs in 2018, and at the time bonuses are paid to actively employed employees, if the termination occurs in 2019.

  The amounts set forth in the table above and the table below are based on compensation levels as of May 31, 2018.

Executive Officer	Prorated Bonus ($)	Severance Payment ($)	Total ($)
Gordon F. DuGan	562,500	4,892,787	5,455,287
Benjamin P. Harris	520,833	4,625,000	5,145,833
Nicholas L. Pell	396,917	3,631,500	4,028,417
Jon W. Clark	138,783	1,316,158	1,454,941
Edward J. Matey Jr.	91,466	1,011,777	1,103,243

  For further details regarding the cash severance, see "—Interests of Our Trustees and Executive Officers in the Mergers—Executive Severance Benefits."

(2)
For all executive officers, the treatment of equity awards at the effective time of the mergers is a "single-trigger" benefit contingent upon the occurrence of the mergers. The amounts set forth in the table above and the table below are estimates of the value each executive officer will receive in respect of his unvested equity awards. These estimates assume (a) that each executive officer elects to receive the cash merger consideration in respect of each outstanding Company LTIP unit, (b) achievement of share price thresholds applicable to Company LTIP units subject to performance-based vesting conditions will be measured based upon a per common share price of $27.50, assuming that no additional consideration is paid and (c) all unvested Company restricted share awards and Company LTIP units held by each executive officer as of May 31, 2018, the latest practicable date prior to the date of this filing, remain unvested as of the effective time of the mergers.

Executive Officer	Value of Company Restricted Share Awards ($)	Value of Company LTIP Units ($)	Total ($)
Gordon F. DuGan	3,412,283	3,615,544	7,027,827
Benjamin P. Harris	1,195,288	2,926,857	4,122,145
Nicholas L. Pell	956,203	2,066,034	3,022,237
Jon W. Clark	58,905	595,966	654,871
Edward J. Matey Jr.	58,905	595,966	654,871

  For further details regarding the value of accelerated equity awards, see "—Interests of Our Trustees and Executive Officers in the Merger—Treatment of Equity Awards."

(3)
Perquisites/Benefits.    Messrs. DuGan, Harris and Pell are each entitled to receive a monthly cash payment equal to the cost of the monthly employer paid portion of health coverage for a period of 24 months for Mr. DuGan and 12 months for Messrs. Harris and Pell. Mr. Matey is entitled to receive a lump sum cash payment equal to 12 months of COBRA premiums. Mr. Clark is entitled to participate in health insurance for six months following his termination as if he had remained employed. The health coverage benefits are "double-trigger" benefits contingent upon the occurrence of a termination without cause or resignation with good reason during the 18 months following the effective time of the mergers. For further details regarding the perquisites and benefits, see "—Interests of Our Trustees and Executive Officers in the Mergers—Executive Severance Benefits."

Regulatory Matters

        We are unaware of any material federal, state or foreign regulatory requirements or approvals that are required for the execution of the merger agreement or the completion of either the merger or the partnership merger, other than the acceptance for record of the articles of merger with respect to the merger by the State Department of Assessments and Taxation of Maryland, and the filing of the certificate of merger with respect to each of the merger and the partnership merger with the Secretary of State of the State of Delaware. For further information regarding the timing of the closing of the mergers, see "The Merger Agreement—Effective Times; Closing Date."

Litigation Relating to the Mergers

        Following announcement of the merger agreement, two purported class actions related to the proposed transaction, Anderson v. Gramercy Property Trust et al., No. 1:18-cv-05335-PCK and Franchi v. Gramercy Property Trust et al., No. 1:18-cv-01842-ELH, were filed in the United States District Court for the Southern District of New York and the United States District Court for the District of Maryland, respectively, and a third complaint related to the proposed transaction, Madry v. Gramercy Property Trust et al., No. 1:18-cv-01851-TDC, was filed as an individual (not a class) action in the United States District Court for the District of Maryland. The lawsuits all name as defendants the Company and the members of our board of trustees. The complaints allege, among other things, that the individual defendants caused the Company to file a materially incomplete and misleading preliminary proxy statement relating to the proposed transaction in violation of Sections 14(a) and 20(a) of the Exchange Act. The Anderson and Madry complaints seek a variety of equitable and injunctive relief, including enjoining defendants from consummating the proposed merger transaction unless and until the Company provides supplemental disclosures, unspecified damages and, in the case of the Anderson complaint, rescission of the merger agreement or any of the terms thereof, or rescissory damages. The Franchi complaint seeks, among other relief, to enjoin defendants from proceeding with, consummating or closing the proposed merger transaction, rescission of the merger transaction or rescissory damages and dissemination of a supplemental proxy statement. All three complaints also seek an award of attorneys' and expert fees and expenses. The courts have not acted on any of these complaints, and no relief has been granted as of the date of this proxy statement. We believe the lawsuits are without merit.

Material U.S. Federal Income Tax Consequences

        The following is a general discussion of the material U.S. federal income tax consequences of the merger to U.S. holders and non-U.S. holders (each as defined below) of our common shares whose shares are exchanged for cash pursuant to the merger and of our preferred shares whose shares are redeemed for cash pursuant to the merger. This discussion is based on the provisions of the Code, applicable U.S. Treasury Regulations, judicial opinions and administrative rulings and published positions of the Internal Revenue Service (which we refer to as the IRS), each as in effect as of the date hereof. These authorities are subject to change or differing interpretations, possibly with retroactive effect, and any such change or interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, any withholding considerations under FATCA (defined for this purpose as sections 1471 through 1474 of the Code, the Treasury Regulations and administrative guidance thereunder and the intergovernmental agreements entered into, and laws and regulations promulgated, pursuant thereto or in connection therewith) nor does it address any tax considerations under state, local or non-U.S. laws or U.S. federal laws other than those pertaining to the U.S. federal income tax.

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of our common shares or preferred shares that, is for U.S. federal income tax purposes:

  •
  an individual citizen or resident of the United States;

  •
  a corporation, or other entity classified as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof, or the District of Columbia;

  •
  a trust (1) the administration of which is subject to the primary supervision of a U.S. court and which has one or more "United States persons" (as defined under the Code) who have the authority to control all substantial decisions of the trust, or (2) that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

  •
  an estate the income of which is subject to U.S. federal income tax regardless of its source.

        For purposes of this discussion, the term "non-U.S. holder" means a beneficial owner of our common shares or preferred shares, other than an entity or arrangement classified as a partnership for U.S. federal income tax purposes, that is not a U.S. holder.

        This discussion applies only to holders of our common shares or preferred shares who hold such shares as "capital assets" within the meaning of the Code (generally, property held for investment). Further, this discussion is for general informational purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to specific holders in light of their particular facts and circumstances, and it does not apply to holders subject to special treatment under U.S. federal income tax laws (including, for example, insurance companies, dealers or brokers in securities or foreign currencies, traders in securities who elect to apply the mark-to-market method of accounting, holders subject to the alternative minimum tax, persons who are required to recognize income or gain with respect to the merger no later than such income or gain is required to be reported on an applicable financial statement, U.S. holders that have a functional currency other than the U.S. dollar, tax-exempt organizations, retirement plans, individual retirement accounts or other tax-deferred or advantaged accounts (or persons holding common shares or preferred shares through such plans or accounts), banks and other financial institutions, certain former citizens or former long-term residents of the United States, "controlled foreign corporations," "passive foreign investment companies," partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes or other flow-through entities (and investors therein), S corporations, real estate investment trusts, regulated investment companies, "qualified foreign pension funds" (within the meaning of Section 897(1)(2) of the Code) or entities all of the interests in which are held by a qualified pension fund, "qualified shareholders" (within the meaning of Section 897(k)(3) of the Code) or investors therein, non-U.S. holders who hold, or have held at any time, directly, indirectly, or constructively, more than 10% of our outstanding common shares or more than 10% of our outstanding preferred shares, holders who hold our common shares or preferred shares as part of a hedge, straddle, constructive sale, conversion or other integrated or risk reduction transaction, and holders who acquired our common shares or preferred shares through the exercise of employee stock options or otherwise as compensation).

        If a partnership (including any entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds our common shares or preferred shares, the tax treatment of a partner in such partnership will generally depend on the status of the partners and the activities of the partnership. If you are, for U.S. federal income tax purposes, a partner in a partnership holding common shares or preferred shares, you should consult your tax advisor regarding the U.S. federal, state, local and non-U.S. tax consequences of the merger to you in light of your particular circumstances.

        All holders should consult their own tax advisors regarding the specific tax consequences of the merger to them in light of their particular facts and circumstances, including with respect to the applicability and effect of any U.S. federal, state, local, foreign or other tax laws.

        For U.S. federal income tax purposes, the parties will treat the merger as if the Company had (1) sold all of its assets to Merger Sub I in exchange for the merger consideration, the aggregate per preferred share redemption amount and the assumption of the Company's liabilities and then (2) made a liquidating distribution of such merger consideration and the aggregate per preferred share redemption amount to holders of the Company's common shares and preferred shares, respectively, in exchange for such shares.

Consequences of the Merger to U.S. Holders of our Common Shares

        The receipt of cash by U.S. holders in exchange for our common shares pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder of our common shares that receives cash in exchange for such common shares in the merger will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received and (2) the U.S. holder's adjusted tax basis in such shares.

        If a U.S. holder acquired different blocks of common shares at different times and different prices, such U.S. holder must determine its adjusted tax basis, gain or loss and holding period separately with respect to each block of common shares. Any such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if a U.S. holder's holding period in the common shares surrendered in the merger is greater than one year as of the date of the merger. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations.

        In addition, the IRS has the authority to prescribe, but has not yet prescribed, regulations that would apply a tax rate of 25% to a portion of capital gain realized by a non-corporate shareholder on the sale of REIT shares that would correspond to the REIT's "unrecaptured Section 1250 gain."

        A U.S. holder who has held our common shares for less than six months at the time of the merger, taking into account the holding period rules of Sections 246(c)(3) and (4) of the Code, and who recognizes a loss on the exchange of such common shares in the merger will be treated as recognizing a long-term capital loss to the extent of any capital gain dividends received from us, or such holder's share of any designated retained capital gains, with respect to such shares.

Consequences of the Merger to Non-U.S. Holders of our Common Shares

General

        The U.S. federal income tax consequences of the merger to a non-U.S. holder will depend on various factors, including whether the receipt of all or a portion of the aggregate merger consideration is treated as a distribution from us that is attributable to gain from the sale of "United States real property interests" (which we refer to as USRPIs) under the provisions of the Foreign Investment in Real Property Tax Act of 1980 (which we refer to as FIRPTA). The IRS announced in Notice 2007-55 that it intends to take the position that under current law, unless an exception applies, the receipt of a liquidating distribution from a REIT received by a non-U.S. holder (including the receipt of cash in exchange for common shares in the merger, which will be treated as having been received in a deemed liquidation of the Company for U.S. federal income tax purposes) is subject to tax under FIRPTA as a distribution to the extent attributable to gain from the sale of USRPIs. Although legislation that would effectively override Notice 2007-55 has previously been proposed, no such legislation has yet been enacted, and it is not possible to say if or when any such legislation will be enacted.

        Accordingly, we intend to take the position that the receipt of cash in exchange for our common shares pursuant to the merger will be subject to tax in accordance with Notice 2007-55 as described in more detail below. In general, the provisions governing the taxation of distributions by REITs can be less favorable to non-U.S. holders than the taxation of sales or exchanges of REIT shares by non-U.S. holders, and non-U.S. holders should consult their tax advisors regarding the application of these provisions.

Distribution of Gain from the Disposition of USRPIs

        To the extent the tax treatment set forth in Notice 2007-55 applies, and to the extent cash received by a non-U.S. holder in the merger is treated as a distribution attributable to gain from the deemed or actual sale of our USRPIs (which we expect to be a substantial portion of such cash), such amount will be treated as income effectively connected with a U.S. trade or business of the non-U.S. holder, and generally will be subject to U.S. federal income tax on a net basis. A corporate non-U.S. holder will also be subject to the 30% branch profits tax (or such lower rate as may be specified by an applicable income tax treaty). In addition, 21% (or 20% to the extent provided in U.S. Treasury Regulations) of any such amounts paid to a non-U.S. holder will be withheld and remitted to the IRS.

        Notwithstanding the foregoing, if our common shares are "regularly traded" (within the meaning of applicable U.S. Treasury Regulations) on an established securities market located in the United States (and the non-U.S. holder did not hold more than 10% of such class of stock during the one year period ending on the date of the merger), the tax treatment and consequences described above would not apply, and non-U.S. holders would instead be subject to the rules described below under "—Taxable Sale of Common Shares." We believe that our common shares are, and will be at the effective time of the merger, regularly traded on an established securities market located in the United States within the meaning of applicable U.S. Treasury Regulations. Non-U.S. holders should consult their tax advisors regarding withholding tax considerations.

Taxable Sale of Common Shares

        Subject to the discussion above regarding distributions attributable to gain from the sale of USRPIs and the discussion below regarding backup withholding, a non-U.S. holder will generally not be subject to U.S. federal income tax or U.S. federal withholding tax on any gain or loss recognized on the receipt of cash in exchange for our common shares pursuant to the merger unless: (1) the gain is effectively connected with the non-U.S. holder's conduct of a trade or business in the United States, or, if an applicable income tax treaty applies, the gain is attributable to a permanent establishment maintained by the non-U.S. holder in the United States; (2) the non-U.S. holder is an individual present in the United States for 183 days or more in the taxable year of the merger and certain other requirements are met; or (3) such shares constitute USRPIs under FIRPTA.

        A non-U.S. holder whose gain is effectively connected with the conduct of a trade or business in the United States (or, if an applicable income tax treaty applies, is attributable to a permanent establishment maintained by the non-U.S. holder in the United States), generally will be subject to U.S. federal income tax on such gain on a net basis at the regular U.S. graduated rates in the same manner as a U.S. holder. In addition, a corporate non-U.S. holder may also, under certain circumstances, be subject to an additional branch profits tax.

        A non-U.S. holder who is an individual present in the United States for 183 days or more in the taxable year of the merger and who meets certain other requirements will be subject to a flat 30% tax on the gain derived from the merger, which may be offset by U.S. source capital losses of such non-U.S. holder, if any.

        If our common shares constitute a USRPI under FIRPTA, a non-U.S. holder would be subject to U.S. federal income tax on any gain or loss recognized on the receipt of cash in exchange for such common shares in the merger on a net basis at applicable U.S. graduated rates in the same manner as a U.S. holder, and such cash consideration may also be subject to the U.S. federal withholding tax under FIRPTA at a rate of 15%. A non-U.S. holder's common shares generally will not constitute a USRPI, and gain recognized by a non-U.S. holder upon receipt of cash in exchange for our common shares pursuant to the merger generally will not be subject to U.S. federal income or U.S. federal withholding tax under FIRPTA, if: (1) we are a "domestically controlled REIT," defined generally as a REIT in which, at all times during a specified testing period, less than 50% in value of the shares was held directly or indirectly by non-U.S. persons; or (2) our common shares are "regularly traded" (within the meaning of applicable U.S. Treasury Regulations) on an established securities market at the effective time of the merger (and the non-U.S. holder holds 10% or less of the total fair market value of such class of shares at all times during the shorter of (x) the five year period ending with the effective date of the merger and (y) the non-U.S. holder's holding period for the shares). We believe we are, and we expect to be at the effective time of the merger, a "domestically controlled REIT," but no assurances can be given that we are or will remain a domestically controlled REIT. In addition, we believe that our common shares are, and will be at the effective time of the merger, regularly traded on an established securities market (within the meaning of the applicable Treasury Regulation).

Consequences of the Merger to Holders of our Preferred Shares

        The redemption of our preferred shares will be treated as a taxable transaction. The U.S. federal income tax consequences of the redemption to holders of our preferred shares generally will be the same as the consequences to holders of our common shares described above with respect to the merger, except that the capital gain or loss recognized by a holder of our preferred shares will be measured by the difference between the amount of cash the holder receives in connection with the redemption of our preferred shares and such holder's adjusted tax basis in our preferred shares. Consistent with IRS Notice 2007-55 (described above), and without limiting any of the above discussion, 21% (or 20% to the extent provided in U.S. Treasury Regulations) of any cash received by a non-U.S. holder in the redemption, that is treated as a distribution attributable to gain from the deemed or actual sale of our USRPIs (which we expect to be a substantial portion of such cash), will be withheld and remitted to the IRS unless such holder qualifies for the 10% exception discussed above.

Information Reporting and Backup Withholding

        Information reporting and backup withholding (currently, at a rate of 24%) generally will apply to payments of cash made pursuant to the merger. Backup withholding will not apply, however, to a holder who (1) in the case of a U.S. holder, furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on a duly executed IRS Form W-9, (2) in the case of a non-U.S. holder, furnishes a duly executed, applicable IRS Form W-8, or (3) is otherwise exempt from backup withholding and complies with other applicable rules and certification requirements.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be claimed as a refund or a credit against such holder's U.S. federal income tax liability (if any) provided the required information is furnished to the IRS on a timely basis.

        This discussion of the material U.S. federal income tax consequences is for general information purposes only and is not tax advice. Holders of our common shares or preferred shares should consult their own tax advisors as to the specific tax consequences to them of the merger, including the effect of any federal, state, local, non-U.S. and other tax laws.

        Non-U.S. holders who hold, or have held during specified periods, directly, indirectly, or constructively, more than 10% of our outstanding common shares or more than 10% of our outstanding preferred shares generally are subject to special rules under FIRPTA. Such non-U.S. holders may be subject to tax on any gain recognized on the receipt of cash in exchange for their common shares or preferred shares pursuant to the merger or redemption, respectively, and withholding agents may withhold at a rate of up to 30% on such cash consideration. Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances, the procedures for claiming treaty benefits or otherwise establishing an exemption from U.S. withholding tax with respect to any portion of the cash consideration payable to them pursuant to the merger or in connection with the redemption, and the possible desirability of selling their shares (and considerations relating to the timing of any such sales).

Delisting and Deregistration of Our Common Shares and Preferred Shares

        If the merger is completed, our common shares and preferred shares will no longer be traded on the NYSE and will be deregistered under the Exchange Act.

 THE MERGER AGREEMENT

        The following summarizes the material provisions of the merger agreement. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. The summary of the material terms of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Exhibit A and which we incorporate by reference into this proxy statement. We recommend that you read the merger agreement attached to this proxy statement as Exhibit A carefully and in its entirety, as the rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.

        The merger agreement contains representations and warranties made by, and to, us, the Partnership, Parent, Merger Sub I and Merger Sub II. These representations and warranties, which are set forth in the copy of the merger agreement attached to this proxy statement as Exhibit A, were made for the purposes of negotiating and entering into the merger agreement between the parties, or may have been used for the purpose of allocating risk between the parties instead of establishing such matters as facts. In addition, these representations and warranties may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the merger agreement, were made as of specified dates, and may be subject to standards of materiality different from what may be viewed as material to our shareholders. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the merger agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement. You should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or its affiliates.

        As used in the summary of the material terms of the merger agreement below and elsewhere in this proxy statement, unless the context requires otherwise, references to our "subsidiaries" do not include certain joint venture entities in which we, directly or indirectly through our subsidiaries, own interests.

Structure

The Partnership Merger

        At the partnership merger effective time, Merger Sub II will be merged with and into the Partnership, the separate existence of Merger Sub II will cease, and the Partnership will be the surviving partnership in the partnership merger. At the partnership merger effective time, all the properties, rights, privileges, powers and franchises of the Partnership and Merger Sub II will vest in the Surviving Partnership, and all debts, liabilities, duties and obligations of the Partnership and Merger Sub II will become the debts, liabilities, duties and obligations of the Surviving Partnership.

The Merger

        At the merger effective time, the Company will be merged with and into Merger Sub I, the separate existence of the Company will cease and Merger Sub I will be the surviving entity in the merger, such that immediately following the merger, Parent will be the sole limited partner of the Surviving Company and BRE Glacier LLC, a wholly owned subsidiary of Parent, will be the sole general partner of the Surviving Company. At the merger effective time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub I will vest in the Surviving Company, and all debts, liabilities, duties and obligations of the Company and Merger Sub I will become the debts, liabilities, duties and obligations of the Surviving Company. Following the completion of the merger, our common shares and preferred shares will no longer be traded on the NYSE and will be deregistered under the Exchange Act.

Effective Times; Closing Date

        On the closing date, the Partnership and Merger Sub II will file a certificate of merger with the Secretary of State of the State of Delaware. The partnership merger will become effective at such time as the certificate of merger with respect to the partnership merger has been filed with the Secretary of State of the State of Delaware or on such other date and time as may be mutually agreed to by us and Parent and specified in the partnership merger certificate.

        On the closing date, Merger Sub I and the Company will file articles of merger with the State Department of Assessments and Taxation of Maryland and file a certificate of merger with the Secretary of State of the State of Delaware. The merger will become effective upon the later of the acceptance for record of the articles of merger with respect to the merger by the State Department of Assessments and Taxation of Maryland, the filing of the certificate of merger with respect to the merger with the Secretary of State of the State of Delaware, or on such other date and time as may be mutually agreed to by us and Parent and specified in the articles of merger and certificate of merger.

        Unless otherwise agreed in writing by the parties to the merger agreement, the partnership merger effective time and the merger effective time will occur on the closing date, with the merger effective time occurring immediately after the partnership merger effective time.

        In this proxy statement, we refer to the date on which the closing of the mergers occurs as the closing date. The closing of the mergers will take place on the third business day after satisfaction or waiver of the conditions to the mergers described under "—Conditions to the Mergers" (other than those conditions that by their nature are to be satisfied or waived at the closing of the mergers, but subject to the satisfaction or waiver of such conditions) or at such other date as may be mutually agreed to in writing by the parties to the merger agreement. However, Parent may on one or more occasions elect to delay the closing of the mergers to a date that is on or prior to October 10, 2018 by giving written notice to the Company (which we refer to as an extension notice) at least two business days immediately preceding the date that, but for such delivery of such extension notice, would have been the closing date. If Parent has delivered an extension notice, then Parent may, upon at least five business days' prior written notice to the Company, designate the closing date to occur on a business day occurring on or prior to October 10, 2018 (which we refer to as the designated closing date) (and, for the avoidance of doubt, Parent shall be entitled to provide one or more additional extension notices to delay the closing of the mergers to a date following such designated closing date that is on or prior to October 10, 2018, in which event the date specified in such additional extension notice(s) shall be the designated closing date). If, on the designated closing date, the conditions to the mergers described under "—Conditions to the Mergers" are not satisfied or waived (other than those conditions that by their nature are to be satisfied or waived at the closing of the mergers, but subject to the satisfaction or waiver of such conditions), then the closing of the mergers shall occur on the third business day following the satisfaction or waiver of the conditions to the mergers described under "—Conditions to the Mergers" (other than those conditions that by their nature are to be satisfied or waived at the closing of the mergers, but subject to the satisfaction or waiver of such conditions) or on such other date as may be mutually agreed to in writing by the parties to the merger agreement.

Organizational Documents

        At the merger effective time, the certificate of limited partnership and the limited partnership agreement of Merger Sub I, as in effect immediately prior to the merger effective time, will be the certificate of limited partnership and the limited partnership agreement, respectively, of the Surviving Company, until further amended in accordance with their respective terms or applicable law. The certificate of limited partnership of the Partnership, as amended and as in effect immediately prior to the partnership merger effective time, will be the certificate of limited partnership of the Surviving Partnership until amended on the closing date following the merger effective time in accordance with its terms and applicable law. The fourth amended and restated agreement of limited partnership of the Partnership, as further amended prior to the closing date as required by the merger agreement and as in effect immediately prior to the partnership merger effective time (which we refer to as the partnership agreement), will be the limited partnership agreement of the Surviving Partnership until further amended in accordance with its terms and applicable law.

Officers; General Partner and Limited Partners

        Following the partnership merger effective time and prior to the merger effective time, we will be the sole general partner and a limited partner of the Surviving Partnership. In the event that any of the holders of Class A partnership units elect to convert all or a portion of such holders' Class A partnership units into Series B preferred units, such holders of newly issued Series B preferred units will be additional limited partners of the Surviving Partnership immediately following the partnership merger effective time. If no holders of Class A partnership units elect to convert any Class A partnership units into Series B preferred units, a direct or indirect wholly owned subsidiary of Merger Sub I (designated by Parent prior to the partnership merger effective time) will be admitted as a limited partner of the Surviving Partnership immediately prior to the partnership merger effective time.

        Following the merger effective time, the Surviving Company will be the sole general partner of the Surviving Partnership, and BRE Glacier LLC will be the sole general partner of the Surviving Company. The officers of the Company immediately prior to the merger effective time will be the initial officers of the Surviving Company from and after the merger effective time.

Treatment of Common Shares, Preferred Shares and Equity Awards

Common Shares

        At the merger effective time, each of our common shares (other than (1) excluded shares, which will automatically be canceled and retired and will cease to exist with no consideration being delivered in exchange therefor, and (2) any of our common shares under a Company restricted share award) issued and outstanding immediately prior to the merger effective time will automatically be converted into the right to receive the merger consideration. If we declare a distribution reasonably necessary to maintain our status as a REIT under the Code or to avoid the payment of income or excise tax under the Code as permitted under the merger agreement, the merger consideration will be decreased by an amount equal to the per share amount of such distribution.

Preferred Shares

        Promptly following Parent's request after the date this proxy statement is mailed to our shareholders, we will deliver to the holders of record of our preferred shares a notice of redemption contemplated by the Series A Articles Supplementary. The redemption notice will be prepared by us, in form and substance reasonably satisfactory to Parent, and will state that each of our preferred shares held by such holder immediately prior to the merger effective time will be redeemed by us effective as of the closing date through the payment of the per preferred share redemption price. Such redemption will be subject to and conditioned upon the occurrence of the closing of the mergers. Prior to the merger effective time, Parent will deposit or cause to be deposited with the paying agent funds sufficient to pay the aggregate per preferred share redemption amount.

Restricted Share Awards

        Immediately prior to the merger effective time, each Company restricted share award that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company restricted share award immediately prior to the merger effective time multiplied by (2) the merger consideration, less any applicable withholding taxes.

Restricted Share Unit Awards

        Immediately prior to the merger effective time, each Company RSU award that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company RSU award immediately prior to the merger effective time multiplied by (2) the merger consideration, less any applicable withholding taxes.

Company Options

        Immediately prior to the merger effective time, each Company option that is outstanding immediately prior to the merger effective time will be cancelled in exchange for a cash payment in an amount equal to (1) the number of common shares subject to the Company option immediately prior to the merger effective time multiplied by (2) the excess (if any) of the merger consideration over the per share exercise price applicable to the Company option, less any applicable withholding taxes.

Company LTIP Units

        Each unvested Company LTIP unit that is outstanding on the business day prior to the partnership merger effective time will vest, without proration, pursuant to its terms on the business day prior to the closing date, and, with respect to the maximum number of vested Company LTIP units then eligible for conversion under the terms of the partnership agreement, we will exercise our right to convert each such vested Company LTIP unit (including those that vest on the business day prior to the closing date) into a Class A partnership unit immediately prior to the time at which the partnership merger becomes effective and be treated as a Class A partnership unit as described below.

Treatment of Interests in the Partnership

Class A Partnership Units

        In connection with the partnership merger, each Class A partnership unit issued and outstanding immediately prior to the partnership merger effective time (other than (1) Class A partnership units owned by the Company or any wholly owned subsidiary of the Company, which Class A partnership units will be unaffected by the partnership merger and will remain outstanding as partnership units of the Surviving Partnership held by the Company, and (2) Class A partnership units owned by Parent, Merger Sub II or any of their respective wholly owned subsidiaries, which will automatically be canceled and will cease to exist with no consideration being delivered in exchange therefor) will automatically be converted into, and canceled in exchange for, the right to receive the merger consideration. As discussed above, if we declare a distribution reasonably necessary to maintain our status as a REIT under the Code, or to avoid the payment of income or excise tax as permitted under the merger agreement, the merger consideration will be decreased by an amount equal to the per share amount of such distribution.

        Each "eligible" minority limited partner may elect to convert all or a portion of such minority limited partner's Class A partnership units (including Company LTIP units that will be converted, prior to the partnership merger effective time, into Class A partnership units as described above) into Series B preferred units on a one-for-one basis, without interest, on the terms to be described in election materials that will be separately sent to the minority limited partners. Minority limited partners will only be eligible to elect to convert their Class A partnership units (including Company LTIP units that will be converted, prior to the partnership merger effective time, into Class A partnership units as described above) into Series B preferred units in the Surviving Partnership if they (1) make a valid and timely election to receive Series B preferred units pursuant to the election materials that will be separately sent to such minority limited partners, (2) are "accredited investors" as defined under the U.S. securities laws and not "benefit plan investors" within the meaning of ERISA or other plan, account or arrangement (or entity whose assets constitute the assets of a plan, account or arrangement) that is subject to any laws or regulations that are similar to the fiduciary responsibility or prohibited transactions provisions of ERISA or the Code and (3) agree to be bound by the terms of a new limited partnership agreement of the Surviving Partnership. In addition, the issuance of such Series B preferred units must also be exempt from registration under the Securities Act and applicable state and foreign securities laws in order for minority limited partners to elect to receive such Series B preferred units in the Surviving Partnership. Minority limited partners who do not meet any of the requirements described above will only be entitled to receive the cash merger consideration in respect of their Class A partnership units (including Company LTIP units that will be converted, prior to the partnership merger effective time, into Class A partnership units as described above). As described above under the section captioned "The Mergers—Interests of Our Trustees and Executive Officers in the Mergers," certain of our trustees and executive officers beneficially own Class A partnership units and will be offered the opportunity to participate in this election. This proxy statement does not constitute any solicitation of consents in respect of the partnership merger, and does not constitute an offer to exchange or convert the Class A partnership units (including the Company LTIP units that will be converted, prior to the partnership merger effective time, into Class A partnership units as described above) that you may own for or into Series B preferred units in the Surviving Partnership.

        In general, Series B preferred units in the Surviving Partnership will have the following terms:

  •
  each Series B preferred unit will have a stated liquidation preference of $27.50 plus, if the mergers are consummated after October 15, 2018, a per diem amount of approximately $0.004 in cash for each day from and after such date until (but not including) the closing date; distributions of available cash when, as and if made by the Surviving Partnership will be payable on a quarterly basis, in preference to all holders of other classes of partnership interests in the Surviving Partnership, until each holder of Series B preferred units has received a cumulative return of 5.75% per annum on the stated liquidation preference, which we refer to as the preferred return;

  •
  upon liquidation of the Surviving Partnership, holders of Series B preferred units will be entitled to the liquidation preference plus any accrued but unpaid preferred return prior to any distributions being made on any other partnership interests in the Surviving Partnership;

  •
  each holder of Series B preferred units will be entitled to receive from the Surviving Partnership quarterly distributions of cash in amounts sufficient to enable such holders to pay, on a quarterly basis, U.S. federal, state and local income taxes arising from the allocations made (or estimated to be made) to such holder with respect to the cash distributions to such holder, to the extent that distributions otherwise paid to such holders in such quarter and prior quarters in such fiscal year are not sufficient for such holders to pay such taxes; the amount of such distributions will be set forth in a formula in the new limited partnership agreement of the Surviving Partnership; and any such distributions will reduce the amount of any accrued but unpaid distributions in respect of the preferred return;

  •
  commencing on the earlier of (1) the date the amount of "Total Capital" as reflected in the Surviving Partnership's unaudited consolidated balance sheet for a calendar quarter is less than $100 million (which we refer to as a total capital shortfall event) and (2) December 31, 2019 (or, if earlier, upon the Surviving Partnership becoming a subsidiary of any public REIT or upon the death of a holder of Series B preferred units), any holder of Series B preferred units may require the Surviving Partnership to redeem all or any portion of such holder's Series B preferred units for cash in an amount per Series B preferred unit equal to the liquidation preference plus any accrued and unpaid preferred return, provided that:

    o
    except in the case of a Total Capital shortfall event or the death of a holder of any Series B preferred units, such redemption right will be exercisable once per quarter during the first month of each fiscal quarter of the Surviving Partnership commencing January 2020; and

    o
    if the Surviving Company (or its direct or indirect parent) becomes a public REIT, the Surviving Company, as the general partner of the Surviving Partnership, will have the right to amend such redemption provisions to provide the public REIT the option to issue publicly traded stock in such public REIT to any redeeming holder who consents to such substitution with respect to such particular redemption in lieu of cash;

  •
  commencing on the fifth anniversary of the closing date, the Surviving Partnership will have the right, in its sole discretion, to redeem all or any portion of the Series B preferred units for cash in an amount per Series B preferred unit equal to the liquidation preference plus any accrued and unpaid preferred return (provided, that such right may not be exercised for less than all of the outstanding Series B preferred units if, after the exercise of such right, Series B preferred units with less than $5 million in aggregate liquidation preference would remain outstanding);

  •
  holders of Series B preferred units will have no voting rights or other consent rights in the Surviving Partnership, except that, so long as there are at least $5 million in aggregate liquidation preference of Series B preferred units outstanding, holders of a majority of the outstanding Series B preferred units must approve amendments to certain provisions of the Surviving Partnership's partnership agreement; and

  •
  the Surviving Partnership will, upon request, provide holders of Series B preferred units with unaudited quarterly and audited annual financial statements.

Partnership Preferred Units

        Effective as of the closing date, each of the Partnership's 7.125% Series A Cumulative Redeemable Preferred Units (which we refer to as partnership preferred units) held by us will be redeemed, subject to and conditioned upon the occurrence of the closing of the mergers and the redemption of our preferred shares.

General Partnership Interests

        At the partnership merger effective time, each Class A partnership unit outstanding immediately prior to the partnership merger effective time and owned by us will remain outstanding as a general partner interest of the Surviving Partnership. Following the merger effective time, the Surviving Company will be the general partner of the Surviving Partnership and will have such rights, duties and obligations as are more fully set forth in the partnership agreement of the Surviving Partnership, as amended and as further amended in accordance with the terms of the merger agreement.

No Further Ownership Rights

        At the merger effective time and the partnership merger effective time, as applicable, holders of our common shares and the holders of Class A partnership units, respectively, will cease to be, and will have no rights as, our shareholders or limited partners of the Partnership other than the right to receive the merger consideration, without interest or, in the case of holders of Class A partnership units that elect to convert their Class A partnership units into Series B preferred units, such Series B preferred units. The merger consideration paid and, if applicable, Series B preferred units delivered upon the surrender for exchange of certificates representing common shares or Class A partnership units will be deemed to have been paid or delivered, as the case may be, in full satisfaction of all rights and privileges pertaining to the common shares or Class A partnership units exchanged therefor.

Exchange and Payment Procedures

        On or before the partnership merger effective time, Parent will deposit, or cause to be deposited, with a paying agent reasonably satisfactory to us, for the benefit of the holders of our common shares and the Class A partnership units, the merger consideration and, if Parent directs the paying agent act as exchange agent with respect to the exchange of Class A partnership units for Series B preferred units, the Series B preferred units, less the merger consideration to be paid in respect of our equity awards as described in "—Treatment of Common Shares, Preferred Shares and Equity Awards" above (but including the merger consideration payable in respect of Class A partnership units upon conversion of Company LTIP units prior to the partnership merger effective time as described above). As soon as possible after the closing date (but in any event within five business days), the paying agent will mail to each holder of record of a certificate or certificates that, immediately prior to the merger effective time, represented outstanding common shares or that, immediately prior to the partnership merger effective time, represented applicable Class A partnership units, a letter of transmittal and instructions for use in effecting the surrender of the certificates or applicable Class A partnership units in exchange for the merger consideration or Series B preferred units, as applicable, to which the holder thereof is entitled. The letter of transmittal and instructions will tell you how to surrender your certificates representing common shares and any applicable Class A partnership units, as applicable, in exchange for the merger consideration or Series B preferred units, as applicable.

        Holders of book-entry common shares or book-entry Class A partnership units will not receive a letter of transmittal for their common shares or Class A partnership units from the paying agent. Instead, holders of such book-entry common shares or book-entry Class A partnership units will automatically be entitled to receive in exchange therefor the merger consideration or Series B preferred units, as applicable, to which the holder thereof is entitled.

        Upon surrender of a certificate that previously represented common shares or applicable Class A partnership units to the paying agent, together with a letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may be reasonably be required by the paying agent, the holder of such certificate will be entitled to receive the merger consideration or Series B preferred units, as applicable, payable in respect of the shares of our common shares or applicable Class A partnership units previously represented by such certificate. The merger consideration may be paid and Series B preferred units may be delivered to a person other than the person in whose name the certificate so surrendered is registered in our and the Partnership's transfer records, if any such certificate is properly endorsed or otherwise in proper form for transfer and the person requesting such payment pays any transfer or other taxes or establishes to the reasonable satisfaction of Parent that such tax has been paid or is not applicable.

        No interest will be paid or will accrue on any cash payable upon surrender of any certificate. The Company, the Surviving Company, the Surviving Partnership or the paying agent, as applicable, will be entitled to deduct and withhold from any amounts otherwise payable pursuant to the merger agreement to any person such amounts as it is required to deduct and withhold with respect to the making of such payment (and, with respect to our equity awards, the vesting, cancellation or redemption of such equity awards, as applicable) under the Code, and the rules and regulations promulgated thereunder, or any provision of state, local or foreign tax law, and such amounts deducted or withheld shall be treated as having been paid to the person in respect of which deduction or withholding was made.

        On the closing date, the share transfer books of the Company and the unit transfer books of the Partnership will be closed and thereafter there will be no further registration of transfers of common shares or Class A partnership units.

        None of Parent, Merger Sub I, the Surviving Company, the Partnership, Merger Sub II, the Surviving Partnership, the Company or the paying agent, or any employee, officer, trustee, director, agent or affiliate thereof, will be liable to any person in respect of any merger consideration or Series B preferred units delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

        Any portion of the merger consideration and Series B preferred units which remains undistributed to the holders of the certificates or the holders of any common shares or Class A partnership units held in book-entry for twelve months after the closing date will be delivered to the Surviving Company, and any holders of our common shares or Class A partnership units prior to the merger effective time or partnership merger effective time, as applicable, who have not theretofore complied with the exchange and payment procedures contained in the merger agreement must look only to the Surviving Company and only as general creditors thereof for payment of the merger consideration or Series B preferred units, as applicable.

        If any certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed to the reasonable satisfaction of Parent and the paying agent and the taking of such other actions as may be reasonably requested by the paying agent, the paying agent will issue, in exchange for such lost, stolen or destroyed certificate, the merger consideration or Series B preferred units, as applicable, pursuant to the merger agreement.

Representations and Warranties

        We and the Partnership, jointly and severally, have made customary representations and warranties in the merger agreement that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement or in the disclosure schedules delivered in connection therewith. These representations and warranties relate to, among other things:

  •
  the organization, valid existence, good standing, qualification to do business and power and authority to own, lease and operate its properties and assets and to carry on the businesses of each of us, the Partnership and our subsidiaries;

  •
  our declaration of trust and bylaws and the similar organizational documents of the Partnership;

  •
  the capital structure and indebtedness of, and the absence of restrictions or encumbrances with respect to the equity interests of each of us, the Partnership and our subsidiaries;

  •
  our and the Partnership's power and authority to execute and deliver the merger agreement, and, subject to the approval of our common shareholders, to consummate the transactions contemplated by the merger agreement;

  •
  the enforceability of the merger agreement against us and the Partnership;

  •
  the absence of conflicts with, or violations of, laws or organizational documents and the absence of any consents under, conflicts with or defaults under contracts to which we, the Partnership or any of our subsidiaries is a party, in each case as a result of us executing, delivering and performing under or consummating the transactions contemplated by, the merger agreement;

  •
  approvals of, filings with, or notices to, governmental entities required in connection with entering into, performing under or consummating the transactions contemplated by, the merger agreement;

  •
  our and the Partnership's SEC filings since January 1, 2016 and the financial statements contained in those filings;

  •
  our internal controls over financial reporting and the disclosure controls and procedures;

  •
  the accuracy of the information supplied by us in this proxy statement;

  •
  the absence of any material adverse effect (as discussed below) and certain other changes and events since December 31, 2017;

  •
  the absence of liabilities required to be recorded on a balance sheet under GAAP since December 31, 2017;

  •
  possession of all permits necessary for us and our subsidiaries to own, lease and operate our and our subsidiaries' properties and assets and to carry on and operate our and our subsidiaries' businesses as currently conducted, the absence of a failure by us or our subsidiaries to comply with such permits, and the conduct by us and our subsidiaries of our and our subsidiaries' businesses in compliance with applicable laws;

  •
  our and our subsidiaries' compliance with laws, including the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder;

  •
  the absence of any suit, claim, action, investigation or proceeding against us or our subsidiaries;

  •
  our and our subsidiaries' employee benefit plans;

  •
  labor matters affecting us and our subsidiaries;

  •
  tax matters affecting us and our subsidiaries;

  •
  real property owned and leased by us and our subsidiaries; our and our subsidiaries' ground leases, leases, space leases, development projects, participation agreements and joint venture agreements;

  •
  environmental matters affecting us and our subsidiaries;

  •
  intellectual property used by, owned by or licensed by us and our subsidiaries;

  •
  our and our subsidiaries' material contracts and the absence of any breach of or default under the terms of any material contract;

  •
  the receipt by our board of trustees of a fairness opinion from Morgan Stanley, to the effect that, as of the date of such fairness opinion, the merger consideration to be received by the holders of our common shares is fair, from a financial point of view, to such holders;

  •
  the exemption of the mergers and the merger agreement from the requirements of any moratorium, control share, fair price, affiliate transaction, business combination or other takeover laws and regulations, including in the Maryland REIT Law, the Maryland General Corporation Law or the Delaware Revised Uniform Limited Partnership Act;

  •
  the vote of our common shareholders required in connection with the approval of the merger and the other transactions contemplated by the merger agreement and the approval of us as the general partner of the Partnership;

  •
  our and our subsidiaries' insurance policies;

  •
  our and our subsidiaries' status under the Investment Company Act of 1940, as amended; and

  •
  the absence of any broker's or finder's fees, other than those payable to our financial advisors, in connection with the transactions contemplated by the merger agreement.

        Many of our representations and warranties are qualified by the concept of a "material adverse effect." Under the terms of the merger agreement, a material adverse effect means any change, event, state of facts or development that has had or would reasonably be expected to have a material adverse effect on (1) the business, financial condition, assets or continuing results of operations of us and our subsidiaries, taken as a whole, or (2) the ability of us or the Partnership to consummate the mergers before November 6, 2018; provided, however, that in the case of clause (1), no change, event, state of facts or development resulting from any of the following shall be deemed to be or taken into account in determining whether there has been or will be, a "material adverse effect":

  •
  the entry into or the announcement, pendency or performance of the merger agreement or the transactions contemplated by the merger agreement, including (i) the identity of Parent and its affiliates, (ii) by reason of any communication by Parent or any of its affiliates regarding the plans or intentions of Parent with respect to the conduct of our and our subsidiaries' business following the merger effective time, (iii) the failure to obtain any third party consent in connection with the transactions contemplated thereby and (iv) the impact of any of the foregoing on any relationships with customers, suppliers, vendors, business partners, employees or any other person;

  •
  any change, event or development in or affecting financial, economic, social or political conditions generally or the securities, credit or financial markets in general, including interest rates or exchange rates, or any changes therein, in the United States or other countries in which we or our subsidiaries conduct operations or any change, event or development generally affecting the industries in which we and our subsidiaries operate;

  •
  any change in the market price or trading volume of our equity securities or of our or our subsidiaries' equity or credit ratings or our or our subsidiaries' ratings outlook by any applicable rating agency; provided, however, that the exception in this bullet point shall not prevent the underlying facts giving rise or contributing to such change, if not otherwise excluded from the definition of material adverse effect, from being taken into account in determining whether a material adverse effect has occurred;

  •
  the suspension of trading in securities generally on the New York Stock Exchange;

  •
  any adoption, implementation, proposal or change after the date of the merger agreement in any applicable law or GAAP or interpretation of any of the foregoing;

  •
  any action taken or not taken to which Parent has consented in writing;

  •
  any action expressly required to be taken by the merger agreement or taken at the request of Parent;

  •
  the failure of us or our subsidiaries to meet any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period ending on or after the date of the merger agreement; provided, however, that the exception in this bullet point shall not prevent the underlying facts giving rise or contributing to such failure, if not otherwise excluded from the definition of material adverse effect, from being taken into account in determining whether a material adverse effect has occurred; and provided, further, that this bullet point shall not be construed as implying that we are making any representation or warranty with respect to any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period;

  •
  the commencement, occurrence, continuation or escalation of any war, armed hostilities or acts of terrorism;

  •
  any actions or claims made or brought by any of our or our subsidiaries' current or former shareholders or equityholders (or on their behalf or on behalf of us or our subsidiaries, but in any event only in their capacities as current or former shareholders or equityholders) arising out of the merger agreement or the mergers; or

  •
  the existence, occurrence or continuation of any force majeure events, including any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity;

provided, that (1) with respect to the exceptions set forth in the second, fifth, ninth and eleventh bullet points above, such changes, events, state of facts or developments may be taken into account to the extent they disproportionately adversely affect us and our subsidiaries, taken as a whole, compared to other companies operating in the United States in the industries in which we and our subsidiaries operate and (2) the first and tenth bullet points above do not apply to the references to material adverse effect in certain representations and warranties.

        The merger agreement also contains customary representations and warranties made, jointly and severally, by Parent, Merger Sub I and Merger Sub II that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement. These representations and warranties relate to, among other things:

  •
  their organization, valid existence, good standing, qualification to do business and power and authority to own, lease and operate its properties and assets and to carry on their businesses;

  •
  their power and authority to execute and deliver the merger agreement and to consummate the transactions contemplated by the merger agreement;

  •
  the enforceability of the merger agreement against them;

  •
  the absence of conflicts with, or violations of, laws or organizational or governing documents and the absence of any consents under, conflicts with or defaults under contracts to which they are a party, in each case as a result of them executing, delivering and performing under or consummating the transactions contemplated by, the merger agreement;

  •
  approvals of, filings with, or notices to, governmental entities required in connection with entering into, performing under or consummating the transactions contemplated by, the merger agreement;

  •
  the absence of any suit, claim, action or proceeding against them which would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated by the merger agreement;

  •
  no broker, finder or investment banker being entitled to any brokerage, finder's or other fee or commission payable by us or any of our affiliates or us or our affiliates' respective shareholders in connection with the mergers based upon arrangements made by and on behalf of them;

  •
  the accuracy of the information supplied by them in this proxy statement;

  •
  the ownership of Merger Sub I and Merger Sub II and absence of prior conduct of activities or business of Merger Sub I and Merger Sub II;

  •
  the equity commitment letter made available by Parent to us (including the enforceability thereof) and, assuming that the equity funding is provided in accordance with the equity commitment letter, the accuracy of the representations and warranties under the merger agreement and the performance by us and the Partnership in all material respects of our obligations under the merger agreement, that at the closing Parent will have sufficient cash on hand to consummate the transactions contemplated by the merger agreement and satisfy all of its obligations under the merger agreement including the payment of the merger consideration, any fees and expenses, any payments in respect of equity compensation obligations required to be made in connection with the mergers, and any repayment or refinancing of any outstanding indebtedness of Parent, the Company and their respective subsidiaries required in connection therewith;

  •
  the guaranty executed by the Sponsor;

  •
  the solvency of the Surviving Company and each of its subsidiaries, including the Surviving Partnership, immediately following the merger effective time and after giving effect to all of the transactions contemplated by the merger agreement; and

  •
  the absence of any contract with any bank or investment bank or other potential provider of debt or equity financing on an exclusive basis in connection with any transaction involving us or the Partnership (or otherwise on terms that would prohibit such provider from providing or seeking to provide such financing to any third party in connection with a transaction relating to us or our subsidiaries).

The representations and warranties of each of the parties to the merger agreement will expire upon the closing of the mergers.

Conduct of Our Business Pending the Mergers

        Under the merger agreement, we have agreed that, subject to certain exceptions in the merger agreement and the disclosure schedules delivered in connection therewith, between the date of the merger agreement and the earlier of the closing date and the termination of the merger agreement in accordance with its terms (which period we refer to as the interim period), we will, and will cause our subsidiaries to, in all material respects, use commercially reasonable efforts:

  •
  to carry on our and our subsidiaries' respective businesses in the ordinary course of business, consistent with the certain budgets that we have provided to Parent and past practice;

  •
  to maintain and preserve substantially intact our and our subsidiaries' current business organizations;

  •
  to retain the services of our and our subsidiaries' respective current officers and key employees;

  •
  to preserve our and our subsidiaries' goodwill and relationships with tenants and others having business dealings with us and our subsidiaries; and

  •
  to preserve our and our subsidiaries' assets and properties in good repair and condition (normal wear and tear excepted).

        We have also agreed that during the interim period, subject to certain exceptions set forth in the merger agreement and the disclosure schedules delivered in connection therewith or unless Parent consents in writing (which consent may not be unreasonably withheld, delayed or conditioned), we and our subsidiaries will not, among other things:

  •
  amend our or the Partnership's organizational documents, or, other than in the ordinary course of business consistent with past practice, our other wholly owned subsidiaries' organizational documents;

  •
  authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver any shares of any class, partnership interests or any equity equivalents (including any share options or share appreciation rights) or any other securities convertible into or exchangeable for any shares, partnership interests or any equity equivalents (including any share options or share appreciation rights), except for the issuance or sale of our common shares (1) pursuant to the exercise or vesting or redemption of our equity awards outstanding on the date of the merger agreement or issuances pursuant to our 2017 employee stock purchase plan in accordance with the merger agreement or (2) issuable upon exchange or redemption of units of partnership interest in the Partnership in accordance with the terms of the partnership agreement;

  •
  split, combine or reclassify any of our or any of our subsidiaries' share capital, partnership interests or other equity interests;

  •
  authorize, declare, set aside or pay any dividend or other distribution in respect of our or our subsidiaries' share capital, partnership interests or other equity interests or make any actual, constructive or deemed distribution in respect of any shares of our or our subsidiaries' share capital, partnership interests or other equity interests or otherwise make any payments to equityholders in their capacity as such, except (1) for distributions reasonably necessary to maintain our status as a REIT under the Code or to avoid the payment of income or excise tax, which distributions will result in a reduction of the merger consideration as described under "—Treatment of Common Shares, Preferred Shares and Equity Awards—Common Shares," (2) for the payment of dividends or distributions declared prior to the date of the merger agreement, (3) for the declaration and payment in the ordinary course of business of regular quarterly cash dividends or other distributions on the preferred shares and partnership preferred units in an amount not to exceed a quarterly rate of (x) $0.44531 per preferred share and (y) $0.44531 per partnership preferred unit, (4) the payment of dividends earned but not yet paid as of the date of the merger agreement to holders of LTIP Units under certain of our equity plans, (5) in transactions between us and one or more of our wholly owned subsidiaries or solely between our wholly owned subsidiaries, or (6) for distributions by any of our subsidiaries that is not wholly owned, directly or indirectly, by us, in accordance with the requirements of the organizational documents of such subsidiary;

  •
  redeem, repurchase or otherwise acquire, directly or indirectly, any of our or our subsidiaries' securities or any securities of any of our or our subsidiaries' subsidiaries, except as may be required by our declaration of trust or the partnership agreement, the withholding of our common shares from an equity award or acquisition of our common shares from a holder of an equity award, in each case, in satisfaction of tax withholding obligations or in payment of the applicable exercise price in accordance with the terms of our applicable equity plan, or as may be reasonably necessary for us to maintain our status as a REIT under the Code or avoid the payment of any income or excise tax;

  •
  enter into any contract with respect to the voting or registration of any capital share or equity interest of us or our subsidiaries;

  •
  authorize, recommend, propose or announce an intention to adopt or effect, or adopt or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, conversion, restructuring, recapitalization or other reorganization;

  •
  incur, assume, refinance or guarantee any indebtedness for borrowed money or issue any debt securities, or assume or guarantee any indebtedness for borrowed money of any person, except (1) for borrowings and guarantees under existing loan documents in the ordinary course of business consistent with past practice, (2) in connection with certain allowed acquisitions of any interest in any person or any assets, real property, personal property, equipment, business or other rights (subject to certain requirements, as described below), provided that any indebtedness shall be prepayable at any time without penalty or premium, or (3) indebtedness in an amount not to exceed $10,000,000 in the aggregate and is not secured, directly or indirectly, by any of our real property, provided that any indebtedness shall be prepayable at any time without penalty or premium;

  •
  prepay, refinance or amend any indebtedness, except for (1) repayments under our existing credit facilities in the ordinary course of business consistent with past practice (specifically excluding the loans secured, directly or indirectly, by any of our real property), and (2) mandatory payments under the terms of any indebtedness in accordance with its terms;

  •
  make loans, advances or capital contributions to or investments in any person (other than as required by any joint venture agreement or as otherwise permitted under the merger agreement);

  •
  create or suffer to exist any material lien (other than certain permitted liens) on shares of stock, partnership interests or other equity interests of any of our subsidiaries;

  •
  enter into, adopt, amend or terminate any company employee benefit plan;

  •
  enter into, adopt, amend or terminate any agreement, arrangement, plan or policy between us or any of our subsidiaries and one or more of our or our subsidiaries' (1) employees with an annual base salary of $150,000 or above or (2) trustees;

  •
  increase in any manner the compensation or fringe benefits of any employee, officer or trustee, except for increases or payments in the ordinary course of business consistent with past practice with respect to any employees with an annual base salary below $150,000;

  •
  grant to any officer, trustee, director or employee the right to receive any new severance, change of control or termination pay or termination benefits or any increase in the right to receive any severance, change of control or termination pay or termination benefits;

  •
  enter into any new employment, loan, retention, consulting, indemnification, change-in-control, termination or similar agreement, except in the ordinary course of business consistent with past practice with respect to any employee with an annual base salary below $150,000;

  •
  grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or company employee benefit plan (including the grant of stock options, stock appreciation rights, stock-based or stock-related awards, performance units or restricted stock, or long-term incentive units);

  •
  hire any new employee, other than with respect to employees with prospective total compensation of not more than $150,000;

  •
  take any action to fund, accelerate or in any way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or company employee benefit plan;

  •
  other than in the ordinary course of business, sell, transfer, assign, dispose of, pledge or encumber (other than certain permitted liens) any of our or our subsidiaries' material personal property, equipment or assets (other than as provided in the merger agreement);

  •
  sell, transfer, ground lease, dispose of, pledge, or encumber (other than certain permitted liens) any real property (including our real property) other than execution of easements, covenants, rights of way, restrictions and other similar instruments in the ordinary course of business that, individually or in the aggregate, would not reasonably be expected to materially impair the existing use, operation or value of, the property or asset affected by the applicable instrument, except in connection with the incurrence of any indebtedness permitted to be incurred by the Company pursuant to the merger agreement;

  •
  make any material change to any financial accounting policies or financial accounting procedures that would materially affect the consolidated assets, liabilities or results of operations of us or any of our subsidiaries, except as may be required as a result of a change in law or in GAAP or statutory or regulatory accounting rules or interpretations with respect thereto or any governmental entity or quasi-governmental entity;

  •
  acquire any interest in any person (or equity interests thereof) or any assets, real property, personal property, equipment, business or other rights, other than (1) acquisitions of personal property (and not real property) in the ordinary course of business consistent with past practice for consideration that does not exceed $5,000,000 individually or in the aggregate and (2) acquisitions of assets or real property pursuant to certain specified contracts;

  •
  file any material tax return that is materially inconsistent with a previously filed tax return of the same type for a prior taxable period (taking into account any amendments), make or change any material tax election, settle or compromise any material tax claim or assessment by any governmental entity, change any accounting method with respect to taxes, enter into any closing agreement with a taxing authority, surrender any right to claim a refund of a material amount of taxes or consent (other than in the ordinary course of business) to any extension or waiver of the limitation period applicable to any material tax claim or assessment (except, in each case, unless we reasonably determine, after prior consultation with Parent, that such action is required by law or necessary to preserve our status as a REIT or to preserve the status of any of our subsidiaries as a REIT, partnership, disregarded entity, taxable REIT subsidiary or qualified REIT subsidiary for U.S. federal income tax purposes);

  •
  settle or compromise any claim, suit or proceeding against us or any of our subsidiaries (or for which we or any of our subsidiaries would be financially responsible) (other than claims, suits or proceedings with respect to taxes), except for (1) settlements or compromises providing solely for payment of amounts less than $2,000,000 individually, or $5,000,000 in the aggregate, or (2) claims, suits or proceedings arising from the ordinary course of our operations involving collection matters or personal injury which are fully covered by adequate insurance (subject to customary deductibles);

  •
  enter into any new line of business;

  •
  (1) amend in any material respect or terminate, or waive compliance with the material terms of or material breaches under, or assign, or renew or extend (except as may be required under the terms thereof), any material space lease or material company lease, (2) amend or terminate, or waive compliance with the terms of or breaches under, or assign, or renew or extend (except as may be required by the terms thereof) any other material contract or (3) enter into any new material contract, agreement or arrangement, provided that Parent shall be deemed to have given its written consent to such actions (subject to certain specified exceptions) if Parent fails to respond to our written request for approval of any such action within 48 hours of receipt of any such request;

  •
  make, enter into any contract for, or otherwise commit to any capital expenditures or development expenditures on, relating to, or adjacent to any of our real property, except for (1) capital expenditures and development expenditures required by law, (2) emergency capital expenditures and development expenditures in any amount that we determine is necessary in our reasonable judgment to maintain our ability to operate our businesses in the ordinary course, (3) capital expenditures up to certain specified thresholds subject to a budget, (4) development expenditures up to certain specified thresholders subject to a budget and (5) capital expenditures and development expenditures in any amount not exceeding $3,000,000 in the aggregate;

  •
  initiate or consent to any material zoning reclassification of any of our real property or any material change to any approved site plan (in each case, that is material to our real property or plan, as applicable), special use permit or other land use entitlement affecting any of our material real property in any material respect;

  •
  amend, modify or terminate, or authorize any person to amend, modify, terminate or allow to lapse, any material company permit;

  •
  fail to use commercially reasonable efforts to maintain in full force and effect our or our subsidiaries' existing insurance policies or to replace our insurance policies with comparable insurance policies covering us and our subsidiaries and our and our subsidiaries' respective properties, assets and businesses (including real property);

  •
  enter into, amend or modify any tax protection agreement, or take any action or fail to take any action that would violate or be inconsistent with any tax protection agreement or otherwise give rise to a material liability with respect thereto; and

  •
  authorize or enter into any contract or arrangement to do any of the actions described in the foregoing bullet points.

Shareholders' Meeting

        Under the merger agreement, we are required, as soon as reasonably practicable following the date that this proxy statement is cleared by the SEC for mailing to our common shareholders, to duly call, give notice of, convene and hold a meeting of the holders of our common shares for the purpose of seeking shareholder approval of the merger and the other transactions contemplated by the merger agreement, which we refer to as the special meeting. We are required to (1) through our board of trustees, recommend to holders of our common shares that they vote in favor of the merger so that we may obtain the approval the merger and the other transactions contemplated by the merger agreement and (2) use our reasonable best efforts to solicit approval of the merger and the other transactions contemplated by the merger agreement by our common shareholders (including by soliciting proxies from our shareholders), except in each case to the extent that our board of trustees has effected an adverse recommendation change, as permitted by and determined in accordance with the provisions described below under "—Restriction on Solicitation of Company Acquisition Proposals." Unless the merger agreement is terminated in accordance with its terms, we are prohibited from submitting to the vote of our shareholders any company acquisition proposal.

        For purposes of the merger agreement, "company acquisition proposal" means any inquiry, offer or proposal from any person or "group" (as defined in Section 13(d)(3) of the Exchange Act) regarding any of the following (other than the mergers) involving any of us, the Partnership or our respective subsidiaries:

  •
  any merger, consolidation, share exchange, recapitalization, dissolution, liquidation, business combination or other similar transaction involving us or the Partnership;

  •
  any sale, lease, exchange, mortgage, pledge, transfer or other disposition, directly or indirectly, by merger, consolidation, sale of equity interests, share exchange, joint venture, business combination or otherwise, of 15% or more of the consolidated assets of us, the Partnership and our other subsidiaries, taken as a whole (as determined on a book-value basis (including indebtedness secured solely by such assets)), in a single transaction or series of related transactions;

  •
  any issue, sale or other disposition (including by way of merger, consolidation, sale of equity interests, share exchange, joint venture, business combination or otherwise) of securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 15% or more of our voting power or 15% or more of the equity interests or general partner interests in the Partnership;

  •
  any tender offer or exchange offer for 15% or more of any class of our equity securities or 15% or more of the equity interests or general partner interests in the Partnership or the filing of a registration statement under the Securities Act in connection therewith;

  •
  any other transaction or series of related transactions pursuant to which any third party proposes to acquire control of our or the Partnership's and our respective subsidiaries' assets having a fair market value equal to or greater than 15% of the fair market value of all of our, the

    Partnership's and our respective subsidiaries' assets, taken as a whole, immediately prior to such transaction; or

  •
  any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

        Notwithstanding anything to the contrary contained in the merger agreement, we may adjourn or postpone the special meeting:

  •
  after consultation with Parent, to the extent necessary to ensure that any required supplement or amendment to this proxy statement is provided to our shareholders within a reasonable amount of time in advance of a vote on the merger and the other transactions contemplated by the merger agreement; or

  •
  after consultation with Parent, if additional time is reasonably required to solicit proxies in favor of the approval of the merger, provided that, in the case of this second bullet point, without the written consent of Parent, in no event will the special meeting (as so postponed or adjourned) be held on a date that is more than 30 days after the date for which the special meeting was originally scheduled.

Under the merger agreement, we must call, give notice of, convene and hold the special meeting and mail this proxy statement to our shareholders without regard to an adverse recommendation change, unless the merger agreement has been terminated in accordance with its terms.

Agreement to Take Certain Actions

        Subject to the terms and conditions of the merger agreement, each party to the merger agreement has agreed to use its reasonable best efforts to consummate the mergers and to cause to be satisfied all conditions precedent to its obligations under the merger agreement, including, consistent with the foregoing,

  •
  preparing and filing as promptly as practicable with the objective of being in a position to consummate the mergers as promptly as practicable following the date of the special meeting, all documentation to effect all necessary or advisable applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, rulings, authorizations and clearances necessary or advisable to be obtained from any governmental entity or third party in connection with the transactions contemplated by the merger agreement, including any that are required to be obtained under any federal, state or local law or contract to which we or our subsidiaries are a party or by which any of our or our subsidiaries' properties or assets are bound;

  •
  defending all lawsuits or other legal proceedings against us or our affiliates relating to or challenging the merger agreement or the consummation of the mergers; and

  •
  effecting all necessary or advisable registrations and other filings required under the Exchange Act or any other federal, state or local law relating to the mergers.

        Neither we nor our subsidiaries will be permitted to pay or commit to pay to any non-governmental third party any cash or other consideration, make any commitment or incur any liability or other obligation in connection with obtaining any required consent in connection with the transactions contemplated by the merger agreement from any such non-governmental third party unless Parent has provided its prior written consent. In addition, none of Parent or any of its affiliates will be required to pay or commit to pay to such non-governmental third party whose approval or consent is being solicited in connection with the transactions contemplated by the merger agreement any cash or other consideration, make any commitment or incur any liability or other obligations in connection with obtaining any approval or consent from any such non-governmental third party.

        In addition, in the event that any party fails to obtain any non-governmental third-party consent, the parties to the merger agreement will use commercially reasonable efforts to minimize any adverse effect upon us and Parent and our and their respective affiliates and businesses resulting, or which would reasonably be expected to result, after the partnership merger effective time, from the failure to obtain such non-governmental third-party consent.

        Each party to the merger agreement has agreed to keep the other parties reasonably informed regarding any lawsuit or other legal proceeding relating to or challenging the merger agreement or the consummation of the mergers unless doing so would, in the reasonable judgment of such party, jeopardize any of our or our subsidiaries' privilege with respect thereto. We will promptly advise Parent in writing of the initiation of and any material developments regarding, and will reasonably consult with and permit Parent and its representatives to participate in the defense, negotiations or settlement of, any such lawsuit or other such legal proceeding, and we will give consideration to Parent's advice with respect to such lawsuit or other such legal proceeding. We will not, and will not permit any of our subsidiaries nor any of our or our subsidiaries' representatives to, compromise or settle any such lawsuit or other legal proceeding or consent thereto unless Parent otherwise consents in writing (which will not be unreasonably withheld, conditioned or delayed).

Restriction on Solicitation of Company Acquisition Proposals

        We have agreed that, from and after the date of the merger agreement, except as permitted by certain exceptions described below, we will, and will cause each of our subsidiaries and our and our subsidiaries' officers, trustees and directors to, and will direct our and our subsidiaries' partners, managers, officers, employees, consultants, advisors (including counsel, accountants, investment bankers, experts, consultants and financial advisors), agents and other representatives to, immediately cease any solicitations, discussions, negotiations or communications with any person that may ongoing with respect to any company acquisition proposal.

        We have further agreed that, from the date of the merger agreement until the earlier of the partnership merger effective time and the termination of the merger agreement in accordance with its terms and subject to the provisions described below, we will not, and we will cause our subsidiaries and our and our subsidiaries' officers, trustees and directors not to, and will not authorize and will use commercially reasonable efforts to cause our and our subsidiaries' partners, managers, officers, employees, consultants, advisors (including counsel, accountants, investment bankers, experts, consultants and financial advisors), agents and other representatives not to, directly or indirectly through another person:

  •
  solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer, request or proposal that constitutes, or could reasonably be expected to lead to, a company acquisition proposal (which we refer to as an inquiry);

  •
  engage in any discussions or negotiations regarding, or furnish to any third party any non-public information in connection with, or knowingly facilitate in any way any effort by, any third party in furtherance of any company acquisition proposal or inquiry;

  •
  approve or recommend a company acquisition proposal;

  •
  enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to a company acquisition proposal or requiring us or the Partnership to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement; or

  •
  propose or agree to do any of the foregoing.

        Prior to the approval of the merger and the other transactions contemplated by the merger agreement by our common shareholders and subject to our compliance with the provisions described above under "—Restriction on Solicitation of Company Acquisition Proposals," if we receive an unsolicited written bona fide company acquisition proposal after the date of the merger agreement by a third party that did not result from a breach of the obligations described above under "—Restriction on Solicitation of Company Acquisition Proposals," if our board of trustees determines in good faith, after consultation with its outside legal counsel and financial advisors, that such company acquisition proposal constitutes or could reasonably be expected to lead to a superior proposal, we or our subsidiaries may:

  •
  furnish non-public information to such third party (and such third party's representatives) if, prior to furnishing such information, we receive from the third party an executed confidentiality agreement (which we refer to as an acceptable confidentiality agreement) on terms no more favorable in any material respect to such persons than our existing confidentiality agreement with Blackstone Real Estate Advisors L.P. (taking into account any consents or waivers provided thereunder to allow the disclosure of information to financing sources and/or teaming arrangements) and any non-public information concerning us or any of our subsidiaries that is provided to such third party (or its representatives) shall, to the extent not previously provided to Parent, be provided to Parent as promptly as practicable after providing it to such third party (and in any event within 48 hours thereafter); and

  •
  engage in discussions or negotiations with such third party (and such third party's representatives) with respect to the company acquisition proposal.

        We will notify Parent promptly (but in no event later than 48 hours) after receipt of any company acquisition proposal or any request for non-public information regarding us or any of our subsidiaries by any third party that informs us that it is considering making, or has made, a company acquisition proposal, or any other inquiry from any person seeking to have discussions or negotiations with us regarding a possible company acquisition proposal. Such notice will be made in writing and shall identify the person making such company acquisition proposal or inquiry and indicate the material terms and conditions of any company acquisition proposals or inquiries, to the extent known (including, if applicable, providing copies of any written company acquisition proposals or inquiries and any proposed agreements related thereto, which may be redacted to the extent necessary to protect confidential information of the business or operations of the person making such company acquisition proposal or inquiry). We will also promptly, and in any event within 48 hours, notify Parent in writing if we enter into discussions or negotiations concerning any company acquisition proposal or provide nonpublic information to any person, notify Parent of any change to the financial and other material terms and conditions of any company acquisition proposal and otherwise keep Parent reasonably informed of the status and terms of any company acquisition proposal or inquiry on a reasonably current basis, including by providing a copy of all written proposals, offers, drafts of proposed agreements or correspondence relating thereto. Neither we nor any of our subsidiaries may, after the date of the merger agreement, enter into any confidentiality or similar agreement that would prohibit us from providing such information to Parent.

        For purposes of the merger agreement, "superior proposal" means a bona fide written company acquisition proposal (except that each reference to "15%" in the definition of "company acquisition proposal" will be replaced by "50%") made by a third party on terms that our board of trustees determines in good faith, after consultation with our outside legal counsel and financial advisors, (1) would result, if consummated, in a transaction that is more favorable to our shareholders (solely in their capacity as such) from a financial point of view than the merger and (2) is reasonably likely to be consummated, after taking into account the financial, legal, regulatory and any other aspects of such proposal, the likelihood and timing of consummation (as compared to the merger) and any changes to the terms of the merger agreement proposed by Parent and any other information provided by Parent.

        In addition, the merger agreement provides that we may not, nor may we permit any of our subsidiaries to, terminate, waive, amend or modify any provision of any standstill or confidentiality agreement to which we or any of our subsidiaries is a party, except solely to allow the applicable party to make a non-public company acquisition proposal to our board of trustees or to allow the disclosure of information to financing sources and/or teaming arrangements. The merger agreement also provides that neither we nor our board of trustees will take any actions to exempt any person from the "Common Share Ownership Limit" or the "Preferred Share Ownership Limit" or establish or increase an "Excepted Holder Limit," as such terms are defined in our declaration of trust, unless such actions are taken concurrently with the termination of the merger agreement in accordance with the provisions described in the first bullet point of the section below entitled "—Termination of the Merger Agreement—Termination by the Company."

Obligation of the Board of Trustees with Respect to Its Recommendation

        Except in the circumstances and pursuant to the procedures described below, neither our board of trustees nor any committee thereof will:

  •
  withhold, withdraw, modify or qualify in any manner adverse to Parent (or publicly propose to withhold, withdraw, modify or qualify in a manner adverse to Parent) our board of trustees' recommendation with respect to the merger;

  •
  approve, adopt or recommend (or publicly propose to approve, adopt or recommend) any company acquisition proposal;

  •
  fail to include our board of trustees' recommendation with respect to the merger in this proxy statement; or

  •
  approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend), or cause or permit us or any of our subsidiaries to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to a company acquisition proposal or requiring us or the Partnership to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement (other than an acceptable confidentiality agreement).

We refer to any action described in the first three bullet points above as an "adverse recommendation change."

        Prior to the approval of the merger and the other transactions contemplated by the merger agreement by our common shareholders, our board of trustees may effect an adverse recommendation change and/or terminate the merger agreement to enter into a definitive agreement providing for the implementation of a superior proposal:

  •
  if an intervening event has occurred and our board of trustees determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with our trustees' duties under applicable law, or if our board of trustees has received an unsolicited written bona fide company acquisition proposal (and we are not in breach of provisions described above under "—Restriction on Solicitation of Company Acquisition Proposals") that, in the good faith determination of our board of trustees, after consultation with outside legal counsel and financial advisors, constitutes a superior proposal, after having complied with, and giving effect to all of the adjustments to the merger agreement which may be offered by Parent, and such company acquisition proposal is not withdrawn;

  •
  if we provide prior written notice to Parent of our intention to effect an adverse recommendation change and/or terminate the merger agreement, as applicable (which we refer to as a notice of change of recommendation), identifying the person making the superior proposal and describing the material terms and conditions of the superior proposal or intervening event, as applicable, that is the basis for effecting an adverse recommendation change and/or terminating the merger agreement, as applicable, including, if applicable, copies of any written proposals or offers and any proposed written agreements related to a superior proposal (it being agreed that the delivery of such notice will not constitute an adverse recommendation change);

  •
  if we negotiate with Parent in good faith for a period of three business days following Parent's receipt of the notice of change of recommendation described in the second bullet point above (which we refer to as a notice of change period) to make such adjustments in the terms and conditions of the merger agreement, so that, in the case of a superior proposal, such superior proposal ceases to constitute a superior proposal, or in the case of an intervening event, in order to obviate the need to make such adverse recommendation change; and

  •
  if our board of trustees, following the end of the notice of change period after Parent's receipt of the notice of change of recommendation, has determined in good faith, after consultation with outside legal counsel and financial advisors, taking into account any changes to the merger agreement proposed in writing by Parent in response to the notice of change of recommendation or otherwise, that (1) the superior proposal giving rise to the notice of change of recommendation continues to constitute a superior proposal or (2) in the case of an intervening event, the failure of the board to effect an adverse recommendation change would reasonably be expected to be inconsistent with our trustees' duties under applicable law.

        For purposes of the merger agreement, "intervening event" means a material event, development or change in circumstances with respect to us and our subsidiaries, taken as a whole, that occurred or arose after the date of the merger agreement, which was unknown to, nor reasonably foreseeable by, our board of trustees as of or prior to the date of the merger agreement, and becomes known to or by our board of trustees prior to the approval of the merger and the other transactions contemplated by the merger agreement by our common shareholders. Notwithstanding the foregoing, none of the following will constitute, or be considered in determining whether there has been, an intervening event:

  •
  the receipt, existence of or terms of an inquiry or a company acquisition proposal or any matter relating thereto or consequence thereof; and

  •
  changes in the market price or trading volume of our common shares or the fact that we meet or exceed internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period, provided, however, that the underlying causes of such change or fact will not be excluded by the provision described in this bullet point.

        Any amendment to the financial terms or any other material amendment of such a superior proposal will require a new notice of change of recommendation, and we will be required to comply again with the requirements described above, except that the notice of change period will be reduced to two business days following receipt by Parent of any such new notice of change of recommendation.

        Nothing contained in the merger agreement will prohibit us or our board of trustees from taking and disclosing to our shareholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or from making any disclosure to our shareholders that is required by applicable law or if our board of trustees determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with our trustees' duties under applicable law, provided, however, that neither we nor our board of trustees will be permitted to recommend that our shareholders tender any securities in connection with any tender offer or exchange offer that is a company acquisition proposal or otherwise effect an adverse recommendation change with respect thereto, except as permitted by the provisions described above.

Employee Benefits

        From and after the merger effective time and for a period ending on the first anniversary of the merger effective time (or, if shorter, during any applicable period of employment), each of our and our subsidiaries' employees who is employed immediately prior to the merger effective time, each of which we refer to as a company employee, will be entitled to receive (1) a base salary or wage at a rate, as applicable, that is no less favorable than the base salary or wage rate in effect with respect to such company employee immediately prior to the merger effective time, (2) an annual cash bonus opportunity that is no less favorable than the annual cash bonus opportunity provided to such company employee immediately prior to the merger effective time, and (3) other compensation and benefits (including severance benefits, paid time off and health insurance, but excluding equity-based compensation and long-term incentive compensation) that are substantially comparable, in the aggregate, to the other compensation and benefits provided to such company employee immediately prior to the merger effective time. Parent will, or will cause its designated subsidiary to, assume and honor the terms of the employment agreements with Messrs. DuGan, Harris, Pell and Clark and the severance policy described below, without amendment. The foregoing will not require that any company employee remain employed for any period after the closing of the mergers nor that any compensation or benefits be provided after a company employee ceases to be employed (other than vested rights and benefits in effect at the time of such cessation of employment and certain severance benefits). For the employee benefit plans of Parent and its subsidiaries providing any benefits to any company employee after the merger effective time, each company employee will be credited with his or her years of service with us and our subsidiaries and our and their respective predecessors as if such service were with Parent or an applicable subsidiary, provided that the foregoing will not apply for purposes of benefit accrual under defined benefit plans or to the extent that its application would result in a duplication of benefits or to the extent the we did not provide such service credit under any comparable plan, program or benefit.

        All limitations as to preexisting conditions, exclusions, actively at work requirements, waiting periods or any other restriction that would prevent immediate or full participation of company employees under Parent's or any of its subsidiaries' health and welfare plans will be waived by Parent and its subsidiaries, other than limitations, exclusions, actively at work requirements, waiting periods or other restrictions that are already in effect with respect to such company employees and that have not been satisfied as of the closing date under any company employee benefit plan. Any and all evidence of insurability requirements with respect to such company employees to the extent such evidence of insurability requirements were not applicable to the company employees under the comparable company benefit plan immediately prior to the closing of the mergers will be waived by Parent and its subsidiaries. Additionally, each company employee and his or her dependents will be provided with full credit for any co-payments and deductibles satisfied prior to the closing date for the plan year within which the merger effective time occurs in order to satisfy any applicable deductible or out-of-pocket requirements, and for any lifetime maximums, under any welfare plans that such company employees are eligible to participate in after the closing date.

        The merger agreement provides that we may establish a cash retention program, pursuant to which all of our employees will be eligible to receive a retention bonus (which we refer to as the retention bonuses); provided that certain executives with employment agreements and certain members of senior management will not be eligible for a retention bonus. The amount of the retention bonus payable to each recipient (which we refer to as the retention recipients) will equal 20% of his or her annual base salary in effect as of the date hereof, subject to a $100,000 individual maximum. The retention bonuses will be paid in two equal installments on each of the closing date and March 31, 2019, subject to the retention recipient's continued service to us or our affiliate or successor through such date. Retention bonuses will be forfeited upon the retention recipient's termination of employment for any reason prior to payment.

        In addition, the merger agreement provides that we may establish a change in control severance policy (which we refer to as the severance policy). Conditioned on the execution and nonrevocation of a general release of claims in favor of us, upon a termination without "cause" or resignation with "good reason" (as each is defined in the severance policy), the severance policy provides participants with the following severance benefits: (i) a prorated bonus for the current fiscal year based on actual performance, to be paid on the 30th day following the participant's termination date if the participant is terminated in 2018 and at the time bonuses are paid to actively employed employees if the participant is terminated in 2019 and (ii) a lump-sum cash payment payable on the 30th day following the participant's termination date equal to the sum of (a) 12 months' of COBRA premium subsidies and (b) a payment that varies based on years of service, which ranges from six to 18 months of the participant's base salary (or, for certain designated members of senior management, a multiple of the sum of the participant's base and prior year's bonus). Certain participants will also be entitled to three months of outplacement services.

        The merger agreement further provides that we may grant cash transaction incentive awards (which we refer to as the discretionary bonuses) with an aggregate value of up to $2.5 million, with any such discretionary bonuses to be paid in full on the closing date. The discretionary bonuses will be allocated among our employees in the amounts and on the terms determined by our board of trustees (or the compensation committee thereof). If a discretionary bonus is forfeited by an employee, our board of trustees or the compensation committee thereof may reallocate the award to our existing employees or new hires.

Financing Cooperation

        The consummation of the mergers is not conditioned upon Parent's receipt of financing. Pursuant to the merger agreement, Parent may disclose non-public information to potential purchasers (and their financing sources) of certain of our and our subsidiaries' properties or our subsidiaries that directly or indirectly own such properties. Parent must not require any such potential purchasers to, and Parent will require that any such potential purchasers (and their affiliates) not, enter into any exclusivity, lock-up or other agreement, arrangement or understanding, whether written or oral, with any financing source without our prior written consent that may reasonably be expected to limit, restrict, restrain or otherwise impair in any manner, directly or indirectly, the ability of such financing source to provide financing or other assistance to any other person in connection with a company acquisition proposal. In addition, Parent must not restrict any such potential purchasers from engaging in discussions or entering into agreements with us or our subsidiaries.

        Subject to applicable law, prior to the closing of the mergers, we will, and will cause our subsidiaries to, and will use commercially reasonable efforts to cause our and our subsidiaries' representatives to, provide all customary cooperation reasonably requested in writing by Parent in connection with Parent arranging financing with respect to us, our subsidiaries or our or any of our subsidiaries' properties (which we refer to as the debt financing), including by using commercially reasonable efforts to:

  •
  furnish to Parent and its potential financing sources for the debt financing (whom we refer to as the lenders) as promptly as reasonably practicable following the delivery of a request therefor to us by Parent such financial, statistical and other pertinent information and projections relating to us and our subsidiaries as may be reasonably requested by Parent, and as is customarily delivered in connection with a financing of the applicable type;

  •
  make our and our subsidiaries' appropriate officers available at reasonable times for a reasonable number of due diligence meetings and for participation in a reasonable number of meetings, presentations, road shows and sessions with rating agencies and prospective lenders;

  •
  assist Parent and its lenders with the preparation of materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents necessary, proper or advisable in connection with the debt financing;

  •
  reasonably cooperate with the marketing efforts of Parent and its lenders for any debt financing to be raised by Parent to complete the mergers and the other transactions contemplated by the merger agreement;

  •
  provide documentation and other information relating to us and any of our subsidiaries requested by Parent in writing and required by bank regulatory authorities under applicable "know-your-customer" and anti-money laundering rules and regulations;

  •
  facilitate, effective no earlier than the partnership merger effective time, the execution and delivery of definitive financing, pledge security and guarantee documents relating to the debt financing;

  •
  following the approval of the merger and the other transactions contemplated by the merger agreement by our common shareholders, form new direct and indirect subsidiaries pursuant to documentation reasonably satisfactory to Parent and us;

  •
  to the extent reasonably requested by Parent, and no earlier than immediately prior to the partnership merger effective time on the closing date of the mergers and provided such actions would not adversely affect the tax status of us or any of our subsidiaries or cause us to be subject to additional taxes that are not indemnified by Parent, transfer or otherwise restructure our ownership of existing subsidiaries, properties or other assets, in each case, pursuant to documentation reasonably acceptable to Parent and us;

  •
  provide reasonably timely and customary access to diligence materials, appropriate personnel and properties during normal business hours and on reasonable advance notice to allow lenders and their representatives to complete all reasonable and customary due diligence;

  •
  provide reasonable and customary assistance with respect to the review and granting of mortgages and security interests in collateral for the debt financing, and attempting to obtain any consents associated therewith (effective no earlier than the partnership merger effective time);

  •
  to the extent reasonably requested by a lender, attempt to obtain estoppels and certificates from tenants, lenders, managers, franchisors, ground lessors and counterparties to reciprocal easement agreements in form and substance reasonably satisfactory to any such lender;

  •
  cooperate in connection with the repayment or defeasance of any of our and our subsidiaries' existing indebtedness as of the partnership merger effective time and the release of related liens, including delivering such payoff, defeasance or similar notices under any of our and our subsidiaries' existing loans as are reasonably requested by Parent (provided that we and our subsidiaries will not be required to deliver any notices that are not conditioned on the occurrence of the partnership merger effective time);

  •
  to the extent reasonably requested by Parent, obtain accountants' comfort letters and consents to the use of accountants' audit reports relating to us and our subsidiaries; and

  •
  to the extent reasonably requested by a lender, permit Parent and its representatives to conduct appraisal and environmental and engineering inspections of each real estate property owned and, subject to obtaining required third-party consents with respect thereto (which we will use reasonable efforts to obtain), leased by us or any of our subsidiaries (except that (1) neither Parent, any lender, their respective representatives, nor any other person will have the right to take and analyze any samples of any environmental media (including soil, groundwater, surface water, air or sediment) or any building material or to perform any invasive testing procedure on any such property, (2) Parent will schedule and coordinate all inspections with us upon reasonable advance notice, and (3) we will be entitled to have representatives present at all times during any such inspection).

Nothing in the merger agreement will, however, require us or any of our subsidiaries or any of our or any of our subsidiaries' representatives to take any action to the extent it would:

  •
  unreasonably interfere with our or our subsidiaries' business or operations;

  •
  except with respect to delivery of certain notices regarding existing mortgage debt as specified in the merger agreement, or the fifth, seventh and eighth bullet points of the preceding paragraph, require us, our subsidiaries or any of our or our subsidiaries' directors or officers (other than directors or officers who will continue to be directors or officers following the partnership merger effective time and the consummation of the transactions contemplated by the merger agreement, and only in their capacities as such) to pass resolutions or consents to approve or authorize the execution of the debt financing or to execute any documents, agreements, certificates or other instruments in connection with the debt financing;

  •
  require us to pay any commitment, consent, transfer or other similar fee, incur or reimburse any other expense, liability or obligation prior to the partnership merger effective time (except those fees and expenses that we are reimbursed for by Parent) or except with respect to the seventh and eighth bullet points of the preceding paragraph, have any obligation of the under any agreement, certificate, document or instrument be effective prior to the partnership merger effective time or if the closing of the mergers does not occur;

  •
  cause any of our or our subsidiaries' trustees, directors, officers, employees or shareholders to incur any personal liability;

  •
  contravene our or our subsidiaries' organizational documents or any applicable laws;

  •
  breach any of our material contracts;

  •
  provide access to or disclose information that we or any of our subsidiaries determines would result in a loss or waiver of or jeopardize any attorney-client privilege, attorney work product or other legal privilege (provided that we will use commercially reasonable efforts to allow for such access or disclosure in a manner that does not result in the events set out in this bullet point); and

  •
  prepare any financial statements or information that are not reasonably available to us and our subsidiaries and prepared in the ordinary course of our or their financial reporting practice, or prepare any pro forma financial information or post-closing financial information.

Pre-Closing Transactions

        In addition, the merger agreement requires that we use commercially reasonable efforts to provide such cooperation and assistance as Parent may reasonably request to (1) convert any of our wholly owned subsidiaries organized as a corporation or limited partnership into a limited liability company on the basis of organizational documents as reasonably requested by Parent, (2) sell or cause to be sold stock, partnership interests or limited liability interests owned, directly or indirectly, by us in any wholly owned subsidiary on terms designated by Parent, or (3) exercise any of our or our subsidiaries' rights to terminate or cause to be terminated any contract to which we or one of our wholly-owned subsidiaries is a party and (4) sell or cause to be sold any of our or our wholly owned subsidiaries' assets on terms designated by Parent.

        These rights of Parent are limited, however, in that (1) Parent may not require us or any of our subsidiaries to take any action that contravenes any of our or any of our subsidiaries' organizational documents, material contracts or applicable law, (2) any such conversions, exercises of any rights of termination or other terminations, sales or transactions must be contingent upon all conditions to the mergers under the merger agreement having been satisfied or waived and our receipt of a written notice from Parent to such effect and that Parent, Merger Sub I and Merger Sub II are prepared to proceed immediately with the closing of the mergers and any other evidence reasonably requested by us that the closing of the mergers will occur, (3) these actions (or the inability to complete them) will not affect or modify the obligations of Parent, Merger Sub I and Merger Sub II under the merger agreement, including the amount of or timing of the payment of the merger consideration, (4) we and our subsidiaries will not be required to take any action that could adversely affect our classification, or the classification of any of our subsidiaries that is classified as a REIT, as a REIT within the meaning of the Code or that could subject us or any such subsidiary to any "prohibited transactions" taxes or certain other material taxes under the Code (or other material entry-level taxes), and (5) we and our subsidiaries will not be required to take any such action that could result in any U.S. federal, state or local income tax being imposed on any holder of Class A partnership units other than us or any of our subsidiaries. Parent will, promptly upon our request, reimburse us for all reasonable out-of-pocket costs incurred by us or our subsidiaries in connection with our or our subsidiaries' performance of these obligations.

Certain Other Covenants

        The merger agreement contains certain other covenants of the parties to the merger agreement relating to, among other things:

  •
  giving Parent and its authorized representatives reasonable access to our and our subsidiaries' properties, facilities, personnel and books and records;

  •
  the filing of this proxy statement with the SEC, and cooperation in preparing this proxy statement and in responding to any comments received from the SEC on this proxy statement;

  •
  actions necessary to exempt the merger agreement and the transactions contemplated by the merger agreement from, or mitigate, the effect of any applicable anti-takeover statutes;

  •
  the consultation regarding any press releases or other public statements with respect to the merger agreement or the mergers;

  •
  the indemnification of our and our subsidiaries' trustees, directors and officers;

  •
  notification of certain matters;

  •
  certain tax matters;

  •
  cooperation in connection with the assumption of certain of our and our subsidiaries' existing indebtedness and the modification of the loan documents relating thereto; and

  •
  the termination of offering periods with respect to our 2017 employee stock purchase plan.

Conditions to the Mergers

        The obligations of the parties to complete the mergers are subject to the satisfaction or waiver of the following mutual conditions:

  •
  the merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of the holders of our common shares entitled to cast not less than a majority of all the votes entitled to be cast on the matter; and

  •
  no governmental entity of competent jurisdiction has enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the mergers illegal or otherwise restricting, preventing or prohibiting the consummation of the mergers.

        The obligations of Parent, Merger Sub I and Merger Sub II to complete the mergers are further subject to the satisfaction or waiver of the following conditions:

  •
  our and the Partnership's representations and warranties must be true and correct (determined without regard to any materiality or material adverse effect qualifications therein) as of the date of the merger agreement and as of the closing date as though made on and as of the closing date (except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty must be true and correct at and as of such date, without regard to any such qualifications therein), except where the failure of such representations and warranties to be true and correct has not had, or would not, individually or in the aggregate, reasonably be expected to have a material adverse effect, except for (1) certain of our and the Partnership's representations and warranties regarding our, the Partnership's and our other subsidiaries' capitalization, which must be true and correct in all material respects and (2) our and the Partnership's representations and warranties regarding the absence of a material adverse effect, which must be true and correct in all respects;

  •
  we and the Partnership must have performed and complied, in all material respects, with all of our and its obligations, agreements and covenants required by the merger agreement to be performed or complied with on or prior to the closing date;

  •
  Parent must have received a tax opinion of our counsel, Morgan, Lewis & Bockius LLP or such other law firm as may be reasonably approved by Parent, dated as of the closing date, concluding (subject to customary assumptions, qualifications and representations, including representations made by us and our subsidiaries) that we have been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code for all taxable periods commencing with our taxable year ended December 31, 2004 through and including the merger effective time; and

  •
  from the date of the merger agreement through the closing date, there must not have occurred a change, event, state of facts or development which has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect.

        Our and the Partnership's obligations to complete the mergers are further subject to the satisfaction or waiver of the following conditions:

  •
  the representations and warranties of Parent, Merger Sub I and Merger Sub II must be true and correct in all material respects as of the date of the merger agreement and as of the closing date as though made on and as of the closing date (except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty must be true and correct at and as of such date, without regard to any such qualifications therein); and

  •
  each of Parent, Merger Sub I and Merger Sub II must have performed and complied, in all material respects, with all of their obligations, agreements and covenants required by the merger agreement to be performed or complied with on or prior to the closing date.

Termination of the Merger Agreement

        We and Parent may mutually agree to terminate and abandon the merger agreement at any time prior to the closing date, even after we have obtained the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement.

Termination by either the Company or Parent

        In addition, we, on the one hand, or Parent, on the other hand, may terminate and abandon the merger agreement by written notice to the other at any time prior to the closing date, even after we have obtained the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement, if:

  •
  any governmental entity of competent authority has issued an order, decree or ruling or taken any other action in each case permanently restraining, enjoining or otherwise prohibiting the mergers substantially on the terms contemplated by the merger agreement and such order, decree, ruling or other action has become final and non-appealable, provided, that the right to terminate the merger agreement pursuant to this bullet point is not available to a party if the issuance of such final, non-appealable order, decree or ruling or taking of such other action was primarily due to the failure of us or the Partnership, in the case of termination by us, or Parent, Merger Sub I or Merger Sub II, in the case of termination by Parent, to perform any of its obligations under the merger agreement;

  •
  the mergers have not been consummated by November 6, 2018, provided that the right to terminate the merger agreement under this bullet point is not available to us, if the Company or the Partnership, or to Parent, if Parent, Merger Sub I or Merger Sub II, as applicable, has breached in any material respect its obligations under the merger agreement in any manner that has caused or resulted in the failure to consummate the mergers on or before November 6, 2018; or

  •
  the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement has not been obtained at the duly held special meeting or any adjournment or postponement thereof at which the merger is voted on.

Termination by the Company

        We may also terminate and abandon the merger agreement by written notice to Parent at any time prior to the closing date, even after we have obtained the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement, if:

  •
  prior to obtaining the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement, our board of trustees effects an adverse recommendation change in accordance with the requirements described above under "—Obligation of the Board of Trustees with Respect to Its Recommendation" in connection with a superior proposal and our board of trustees has approved, and concurrently with the termination under the provision described in this bullet point, we enter into, a definitive agreement providing for the implementation of a superior proposal, but only if we are not then in breach of our obligations described under "—Restriction on Solicitation of Company Acquisition Proposals," provided that such termination will not be effective until we have paid the company termination fee (as described below);

  •
  Parent, Merger Sub I or Merger Sub II has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement such that a closing condition relating to its representations, warranties, covenants or agreements would be incapable of being satisfied by November 6, 2018, provided that neither we nor the Partnership have breached or failed to perform any of our or its representations, warranties, covenants or other agreements contained in the merger agreement in any material respect; or

  •
  all of the following requirements are satisfied:

  o
  all of the mutual conditions to the parties' obligations to effect the mergers and the additional conditions to the obligations of Parent, Merger Sub I and Merger Sub II to effect the mergers have been satisfied or waived by Parent (other than those conditions that by their nature are to be satisfied at the closing of the mergers, provided that such conditions to be satisfied at the closing of the mergers would be satisfied as of the date of the notice referenced in the immediately following bullet point if the closing of the mergers were to occur on the date of such notice);

  o
  on or after the date the closing of the mergers should have occurred pursuant to the merger agreement, we have delivered written notice to Parent to the effect that all of the mutual conditions to the parties' obligations to effect the mergers and the additional conditions to the obligations of Parent, Merger Sub I and Merger Sub II to effect the mergers have been satisfied or waived by Parent (other than those conditions that by their nature are to be satisfied at the closing of the mergers, provided that such conditions to be satisfied at the closing of the mergers would be satisfied as of the date of such notice if the closing of the mergers were to occur on the date of such notice) and we and the Partnership are prepared to consummate the closing of the mergers; and

  o
  Parent, Merger Sub I and Merger Sub II fail to consummate the closing of the mergers on or before the third business day after delivery of the notice referenced in the immediately preceding bullet point, and we and the Partnership were prepared to consummate the closing of the mergers during such three business day period.

Termination by Parent

        Parent may also terminate and abandon the merger agreement by written notice to us at any time prior to the closing date, even after we have obtained the requisite vote of our common shareholders to approve the merger and the other transactions contemplated by the merger agreement, if:

  •
  we or the Partnership have breached or failed to perform any of our or the Partnership's representations, warranties, covenants or other agreements contained in the merger agreement such that the closing conditions relating to our and the Partnership's representations, warranties, covenants or agreements would be incapable of being satisfied by November 6, 2018, provided that neither Parent, Merger Sub I nor Merger Sub II has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement in any material respect; or

  •
  (1) our board of trustees has effected, or resolved to effect, an adverse recommendation change, (2) we have failed to publicly recommend against any tender offer or exchange offer subject to Regulation 14D under the Exchange Act that constitutes a company acquisition proposal (including, for these purposes, by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company's shareholders) within ten business days after the commencement of such tender offer or exchange offer, (3) our board of trustees has failed to publicly reaffirm its recommendation to our common shareholders to approve the merger and the other transactions contemplated by the merger agreement within ten business days after the date a company acquisition proposal shall have been publicly announced (or if the special meeting is scheduled to be held within ten business days from the date a company acquisition proposal is publicly announced, promptly and in any event prior to the date on which the special meeting is scheduled to be held) or (4) we enter into a letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to a company acquisition proposal or requiring us or the Partnership to abandon, terminate or fail to consummate the transactions contemplated by the merger agreement (other than an acceptable confidentiality agreement).

Termination Fees

Termination Fee Payable by the Company

        We have agreed to pay the company termination fee of $138 million as directed by Parent if:

  •
  Parent terminates the merger agreement pursuant to the provision described in the second bullet point under "—Termination of the Merger Agreement—Termination by Parent";

  •
  we terminate the merger agreement pursuant to the provision described in the first bullet point under "—Termination of the Merger Agreement—Termination by the Company"; or

  •
  all of the following requirements are satisfied:

  o
  we or Parent terminate the merger agreement pursuant to the provisions described in the second bullet point or the third bullet point under "—Termination of the Merger Agreement—Termination by either the Company or Parent" or Parent terminates the merger agreement pursuant to the provision described in the first bullet point under "—Termination of the Merger Agreement—Termination by Parent"; and

  o
  (1) a company acquisition proposal has been received by us or our representatives or any person has publicly proposed or publicly announced an intention (whether or not conditional) to make a company acquisition proposal (and, in the case of a termination pursuant to the provision described in the third bullet point under "—Termination of the Merger Agreement—Termination by either the Company or Parent," such company acquisition proposal or publicly proposed or announced intention was made prior to the special meeting) and (2) within twelve months after a termination referred to in the immediately preceding sub-bullet point we enter into a definitive agreement relating to, or consummate, any company acquisition proposal (with, for purposes of this clause (2), the references to "15%" in the definition of "company acquisition proposal" being deemed to be references to "50%").

However, the company termination fee will equal $46 million if the merger agreement is terminated by us pursuant to the provisions described in the first bullet point under "—Termination of the Merger Agreement—Termination by the Company" in order to enter into a definitive agreement with an excluded party providing for the implementation of a superior proposal (which we refer to as an excluded party termination).

        An "excluded party" is a person or group of persons that submitted a written bona fide company acquisition proposal to us after the date of the merger agreement and prior to June 20, 2018 that our board of trustees determines prior to June 20, 2018, after consultation with outside legal counsel and financial advisors, constitutes, or could reasonably be expected to lead to, a superior proposal if:

  •
  we provide written notice to Parent promptly (and in any event within 48 hours) of such determination; and

  •
  at or prior to July 5, 2018 we provide a notice of change of recommendation to Parent with respect to our intention to undertake an excluded party termination to enter into a definitive agreement providing for the implementation of such company acquisition proposal. We refer to such company acquisition proposal as a "qualified proposal."

However, any such person or group of persons will cease to be an excluded party upon the earliest to occur of the following:

  •
  such time as such person's or group of person's company acquisition proposal is withdrawn, terminated or expires;

  •
  such time as the last "excluded party notice period" with respect to such person or group of persons expires;

  •
  in the case of a group, if the persons in such group as of the time such group submitted the qualified proposal that most recently rendered such group an excluded party cease to constitute in the aggregate at least 75% of the equity financing (measured by voting power or value) of such group, unless the remainder of such equity financing is to be provided by persons who were themselves in a group of persons that was an excluded party prior to June 20, 2018; or

  •
  July 5, 2018, however this date will be extended to:

  o
  the last day of the notice of change period with respect to such qualified proposal if July 5, 2018 is during such notice of change period; or

  o
  the expiration of the last excluded party notice period with respect to such qualified proposal if July 5, 2018 is during an excluded party notice period.

        An "excluded party notice period" means, with respect to an excluded party, a period of three business days commencing upon the expiration of the first notice of change period with respect to our intention to undertake an excluded party termination with respect to a qualified proposal that was submitted by such excluded party and that our board of trustees has determined constitutes a superior proposal in accordance with the procedures described in the section titled "—Obligation of the Board of Trustees with Respect to its Recommendation". However, if any new notice of change period is commenced before the expiration of the prior excluded party notice period with respect to our intention to undertake an excluded party termination with respect to such superior proposal, as materially revised, then a new excluded party notice period of two business days will commence upon the expiration of such new notice of change period (and another new excluded party notice period of two business days will commence upon the expiration of any further such new notice of change period that commences at or before the expiration of the prior excluded notice period).

        If an excluded party notice period expires without a new notice of change period having commenced at or before such expiration, there will be no further excluded party notice periods with respect to such excluded party.

Termination Fee Payable by Parent

        Parent has agreed to pay to us the parent termination fee of $414 million if we terminate the merger agreement pursuant to the provisions described in the second bullet point or third bullet point under "—Termination of the Merger Agreement—Termination by the Company."

Guaranty and Remedies

        In connection with the merger agreement, the Sponsor entered into a guaranty in our favor to guarantee Parent's payment obligations with respect to the parent termination fee and certain expense reimbursement and indemnification obligations of Parent under the merger agreement, subject to the terms and limitations set forth in the guaranty.

        The maximum aggregate liability of the Sponsor under the guaranty will not exceed $414 million, plus all reasonable and documented third party costs and out-of-pocket expenses (including reasonable fees of counsel) actually incurred by us relating to any litigation or other proceeding brought by us to enforce our rights under the guaranty, if we prevail in such litigation or proceeding.

        We and the Partnership cannot seek specific performance to require Parent, Merger Sub I or Merger Sub II to complete the mergers and, subject to limited exceptions, including with respect to enforcing confidentiality provisions and certain expense reimbursement and indemnification obligations of Parent, our sole and exclusive remedy against Parent, Merger Sub I or Merger Sub II relating to any breach of the merger agreement or otherwise will be the right to receive the parent termination fee under the conditions described under "—Termination Fees—Termination Fee Payable by Parent." Parent, Merger Sub I and Merger Sub II may, however, seek specific performance to require us and the Partnership to complete the mergers.

Amendment and Waiver

        The merger agreement may be amended by action taken by the parties at any time before or after our common shareholders have approved the merger and the other transactions contemplated by the merger agreement but, after such approval, no amendment may be made which requires the approval of any such shareholders under applicable law without obtaining such further approvals. The merger agreement also provides that, at any time prior to the closing date, each party may extend the time for the performance of any of the obligations or other acts of the other parties, waive any breaches or inaccuracies in the representations and warranties of the other parties, or waive compliance by the other parties with any of the agreements or conditions contained in the merger agreement.

MARKET PRICE OF OUR COMMON SHARES

        Our common shares are listed on the NYSE under the trading symbol "GPT." On June 26, 2018, there were approximately 1,511 holders of record. Certain of our common shares are held in "street" name and accordingly, the number of beneficial owners of such shares is not known or included in the foregoing number. The table below sets forth the quarterly high and low closing sales prices of our common shares on the NYSE for the periods indicated and the dividends declared by us with respect to the periods indicated. All share and per share data has been adjusted for the 1-for-3 reverse share split that was effective after the close of trading on December 30, 2016.

	Range
			Cash Dividend per Share
Year	High	Low
Fiscal Year Ended December 31, 2016
First Quarter	$25.47	$20.40	$0.330
Second Quarter	$27.66	$24.90	$0.330
Third Quarter	$29.97	$27.39	$0.330
Fourth Quarter	$28.59	$24.15	$0.375
Fiscal Year Ended December 31, 2017
First Quarter	$28.25	$25.37	$0.375
Second Quarter	$30.96	$26.52	$0.375
Third Quarter	$30.92	$28.74	$0.375
Fourth Quarter	$31.10	$26.66	$0.375
Fiscal Year Ending December 31, 2018
First Quarter	$26.87	$21.38	$0.375
Second Quarter (through June 26, 2018)	$27.68	$21.37	$0.375	(1)

(1)
Quarterly dividend to be paid on July 16, 2018.

        On May 4, 2018, the last trading day prior to the date of the public announcement of the merger agreement, the reported closing price per share for our common shares on the NYSE was $23.82. On June 26, 2018, the last trading day before the date of this proxy statement, the reported closing price per share for our common shares on the NYSE was $27.63. You are encouraged to obtain current market quotations for our common shares.

        On April 30, 2018, our board of trustees declared, a regular quarterly dividend of $0.3750 per common share for the quarter ended June 30, 2018, which will be paid on July 16, 2018 to shareholders of record at the close of business on June 29, 2018. Under the terms of the merger agreement, we may not authorize, declare or pay any other dividends to the holders of our common shares during the term of the merger agreement without the prior written consent of Parent, other than dividends reasonably required to maintain our status as a REIT under the Code or to avoid the payment of income or excise tax (with any such additional required dividend resulting in a corresponding decrease to the merger consideration). However, if the mergers are consummated after October 15, 2018, holders of our common shares will receive, for each outstanding common share, a per diem amount of approximately $0.004 in cash for each day from and after such date until (but not including) the closing date, without interest and less any applicable withholding taxes. Such amount is meant to approximate the daily accrual of our regular quarterly dividend of $0.375 per common share, commencing October 15, 2018.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of our common shares, as of June 1, 2018, for (1) each person known to us to be the beneficial owner of more than 5% of our outstanding common shares based on the Schedule 13D, Schedule 13G, or any amendments thereto, filed with the SEC, (2) each of our trustees and nominees for trustee, (3) each of our named executive officers who is not a trustee and (4) our trustees, nominees for trustee and executive officers as a group.

        In accordance with SEC rules, each listed person's beneficial ownership includes:

  •
  all shares the investor actually owns beneficially or of record;

  •
  all shares over which the investor has or shares voting or dispositive control (such as in the capacity as a general partner of an investment fund); and

  •
  all shares the investor has the right to acquire within 60 days (such as upon exercise of options that are currently vested or which are scheduled to vest within 60 days) after June 1, 2018.

        Except as otherwise described in the notes below, the following beneficial owners own all shares directly and have sole voting power and sole investment power with respect to all common shares set forth opposite their respective names.

Name and Address**	Shares Owned(1)		Percentage
Trustees and Executive Officers:
Charles E. Black	77,504		*
Gordon F. DuGan	866,475		*
Allan J. Baum	71,968	(2)	*
Z. Jamie Behar	8,498		*
Thomas D. Eckert	65,407	(3)	*
James L. Francis	14,686		*
Gregory F. Hughes	19,889	(4)	*
Jeffrey E. Kelter	98,757	(5)	*
Louis P. Salvatore	20,003		*
Benjamin P. Harris	254,608		*
Nicholas L. Pell	219,168		*
Jon W. Clark	73,615		*
Edward J. Matey Jr.	68,242		*
All current executive officers and trustees as a group (13 persons)	1,858,819		1.11%
5% or Greater Owners:
The Vanguard Group, Inc.(6)	24,646,030		15.33%
BlackRock, Inc.(7)	14,397,948		9.00%
Vanguard Specialized Funds(8)	10,228,339		6.36%

*
Less than 1%.

**
Unless otherwise indicated, the business address is 90 Park Avenue, 32nd Floor, New York, NY 10016.

(1)
Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. A person is deemed to be the beneficial owner of any common shares if that person has or shares voting power or investment power with respect to those shares, or has the right to acquire beneficial ownership at any time within 60 days of the date of the table. As used herein, "voting power" is the power to vote or direct the voting of shares and

  Investment power" is the power to dispose or direct the disposition of shares. As of June 1, 2018, 167,907,075 common shares/units were outstanding.

(2)
Includes 28,176 shares issuable upon exercise of options.

(3)
Includes 1,329 shares issuable upon exercise of options.

(4)
Includes 3,987 shares issuable upon exercise of options.

(5)
Includes 34,821 shares issuable upon exercise of options.

(6)
Based solely on information provided on a Schedule 13G/A filed by the Vanguard Group, Inc., on behalf of itself and certain of its affiliates, with the SEC on February 7, 2018. The business address of the Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, PA 19355.

(7)
Based solely on information provided on a Schedule 13G filed by BlackRock, Inc., on behalf of itself and certain of its affiliates, with the SEC on January 24, 2018. The business address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(8)
Based solely on information provided on a Schedule 13G/A filed by Vanguard Specialized Funds—Vanguard REIT Index Fund—23-2834924, on behalf of itself and certain of its affiliates, with the SEC on February 1, 2018. The business address of Vanguard Specialized Funds—Vanguard REIT Index Fund—23-2834924 is 100 Vanguard Blvd., Malvern, PA 19355.

 NO DISSENTERS' RIGHTS OF APPRAISAL

        We are organized as a real estate investment trust under Maryland law. Holders of our common shares may not exercise any appraisal rights, dissenters' rights or the rights of an objecting shareholder to receive the fair value of the shareholder's shares in connection with the merger because, as permitted by the Maryland REIT Law, our declaration of trust provides that shareholders are not entitled to exercise such rights unless our board of trustees, upon the affirmative vote of a majority of the entire board, determines that the rights apply. Our board of trustees has made no such determination. However, our common shareholders can vote against the merger and the other transactions contemplated by the merger agreement.

SHAREHOLDER PROPOSALS

        Our 2018 annual meeting of shareholders was held on June 12, 2018. We intend to hold an annual meeting of shareholders in 2019 only if the mergers are not completed. If we hold such an annual meeting, shareholder proposals intended to be presented at the 2019 annual meeting of shareholders must be received by our Secretary no later than December 31, 2018 in order to be considered for inclusion in our proxy statement relating to the 2019 meeting pursuant to Rule 14a-8 under the Exchange Act.

        For a proposal of a shareholder to be properly presented at the 2019 annual meeting of shareholders, other than a shareholder proposal included in the proxy statement pursuant to Rule 14a-8, such proposal must be received at our principal executive offices after December 4, 2018 and on or before January 3, 2019, unless the 2019 annual meeting of shareholders is scheduled to take place before May 13, 2019 or after July 12, 2019. Under our bylaws, shareholders must follow certain procedures to nominate a person for election as a trustee at an annual or special meeting, or to introduce an item of business at an annual meeting. A shareholder must notify our Secretary in writing of the trustee nominee or the other business. To be timely under our current bylaws, the notice must be delivered to our Secretary, along with the appropriate supporting documentation, as applicable, at our principal executive office not less than 120 days nor more than 150 days prior to the first anniversary of the date of preceding year's annual proxy; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the prior year's annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the 150th day prior to such annual meeting and not later than the 5:00 p.m., Eastern Time, on the later of the 120th day prior to such annual meeting, as originally convened, or the 10th day following the day on which public announcement of the date of such meeting is first made. Any such proposal should be mailed to our principal executive offices at: Gramercy Property Trust, 90 Park Avenue, 32nd Floor, New York, New York 10016, Attention: Edward J. Matey Jr., Secretary.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

        A number of brokers with account holders who are our shareholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the impacted shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify us, by calling (212) 297-1000 or by directing your written request to: Gramercy Property Trust, 90 Park Avenue, 32nd Floor, New York, New York 10016, Attention: Edward J. Matey Jr., Secretary. Pursuant to such request, the Company will undertake to promptly deliver a separate copy of the proxy statement or annual report, as applicable, to you. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker as specified above.

OTHER MATTERS

        Pursuant to our bylaws, only the matters set forth in the Notice of Special Meeting may be brought before the special meeting.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the public reference room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference room may be obtained by calling the SEC at 1-800-SEC-0330. Our SEC filings, including this proxy statement, are also available to you on the SEC's website at http://www.sec.gov.

        The SEC allows us to "incorporate by reference" the information we file with the SEC, which means that we can disclose important information to you by referring to those documents. The information incorporated by reference is an important part of this proxy statement. The incorporated documents contain significant information about us, our business and our finances. Any information contained in this proxy statement or in any document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed to have been modified or superseded to the extent that a statement contained in this proxy statement, or in any other document we subsequently file with the SEC that also is incorporated or deemed to be incorporated by reference in this proxy statement, modifies or supersedes the original statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to be a part of this proxy statement. We incorporate by reference the following documents we filed with the SEC:

  •
  our Annual Report on Form 10-K for the year ended December 31, 2017;

  •
  our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018;

  •
  our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 30, 2018;

  •
  our Current Report on Form 8-K filed with the SEC on January 19, 2018;

  •
  our Current Report on Form 8-K filed with the SEC on May 7, 2018;

  •
  our Current Report on Form 8-K filed with the SEC on June 15, 2018; and

  •
  all documents filed by us with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting.

        To the extent that any information contained in any Current Report on Form 8-K, or any exhibit thereto, is or was furnished to, rather than filed with, the SEC, such information or exhibit is specifically not incorporated by reference in this proxy statement.

        We will provide without charge to each person, including any beneficial owner of our common shares, to whom a proxy statement is delivered, on written or oral request of that person, a copy of any or all of the documents we are incorporating by reference into this proxy statement, other than exhibits to those documents unless those exhibits are specifically incorporated by reference into those documents. A request should be addressed to Gramercy Property Trust, 90 Park Avenue, 32nd Floor,

New York, New York 10016, Attention: Edward J. Matey Jr., Secretary or by telephone at (212) 297-1000.

        If you have any questions about this proxy statement, the special meeting or the mergers, or if you would like additional copies of this proxy statement, please contact us at:

Gramercy Property Trust
90 Park Avenue, 32nd Floor
New York, New York 10016
Attention: Edward J. Matey Jr., Secretary
(212) 297-1000

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR COMMON SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM, OR IN ADDITION TO, WHAT IS CONTAINED IN THIS PROXY STATEMENT OR IN ANY OF THE MATERIALS THAT ARE INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JUNE 27, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO COMPANY SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Exhibit A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

DATED AS OF MAY 6, 2018

BY AND AMONG

GRAMERCY PROPERTY TRUST,

GPT OPERATING PARTNERSHIP LP,

BRE GLACIER PARENT L.P.,

BRE GLACIER L.P.

AND

BRE GLACIER ACQUISITION L.P.

A-i

A-ii

AGREEMENT AND PLAN OF MERGER

              THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of May 6, 2018, is by and among Gramercy Property Trust, a Maryland real estate investment trust (the "Company"), BRE Glacier Parent L.P., a Delaware limited partnership ("Parent"), BRE Glacier L.P., a Delaware limited partnership ("Merger Sub I"), BRE Glacier Acquisition L.P., a Delaware limited partnership ("Merger Sub II"), and GPT Operating Partnership LP, a Delaware limited partnership (the "Partnership").

W I T N E S S E T H:

              WHEREAS, the parties wish to effect a business combination through (i) a merger of Merger Sub II with and into the Partnership, with the Partnership being the surviving entity (the "Partnership Merger"), on the terms and subject to the conditions set forth in this Agreement and in accordance with the Delaware Revised Uniform Limited Partnership Act, as amended (the "DRULPA") and (ii) immediately following the consummation of the Partnership Merger, a merger of the Company with and into Merger Sub I, with Merger Sub I being the surviving entity (the "Company Merger" and, together with the Partnership Merger, the "Mergers"), on the terms and subject to the conditions set forth in this Agreement and in accordance with the DRULPA and the Maryland REIT Law, as amended (the "MRL");

              WHEREAS, the Company is the sole general partner and a limited partner of the Partnership through which the Company operates its business, and, as of the date hereof, the Company owns approximately 96.8% of the outstanding Class A Units of the Partnership (the "Class A Partnership Units" and, together with the Company LTIP Units, the "Partnership Units") and 100% of the outstanding 7.125% Series A Cumulative Redeemable Preferred Units of the Partnership (the "Partnership Preferred Units");

              WHEREAS, the Board of Trustees of the Company (the "Company Board") has declared the Company Merger advisable, and approved this Agreement, the Company Merger and the other transactions contemplated hereby, on substantially the terms and subject to the conditions set forth herein;

              WHEREAS, BRE Glacier LLC, a Delaware limited liability company ("Merger Sub I GP"), as the sole general partner of Merger Sub I, has approved this Agreement and the Company Merger and determined that it is advisable and in the best interests of Merger Sub I and its limited partner for Merger Sub I to enter into this Agreement and to consummate the Company Merger on the terms and subject to the conditions set forth herein;

              WHEREAS, the Company, as the sole general partner of the Partnership, has approved this Agreement and the Partnership Merger and determined that it is advisable and in the best interests of the Partnership and the limited partners of the Partnership for the Partnership to enter into this Agreement and to consummate the Partnership Merger on the terms and subject to the conditions set forth herein;

              WHEREAS, BRE Glacier Acquisition LLC, a Delaware limited liability company ("Merger Sub II GP"), as the sole general partner of Merger Sub II, has approved this Agreement and the Partnership Merger and determined that it is advisable and in the best interests of Merger Sub II and its limited partner for Merger Sub II to enter into this Agreement and to consummate the Partnership Merger on the terms and subject to the conditions set forth herein;

              WHEREAS, the parties hereto intend that, for U.S. federal, and applicable state and local, income tax purposes, the Company Merger shall be treated as a taxable sale by the Company of all of the Company's assets to Merger Sub I in exchange for the Company Share Merger Consideration, the Aggregate Preferred Share Redemption Amount and the assumption of all of the Company's liabilities, followed by a distribution of the Company Share Merger Consideration and the Aggregate Preferred

Share Redemption Amount to the shareholders of the Company in complete liquidation of the Company pursuant to Section 331 and Section 562 of the Code;

              WHEREAS, the parties hereto intend that this Agreement be, and this Agreement is hereby adopted as, a "plan of liquidation" of the Company for U.S. federal income tax purposes, pursuant to which the distribution (or deemed distribution) of the Company Share Merger Consideration and the Aggregate Preferred Share Redemption Amount to the shareholders of the Company, in complete liquidation of the Company pursuant to Section 331 and Section 562 of the Code, is effected;

              WHEREAS, the Minority Limited Partners may elect to receive in the Partnership Merger, on the terms and conditions specified herein, in exchange for Class A Partnership Units, New Partnership Preferred Units in the Surviving Partnership (each such Minority Limited Partner, a "Roll-Over Limited Partner") in an amount described in Section 2.2(b). In the Partnership Merger, any Class A Partnership Units held by any Minority Limited Partners that do not elect for such Class A Partnership Units to be exchanged for New Partnership Preferred Units will be converted into the right to receive cash per Class A Partnership Unit (each such Minority Limited Partner, a "Cash-Out Limited Partner") in an amount as described in Section 2.2(a);

              WHEREAS, as an inducement to the Company and the Partnership entering into this Agreement, Blackstone Real Estate Partners VIII L.P. (the "Guarantor") is entering into a guaranty with the Company (the "Guaranty"), pursuant to which the Guarantor is guaranteeing certain obligations of Parent and Merger Sub I under this Agreement; and

              WHEREAS, Parent, the Partnership, Merger Sub I, Merger Sub II and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Mergers as set forth herein.

              NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

THE MERGERS

              Section 1.1      The Mergers.

                            (a)      Subject to the terms and conditions of this Agreement, and in accordance with the DRULPA, at the Partnership Merger Effective Time, Merger Sub II and the Partnership shall consummate the Partnership Merger, pursuant to which (i) Merger Sub II shall be merged with and into the Partnership and the separate existence of Merger Sub II shall thereupon cease and (ii) the Partnership shall be the surviving partnership in the Partnership Merger (the "Surviving Partnership"). The Partnership Merger shall have the effects provided in this Agreement and as specified in the DRULPA.

                            (b)      Subject to the terms and conditions of this Agreement, and in accordance with the DRULPA and the MRL, at the Company Merger Effective Time, the Company and Merger Sub I shall consummate the Company Merger, pursuant to which (i) the Company shall be merged with and into Merger Sub I and the separate existence of the Company shall thereupon cease and (ii) Merger Sub I shall survive the Company Merger (the "Surviving Company"), such that, immediately following the Company Merger, Parent shall be the sole limited partner of the Surviving Company and Merger Sub I GP, a wholly-owned subsidiary of Parent, will be the sole general partner of the Surviving Company. The Company Merger shall have the effects provided in this Agreement and as specified in the DRULPA and the MRL.

              Section 1.2      Governing Documents.

                            (a)      At the Company Merger Effective Time, the name of the Surviving Company shall be "BRE Glacier L.P." At the Company Merger Effective Time, the certificate of limited partnership of Merger Sub I, as in effect immediately prior to the Company Merger Effective Time, shall be the certificate of limited partnership of the Surviving Company until thereafter amended as provided in the limited partnership agreement of Merger Sub I or by applicable Law. The limited partnership agreement of Merger Sub I, as in effect immediately prior to the Company Merger Effective Time, shall be the limited partnership agreement of the Surviving Company until thereafter amended as provided therein or by applicable Law.

                            (b)      Prior to the Closing Date, the Company, as the general partner of the Partnership, shall cause the Partnership Agreement to be amended to add to such agreement an Exhibit G thereto in the form of Exhibit B hereto (as so amended, the "Amended Partnership Agreement"). At the Partnership Merger Effective Time, the certificate of limited partnership of the Partnership, as in effect immediately prior to the Partnership Merger Effective Time (the "Certificate of Limited Partnership"), shall be the certificate of limited partnership of the Surviving Partnership until thereafter amended as provided below. At the Partnership Merger Effective Time, the Amended Partnership Agreement, as in effect immediately prior to the Partnership Merger Effective Time, shall be the limited partnership agreement of the Surviving Partnership until thereafter amended as provided therein or by applicable Law. On the Closing Date, following the Company Merger Effective Time, the Surviving Company shall file a certificate of amendment to the Certificate of Limited Partnership to reflect the Surviving Company's admission to the Surviving Partnership as the new sole general partner of the Surviving Partnership. From and after the Company Merger Effective Time, the Certificate of Limited Partnership, as so amended, shall be the certificate of limited partnership of the Surviving Partnership until thereafter amended as provided therein or by applicable Law. Promptly following the Company Merger Effective Time, the Surviving Company shall execute and deliver to the Surviving Partnership such documents or instruments as may be required to effect its admission as the successor sole general partner of the Surviving Partnership and as a limited partner of the Surviving Partnership, and it shall thereafter be admitted to the Surviving Partnership as the successor sole general partner and a limited partner of the Surviving Partnership at the Company Merger Effective Time and shall carry on the business of the Surviving Partnership without dissolution as provided in the Partnership Agreement.

              Section 1.3      Officers, General Partner and Limited Partners of the Surviving Entities.

                            (a)      Merger Sub I GP shall be the sole general partner of the Surviving Company following the Company Merger Effective Time, entitling Merger Sub I GP to such rights, duties and obligations as are more fully set forth in the limited partnership agreement of the Surviving Company.

                            (b)      The officers of the Company immediately prior to the Company Merger Effective Time shall be the officers of the Surviving Company from and after the Company Merger Effective Time, until such time as their resignation or removal or such time as their successors shall be duly elected and qualified.

                            (c)      The Company shall be the sole general partner and a limited partner of the Surviving Partnership following the Partnership Merger Effective Time and prior to the Company Merger Effective Time, entitling the Company to such rights, duties and obligations as are more fully set forth in the Amended Partnership Agreement. In the event there are Roll-Over Limited Partners, such Roll-Over Limited Partners shall be additional limited partners of the Surviving Partnership immediately following the Partnership Merger Effective Time. In the event there are no Roll-Over Limited Partners, a direct or indirect wholly-owned Subsidiary of Merger Sub I to be designated by Parent prior to the Partnership

Merger Effective Time shall be admitted as a limited partner of the Surviving Partnership immediately prior to the Partnership Merger Effective Time.

                            (d)      The Surviving Company shall be the sole general partner of the Surviving Partnership following the Company Merger Effective Time, entitling the Surviving Company to such rights, duties and obligations as are more fully set forth in the Amended Partnership Agreement (as may be further amended to reflect the Surviving Company as the sole general partner of the Surviving Partnership following the Company Merger Effective Time).

              Section 1.4      Effective Times.

                            (a)      On the Closing Date, the Partnership and Merger Sub II shall duly execute and file a certificate of merger (the "Partnership Merger Certificate") with the Secretary of State of the State of Delaware (the "DSOS") in accordance with the Laws of the State of Delaware. The Partnership Merger shall become effective upon the filing of the Partnership Merger Certificate with the DSOS or on such other date and time as may be mutually agreed to by the Company and Parent and specified in the Partnership Merger Certificate in accordance with the DRULPA (the "Partnership Merger Effective Time").

                            (b)      On the Closing Date, Merger Sub I and the Company shall (i) duly execute and file articles of merger (the "Company Merger Articles of Merger") with the State Department of Assessments and Taxation of Maryland (the "SDAT") in accordance with the Laws of the State of Maryland, (ii) duly execute and file a certificate of merger (the "Company Merger Certificate") with the DSOS in accordance with the Laws of the State of Delaware and (iii) make any other filings, recordings or publications required to be made by the Company or Merger Sub I under the MRL and the DRULPA in connection with the Company Merger. The Company Merger shall become effective upon the later of the acceptance for record of the Company Merger Articles of Merger by the SDAT, the filing of the Company Merger Certificate with the DSOS or on such other date and time as may be mutually agreed to by the Company and Parent and specified in the Company Merger Articles of Merger and the Company Merger Certificate in accordance with the MRL and the DRULPA (such date and time being hereinafter referred to as the "Company Merger Effective Time"), it being understood and agreed that the parties shall cause the Company Merger Effective Time to occur immediately after the Partnership Merger Effective Time.

                            (c)      Unless otherwise agreed in writing, the parties shall cause the Company Merger Effective Time and the Partnership Merger Effective Time to occur on the Closing Date, with the Company Merger Effective Time occurring immediately after the Partnership Merger Effective Time.

              Section 1.5      Closing of the Mergers.    The closing of the Mergers (the "Closing") shall take place at a time to be specified by the parties on the third Business Day after satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions), at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019, or at such other time, date and place as may be mutually agreed to in writing by the parties hereto (the "Closing Date"); provided, that (i) Parent may on one or more occasions elect to delay the Closing to a date that is on or prior to October 10, 2018 by giving written notice to the Company (an "Extension Notice") at least two Business Days immediately preceding the date that, but for such delivery of such Extension Notice, would have been the Closing Date and (ii) if Parent has delivered an Extension Notice, then Parent may, upon at least five Business Days' prior written notice to the Company, designate the Closing Date to occur on a Business Day occurring on or prior to October 10, 2018 (such date, the "Designated Closing Date") (and, for the avoidance of doubt, Parent shall be entitled to provide one or more additional Extension Notices to delay the Closing to a date following such Designated Closing Date that is on or prior to October 10, 2018, in which event the date specified in such additional Extension Notice(s) shall be the Designated Closing

Date); provided, further, that if, on the Designated Closing Date, the conditions set forth in Article VI are not satisfied or waived (other than those conditions that by their nature are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions), then the Closing shall occur on the third Business Day following the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions) or on such other date as may be mutually agreed to in writing by the parties hereto. In the event that Parent elects to delay the Closing pursuant to the foregoing, all references to the "Closing Date" in this Agreement shall be deemed to refer to the date on which the Closing occurs.

              Section 1.6      Effects of the Mergers.

                            (a)      The Company Merger shall have the effects set forth in the DRULPA and the MRL. Without limiting the generality of the foregoing, and subject thereto, at the Company Merger Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub I shall vest in the Surviving Company, and all debts, liabilities, duties and obligations of the Company and Merger Sub I shall become the debts, liabilities, duties and obligations of the Surviving Company.

                            (b)      The Partnership Merger shall have the effects set forth in the DRULPA. Without limiting the generality of the foregoing, and subject thereto, at the Partnership Merger Effective Time, all the properties, rights, privileges, powers and franchises of the Partnership and Merger Sub II shall vest in the Surviving Partnership, and all debts, liabilities, duties and obligations of the Partnership and Merger Sub II shall become the debts, liabilities, duties and obligations of the Surviving Partnership.

              Section 1.7      Tax Consequences.    The parties intend that for U.S. federal, and applicable state and local, income tax purposes (a) the Company Merger shall be treated as a taxable sale by the Company of all of the Company's assets to Merger Sub I in exchange for the Company Share Merger Consideration, the Aggregate Preferred Share Redemption Amount and the assumption of all of the Company's liabilities, followed by a distribution of the Company Share Merger Consideration and the Aggregate Preferred Share Redemption Amount to the shareholders of the Company in complete liquidation of the Company pursuant to Section 331 and Section 562 of the Code, and that this Agreement be, and is hereby adopted as, a "plan of liquidation" of the Company for U.S. federal income tax purposes, and (b) the Partnership Merger shall be treated as (i) a taxable sale of the Partnership Units by the Cash-Out Limited Partners to Merger Sub I in exchange for the cash portion of the Partnership Unit Merger Consideration and (ii) a contribution of Partnership Units to the Surviving Partnership by the Roll-Over Limited Partners in exchange for New Partnership Preferred Units in a tax deferred transaction under Section 721 of the Code by each Roll-Over Limited Partner. In connection with the Partnership Merger, the capital accounts of the partners of the Partnership will be adjusted to reflect a revaluation of the Partnership property in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(f). The parties hereto agree not to take any position on any Tax Return that is inconsistent with the provisions of this Section 1.7 for all U.S. federal, and, if applicable, state and local tax purposes.

ARTICLE II.

MERGER CONSIDERATION; COMPANY SHARES; PARTNERSHIP UNITS

              Section 2.1      Company Share Merger Consideration; Effect on Company Shares.

                            (a)      Partnership Interest of Merger Sub I.    At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any holder thereof, each unit of partnership interest in Merger Sub I issued and outstanding immediately prior to the Company Merger

Effective Time shall remain as one issued and outstanding unit of partnership interest in the Surviving Company.

                            (b)      Company Share Merger Consideration; Conversion of Company Shares.    At the Company Merger Effective Time, by virtue of the Company Merger and without any action on the part of any holder thereof, each common share, par value $0.01 per share, of the Company (each, a "Company Share") (other than Excluded Shares, if any, and Company Shares under a Company Restricted Share Award) issued and outstanding immediately prior to the Company Merger Effective Time, subject to the terms and conditions set forth herein, shall automatically be converted into the right to receive an amount in cash equal to the sum of (i) Twenty-Seven Dollars and Fifty Cents ($27.50) plus (ii) the Additional Consideration, without interest (such sum, the "Per Company Share Merger Consideration"). The aggregate amount of cash payable to holders of Company Shares as the Per Company Share Merger Consideration is hereinafter referred to as the "Company Share Merger Consideration." The Per Company Share Merger Consideration shall be subject to adjustments as contemplated by Section 2.8 and Section 5.11.

                            (c)      Cancellation of Company Shares Owned by Parent, the Company or Merger Sub I. At the Company Merger Effective Time, each issued and outstanding Company Share that is owned by Parent or Merger Sub I or any Subsidiary of Parent, the Company or Merger Sub I immediately prior to the Company Merger Effective Time (collectively, the "Excluded Shares"), if any, shall automatically be canceled and retired and shall cease to exist, and no cash, Per Company Share Merger Consideration or other consideration shall be delivered or deliverable in exchange therefor.

                            (d)      Cancellation of Company Shares.    As of the Company Merger Effective Time, all Company Shares issued and outstanding immediately prior to the Company Merger Effective Time shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a Company Share (other than Excluded Shares, if any) shall cease to have any rights with respect to such interest, except the right to receive the Per Company Share Merger Consideration.

              Section 2.2      Partnership Unit Merger Consideration; Effect on Partnership Units.

                            (a)      Partnership Unit Merger Consideration; Conversion of Class A Partnership Units. At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any action on the part of any holder thereof, each Class A Partnership Unit, other than Excluded Units, issued and outstanding immediately prior to the Partnership Merger Effective Time, subject to the terms and conditions set forth herein, shall be converted into, and shall be canceled in exchange for, the right to receive an amount in cash equal to the Per Company Share Merger Consideration, without interest (the "Per Partnership Unit Merger Consideration"); provided, that in lieu of receiving the Per Partnership Unit Merger Consideration with respect to Class A Partnership Units held immediately prior to the Partnership Merger Effective Time and subject to a Unit Election, if but only if (x) the applicable Minority Limited Partner has effectively made and not revoked a valid election pursuant to Section 2.2(b) to receive New Partnership Preferred Units in respect thereof and (y) the issuance of such New Partnership Preferred Units would be exempt from registration under the Securities Act and applicable state and foreign securities laws, then each of such holder's Class A Partnership Units subject to a Unit Election shall be converted into one fully paid New Partnership Preferred Unit, without interest. The aggregate amount of cash payable as the Per Partnership Unit Merger Consideration, together with the New Partnership Preferred Units, is hereinafter referred to as the "Partnership Unit Merger Consideration" and, together with the Company Share Merger Consideration and the aggregate Per Company Share Merger Consideration payable in respect of Company Equity Awards pursuant to Section 2.3, the "Merger Consideration."

                            (b)      Election of New Partnership Preferred Units.    Subject to Section 2.2(b)(iv) and in accordance with Section 2.2(a), each eligible Minority Limited Partner shall be entitled, with respect to all or a portion of the Class A Partnership Units held immediately prior to the Partnership Merger Effective Time by such Minority Limited Partner (and as and to the extent specified by such Minority Limited Partner in the Minority Limited Partner's Form of Election), to make an unconditional election, on or prior to the Election Date, to receive in the Partnership Merger in lieu of the Per Partnership Unit Merger Consideration to which such Minority Limited Partner would otherwise be entitled, New Partnership Preferred Units (a "Unit Election") as follows:

                                            (i)       Parent shall prepare and deliver to the Partnership, as promptly as practicable following the date the Proxy Statement is first mailed to the shareholders of the Company and, in any event, not later than five (5) Business Days after the date on which the Proxy Statement is first mailed to the shareholders of the Company, and the Partnership shall mail to the Minority Limited Partners, a form of election, which form shall be subject to the reasonable approval of the Company (the "Form of Election"). The Form of Election may be used by each eligible Minority Limited Partner to designate such Minority Limited Partner's election to convert any Class A Partnership Units that will be held by such Minority Limited Partner immediately prior to the Partnership Merger Effective Time into New Partnership Preferred Units. Any such Minority Limited Partner's election to receive New Partnership Preferred Units shall be deemed to have been properly made only if Parent shall have received at its principal executive office, not later than 5:00 p.m., New York City time, on the date that is five (5) Business Days before the scheduled date of the Company Shareholders' Meeting (the "Election Date"), a Form of Election specifying that such Minority Limited Partner elects to receive New Partnership Preferred Units with respect to the Class A Partnership Units specified by such Minority Limited Partner in the Minority Limited Partner's Form of Election and otherwise properly completed and signed. The Form of Election shall state therein the date that constitutes the Election Date.

                                            (ii)      A Form of Election may be revoked by any Minority Limited Partner only by written notice received by Parent prior to 5:00 p.m., New York City time, on the Election Date. In addition, all Forms of Election shall be automatically revoked if the Partnership Merger has been abandoned.

                                            (iii)     The reasonable determination of Parent shall be binding as to whether or not elections to receive New Partnership Preferred Units have been properly made or revoked. If Parent determines that any election to receive New Partnership Preferred Units was not properly made, Parent shall notify such Minority Limited Partner of the improper election and provide a reasonable opportunity to such Minority Limited Partner to cure the improper election. If, following such reasonable period, the improperly made election remains uncured, the Class A Partnership Units with respect to which such election was not properly made shall be converted into Per Partnership Unit Merger Consideration in accordance with Section 2.2(a). Parent may, with the agreement of the Company, make such rules as are consistent with this Section 2.2(b) for the implementation of elections provided for herein as shall be necessary or desirable to fully effect such elections.

                                            (iv)     Each eligible Minority Limited Partner, as a condition to making a Unit Election with respect to such Minority Limited Partner's Partnership Units subject to a Unit Election, shall (x) represent to Parent that such holder is (1) an Accredited Investor (as such term is defined under Rule 501 promulgated under the Securities Act) and (2) not a "benefit plan investor" within the meaning of Section 3(42) of ERISA or other plan, account or arrangement (or entity whose assets constitute the assets of a plan, account or arrangement) that is subject to any Laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code, and (y) agree to be bound by the terms of the Amended Partnership Agreement as it will be in effect immediately following the Partnership Merger Effective Time (which agreement shall incorporate the terms of the New Partnership Preferred Units set forth in Exhibit B hereto and any other terms determined by Parent that are not inconsistent with the terms of the New Partnership Preferred Units and do not otherwise materially and adversely affect the holders of New Partnership Preferred Units).

                                            (v)      The Company and the Company Subsidiaries agree to reasonably cooperate with Parent in preparing any disclosure statement or other disclosure information to accompany the Form of Election, including information applicable to an offering of securities exempt from registration under the Securities Act pursuant to Rule 506 thereunder, each of which shall be subject to the reasonable approval of the Company.

                                            (vi)     Promptly after the Partnership Merger Effective Time, the Surviving Partnership shall deliver to each Minority Limited Partner entitled to receive New Partnership Preferred Units pursuant to the terms of Section 2.2(a) and (b), a notice confirming such Minority Limited Partner's record ownership of the New Partnership Preferred Units issuable pursuant hereto in respect of such Minority Limited Partner's Class A Partnership Units subject to a Unit Election.

                                            (vii)    Each Person that receives New Partnership Preferred Units pursuant to the terms of Section 2.2(a) and (b) shall automatically be admitted as a limited partner of the Surviving Partnership at the Partnership Merger Effective Time.

                            (c)      Partnership Units Held by the Company and Roll-Over Limited Partners.    At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any action on the part of the holder of any partnership interest in the Partnership, (i) each Partnership Unit held by the Company or any wholly owned Subsidiary of the Company immediately prior to the Partnership Merger Effective Time (collectively, the "Continuing Units") shall be unaffected by the Partnership Merger and shall remain outstanding as Partnership Units of the Surviving Partnership held by the Company and/or relevant wholly owned Subsidiaries of the Company and (ii) the Roll-Over Limited Partners shall own the number of New Partnership Preferred Units issued to them in the Partnership Merger.

                            (d)      Cancellation of Parent and Merger Sub II-Owned Partnership Units.    At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any action on the part of the holder of any partnership interest in the Partnership, each Partnership Unit held by Parent, Merger Sub II or any of their respective wholly owned Subsidiaries immediately prior to the Partnership Merger Effective Time (collectively, the "Cancelled Units" and, together with the Continuing Units, the "Excluded Units") shall automatically be canceled and shall cease to exist, with no consideration to be delivered or deliverable in exchange therefor.

                            (e)      Cancellation of Merger Sub II Interests.    At the Partnership Merger Effective Time, by virtue of the Partnership Merger and without any action on the part of any holder thereof, each partnership interest in Merger Sub II shall automatically be canceled and cease to exist, the holders thereof shall cease to have any rights with respect thereto, and no payment shall be made with respect thereto.

              Section 2.3      Treatment of Equity-Based Awards.

                            (a)      Company Restricted Share Awards.    Effective immediately prior to the Company Merger Effective Time, each award of restricted Company Shares (each, a "Company Restricted Share Award") granted under a Company Equity Plan that is outstanding immediately prior to the Company Merger Effective Time shall be cancelled, with the holder of each such Company Restricted Share Award becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash equal to (i) the number of Company Shares subject to the Company Restricted Share Award immediately prior to the Company Merger Effective Time multiplied by (ii) the Per Company Share Merger Consideration, less applicable withholding Taxes.

                      (b)      Company RSU Awards.    Effective immediately prior to the Company Merger Effective Time, each restricted share unit award covering Company Shares (each, a "Company RSU Award") granted under a Company Equity Plan that is outstanding immediately prior to the Company Merger Effective Time shall be cancelled, with the holder of each such Company RSU Award becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash equal to (i) the number of Company Shares subject to the Company RSU Award immediately prior to the Company Merger Effective Time multiplied by (ii) the Per Company Share Merger Consideration, less applicable withholding Taxes.

                      (c)       Company Options.    Effective immediately prior to the Company Merger Effective Time, each option to purchase Company Shares (each, a "Company Option") shall automatically be cancelled, with the holder of such Company Option becoming entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash equal to (i) the number of Company Shares subject to the Company Option immediately prior to the Company Merger Effective Time multiplied by (ii) the excess (if any) of the Per Company Share Merger Consideration over the per share exercise price applicable to the Company Option, less applicable withholding taxes.

                      (d)      Company LTIP Units.

                                    (i)        With respect to each LTIP Unit (as defined in the Partnership Agreement, each, a "Company LTIP Unit") that has vested in accordance with its terms prior to the Partnership Merger Effective Time (each, a "Vested LTIP Unit"), prior to the Partnership Merger Effective Time, the Company, as the general partner of the Partnership, shall exercise its right to cause a Forced Conversion (as defined in the Partnership Agreement) with respect to the maximum number of Vested LTIP Units then eligible for conversion, such that as of immediately prior to the Partnership Merger Effective Time, each Vested LTIP Unit shall be converted into one Class A Partnership Unit. For the avoidance of doubt, such Class A Partnership Units issued in respect of such Vested LTIP Units shall be treated as Class A Partnership Units for purposes of this Agreement and the holders of such Class A Partnership Units shall be treated as holders of Class A Partnership Units as described in Section 2.2.

                                    (ii)       With respect to each Company LTIP Unit that is unvested as of the Business Day prior to the Closing Date, (i) the Valuation Date (as defined in the award agreement applicable to such Company LTIP Units) will be deemed to occur on the Business Day immediately prior to the Closing Date, (ii) the Compensation Committee of the Company Board (the "Compensation Committee") shall determine the number of Company LTIP Units that vest as of such Valuation Date in accordance with the provisions of such award agreement that apply in connection with a Change-in-Control (as defined in the award agreement applicable to such Company LTIP Units) and (iii) such Company LTIP Units will vest, without proration, on the Business Day immediately prior to the Closing Date in accordance with the Compensation Committee's determination. For the avoidance of doubt, following such vesting, such Company LTIP Units shall be treated as described in Section 2.3(d)(i). Prior to the Closing Date, the Company shall provide written notice to Parent of the number of Company LTIP Units that vest pursuant to the foregoing, together with a reasonably detailed calculation showing how such number was determined by the Compensation Committee.

                      (e)      As soon as practicable following the date hereof, the Company shall take all actions with respect to the Company ESPP to provide that (i) with respect to any offering periods in effect as of the date hereof (the "Current ESPP Offering Period"), no employee who is not a participant in the Company ESPP as of the date hereof may become a participant in the Company ESPP; (ii) subject to the consummation of the Company Merger, the Company ESPP shall terminate immediately prior to the Company Merger Effective Time, (iii) if the Current ESPP Offering Period terminates prior to the Company Merger Effective Time, then the Company ESPP shall be suspended and no new offering period shall be commenced under the Company ESPP prior to the termination of this Agreement, and (iv) if the

Current ESPP Offering Period is still in effect at the Company Merger Effective Time, then the last day of such Current ESPP Offering Period shall be accelerated to a date before the Closing Date as specified by the Company Board or its designated committee in accordance with Section 18(b) of the Company ESPP.

                      (f)       Cash amounts payable to employees pursuant to Section 2.3(a), Section 2.3(b) and Section 2.3(c) shall be paid through the Company's payroll, less applicable withholding taxes, within ten (10) Business Days following the Closing Date. Notwithstanding anything to the contrary in this Section 2.3, any payment in respect of a Company RSU Award that, immediately prior to the Company Merger Effective Time, was subject to Section 409A of the Code, shall be made at such time is required to comply with Section 409A of the Code.

                      (g)      Prior to the Partnership Merger Effective Time, the Company shall take all actions necessary for the treatment of Company Equity Awards contemplated by this Section 2.3 and to ensure that, following the transactions contemplated by this Agreement, no Company Equity Awards shall exist (and no holder of any rights in respect thereof shall have any further rights other than as expressly contemplated by this Section 2.3).

       Section 2.4      Exchange of Certificates.

                      (a)      Paying Agent.    Prior to the Partnership Merger Effective Time, Parent shall appoint a bank or trust company reasonably satisfactory to the Company to act as Paying Agent (the "Paying Agent") for (i) the payment or exchange in accordance with this Article II of the Merger Consideration (other than any New Partnership Preferred Units to be issued in accordance with this Article II pursuant to the Unit Election and payments in respect of Company Equity Awards) and (ii) if Parent directs the Paying Agent to so act (provided, however, that if Parent does not direct the Paying Agent to so act, Parent shall so act), in Parent's discretion, the exchange of Class A Partnership Units subject to a Unit Election for New Partnership Preferred Units pursuant to and in accordance with Section 2.2. At or prior to the Partnership Merger Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent the cash portion of the Merger Consideration for the benefit of the holders of Company Shares and Class A Partnership Units, as applicable, and, if applicable, immediately following the Partnership Merger Effective Time, the New Partnership Preferred Units to be issued pursuant to and in accordance with Section 2.2, less the Per Company Share Merger Consideration to be paid in respect of Company Equity Awards (for the avoidance of doubt, the cash portion of the Merger Consideration payable in respect of Class A Partnership Units issued upon conversion of LTIP Units shall be deposited with the Paying Agent) which amount shall be paid directly to the Surviving Company (the cash portion of the Merger Consideration and, if applicable, any such New Partnership Preferred Units so deposited being referred to herein as the "Exchange Fund"). The Paying Agent shall make payments of the Company Share Merger Consideration and the Partnership Unit Merger Consideration out of the Exchange Fund in accordance with this Agreement, and the Exchange Fund shall not be used for any other purpose. Any and all interest earned on cash deposited in the Exchange Fund shall be paid to the Surviving Company.

                      (b)      Share and Unit Transfer Books.    On the Closing Date, the share transfer books of the Company and the unit transfer books of the Partnership shall be closed and thereafter there shall be no further registration of transfers of the Company Shares or Partnership Units (except for the transfer of Partnership Units owned by the Company in the Company Merger). From and after the Closing Date, the holders of any certificates (each such certificate, a "Certificate") representing ownership of the Company Shares or Partnership Units outstanding immediately prior to the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, or any book-entry shares (each such book-entry share, a "Book-Entry Share") or book-entry units (each such book-entry unit, a "Book-Entry Unit") representing Company Shares or Partnership Units outstanding immediately prior to the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, shall cease to have rights with respect to such shares or units, as applicable, except as otherwise provided for herein. On or after the Closing Date, any Certificates, Book-Entry Shares or Book-Entry Units presented to the Paying Agent, the Surviving Company or the Surviving Partnership in accordance with this Agreement shall be exchanged for the Per Company Share Merger Consideration, the Per Partnership Unit Merger Consideration or New Partnership Preferred Units, as applicable, with respect to the Company Shares or Partnership Units formerly represented thereby.

       Section 2.5      Exchange Procedures.

                      (a)      Procedure.    As soon as practicable after the Closing Date (but in any event within five (5) Business Days), the Surviving Company shall (i) cause the Paying Agent to mail to each holder of record of a Certificate or Certificates that, immediately prior to the Company Merger Effective Time, represented outstanding Company Shares or that, immediately prior to the Partnership Merger Effective Time, represented Partnership Units, which were converted into the right to receive or be exchanged for the Per Company Share Merger Consideration, the Per Partnership Unit Merger Consideration or New Partnership Preferred Units, as applicable, pursuant to Section 2.1 and Section 2.2: (x) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass to the Paying Agent, only upon delivery of the Certificates or affidavits of loss in lieu thereof in accordance with Section 2.5(f) to the Paying Agent, and which letter shall be in such form and have such other provisions as Parent and the Company may mutually agree and specify) and (y) instructions for use in effecting the surrender of the Certificates in exchange for the Per Company Share Merger Consideration, Per Partnership Unit Merger Consideration or New Partnership Preferred Units, as applicable, to which the holder thereof is entitled, and (ii) pay (or deliver, as applicable) the Per Partnership Unit Merger Consideration and any New Partnership Preferred Units to be paid or issued to holders of Class A Partnership Units, less any applicable income and employment withholding Taxes. Upon surrender of a Certificate for cancellation or affidavits of loss in lieu thereof in accordance with Section 2.5(f) to the Paying Agent or to such other agent or agents reasonably satisfactory to the Company as may be appointed by Parent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Paying Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the Per Company Share Merger Consideration, the Per Partnership Unit Merger Consideration or New Partnership Preferred Units, as applicable, payable or issuable in respect of the Company Shares or Partnership Units, as applicable, previously represented by such Certificate pursuant to the provisions of this Article II, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Shares or Partnership Units to a Person that is not registered in the transfer records of the Company or Partnership, payment may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other similar Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the reasonable satisfaction of Parent that such Tax has been paid or is not applicable. Notwithstanding anything to the contrary contained in this Agreement, no holder of Book-Entry Shares or Book-Entry Units shall be required to deliver a Certificate or letter of transmittal or surrender such Book-Entry Shares or Book-Entry Units to the Paying Agent. In lieu thereof, the holder of such Book-Entry Shares or Book-Entry Units shall automatically upon the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, be entitled to receive in exchange therefor the Per Company Share Merger Consideration, the Per Partnership Unit Merger Consideration or New Partnership Preferred Units, as applicable, payable in respect of the Company Shares or Partnership Units, as applicable, previously represented by such Book-Entry Shares or Book-Entry Units pursuant to the provisions of this Article II. Until surrendered, in the case of a Certificate, or paid, in the case of a Book-Entry Share or Book-Entry Unit, in each case, as contemplated by this Section 2.5, each Certificate, Book-Entry Share or Book-Entry Unit shall be deemed at any time after the Closing Date to represent only the right to receive, upon such surrender, the Per Company Share Merger Consideration, the Per

Partnership Unit Merger Consideration or New Partnership Preferred Units, as applicable, as contemplated by this Article II. No interest shall be paid or accrue for the benefit of the holders of the Certificates, Book-Entry Shares or Book-Entry Units on any cash payable hereunder.

                      (b)      No Further Ownership Rights in the Company Shares or Partnership Units.    On the Closing Date, holders of Company Shares or Partnership Units that are converted into the right to receive Per Company Share Merger Consideration, Per Partnership Unit Merger Consideration or New Partnership Preferred Units, as applicable, shall cease to be, and shall have no rights as, shareholders of the Company or limited partners of the Partnership other than the right to receive the Per Company Share Merger Consideration, Per Partnership Unit Merger Consideration or New Partnership Preferred Units, as applicable, as provided under this Article II. The Per Company Share Merger Consideration, the Per Partnership Unit Merger Consideration or the New Partnership Preferred Units, as applicable, paid, delivered or issued upon the surrender for exchange of Certificates representing Company Shares or Partnership Units, or automatically in the case of Book-Entry Shares or Book-Entry Units, in accordance with the terms of this Article II shall be deemed to have been paid, delivered or issued, as the case may be, in full satisfaction of all rights and privileges pertaining to the Company Shares or Partnership Units, as applicable, exchanged therefor.

                      (c)       Termination of Exchange Fund.    Any portion of the Exchange Fund that remains undistributed to the holders of the Certificates, Book-Entry Shares or Book-Entry Units for twelve (12) months after the Closing Date shall be delivered to the Surviving Company and any holders of Company Shares or Partnership Units prior to the Company Merger Effective Time or Partnership Merger Effective Time, as applicable, who have not theretofore complied with this Article II shall thereafter look only to the Surviving Company and only as general creditors thereof for payment of the Per Company Share Merger Consideration, the Per Partnership Unit Merger Consideration or the New Partnership Preferred Units, as applicable, upon compliance with the procedures set forth in Section 2.5(a) and subject to Section 2.5(d).

                      (d)      No Liability.    None of Parent, Merger Sub I, the Surviving Company, the Partnership, Merger Sub II, the Surviving Partnership, the Company or the Paying Agent, or any employee, officer, trustee, director, agent or affiliate thereof, shall be liable to any Person in respect of Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by holders of the Certificates, Book-Entry Shares or Book-Entry Units immediately prior to the time at which such amounts would otherwise escheat to, or become the property of, any Governmental Entity shall, to the extent permitted by applicable Law, become the property of the Surviving Company, free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.

                      (e)      Investment of Exchange Fund.    After the Closing Date, the Paying Agent shall invest any cash included in the Exchange Fund as directed by the Surviving Company. Any interest and other income resulting from such investments shall be paid to the Surviving Company. Until the termination of the Exchange Fund pursuant to Section 2.5(c), to the extent that there are losses with respect to such investments, or the cash portion of the Exchange Fund diminishes for other reasons below the level required to make prompt payments of the Company Share Merger Consideration or the cash portion of the Partnership Unit Merger Consideration as contemplated hereby, the Surviving Company shall promptly replace or restore the cash portion of the Exchange Fund lost through investments or other events so as to ensure that the cash portion of the Exchange Fund is, at all times, maintained at a level sufficient to make all such payments.

                      (f)       Lost Certificates.    If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed to the reasonable satisfaction of Parent and the Paying Agent and the taking of such other actions as may be reasonably requested by the Paying Agent, the Paying Agent (or, if subsequent to the termination of the Exchange Fund pursuant to, and subject to, Section 2.5(c), the Surviving Company) will issue, in exchange for such lost, stolen or destroyed Certificate, the Per Company Share Merger Consideration, the Per Partnership Unit Merger Consideration or the New Partnership Preferred Units, as applicable, payable in respect thereof, in accordance with this Agreement.

       Section 2.6      Withholding Rights.    Each of the Company, the Surviving Company, the Surviving Partnership, Parent, Merger Sub I, Merger Sub II and the Paying Agent, as applicable, shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment (and, with respect to Company Equity Awards, the vesting, cancellation or redemption of such Company Equity Awards, as applicable) under the Code, and the rules and regulations promulgated thereunder, or any applicable provision of state, local or foreign Tax Law. Any amounts so deducted and withheld by the Company, the Surviving Company, the Surviving Partnership, Parent, Merger Sub I, Merger Sub II and the Paying Agent shall be promptly paid over by such Person to the appropriate Governmental Entity in accordance with applicable Law. To the extent that amounts are so deducted and withheld and so paid over to the appropriate Governmental Entity, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. The Surviving Company shall pay or cause to be paid the income and employment withholding Taxes required to be paid in connection with the cancellation of Company Equity Awards pursuant to Section 2.3 to the appropriate Governmental Entity on behalf of the holders of Company Equity Awards within the time period required by applicable Law.

       Section 2.7      Dissenters' Rights.    No dissenters' or appraisal rights shall be available with respect to the Mergers.

       Section 2.8      Adjustment of Per Company Share Merger Consideration, Per Partnership Unit Merger Consideration or New Partnership Preferred Units.    In the event that, subsequent to the date of this Agreement but prior to the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, the Company Shares or the Partnership Units issued and outstanding shall, through a reorganization, recapitalization, reclassification, share dividend, share split, reverse share split or other similar change in the capitalization of the Company or the Partnership, as applicable, increase or decrease in number or be changed into or exchanged for a different kind or number of securities, then an appropriate and proportionate adjustment shall be made to the Per Company Share Merger Consideration, the Per Partnership Unit Merger Consideration and New Partnership Preferred Units, as applicable, to provide the holders the same economic effect as contemplated by this Agreement prior to such event; provided, however, that nothing set forth in this Section 2.8 shall be construed to supersede or in any way limit the prohibitions set forth in Section 5.1 hereof.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES

       Except (a) as disclosed in the Company SEC Documents furnished or filed prior to the date hereof (other than disclosures in the "Risk Factors" sections of any such filings and any disclosure of risks or other matters included in any "forward-looking statements" disclaimer or other statements that are cautionary, predictive or forward-looking in nature), or (b) as disclosed in the separate disclosure letter which has been delivered by the Company to Parent in connection with the execution and delivery of this Agreement, including the documents attached to or incorporated by reference in such disclosure letter (the "Company Disclosure Letter") (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall also be deemed to be disclosed with respect to any other section or subsection in this Agreement to which the relevance of such item is reasonably apparent on the face of such disclosure), the Company and the Partnership hereby jointly and severally represent and warrant to Parent, Merger Sub I and Merger Sub II as follows:

       Section 3.1      Organization and Qualification; Subsidiaries.

                     (a)      The Company is a real estate investment trust duly formed, validly existing and in good standing under the Laws of the State of Maryland. The Partnership is a limited partnership duly formed, validly existing and in good standing under the Laws of the State of Delaware. Each other Company Subsidiary is a corporation or other legal entity duly incorporated or organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept), as applicable, under the Laws of the jurisdiction of its incorporation or organization, except where the failure to be so existing and in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company and each Company Subsidiary has requisite real estate investment trust or other legal entity, as the case may be, power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted, except where the failure to have such power and authority would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company and each Company Subsidiary is duly qualified to do business and is in good standing in each jurisdiction (with respect to jurisdictions that recognize such concept) where the ownership, leasing or operation of its properties or assets or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

                     (b)      The Company has made available to Parent true and complete copies of (i) the declaration of trust of the Company (the "Company Charter"), (ii) the Amended and Restated Bylaws of the Company (the "Company Bylaws"), (iii) the Partnership Agreement and (iv) the Certificate of Limited Partnership, in each case as in effect as of the date hereof and together with all amendments thereto. Each of the Company Charter, the Company Bylaws, the Partnership Agreement and the Certificate of Limited Partnership was duly adopted and is in full force and effect, and neither the Company nor the Partnership is in violation of any of the provisions of such documents.

                     (c)      Section 3.1(c) of the Company Disclosure Letter sets forth a complete list of each Company Subsidiary, together with its jurisdiction of organization or incorporation and the ownership interest (and percentage interest) of the Company or a Company Subsidiary and any other Person, as applicable, in such Company Subsidiary.

                     (d)      Section 3.1(d) of the Company Disclosure Letter sets forth a complete list of Persons, other than the Company Subsidiaries, in which the Company or any Company Subsidiary has an equity interest as of the date of this Agreement recorded on the Company's most recent balance sheet in an amount in excess of $2,000,000 (a "JV Entity"), together with the Company's or applicable Company Subsidiary's ownership interests and stated percentage interests in each such entity.

       Section 3.2      Capitalization.

                     (a)      The authorized share capital of the Company consists of 490,000,000 Company Shares, and 10,000,000 preferred shares, $0.01 par value per share, of the Company (the "Company Preferred Shares"), of which 3,500,000 shares are classified as Company Series A Preferred Shares (the "Company Series A Preferred Shares"). As of May 4, 2018, (i) 160,785,498 Company Shares were issued and outstanding, all of which were duly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights (such number includes 365,721 Company Shares that are unvested outstanding Company Restricted Share Awards), and 3,500,000 Company Series A Preferred Shares were issued and outstanding, all of which were duly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights, (ii) no Company Shares or Company Preferred Shares were reserved for issuance except for an aggregate of 16,351,564 Company Shares reserved and available for future issuance under the Company Equity Plans, the Company ESPP, the Company's dividend reinvestment plan and the Company's "at-the-market" program, (iii) 67,984 Company Shares were underlying outstanding Company RSU Awards and (iv) 68,313 Company Shares were underlying Company Options.

                     (b)      All Company Shares to be issued pursuant to any Company Equity Award shall be, when issued, duly authorized, validly issued, fully paid and nonassessable, and free of preemptive rights. Section 3.2(b) of the Company Disclosure Letter sets forth the following information with respect to each Company Restricted Share Award, Company RSU Award, Company Option and Company LTIP Unit outstanding as of May 4, 2018: (i) the name of the holder of such Company Restricted Share Award, Company RSU Award, Company Option or Company LTIP Unit; (ii) the number of Company Shares subject to such Company RSU Award, or Company Option and the number of Company LTIP Units held by such holder; (iii) the date on which such Company Restricted Share Award, Company RSU Award, Company Option or Company LTIP Unit was granted; (iv) the extent to which such Company Restricted Share Award, Company RSU Award, Company Option or Company LTIP Unit is vested and/or non-forfeitable, as of May 4, 2018, and the times and extent to which such Company Restricted Share Award, or Company RSU Award (assuming target level and maximum performance to the extent applicable) or Company Option or Company LTIP Unit is scheduled to become vested and/or non-forfeitable thereafter; and (v) the exercise price per Company Share of such Company Option.

                     (c)      As of the date hereof, except as provided in Section 3.2(a) or (b) and except as set forth in Section 3.2(c) of the Company Disclosure Letter, there are no (i) outstanding securities of the Company or any Company Subsidiary convertible into or exchangeable for one or more shares of the share capital of, or other equity or voting interests in, the Company or any Company Subsidiary, (ii) options, warrants or other rights or securities issued or granted by the Company or any Company Subsidiary relating to or based on the value of the equity securities of the Company or any Company Subsidiary, (iii) Contracts that are binding on the Company or any Company Subsidiary that obligate the Company or any Company Subsidiary to issue, acquire, sell, redeem, exchange or convert any capital shares of, or other equity interests in, the Company or any Company Subsidiary, or (iv) outstanding restricted shares, restricted share units, share appreciation rights, performance shares, performance units, deferred share units, contingent value rights, "phantom" shares or similar rights issued or granted by the Company or any Company Subsidiary that are linked to the value of the Company Shares. Since the close of business on May 4, 2018 through the date hereof, the Company has not issued any Company Shares or other equity security (other than shares in respect of Company Equity Awards outstanding prior to such date). The Company does not have a shareholder rights plan in place. Except as set forth in Section 3.2(c) of the Company Disclosure Letter, the Company has not exempted any Person from the "Common Share Ownership Limit" or the "Preferred Share Ownership Limit" or established or increased an "Excepted Holder Limit," as such terms are defined in the Company Charter, which exemption or "Excepted Holder Limit" remains in effect. There are no outstanding bonds, debentures, notes or other Indebtedness of the Company or any of the Company Subsidiaries having the right to vote on any matters on which holders of capital stock or other equity interests of the Company or any of the Company Subsidiaries may vote. None of the Company Subsidiaries owns any Company Shares.

                     (d)      Except as provided in Section 3.2(f) and except as set forth in Section 3.2(d) of the Company Disclosure Letter, the Company or another Company Subsidiary owns, directly or indirectly, all of the issued and outstanding shares of share capital or other equity securities of each of the Company Subsidiaries, free and clear of any Liens other than transfer and other restrictions under applicable federal and state securities Laws and restrictions in the organizational documents of the Company or any Company Subsidiary, and all of such outstanding shares or other equity securities have been duly authorized and validly issued and are fully paid, nonassessable (as applicable) and free of preemptive rights. Except (i) pursuant to the Company Charter, (ii) pursuant to the Partnership Agreement, (iii) for equity securities and other instruments (including loans) in wholly owned Company Subsidiaries and (iv) as set forth in Section 3.2(d) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has any obligation to acquire any equity interest in another Person, or to make any investment (in each case, in the form of a loan, capital contribution or similar transaction) in, any other Person (including any Company Subsidiary).

                     (e)      Except as set forth in Section 3.2(e) of the Company Disclosure Letter and for transfer restrictions in the organizational documents of the Company or any Company Subsidiary, neither the Company nor any of the Company Subsidiaries is a party to any Contract with respect to the voting of, that restricts the transfer of or that provides registration rights in respect of, any capital shares or other voting securities or equity interests of the Company or any of the Company Subsidiaries.

                     (f)       The Company is the sole general partner of the Partnership. As of the date hereof, the Company holds 160,785,498 Class A Partnership Units and 3,500,000 Partnership Preferred Units. In addition to the Partnership Units held by the Company, as of the date hereof, (i) 5,300,343 issued and outstanding Class A Partnership Units were held by Persons other than the Company, (ii) 659,515 issued and outstanding Company LTIP Units were earned, vested and not subject to forfeiture and (iii) 1,161,628 issued and outstanding Company LTIP Units were unearned and unvested, but available to become earned and vested assuming achievement of "Maximum" performance levels (or 580,809 Company LTIP Units assuming achievement of "Target" performance levels) and, other than the foregoing specified numbers of units, no other units or equity interests in the Partnership are issued and outstanding. Each Class A Partnership Unit is redeemable in accordance with the Partnership Agreement in exchange for one Company Share or cash, at the Company's election. Section 3.2(f) of the Company Disclosure Letter sets forth a list as of the date hereof of all other holders of the Partnership Units (such holder's most recent address is on file with the Partnership's transfer agent, Broadridge Financial Solutions, Inc.), the number and type of such Partnership Units held. Except as set forth in Section 3.2(f) of the Company Disclosure Letter, as of the date hereof, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Partnership to issue, transfer or sell any partnership interests in the Partnership or any securities convertible into or exchangeable for any partnership interests in the Partnership. Except as set forth in Section 3.2(f) of the Company Disclosure Letter, and other than with respect to Company LTIP Units set forth in Section 3.2(b) of the Company Disclosure Letter and Partnership Preferred Units, there are no outstanding contractual obligations of the Partnership to issue, repurchase, redeem or otherwise acquire any partnership interests in the Partnership or any other securities convertible into or exchangeable for any partnership interest in the Partnership. Except as set forth in Section 3.2(f) of the Company Disclosure Letter, the Partnership Units that are owned by the Company are free and clear of any Liens other than any transfer and other restrictions under applicable federal and state securities Laws or the Partnership Agreement.

                     (g)      As of the date of this Agreement, there is no outstanding Indebtedness for borrowed money of the Company and the Company Subsidiaries in excess of $10,000,000 in principal amount, other than Indebtedness in the principal amounts identified by instrument in Section 3.2(g) of the Company Disclosure Letter.

       Section 3.3      Authority.

                     (a)      The Company has the requisite real estate investment trust power and authority to execute and deliver this Agreement and, subject to the receipt of the Company Requisite Vote, to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Company Board and, other than the Company Requisite Vote and the filing of the Company Merger Articles of Merger with the SDAT and the Company Merger Certificate with the DSOS, no additional trust proceedings on the part of the Company or any Company Subsidiary are necessary to authorize the execution, delivery and performance by the Company of this Agreement or the consummation of the transactions contemplated hereby by the Company. This Agreement has been duly executed and delivered by the Company and (assuming the due authorization, execution and delivery of this Agreement by each of Parent, Merger Sub I and Merger Sub II) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar Laws of general application, now or hereafter in effect, affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (clauses (i) and (ii) collectively, the "Bankruptcy and Equity Exception").

                     (b)      The Partnership has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Partnership and the consummation by the Partnership of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Partnership and the Company in its capacity as the sole general partner of the Partnership and, other than the filing of the Partnership Merger Certificate with the DSOS, no additional proceedings on the part of the Partnership are necessary to authorize the execution, delivery and performance by the Partnership of this Agreement or the consummation of the transactions contemplated hereby by the Partnership. This Agreement has been duly executed and delivered by the Partnership and (assuming the due authorization, execution and delivery of this Agreement by each of Parent, Merger Sub I and Merger Sub II) constitutes the valid and binding obligation of the Partnership enforceable against the Partnership in accordance with its terms, subject to the Bankruptcy and Equity Exception.

                     (c)      The Company Board has unanimously (i) approved and declared advisable the Mergers and the other transactions contemplated by this Agreement, (ii) approved the execution, delivery and performance of this Agreement and, subject to obtaining the Company Requisite Vote, the consummation by the Company of the transactions contemplated hereby, including the Mergers, (iii) directed that, subject to the terms and conditions of this Agreement, the Company Merger be submitted to the shareholders of the Company for their approval and (iv) resolved, subject to the terms and conditions of this Agreement, to recommend the approval of the Company Merger by the shareholders of the Company, in each case by resolutions duly adopted, which resolutions, except as permitted under Section 5.6, have not been subsequently rescinded, withdrawn or modified in a manner adverse to Parent.

       Section 3.4      No Conflict; Required Filings and Consents.

                     (a)      None of the execution, delivery or performance of this Agreement by the Company or the Partnership or the consummation by the Company or the Partnership of the transactions contemplated by this Agreement will: (i) subject to obtaining the Company Requisite Vote, conflict with or violate any provision of the Company Charter, the Company Bylaws, the Certificate of Limited Partnership or the Partnership Agreement, as applicable; (ii) (A) conflict with or violate any provision of the organizational documents of any Company Subsidiary (other than the Partnership) and (B) assuming that all consents, approvals and authorizations described in Section 3.4(b) have been obtained and all filings and notifications described in Section 3.4(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any Company Subsidiary, or any of their respective properties or assets; or (iii) require any consent, notice or approval under, violate, conflict with, result in any breach of, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration, notification, cancellation, purchase or sale under or result in the triggering of any payment or creation of a Lien (other than a Permitted Lien) upon any of the respective properties or assets (including rights) of the Company or any Company Subsidiary, pursuant to, any Contract to which the Company or any Company Subsidiary is a party (or by which any of their respective properties or assets (including rights) are bound) or any Company Permit, except, with respect to clauses (ii) and (iii), (x) as set forth in Section 3.4(a) of the Company Disclosure Letter, (y) contemplated by Section 2.3 or (z) as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

                              (b)       None of the execution, delivery or performance of this Agreement by the Company or the Partnership or the consummation by the Company or the Partnership of the transactions contemplated by this Agreement will require (with or without notice or lapse of time, or both) any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity by the Company or any Company Subsidiary or with respect to any of their respective properties or assets, other than (i) the filing, and acceptance for record, of the Company Merger Articles of Merger with the SDAT, (ii) the filing of the Partnership Merger Certificate with the DSOS, (iii) the filing of the Company Merger Certificate with the DSOS, (iv) compliance with, and such filings as may be required under, Environmental Laws, (v) compliance with the applicable requirements of the Exchange Act, (vi) filings as may be required under the rules and regulations of the New York Stock Exchange, (vii) compliance with any applicable federal or state securities or "blue sky" Laws, (viii) such consents, approvals, authorizations, permits, filings, registrations or notifications as may be required as a result of the identity of Parent or any of its affiliates, (ix) such filings as may be required in connection with the payment of any transfer and gain taxes and (x) where the failure to obtain such consents, approvals, authorizations or permits of, or to make such filings, registrations with or notifications to, any Governmental Entity would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

               Section 3.5      Company SEC Documents; Financial Statements.

                              (a)       Since January 1, 2016, the Company has filed with or otherwise furnished to the SEC all registration statements, prospectuses, forms, reports, definitive proxy statements, schedules and documents required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, together with all certifications required pursuant to the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act") (such documents and any other documents filed by the Company with the SEC, as they may have been supplemented, modified or amended since the time of filing, including those filed or furnished subsequent to the date hereof, collectively, the "Company SEC Documents"). As of their respective filing (or furnishing) dates or, if supplemented, modified or amended since the time of filing, as of the date of the most recent supplement, modification or amendment, the Company SEC Documents (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with all applicable requirements of the Exchange Act or the Securities Act, as the case may be, in each case as in effect on the date each such document was filed with or furnished to the SEC. None of the Company Subsidiaries (other than the Partnership) is currently subject to the periodic reporting requirements of the Exchange Act. The Company has made available to Parent all comment letters and all material correspondence between the SEC, on the one hand, and the Company or the Partnership, on the other hand, since January 1, 2016. As of the date hereof, there are no material outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents filed or furnished by the Company or the Partnership with the SEC and, as of the date hereof, to the Company's knowledge, none of the Company SEC Documents is the subject of ongoing SEC review. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules and regulations of the New York Stock Exchange. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company (including, in each case, any notes and schedules thereto) and the consolidated Company Subsidiaries included in or incorporated by reference into the Company SEC Documents (collectively, the "Company Financial Statements") (i) were prepared in accordance with generally accepted accounting principles as applied in the United States ("GAAP") (as in effect in the United States on the date of such Company Financial Statement) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by SEC rules and regulations) and (ii) present fairly, in all material respects, the financial position of the Company and the consolidated Company Subsidiaries and the results of their operations and their cash flows as of the dates and for the periods referred to therein (except as may be indicated in the notes thereto or, in the case of interim financial statements, for normal year-end adjustments).

                              (b)       The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) intended to provide reasonable assurances regarding the reliability of financial reporting for the Company and the Company Subsidiaries. The Company has designed disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) to provide reasonable assurance that material information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms and is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure.

               Section 3.6      Information Supplied.    The Proxy Statement will not, at the time the Proxy Statement is first mailed to the Company's shareholders, at the time of the Company Shareholders' Meeting or at the time of any amendment or supplement thereof, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement, insofar as it relates to the Company or the Company Subsidiaries or other information supplied by the Company for inclusion or incorporation by reference therein, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. Notwithstanding the foregoing, no representation or warranty is made by the Company or the Partnership with respect to statements made or incorporated by reference therein based on information supplied by Parent, Merger Sub I, Merger Sub II or any of their Representatives specifically for inclusion (or incorporation by reference) in the Proxy Statement.

               Section 3.7      Absence of Certain Changes.    Except as otherwise contemplated by this Agreement, since December 31, 2017 through the date hereof, (a) the Company, the Partnership and the Company Subsidiaries, taken as a whole, have conducted their respective businesses in all material respects in the ordinary course of business consistent with past practice, (b) there have not been any changes, events, state of facts or developments, that, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect and (c) except for regular quarterly cash dividends or other distributions on the Company Shares, Company Series A Preferred Shares, Partnership Preferred Units and Partnership Units, there has not been any declaration, setting aside for payment or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Company Shares, Partnership Units, Company Series A Preferred Shares or Partnership Preferred Units.

               Section 3.8      Undisclosed Liabilities.    Neither the Company nor any of the Company Subsidiaries has, or is subject to, any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) of a type required by GAAP as in effect on the date hereof to be set forth on a consolidated balance sheet of the Company and the Company Subsidiaries or in the notes thereto, other than liabilities and obligations (a) disclosed, reflected, reserved against or provided for in the consolidated balance sheet of the Company as of December 31, 2017 or in the notes thereto, (b) incurred in the ordinary course of business consistent with past practice in all material respects since December 31, 2017, (c) incurred or permitted to be incurred under this Agreement or incurred in connection with the transactions contemplated hereby, or (d) that otherwise would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

               Section 3.9      Permits; Compliance with Laws.

                              (a)       The Company and each Company Subsidiary is in possession of all franchises, authorizations, licenses, permits, certificates, variances, exemptions, approvals and orders of any Governmental Entity (each, a "Permit") necessary for the Company and each Company Subsidiary to own, lease and operate its properties and assets, and to carry on and operate its businesses as currently conducted as of the date hereof (the "Company Permits"), and all such Company Permits are in full force and effect, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. No suspension or cancellation of any Company Permits is pending or, to the knowledge of the Company, threatened in writing and no such suspension or cancellation will result from the transactions contemplated by this Agreement, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

                              (b)       The Company and each of the Company Subsidiaries is in compliance with all Laws applicable to the Company, the Company Subsidiaries and their respective businesses and properties or assets, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, no investigation, review or proceeding by any Governmental Entity with respect to the Company or any of the Company Subsidiaries or their operations is pending or, to the Company's knowledge, threatened in writing, and, to the Company's knowledge, no Governmental Entity has indicated an intention to conduct the same.

                              (c)       Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of the Company Subsidiaries, nor, to the Company's knowledge, any trustee, director, officer or employee of the Company or any of the Company Subsidiaries, has (i) knowingly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) unlawfully offered or provided, directly or indirectly, anything of value to (or received anything of value from) any foreign or domestic government employee or official or any other Person, or (iii) taken any action, directly or indirectly, that would constitute a violation in any material respect by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

               Section 3.10      Litigation.    Except as set forth in Section 3.10 of the Company Disclosure Letter and except for shareholder or derivative litigation that may be brought relating to this Agreement or the transactions contemplated hereby or events leading up to this Agreement, there is no suit, claim, action, investigation or proceeding which is against the Company or any Company Subsidiary (or any of their properties or assets) pending or, to the knowledge of the Company, threatened in writing that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary is subject to any outstanding order, writ, injunction, judgment or decree of any Governmental Entity or arbitrator unrelated to this Agreement that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. As of immediately prior to the date of this Agreement, there is no suit, claim, action or proceeding to which the Company or any Company Subsidiary is a party pending or, to the knowledge of the Company, threatened in writing seeking to prevent, hinder, modify, delay or challenge the Mergers or any of the other transactions contemplated by this Agreement.

               Section 3.11      Employee Benefits.

                              (a)        Section 3.11(a) of the Company Disclosure Letter sets forth a list of all material "employee benefit plans," as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), and all other material employee benefit plans or other benefit arrangements or payroll practices, including bonus plans, fringe benefits, executive compensation, consulting or other compensation agreements, change in control agreements, incentive, equity or equity-based compensation, deferred compensation arrangements, share purchase, severance pay, sick leave, vacation pay, salary continuation, hospitalization, medical benefits, life insurance, other welfare benefits, cafeteria, scholarship programs, trustees' benefit, bonus or other incentive compensation, which the Company or any Company Subsidiary or ERISA Affiliate sponsors, maintains, contributes to or has any obligation to contribute to or with respect to which the Company or any Company Subsidiary or ERISA Affiliate has any direct or indirect liability (each a "Company Employee Benefit Plan" and collectively, the "Company Employee Benefit Plans").

                              (b)       None of the Company Employee Benefit Plans is or has been subject to Title IV of ERISA, or is or has been subject to Sections 4063 or 4064 of ERISA, nor is the Company, any Company Subsidiary or any ERISA Affiliate obligated to contribute (and such entities have not, in the past six (6) years, had an obligation to contribute) to a multiemployer plan, as defined in Section 3(37) of ERISA (a "Multiemployer Plan"). Neither the Company nor any ERISA Affiliate has incurred any present or contingent liability under Title IV of ERISA, nor does any condition exist which would reasonably be expected to result in any such liability.

                              (c)       Correct and complete copies of the following documents, with respect to each of the Company Employee Benefit Plans (other than a Multiemployer Plan, of which there are none) have been made available to Parent by the Company: (i) plan and related trust documents, and amendments thereto (or, to the extent no such plan exists, a written summary of material terms); (ii) the most recent Form 5500 and schedules thereto, if applicable; (iii) the most recent Internal Revenue Service ("IRS") determination letter, if any; (iv) the current summary plan description and any material modifications thereto, if applicable; (v) the most recent financial statements and actuarial valuations, if applicable; and (vi) all material correspondence regarding the Company Employee Benefit Plan with any Governmental Entity.

                              (d)      Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and its ERISA Affiliates have performed all obligations required to be performed by them under all Company Employee Benefit Plans; (ii) the Company Employee Benefit Plans have been administered in compliance with their terms and the requirements of applicable Laws; (iii) all contributions and premium payments (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Company Employee Benefit Plans, including to any funds or trusts established thereunder or in connection therewith, have been made by the due date thereof, or, to the extent not yet due, will have been paid, or accrued in accordance with GAAP, prior to the Company Merger Effective Time; (iv) there are no actions, suits, arbitrations, investigations, audits or claims (other than routine claims for benefits) filed, or to the Company's knowledge, threatened in writing with respect to any Company Employee Benefit Plan; (v) the Company and its ERISA Affiliates have no liability as a result of any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) for any excise Tax or civil penalty, and (vi) none of the Company Employee Benefit Plans provide for continuing post-employment health, life insurance coverage or other welfare benefits for any participant or any beneficiary of a participant, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), or similar state Law, or except with respect to a contractual obligation to reimburse any premiums such Person may pay in order to obtain health coverage under COBRA.

                              (e)       Each of the Company Employee Benefit Plans which is intended to be "qualified" within the meaning of Section 401(a) of the Code has received a favorable opinion letter or determination letter from the IRS and, to the Company's knowledge, there is no fact which would adversely affect the qualified status of any such Company Employee Benefit Plan or the exemption of such trust.

                              (f)       Except as set forth in Section 3.11(f) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the Mergers will (either alone or in combination with any other event) (i) result in any payment becoming due, or increase the amount of compensation due, to any current or former Service Provider; (ii) increase any benefits otherwise payable under any Company Employee Benefit Plan; or (iii) result in the acceleration of the time of payment (including the funding of a trust) or vesting of any compensation or benefits from the Company or any Company Subsidiary to any current or former Service Provider. Without limiting the generality of the foregoing, except as set forth in Section 3.11(f) of the Company Disclosure Letter, no amount payable to any current or former Service Provider (whether in cash or property or as a result of accelerated vesting) as a result of the execution of this Agreement or the consummation of the transactions contemplated by this Agreement (either alone or in combination with any other event) would be nondeductible under Section 280G of the Code. Neither the Company nor any Company Subsidiary has any obligations to gross-up, indemnify or otherwise reimburse any current or former Service Provider for any Taxes incurred by such Service Provider, including, but not limited to, Taxes incurred under Section 409A or 4999 of the Code, or any interest or penalty related thereto.

               Section 3.12      Labor Matters.

                              (a)       Neither the Company nor any Company Subsidiary is party to any collective bargaining agreement or similar labor agreement (excluding personal services contracts).

                              (b)       (i) No employees of the Company or any of the Company Subsidiaries are represented by any labor organization; (ii) no labor organization or group of employees of the Company or any of the Company Subsidiaries has made a written demand to the Company or any Company Subsidiary for recognition or certification; (iii) there are no representation or certification proceedings or petitions seeking a representation proceeding presently filed, or to the Company's knowledge, threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority; (iv) to the Company's knowledge, there are no organizing activities involving the Company or any Company Subsidiary pending with any labor organization or group of employees of the Company or any Company Subsidiary; and (v) the Company and the Company Subsidiaries are not currently materially affected and have not been materially affected in the past by any actual or threatened work stoppage, strike or other labor disturbance.

                              (c)       Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no unfair labor practice charges, grievances or complaints filed or, to the Company's knowledge, threatened in writing by or on behalf of any employee or group of employees of the Company or any Company Subsidiary.

                              (d)      Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no complaints, charges or claims against the Company or any Company Subsidiary filed or, to the knowledge of the Company, threatened in writing to be brought or filed, with any Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any Company Subsidiary.

                              (e)       Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and each Company Subsidiary is in compliance with all Laws relating to the employment of labor, including all such Laws relating to wages, hours, the Worker Adjustment and Retraining Notification Act and any similar state or local "mass layoff" or "plant closing" Law ("WARN"), collective bargaining, discrimination, civil rights, affirmative action, safety and health, workers' compensation and the collection and payment of withholding and/or social security Taxes and any similar Tax; and (ii) there has been no "mass layoff" or "plant closing" as defined by WARN with respect to the Company or any Company Subsidiary within the last six (6) months.

               Section 3.13      Tax Matters.

                              (a)       The Company and each Company Subsidiary has timely filed (taking into account any extension of time within which to file) all income and all other material Tax Returns required to be filed by it and all such filed Tax Returns are correct, complete and accurate in all material respects. All material Taxes payable by or on behalf of the Company or any Company Subsidiary (whether or not shown on a Tax Return) have been fully and timely paid or adequately provided for in accordance with GAAP, and adequate reserves or accruals for Taxes have been provided in accordance with GAAP with respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing or for which Taxes are being contested in good faith. No power of attorney with respect to any Tax matter is currently in force.

                              (b)       The Company (i) for all taxable years commencing in 2004, the year with respect to which the Company first made the election to be treated as a REIT for U.S. federal income tax purposes, through December 31, 2017, has been organized and operated in conformity for qualification and taxation as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Code, (ii) has operated, and will continue to operate, in such a manner so as to enable it to qualify as a REIT from January 1, 2018 through the date of the Company Merger Effective Time, and (iii) has not taken or omitted to take any action which would reasonably be expected to result in the Company's failure to qualify as a REIT, and no challenge to the Company's status or qualification as a REIT is pending or, to the Company's knowledge, threatened in writing. Section 3.13(b) of the Company Disclosure Letter sets forth each Company Subsidiary and its classification for U.S. federal income tax purposes as of the date hereof. Each entity that is listed in Section 3.13(b) of the Company Disclosure Letter as a partnership, joint venture, or limited liability company has, since the later of the date of its formation and the date on which the Company acquired an interest in such entity, been treated for U.S. federal income tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation. Each entity that is listed in Section 3.13(b) of the Company Disclosure Letter as a corporation has, since the later of the date of its formation or the date on which the Company acquired an interest in such entity, been treated for U.S. federal income tax purposes as a REIT, a "qualified REIT subsidiary" pursuant to Section 856(i) of the Code (a "QRS") or a "taxable REIT subsidiary" pursuant to Section 856(l) of the Code (a "TRS") as set forth on such schedule. Each entity that is listed in Section 3.13(b) of the Company Disclosure Letter as a REIT has been, since the date of its formation, treated as a REIT for U.S. federal income tax purposes. Neither the Company nor any Company Subsidiary holds any asset the disposition of which would be subject to rules similar to Section 1374 of the Code (or otherwise result in any "built-in gains" Tax under Section 337(d) of the Code and the applicable Treasury Regulations thereunder).

                              (c)       Since January 1, 2013, the Company and the Company Subsidiaries have not incurred (i) any liability for Taxes under Sections 857(b), 857(f), 860(c) or 4981 of the Code or Section 337(d) of the Code (and the applicable Treasury Regulations thereunder) or (ii) any other material liability for Taxes that have become due and that have not been previously paid other than in the ordinary course of business. Since January 1, 2013, neither the Company nor any Company Subsidiary (other than a TRS or any subsidiary of a TRS) has engaged at any time in any "prohibited transaction" within the meaning of Section 857(b)(6) of the Code. Since January 1, 2013, neither the Company nor any Company Subsidiary has engaged in any transaction that would give rise to "redetermined rents, redetermined deductions and excess interest" described in Section 857(b)(7) of the Code. To the knowledge of the Company, no event has occurred, and no condition or circumstance exists, which presents a material risk that any material Tax described in the preceding sentences will be imposed on the Company or any Company Subsidiary.

                              (d)       Section 3.13(d) of the Company Disclosure Letter sets forth the Tax Protection Agreements currently in force and there are no other Tax Protection Agreements currently in force.

                              (e)       Each of the Company and the Company Subsidiaries: (i) is not currently the subject of any audits, examinations, investigations or other proceedings in respect of any material Tax or Tax matter by any Governmental Entity; (ii) has not received any notice in writing from any Governmental Entity that such an audit, examination, investigation or other proceeding is contemplated or pending; (iii) has not waived any statute of limitations in respect of material Taxes or agreed to any extension of time with respect to a material Tax assessment or deficiency; (iv) has not received a request for waiver of the time to assess any material Taxes, which request is still pending; (v) is not contesting any liability for material Taxes before any Governmental Entity; (vi) to the knowledge of the Company, is not subject to a claim or deficiency for any material Tax which has not been satisfied by payment, settled or been withdrawn; (vii) to the knowledge of the Company, is not subject to a claim by a Governmental Entity in a jurisdiction where the Company or such Company Subsidiary does not file Tax Returns that the Company or such Company Subsidiary is or may be subject to material taxation by that jurisdiction; (viii) has no outstanding requests for any Tax ruling from any Governmental Entity and has not received a Tax ruling; and (ix) is not the subject of a "closing agreement" within the meaning of Section 7121 of the Code (or any comparable agreement under applicable state, local or foreign Tax Law).

                              (f)       The Company and the Company Subsidiaries (i) have complied in all material respects with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes, (ii) have duly and timely withheld from employee salaries, wages and other compensation and have paid over to the appropriate Governmental Entity all material amounts required to be withheld and paid over on or prior to the due date thereof under all applicable Laws, (iii) have in all material respects properly completed and timely filed all IRS Forms W-2 and 1099 required thereof, and (iv) have collected and remitted to the appropriate Governmental Entity all material sales and use Taxes, or have been furnished properly completed exemption certificates and have in all material respects maintained all such records and supporting documents in a manner required by all applicable sales and use Tax statutes and regulations.

                              (g)       The Company has made available to Parent correct and complete copies of (i) all U.S. federal and other material Tax Returns of the Company and the Company Subsidiaries relating to the taxable periods ending since the Company's taxable year ending on December 31, 2014 and (ii) any audit report issued within the last four (4) years relating to any Taxes due from or with respect to the Company or any Company Subsidiaries.

                              (h)      Neither the Company nor any of the Company Subsidiaries: (i) has agreed to make any material adjustment pursuant to Section 481(a) of the Code, (ii) has any knowledge that the IRS has proposed, in writing, such an adjustment or a change in accounting method with respect to the Company or any Company Subsidiary or (iii) has any application pending with the IRS or any other Governmental Entity requesting permission for any change in accounting method.

                              (i)         Neither the Company nor any other Person on behalf of the Company or any Company Subsidiary has requested any extension of time within which to file any income Tax Return, which income Tax Return has since not been filed.

                              (j)         Neither the Company nor any Company Subsidiary is a party to any Tax indemnity, allocation or sharing agreement or similar agreement or arrangement, other than (i) the Tax Protection Agreements listed in Section 3.13(d) of the Company Disclosure Letter, (ii) any agreement or arrangement between the Company and any Company Subsidiary, and (iii) provisions in commercial contracts not primarily relating to Taxes.

                              (k)       The Company has set forth in Section 3.13(k) of the Company Disclosure Letter a list of all Reportable Transactions in which the Company or any Company Subsidiary has participated. Each of the Company and the Company Subsidiaries have disclosed to the IRS on the appropriate Tax Returns any Reportable Transaction in which it has participated. Each of the Company and the Company Subsidiaries have retained all documents and other records pertaining to any Reportable Transaction in which it has participated, including documents and other records listed in Treasury Regulation Section 1.6011-4(g) and any other documents and other records which are related to any Reportable Transaction in which it has participated but not listed in Treasury Regulation Section 1.6011-4(g).

                              (l)        In the past two (2) years, neither the Company nor any Company Subsidiary has been a "distributing corporation" or a "controlled corporation" in a distribution in which the parties to such distribution treated the distribution as one to which Section 355 of the Code is applicable.

                              (m)     Neither the Company nor any Company Subsidiary: (i) is or has ever been a member of an affiliated group of corporations filing a consolidated federal income Tax Return or (ii) has any liability for the Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of any state, local, or foreign Law), or as a transferee or successor.

               Section 3.14      Real Property.

                              (a)       Subject to the immediately succeeding sentence, Section 3.14(a) of the Company Disclosure Letter lists the common street address for all real property owned by the Company or any Company Subsidiary in fee as of the date hereof, and the Company Subsidiary owning such real property (such real property interests are, as the context may require, individually or collectively referred to as the "Owned Real Property"). Except as set forth in Section 3.14(a) of the Company Disclosure Letter, and except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company or a Company Subsidiary has good and valid fee simple title to all Owned Real Property, in each case free and clear of all Liens except for Permitted Liens.

                              (b)       Subject to the immediately succeeding sentence, Section 3.14(b)(i) of the Company Disclosure Letter lists the common street address for all real property in which a Company Subsidiary holds as lessee or sublessee a ground lease or ground sublease interest in any real property (as the context may require, individually or collectively, the "Ground Leased Real Property"), and each ground lease (or ground sublease) pursuant to which the Company or any Company Subsidiary is a lessee (or sublessee) as of the date hereof, including each amendment or guaranty or any other agreement related thereto (individually, a "Ground Lease" and collectively, "Ground Leases") and the applicable Company Subsidiary holding such leasehold interest. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company or a Company Subsidiary holds a valid leasehold or subleasehold interest in the Ground Leased Real Property free and clear of all Liens except for Permitted Liens. Section 3.14(b)(ii) of the Company Disclosure Letter lists any Company Real Property subject to a PILOT arrangement.

                              (c)       Subject to the immediately succeeding sentence, Section 3.14(c) of the Company Disclosure Letter lists the common street address for all real property in which a Company Subsidiary holds as a lessee or sublessee a leasehold or sublease interest (excluding the Ground Leases) (as the context may require, individually or collectively, the "Company Leased Real Property"), each lease or sublease of such real property pursuant to which a Company Subsidiary holds as a lessee or sublessee a leasehold or sublease interest, including each amendment, guaranty or any other agreement relating thereto ("Company Leases") and the applicable Company Subsidiary holding such leasehold or sublease interest. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company or a Company Subsidiary holds a valid leasehold or subleasehold interest as a lessee or sublessee in the Company Leased Real Property free and clear of all Liens except for Permitted Liens. True and complete copies of the Company Leases have been made available to Parent.

                              (d)      The operating budget set forth in Section 3.14(d)(i) of the Company Disclosure Letter (the "Operating Budget") discloses, as of the date hereof, the budgeted operating expenses of the Company and the Company Subsidiaries for industrial, office and retail portfolios through December 31, 2018 (the "Operating Expenses"), excluding Capital Expenditures not directly related to corporate activities. The development expenditure budgets (the "Development Expenditure Budget") in Section 3.14(d)(ii) of the Company Disclosure Letter disclose, as of the date hereof, the budgeted amount of all expenditures and fundings (capital or otherwise) (the "Development Expenditures") by Company Real Property, anticipated to be funded on a quarter-to-quarter basis through December 31, 2018 and annually through project completion by or on behalf of the Company or any Company Subsidiary, in connection with renovations, construction projects, restorations, developments and redevelopments and any projects that are in pre-development (collectively, the "Development Projects"), on, relating to or adjacent to any Company Real Property, in each case, in excess of $500,000 per Development Project or in an aggregate amount per Company Real Property in excess of $1,000,000. The capital expenditure budget in Section 3.14(d)(iii) of the Company Disclosure Letter (the "Capital Expenditure Budget") discloses, as of the date hereof, the budgeted amount of all allowances (including tenant allowances), expenditures and fundings (other than those relating to Development Projects which are shown on the Development Expenditure Budget) (the "Capital Expenditures") by Company Real Property, budgeted to be funded annually through project completion by or on behalf of the Company or any Company Subsidiary, in each case with respect to each project or line item, in excess of $500,000 or in an aggregate amount per Company Real Property in excess of $1,000,000. Section 3.14(d)(iv) of the Company Disclosure Letter (the "Space Lease Commission Schedule"), sets forth the amount of brokerage commissions or fees per Company Real Property that are now due or which would reasonably be expected to become due from the Company or any Company Subsidiary with respect to any individual Company Lease or Company Space Lease as of the date hereof.

                              (e)       Except for such discrepancies, errors or omissions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the rent rolls for the Company Real Properties dated as of May 1, 2018 (the "Rent Rolls"), which have previously been made available to Parent, as such Rent Rolls have been supplemented by the information set forth in Section 3.14(e) of the Company Disclosure Letter, list each lease, sublease, ground lease or other occupancy agreement to which the Company or its Subsidiaries are party as landlord with respect to each of the applicable Company Real Properties (such leases, together with all amendments, modifications, supplements, renewals, extensions, guarantees and other agreements related thereto, the "Company Space Leases"). To the knowledge of the Company, the Company has made available to Parent correct and complete copies of all Company Space Leases as of the date hereof. Except as set forth in Section 3.14(e) of the Company Disclosure Letter, neither the Company nor any Company Subsidiaries, on the one hand, nor, to the knowledge of the Company, any other party, on the other hand, is in default under any Material Space Lease, except for defaults that are disclosed in the Rent Rolls or that do not have or would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. As of the date hereof, no termination option has been exercised in writing under any of the Material Space Leases that would result in a full or partial termination of such Material Space Lease after the date hereof except as disclosed in Section 3.14(e) of the Company Disclosure Letter.

                              (f)       Except for those contracts or agreements set forth in Section 3.14(f) of the Company Disclosure Letter and the Company Material Contracts, neither the Company nor any Company Subsidiary has entered into any contract or agreement (collectively, the "Participation Agreements") with any Person other than the Company or a wholly-owned Company Subsidiary (the "Participation Party") which provides for a right of such Participation Party to participate, invest, join, partner, have any material interest in (whether characterized as a contingent fee, profits interest, equity interest or otherwise) or have the right to any of the foregoing in any proposed or anticipated investment opportunity, joint venture, partnership or any other current or future transaction or property in which the Company or any Company Subsidiary has or will have a material interest, including those transactions or properties identified, sourced, produced or developed by such Participation Party (a "Participation Interest"). Section 3.14(f) of the Company Disclosure Letter sets forth all of the Company Real Properties which are held by the Company, a Company Subsidiary or a JV Entity in respect of which any Participation Party currently has a Participation Interest, and setting forth the Joint Venture Agreements or Participation Agreements, as the case may be, pertaining thereto.

                              (g)       Except as set forth in Company Space Leases or in Section 3.14(g) of the Company Disclosure Letter or disclosed in the Company Material Contracts, neither the Company nor any Company Subsidiary is a party to any material agreement pursuant to which a Person other than the Company or any wholly-owned Company Subsidiary manages or manages the development of any of the Company Real Properties (a "Third Party").

                              (h)      Except as set forth in Section 3.14(h) of the Company Disclosure Letter, neither the Company nor any of the Company Subsidiaries is a party to any material agreement pursuant to which the Company or any of the Company Subsidiaries manages, is a development manager of or is the leasing agent of any real properties for any Third Party.

                              (i)        As of the date hereof, (i) neither the Company nor any Company Subsidiary has exercised any Transfer Right with respect to any real property or Person in an amount in excess of $2,000,000, individually or in the aggregate, which transaction has not yet been consummated and (ii) no Third Party has exercised in writing any Transfer Right with respect to any Company Subsidiary or Company Real Property, which transaction has not yet been consummated.

                              (j)         Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the knowledge of the Company, as of the date hereof, none of the Company or any of the Company Subsidiaries has received any written notice to the effect that any condemnation or rezoning proceedings are pending or threatened with respect to any of the Company Real Properties. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and the Company Subsidiaries have good and valid title to, or a valid and enforceable leasehold interest in, all material personal property held or used by them at the Company Real Property, free and clear of all Liens other than Permitted Liens.

                              (k)        Section 3.14(k) of the Company Disclosure Letter lists each real property or leasehold interest in any ground lease (or sublease) conveyed, transferred, assigned or otherwise disposed of by the Company or any Company Subsidiary (if a Company Subsidiary at the time of such conveyance, transfer, assignment or disposition) since January 1, 2014, except for easements or similar interests. Other than as set forth in Section 3.14(k) of the Company Disclosure Letter, to the knowledge of the Company, as of the date hereof, none of the Company or any of the Company Subsidiaries has received any written notice of any outstanding claims under any Prior Sale Agreements which would reasonably be expected to result in liability to the Company or any Company Subsidiary in an amount, in the aggregate, in excess of $2,000,000. To the Company's knowledge, none of the Company or any of the Company Subsidiaries has received any written notice of any outstanding violation of any Law, including zoning regulation or ordinance, building or similar law, code, ordinance, order or regulation, for any Company Real Property, in each case which has had, or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

       Section 3.15      Environmental Matters.    Except as set forth in Section 3.15 of the Company Disclosure Letter or as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

                      (a)      (i) The Company and each Company Subsidiary are and have been in compliance with those Environmental Laws applicable to their respective operations (including possessing and complying with any required Environmental Permits), and at all times during the Company's and each Company Subsidiary's ownership or operation of any Company Real Property, such Company Real Property has been (and with respect to former Subsidiaries of the Company and properties formerly owned, leased or operated by the Company or any Company Subsidiary or any former Subsidiaries of the Company, to the knowledge of the Company or any Company Subsidiary, was during the period owned, leased or operated by any of them) in compliance with all applicable Environmental Laws (including possessing and complying with any required Environmental Permits); (ii) there are no administrative or judicial proceedings relating to Environmental Laws pending or, to the knowledge of the Company, threatened against the Company, any Company Subsidiary any Company Real Property, or, to the knowledge of the Company, any properties formerly owned, leased or operated by the Company or any Company Subsidiary or any former Subsidiaries of the Company; (iii) neither the Company nor any Company Subsidiary has received any written notice, demand, letter or claim, in any case, alleging that the Company or such Company Subsidiary is in violation of, or liable under, any Environmental Law and, to the knowledge of the Company, no such notice, demand or claim has been threatened; and (iv) each Environmental Permit required of the Company, any Company Subsidiary, and any Company Real Property is valid and in effect and the renewal of such Environmental Permit has been timely re-applied for.

                      (b)      (i) Neither the Company nor any Company Subsidiary has received any written notice, demand or claim alleging liability on the part of the Company or any Company Subsidiary as a result of a Release of Hazardous Substances; (ii) Hazardous Substances are not present in, at, on or under any of the Company Real Property, either as a result of the operations of the Company or any Company Subsidiary or otherwise, and to the knowledge of the Company are not present in, at, on or under any other real property for which the Company or any Company Subsidiary could reasonably be expected to be liable, in a quantity or condition that, in either case, would reasonably be expected to result in a liability under Environmental Laws on the part of the Company or any Company Subsidiary; and (iii) there are, to the Company's knowledge, no wetlands (as that term is defined under Section 404 of the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1344, and all implementing regulations) at any Company Real Property, nor is any Company Real Property subject to any current or, to the knowledge of the Company, threatened environmental deed restriction, use restriction, institutional or engineering control or order or agreement with any Governmental Entity or any other restriction of record.

       Section 3.16      Intellectual Property.

                      (a)      Except as set forth in Section 3.16 of the Company Disclosure Letter or as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and the Company Subsidiaries own or have the right to use in the manner currently used all Patents, Trademarks, Copyrights, and Trade Secrets (the "Intellectual Property Rights") used by the Company or any Company Subsidiary in, and that are material to, the business of the Company and the Company Subsidiaries as currently conducted (the "Company Intellectual Property Rights") and (ii) neither the Company nor any of the Company Subsidiaries has received, in the twelve (12) months preceding the date hereof, any written charge, complaint, claim, demand or notice challenging the validity of or right to use any of the Company Intellectual Property Rights. To the Company's knowledge, no other Person has infringed any Company Intellectual Property Rights during the twelve (12) months preceding the date hereof, except for any such infringement as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

                      (b)      To the knowledge of the Company, the conduct of the business of the Company and the Company Subsidiaries as currently conducted does not infringe upon any Intellectual Property Rights of any other Person, except for any such infringement that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of the Company Subsidiaries has received, in the twelve (12) months preceding the date hereof, any written charge, complaint, claim, demand or notice alleging any such infringement of the Intellectual Property Rights of any other Person by the Company or any of the Company Subsidiaries that has not been settled or otherwise fully resolved, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

       Section 3.17      Contracts.

                      (a)      All Contracts, including amendments thereto, required to be filed as an exhibit to any report of the Company filed on or after January 1, 2017 pursuant to the Exchange Act of the type described in Item 601(b)(10) of Regulation S-K promulgated by the SEC have been filed. All such filed Contracts shall be deemed to have been made available to Parent.

                      (b)      Other than the Contracts described in Section 3.17(a), Section 3.17(b) of the Company Disclosure Letter sets forth a complete list, in each case as of the date hereof, of each Contract (or the accurate description of principal terms in case of oral Contracts), including all amendments, supplements and side letters thereto that modify each such Contract in any material respect, to which the Company or any of the Company Subsidiaries is a party or by which it is bound or to which any of their respective assets are subject (other than any of the foregoing solely between the Company and any of the wholly owned Company Subsidiaries or solely between any wholly-owned Company Subsidiaries) that:

                                    (i)        is a limited liability company agreement, partnership agreement or joint venture agreement or similar Contract (including Joint Venture Agreements) with a third party;

                                    (ii)       is a Material Space Lease, Ground Lease or Material Company Lease;

                                    (iii)      contains covenants of the Company or any of the Company Subsidiaries purporting to limit, in any material respect, either the type of business in which the Company or any of the Company Subsidiaries or any of their affiliates may engage or the geographic area in which any of them may so engage, other than exclusive lease provisions, non-compete provisions and other similar leasing restrictions entered into by the Company or a Company Subsidiary in the ordinary course of business consistent with past practice, contained in the Material Company Leases or contained in other recorded documents by which real property was conveyed by the Company to any user;

                                    (iv)      evidences Indebtedness for borrowed money (A) in excess of $10,000,000 of the Company or any of the Company Subsidiaries, whether unsecured or secured or (B) secured by Company Real Property (such Indebtedness described in clauses (A) and (B), the "Existing Indebtedness" and such Contracts, the "Existing Loan Documents");

                                    (v)       provides for the pending purchase, sale, assignment, ground leasing or disposition of or Transfer Right to purchase, sell, dispose of, assign or ground lease, in each case, by merger, purchase or sale of assets or stock or otherwise, directly or indirectly, any real property (including any Company Real Property or any portion thereof);

                                    (vi)      except for any capital contribution requirements as set forth in the organizational documents of any Person set forth in Section 3.17(b)(vi) of the Company Disclosure Letter or in any Joint Venture Agreements, (x) requires the Company or any Company Subsidiary to make any investment (in each case, in the form of a loan, capital contribution or similar transaction) in any Company

Subsidiary or other Person in excess of $2,000,000 or (y) evidences a loan (whether secured or unsecured) made to any other Person in excess of $1,000,000;

                                    (vii)     relates to the settlement (or proposed settlement) of any pending or threatened suit or proceeding, other than any settlement that provides solely for the payment of less than $1,000,000 in cash (net of any amount covered by insurance or indemnification that is reasonably expected to be received by the Company or any Company Subsidiary);

                                    (viii)    with any current executive officer, trustee or director of the Company or any of the Company Subsidiaries, any shareholder of the Company beneficially owning 5% or more of outstanding Company Shares or, to the Company's knowledge, any member of the "immediate family" (as such term is defined in Item 404 of Regulation S-K promulgated under the Securities Act) of any of the foregoing; or

                                    (ix)      is not described in clauses (i) through (viii) above and calls for or guarantees (A) aggregate payments by the Company and the Company Subsidiaries of more than $7,500,000 over the remaining term of such Contract or (B) annual aggregate payments by the Company and the Company Subsidiaries of more than $5,000,000.

       Each Contract of a type described in clauses (a) and (b) of this Section 3.17 is referred to herein as a "Company Material Contract." To the knowledge of the Company, the Company has made available to Parent true and complete copies of all Company Material Contracts as of the date hereof, including amendments and supplements thereto.

                     (c)      (i) Neither the Company nor any Company Subsidiary is in (or has received any written claim of) breach of or default under the terms of any Company Material Contract, and, to the knowledge of the Company, no event has occurred that with notice or lapse of time or both would constitute a breach or default thereunder by the Company or any Company Subsidiary, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (ii) to the knowledge of the Company, no other party to any Company Material Contract is in breach of or default under the terms of any Company Material Contract where such breach or default would reasonably be expected to have a Company Material Adverse Effect, and (iii) as of the date of this Agreement each Company Material Contract is a valid and binding agreement of the Company or a Company Subsidiary, as applicable, and, to the knowledge of the Company, the other parties thereto and is in full force and effect, subject to the Bankruptcy and Equity Exception, in each case except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

       Section 3.18      Opinion of Financial Advisor.    The Company Board has received the opinion of Morgan Stanley & Co. LLC, to the effect that, as of the date of such opinion and based upon and subject to the various matters, limitations, qualifications and assumptions set forth therein, the Merger Consideration to be received by the holders of Company Shares pursuant to this Agreement is fair, from a financial point of view, to such holders.

       Section 3.19      Takeover Statutes.    The Company has taken all action required to be taken by it in order to exempt this Agreement and the Mergers from, and this Agreement and the Mergers are exempt from, the requirements of any "moratorium", "control share", "fair price", "affiliate transaction", "business combination" or other takeover Laws and regulations in the MRL, the Maryland General Corporation Law or the DRULPA (collectively, "Takeover Statutes").

       Section 3.20      Vote Required.    Subject to the redemption of the Company Series A Preferred Shares in accordance with the Company Series A Preferred Share Redemption, the affirmative vote of the holders of Company Shares entitled to cast not less than a majority of all of the votes entitled to be cast on the matter at the Company Shareholders' Meeting is the only vote required of the holders of any shares of the share capital or other equity securities of the Company to approve the Company Merger and the other transactions contemplated by this Agreement (the "Company Requisite Vote"). Other than the Partnership Approval (which has been obtained), no vote or consent of the holders of any Partnership Units is necessary to approve the Partnership Merger, the Company Merger or the other transactions contemplated by this Agreement and no dissenters or appraisal rights will be available to any holder of Partnership Units.

       Section 3.21      Insurance.    Section 3.21 of the Company Disclosure Letter sets forth a correct and complete list of the material insurance policies held by, or for the benefit of the Company or any of the Company Subsidiaries as of the date of this Agreement, including the insurer under such policies and the type of and amount of coverage thereunder. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) all insurance policies maintained by the Company and the Company Subsidiaries are in full force and effect, (b) all premiums due and payable thereon have been paid, and (c) neither the Company nor any Company Subsidiary is in breach of or default under any of such insurance policies. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since December 31, 2017, the Company has not received written notice of termination or cancellation or denial of coverage with respect to any insurance policy or written notice of failure to renew any such insurance policy or refusal of coverage thereunder or any other notice that such policies are no longer in full force or effect or that the issuer of any such policy is no longer willing or able to perform its obligations thereunder.

       Section 3.22      Investment Company Act.    Neither the Company nor any of the Company Subsidiaries is required to be registered as an investment company under the Investment Company Act of 1940, as amended.

       Section 3.23      Brokers.    Neither the Company nor any Company Subsidiary has entered into any agreement or arrangement entitling any broker, finder, investment banker or financial advisor (other than Morgan Stanley & Co. LLC and Eastdil Secured, L.L.C.) to any broker's or finder's fee or other fee or commission in connection with the Mergers. The Company has furnished to Parent true and complete copies of all Contracts between the Company and Morgan Stanley & Co. LLC, and between the Company and Eastdil Secured, L.L.C., relating to the transactions contemplated by this Agreement, which agreements disclose all fees payable thereunder.

       Section 3.24      Acknowledgement of No Other Representations or Warranties.    Except for the representations and warranties in this Article III, neither the Company, the Partnership nor any Person on behalf of the Company or the Partnership makes any express or implied representation or warranty with respect to the Company, the Partnership or any other Company Subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, or any estimates, projections, forecasts and other forward-looking information or business and strategic plan information regarding the Company, the Partnership and the other Company Subsidiaries or with respect to any other information provided or made available to Parent, Merger Sub I or Merger Sub II or their respective Representatives in connection with the Mergers or the other transactions contemplated by this Agreement (including any information, documents, projections, forecasts, estimates, predictions or other material made available to Parent, Merger Sub I or Merger Sub II or their respective Representatives in "data rooms," management presentations or due diligence sessions in expectation of the Mergers or the other transactions contemplated by this Agreement), and each of Parent, Merger Sub I and Merger Sub II acknowledge the foregoing. In particular, and without limiting the generality of the foregoing, except for the representations and warranties in this Article III neither the Company, the Partnership nor any other Person makes or has made any express or implied representation or warranty to Parent, Merger Sub I, Merger Sub II or any of their respective Representatives with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company, the Partnership, any of the other Company Subsidiaries or their respective businesses or (b) any oral or written information presented to Parent, Merger Sub I, Merger Sub II or any of their respective Representatives in the course of their due diligence investigation of the Company and the Partnership, the negotiation of this Agreement or the course of the Mergers or the other transactions contemplated by this Agreement. The Company and the Partnership hereby acknowledge that, except for the representations and warranties expressly set forth in Article IV, neither Parent, Merger Sub I, Merger Sub II nor any of their affiliates, nor any other Person on behalf of any of them, has made or is making any other express or implied representation or warranty with respect to Parent, Merger Sub I, Merger Sub II or any of their respective affiliates or their respective business or operations, including with respect to any information provided or made available to the Company, the Partnership or any of their respective affiliates or Representatives. Except with respect to the representations and warranties expressly set forth in Article IV or any breach of any covenant or other agreement of Parent, Merger Sub I or Merger Sub II contained herein, the Company and the Partnership hereby acknowledge that neither the Parent, Merger Sub I, Merger Sub II, nor any of their affiliates, nor any other Person on their behalf, will have or be subject to any liability or indemnification obligation to the Company, the Partnership or any of their affiliates on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon the delivery, dissemination or any other distribution to the Company, the Partnership or any of their respective affiliates or Representatives, or the use by the Company, the Partnership or any of their respective affiliates or Representatives, of any information, documents, projections, forecasts, estimates, predictions or other material made available to the Company, the Partnership or any of their respective affiliates or their respective Representatives in expectation of the Mergers or the other transactions contemplated by this Agreement. Notwithstanding the foregoing, the provisions of this Section 3.24 do not limit the express representations and obligations of the Guarantor contained in the Guaranty.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PARENT, MERGER SUB I AND MERGER SUB II

       Parent, Merger Sub I and Merger Sub II hereby jointly and severally represent and warrant to the Company and the Partnership as follows:

       Section 4.1      Organization.

                     (a)      Parent is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware. Parent is duly qualified or licensed to do business as a foreign entity and is in good standing under the Laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed would not reasonably be expected to prevent or materially delay, individually or in the aggregate, the ability of Parent, Merger Sub I or Merger Sub II to consummate the Mergers. Parent has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. The certificate of limited partnership of Parent is in full force and effect, and no dissolution, revocation or forfeiture proceedings regarding Parent have been commenced.

                     (b)      Merger Sub I is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware. Merger Sub I is duly qualified or licensed to do business as a foreign entity and is in good standing under the Laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed would not reasonably be expected to prevent or materially delay, individually or in the aggregate, the ability of Parent, Merger Sub I or Merger Sub II to consummate the Mergers. Merger Sub I has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. The certificate of limited partnership of Merger Sub I is in full force and effect, and no dissolution, revocation or forfeiture proceedings regarding Merger Sub I have been commenced.

                     (c)      Merger Sub II is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware. Merger Sub II is duly qualified or licensed to do business as a foreign entity and is in good standing under the Laws of any other jurisdiction in which the character of the properties owned, leased or operated by it therein or in which the transaction of its business makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed would not reasonably be expected to prevent or materially delay, individually or in the aggregate, the ability of Parent, Merger Sub I or Merger Sub II to consummate the Mergers. Merger Sub II has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. The certificate of limited partnership and partnership agreement of Merger Sub II are in full force and effect, and no dissolution, revocation or forfeiture proceedings regarding Merger Sub II have been commenced.

                     (d)      Parent was formed solely for the purpose of engaging in the transactions contemplated hereby, and it has not conducted any business prior to the date hereof and has no, and prior to the Partnership Merger Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the transactions contemplated by this Agreement.

       Section 4.2      Authority.    Each of Parent, Merger Sub I and Merger Sub II has the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by each of Parent, Merger Sub I and Merger Sub II and the consummation by them of the transactions contemplated hereby have been duly authorized by all necessary limited partnership action on the part of Parent, Merger Sub I and Merger Sub II, as applicable, and, other than the filing, and acceptance for record, of the Company Merger Articles of Merger with the SDAT, the filing of the Company Merger Certificate with the DSOS and the filing of the Partnership Merger Certificate with the DSOS, no additional limited partnership proceedings on the part of Parent, Merger Sub I or Merger Sub II are necessary to authorize the execution, delivery and performance of this Agreement by each of them or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent, Merger Sub I and Merger Sub II and (assuming the due authorization, execution and delivery of this Agreement by the Company and the Partnership) constitutes the valid and binding obligation of each of Parent, Merger Sub I and Merger Sub II enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception.

       Section 4.3      No Conflict; Required Filings and Consents.

                     (a)      None of the execution, delivery or performance of this Agreement by Parent, Merger Sub I or Merger Sub II or the consummation by Parent, Merger Sub I or Merger Sub II of the transactions contemplated by this Agreement will: (i) conflict with or violate any provision of the certificate of limited partnership or partnership agreement of each of Parent, Merger Sub I or Merger Sub II; (ii) assuming that all consents, approvals and authorizations described in Section 4.3(b) have been obtained and all filings and notifications described in Section 4.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Parent, Merger Sub I or Merger Sub II or any of their respective properties or assets; or (iii) require any consent or approval under, violate, conflict with, result in any breach of, or constitute a default under (with or without notice or lapse of time, or both), or result in termination or give to others any right of termination, vesting, amendment, acceleration, notification, cancellation, purchase or sale under, or result in the triggering of any payment or creation of a Lien (other than a Permitted Lien) upon any of the respective properties or assets of Parent,

Merger Sub I or Merger Sub II pursuant to, any Contract to which Parent, Merger Sub I or Merger Sub II is a party (or by which any of their respective properties or assets is bound) or any Permit held by it or them, except, with respect to clauses (ii) and (iii), as would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent, Merger Sub I or Merger Sub II to consummate the Mergers.

                     (b)      None of the execution, delivery or performance of this Agreement by Parent, Merger Sub I or Merger Sub II or the consummation by Parent, Merger Sub I or Merger Sub II of the transactions contemplated by this Agreement will require (with or without notice or lapse of time, or both) any consent, approval, authorization or permit of, or filing or registration with or notification to, any Governmental Entity with respect to Parent, Merger Sub I, Merger Sub II or any of their respective properties or assets, other than (i) the filing and acceptance for record of the Company Merger Articles of Merger with the SDAT, (ii) the filing of the Company Merger Certificate with the DSOS, (iii) the filing of the Partnership Merger Certificate with the DSOS, (iv) compliance with, and such filings as may be required under, Environmental Laws, (v) compliance with the applicable requirements of the Exchange Act, (vi) such filings as may be required in connection with the payment of any transfer and gain taxes and (vii) where the failure to obtain such consents, approvals, authorizations or permits of, or to make such filings, registrations with or notifications to, any Governmental Entity would not, individually or in the aggregate, reasonably be expected to prevent or materially delay the ability of Parent, Merger Sub I or Merger Sub II to consummate the Mergers.

       Section 4.4      Litigation.    As of the date hereof, there is no suit, claim, action or proceeding to which Parent or any of its Subsidiaries is a party pending or, to the knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries that would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby. As of the date hereof, none of Parent or any of its Subsidiaries is subject to any outstanding order, writ, injunction, judgment or decree that, individually or in the aggregate, would reasonably be expected to prevent or materially delay the consummation of the transactions contemplated hereby.

       Section 4.5      Brokers.    No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by the Company or any of its affiliates or any of their respective shareholders in connection with the Mergers based upon arrangements made by and on behalf of Parent, Merger Sub I, Merger Sub II or any of their Subsidiaries.

       Section 4.6      Information Supplied.    None of the information supplied or to be supplied by Parent, Merger Sub I or Merger Sub II or any of their Representatives specifically for inclusion (or incorporation by reference) in the Proxy Statement will, at the time the Proxy Statement is first mailed to the Company's shareholders or at the time of the Company Shareholders' Meeting, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

       Section 4.7      Merger Sub I and Merger Sub II.

                     (a)      All of the issued and outstanding limited partner interests in Merger Sub I are, and immediately prior to the Company Merger Effective Time will be, owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent. Merger Sub I GP is, and immediately prior to the Company Merger Effective Time will be, the sole general partner of Merger Sub I. Merger Sub I was formed solely for the purpose of engaging in the transactions contemplated hereby, and it has not conducted any business prior to the date hereof and has no, and prior to the Company Merger Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the transactions contemplated by this Agreement.

                      (b)      All of the issued and outstanding limited partner interests in Merger Sub II are, and, immediately prior to the Partnership Merger Effective Time will be, owned by Merger Sub I or its direct or indirect wholly-owned Subsidiary to be designated by Parent prior to the Partnership Merger Effective Time. Merger Sub II GP is, and immediately prior to the Partnership Merger Effective Time will be, the sole general partner of Merger Sub II. Merger Sub II was formed solely for the purpose of engaging in the transactions contemplated hereby, and it has not conducted any business prior to the date hereof and has no, and prior to the Partnership Merger Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the transactions contemplated by this Agreement.

                      (c)       None of Parent, Merger Sub I or Merger Sub II or any of their respective Subsidiaries beneficially owns (as defined in Rule 13d-3 under the Exchange Act) any Company Shares or Partnership Units or any securities that are convertible into or exchangeable or exercisable for Company Shares or Partnership Units, or holds any rights to acquire or vote any Company Shares or Partnership Units, other than pursuant to this Agreement. None of Parent, Merger Sub I or Merger Sub II or any of their respective Subsidiaries, or the "affiliates" or, to the knowledge of Parent, the "associates" of any such Person, is, nor at any time during the last five (5) years has been, an "interested stockholder" of the Company, in each case as defined in Section 3-601 of the Maryland General Corporation Law.

       Section 4.8      Sufficient Funds.

                      (a)      Parent has delivered to the Company a true and complete copy of the fully executed commitment letter dated May 6, 2018 (the "Equity Commitment Letter"), between Parent and the other party thereto (the "Equity Investor") pursuant to which the Equity Investor has committed, subject only to the terms and conditions thereof, to invest in Parent the amounts set forth therein on the Closing Date (the "Equity Financing").

                      (b)      Assuming the Equity Financing is funded in accordance with the Equity Commitment Letter, the accuracy of the representations and warranties set forth in this Agreement and the performance in all material respects by the Company and the Partnership of their obligations under this Agreement, at the Closing Parent will have sufficient cash on hand to consummate the transactions contemplated by this Agreement and satisfy all of its obligations under this Agreement, including the payment of the Merger Consideration, any fees and expenses of or payable by Parent, Merger Sub I, Merger Sub II or the Surviving Company, any payments in respect of equity compensation obligations required to be made in connection with the Mergers, and any repayment or refinancing of any outstanding Indebtedness of Parent, the Company, and their respective Subsidiaries required in connection therewith.

                      (c)       The Equity Commitment Letter is in full force and effect and has not been (and will not be prior to the Closing or valid termination of this Agreement) withdrawn, terminated or rescinded or otherwise amended, supplemented or modified (or is contemplated to be amended, supplemented or modified) in any respect. The Equity Commitment Letter, in the form delivered to the Company, constitutes the valid and binding obligation of all the parties thereto, enforceable against Parent and the Equity Investor in accordance with and subject to its terms and conditions, except as enforceability may be limited by the Bankruptcy and Equity Exception. There are no side letters or other Contracts or arrangements relating to the Equity Commitment Letter. No event has occurred which, with or without notice, lapse of time or both, could constitute a default or breach by Parent under any term, or a failure of any condition, of the Equity Commitment Letter or otherwise result in any portion of the Equity Financing contemplated thereby to be unavailable on the date on which the Closing should occur pursuant to Section 1.5. Assuming the accuracy of the representations and warranties set forth in this Agreement, the performance in all material respects by the Company and the Partnership of their obligations under this Agreement and the satisfaction of the conditions to Closing set forth in Section 6.1 and Section 6.2, Parent does not have any reason to believe that it or the Equity Investor would be unable to satisfy on a timely basis any term or condition of the Equity Commitment Letter required to be satisfied by Parent or the Equity Investor, as applicable. Parent has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Equity Commitment Letter on or before the date of this Agreement. There are no conditions precedent or other contingencies related to the investing of the full amount of the Equity Financing, other than as expressly set forth in the Equity Commitment Letter. In no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Equity Financing or the Debt Financing) by Parent, Merger Sub I, Merger Sub II or any of their respective affiliates or any other financing or other transactions be a condition to any of Parent's, Merger Sub I's or Merger Sub II's obligations under this Agreement.

       Section 4.9      Guaranty.    Concurrently with the execution of this Agreement, Parent has delivered the Guaranty to the Company. The Guaranty is in full force and effect, has not been withdrawn or terminated or otherwise amended, supplemented or modified in any respect, and constitutes the valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with and subject to its terms and conditions, except as enforceability may be limited by the Bankruptcy and Equity Exception. No event has occurred which, with or without notice, lapse of time or both, could constitute a default on the part of the Guarantor under such Guaranty. The provisions of this Section 4.9 do not limit the express representations of the Guarantor contained in the Guaranty.

       Section 4.10      Solvency.    Assuming that (a) the conditions to the obligation of Parent, Merger Sub I and Merger Sub II to consummate the Mergers have been satisfied or waived, (b) the representations and warranties set forth in Article III are true and correct, and (c) the financial projections or forecasts provided by the Company to Parent prior to the date hereof have been prepared in good faith on assumptions that were and continue to be reasonable, then at and immediately following the Company Merger Effective Time and after giving effect to all of the transactions contemplated by this Agreement, including the funding of the Equity Financing, Parent, the Surviving Company and each Subsidiary of the Surviving Company, including the Surviving Partnership, will be Solvent. Parent, Merger Sub I and Merger Sub II are not entering into the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors.

       Section 4.11      Absence of Certain Arrangements.    None of Parent, Merger Sub I or Merger Sub II nor any of their affiliates has entered into any Contract with any bank or investment bank or other potential provider of debt or equity financing on an exclusive basis in connection with any transaction involving the Company or the Partnership (or otherwise on terms that would prohibit such provider from providing or seeking to provide such financing to any third party in connection with a transaction relating to the Company or any of the Company Subsidiaries), except for such actions to which the Company has previously agreed in writing. Other than this Agreement, the Guaranty and the Confidentiality Agreement, as of the date hereof, there are no Contracts or any commitments to enter into any Contract between Parent, Merger Sub I or Merger Sub II or any of their respective controlled affiliates, on the one hand, and any trustee, officer, employee or shareholder of the Company or the Partnership, on the other hand, relating to the transactions contemplated by this Agreement or the operations of the Surviving Company after the Company Merger Effective Time or the Surviving Partnership after the Partnership Merger Effective Time.

       Section 4.12      Acknowledgement of No Other Representations and Warranties.    Parent, Merger Sub I and Merger Sub II hereby acknowledge that, except for the representations and warranties expressly set forth in Article III, neither the Company, the Partnership nor any of their affiliates, nor any other Person on behalf of the Company or the Partnership, has made or is making any other express or implied representation or warranty with respect to the Company, the Partnership or any of their respective affiliates or their respective business or operations, including with respect to any information provided or made available to Parent, Merger Sub I, Merger Sub II or any of their respective affiliates or Representatives. Except with respect to the representations and warranties expressly set forth in Article III or any breach of any covenant or other agreement of the Company or the Partnership contained herein, Parent, Merger Sub I and Merger Sub II hereby acknowledge that neither the Company, the Partnership, nor any of their affiliates, nor any other Person on their behalf, will have or be subject to any liability or indemnification obligation to Parent, Merger Sub I or Merger Sub II or any of their affiliates on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon the delivery, dissemination or any other distribution to Parent, Merger Sub I, Merger Sub II or any of their respective affiliates or Representatives, or the use by Parent, Merger Sub I, Merger Sub II or any of their respective affiliates or Representatives, of any information, documents, projections, forecasts, estimates, predictions or other material made available to Parent, Merger Sub I or Merger Sub II or their respective affiliates and Representatives, including in "data rooms," management presentations or due diligence sessions, in expectation of the Mergers or the other transactions contemplated by this Agreement. Each of Parent, Merger Sub I, Merger Sub II and their respective affiliates and Representatives have relied on the results of their own independent investigation and the representations and warranties expressly set forth in Article III.

ARTICLE V.

COVENANTS AND AGREEMENTS

       Section 5.1      Conduct of Business by the Company Pending the Mergers.    During the period from the date of this Agreement to the earlier of the Partnership Merger Effective Time and the termination of this Agreement in accordance with Section 7.1 (the "Interim Period"), except as otherwise expressly contemplated or permitted by this Agreement or as required by Law, the Company shall, and shall cause each Company Subsidiary to, in all material respects, use commercially reasonable efforts (i) to carry on their respective businesses in the ordinary course of business consistent with the Operating Budget, the Capital Expenditure Budget, the Development Expenditure Budget and the unconsolidated joint venture budget as set forth in Section 5.1(x) of the Company Disclosure Letter and past practice, (ii) to maintain and preserve substantially intact their respective current business organizations, (iii) to retain the services of their respective current officers and key employees, (iv) to preserve their goodwill and relationships with tenants and others having business dealings with them and (v) to preserve their assets and properties in good repair and condition (normal wear and tear excepted). Without limiting the generality of the foregoing, during the Interim Period, the Company will not, and the Company shall cause each Company Subsidiary not to (except as expressly permitted or expressly contemplated by this Agreement or as expressly contemplated by the transactions contemplated hereby, as required by Law, as set forth in Section 5.1 of the Company Disclosure Letter, to the extent requested by Parent pursuant to Section 5.12 or otherwise, or to the extent that Parent shall otherwise consent in writing, which consent shall not be unreasonably withheld, delayed or conditioned):

                     (a)      (i) amend the Company Charter or Company Bylaws, Certificate of Limited Partnership, Partnership Agreement, or similar organizational or governance documents of the Company or the Partnership or (ii) amend the organizational or governance documents of any other wholly-owned Company Subsidiary, other than in the ordinary course of business consistent with past practice;

                     (b)      authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any shares of any class, partnership interests or any equity equivalents (including any share options or share appreciation rights) or any other securities convertible into or exchangeable for any shares, partnership interests or any equity equivalents (including any share options or share appreciation rights), except for the issuance or sale of shares of Company Shares (i) pursuant to the exercise or vesting or redemption of Company Equity Awards outstanding on the date hereof and disclosed in Section 3.2(b) of the Company Disclosure Letter or issuances pursuant to the Company ESPP in accordance with Section 2.3(e), (ii) issuable upon exchange or redemption of Partnership Units in accordance with the terms of the Partnership Agreement or (iii) as set forth in Section 5.1(b) of the Company Disclosure Letter;

                     (c)      (i) split, combine or reclassify any of their respective share capital, partnership interests or other equity interests; (ii) except (A) as permitted pursuant to Section 5.11, (B) for (1) the payment of dividends or distributions declared prior to the date of this Agreement and (2) the declaration and payment in the ordinary course of business of regular quarterly cash dividends or other distributions on the Company Series A Preferred Shares and the Partnership Preferred Units in an amount not to exceed a quarterly rate of (x) $0.44531 per Company Series A Preferred Share and (y) $0.44531 per Partnership Preferred Unit and (3) the payment of dividends earned but not yet paid as of the date of this Agreement to holders of Company LTIP Units under the 2016 and 2017 LTIP plans set forth in Section 5.1(c) of the Company Disclosure Letter, (C) in transactions between the Company and one or more wholly-owned Company Subsidiaries or solely between wholly-owned Company Subsidiaries or (D) for distributions by any Company Subsidiary that is not wholly owned, directly or indirectly, by the Company, in accordance with the requirements of the organizational documents of such Company Subsidiary, authorize, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of their respective share capital, partnership interests or other equity interests or make any actual, constructive or deemed distribution in respect of any shares of their respective share capital, partnership interests or other equity interests or otherwise make any payments to equityholders in their capacity as such; (iii) redeem, repurchase or otherwise acquire, directly or indirectly, any of their respective securities or any securities of any of their respective Subsidiaries, except in the case of clause (iii), (x) as may be required by the Company Charter or the Partnership Agreement, (y) the withholding of Company Shares from a Company Equity Award or acquisition of Company Shares from a holder of a Company Equity Award, in each case, in satisfaction of tax withholding obligations or in payment of the applicable exercise price in accordance with the terms of the applicable Company Equity Plan or (z) as may be reasonably necessary for the Company to maintain its status as a REIT under the Code or avoid the payment of any income or excise tax; or (iv) enter into any Contract with respect to the voting or registration of any capital share or equity interest of the Company or any Company Subsidiary;

                     (d)      subject to the provisions of Section 5.6, authorize, recommend, propose or announce an intention to adopt or effect, or adopt or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, conversion, restructuring, recapitalization or other reorganization;

                     (e)      other than as set forth in Section 5.1(e) of the Company Disclosure Letter, (i) incur, assume, refinance or guarantee any Indebtedness for borrowed money or issue any debt securities, or assume or guarantee any Indebtedness for borrowed money of any Person, except (x) for borrowings and guarantees under the Company's or any of the Company Subsidiaries' Existing Loan Documents in the ordinary course of business consistent with past practice, (y) in connection with transactions permitted pursuant to Section 5.1(j) or (z) Indebtedness in an amount not to exceed $10,000,000 in the aggregate and is not secured, directly or indirectly, by Company Real Property (provided that in the case of clauses (y) and (z) such Indebtedness shall be prepayable at any time without penalty or premium), (ii) prepay, refinance or amend any Indebtedness, except for (A) repayments under the Company's existing credit facilities in the ordinary course of business consistent with past practice (specifically excluding the loans secured, directly or indirectly, by any Company Real Property), and (B) mandatory payments under the terms of any Indebtedness in accordance with its terms or (iii) make loans, advances or capital contributions to or investments in any Person (other than (x) as required by any Joint Venture Agreement or (y) as permitted pursuant to Section 5.1(o));

                     (f)       create or suffer to exist any material Lien (other than Permitted Liens) on shares of stock, partnership interests or other equity interests of any Company Subsidiary;

                     (g)      except as required by the terms of any Company Employee Benefit Plan, as set forth in Section 5.1(g) of the Company Disclosure Letter, or as expressly otherwise contemplated by this Agreement, (i) enter into, adopt, amend or terminate any Company Employee Benefit Plan, (ii) enter into, adopt, amend or terminate any agreement, arrangement, plan or policy between the Company or any Company Subsidiary and one or more of their employees with an annual base salary of $150,000 or above or trustees, (iii) except for increases or payments in the ordinary course of business consistent with past practice with respect to any employee with an annual base salary below $150,000, increase in any manner the compensation or fringe benefits of any employee, officer or trustee, (iv) grant to any officer, trustee, director or employee the right to receive any new severance, change of control or termination pay or termination benefits or any increase in the right to receive any severance, change of control or termination pay or termination benefits, (v) except in the ordinary course of business consistent with past practice with respect to any employee with an annual base salary below $150,000, enter into any new employment, loan, retention, consulting, indemnification, change-in-control, termination or similar agreement, (vi) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or Company Employee Benefit Plan (including, but not limited to, the grant of stock options, stock appreciation rights, stock-based or stock-related awards, performance units or restricted stock, long-term incentive plan units), (vii) hire any new employee other than with respect to employees with prospective total compensation of not more than $150,000, or (viii) take any action to fund, accelerate or in any way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or Company Employee Benefit Plan;

                     (h)      except as set forth in Section 5.1(h) of the Company Disclosure Letter or pursuant to Section 5.12, (i) other than in the ordinary course of business, sell, transfer, assign, dispose of, pledge or encumber (other than Permitted Liens) any material personal property, equipment or assets (other than as set forth in clause (ii) below) of the Company or any Company Subsidiary or (ii) except in connection with the incurrence of any Indebtedness permitted to be incurred by the Company pursuant to Section 5.1(e), sell, transfer, ground lease, dispose of, pledge or encumber (other than Permitted Liens) any real property (including Company Real Property), except, in the case of each of clauses (i) and (ii), for the execution of easements, covenants, rights of way, restrictions and other similar instruments in the ordinary course of business that would not, individually or in the aggregate, reasonably be expected to materially impair the existing use, operation or value of the property or asset affected by the applicable instrument;

                     (i)       except as may be required as a result of a change in Law or in GAAP or statutory or regulatory accounting rules or interpretations with respect thereto or by any Governmental Entity or quasi-governmental authority (including the Financial Accounting Standards Board or any similar organization), make any material change in any financial accounting policies or financial accounting procedures that would materially affect the consolidated assets, liabilities or results of operations of the Company or any of the Company Subsidiaries;

                     (j)       acquire (whether by merger, consolidation or acquisition of stock or assets or otherwise) any interest in any Person (or equity interests thereof) or any assets, real property, personal property, equipment, business or other rights, other than (i) acquisitions of personal property (and not real property) in the ordinary course of business consistent with past practice for consideration that does not exceed $5,000,000 individually or in the aggregate and (ii) acquisitions of assets or real property pursuant to Contracts listed in Section 5.1(j) of the Company Disclosure Letter;

                     (k)      except in each case if the Company determines, after prior consultation with Parent, that such action is reasonably necessary to preserve the status of the Company as a REIT or to preserve the status of any Company Subsidiary as a REIT, partnership, disregarded entity, TRS or QRS for U.S. federal tax purposes, file any material Tax Return that is materially inconsistent with a previously filed Tax Return of the same type for a prior taxable period (taking into account any amendments), make or change any material Tax election (it being understood and agreed, for the avoidance of doubt, that nothing in this Agreement shall preclude the Company from designating dividends paid by it as "capital gain dividends" within the meaning of Section 857 of the Code), settle or compromise any material Tax claim or assessment by any Governmental Entity, change any accounting method with respect to Taxes, enter into any closing agreement with a taxing authority, surrender any right to claim a refund of a material amount of Taxes or consent (other than in the ordinary course of business) to any extension or waiver of the limitation period applicable to any material Tax claim or assessment;

                     (l)       settle or compromise any claim, suit or proceeding against the Company or any Company Subsidiary (or for which the Company or any Company Subsidiary would be financially responsible) (whether or not commenced prior to the date of this Agreement), except for (i) settlements or compromises providing solely for payment of amounts less than $2,000,000 individually, or $5,000,000 in the aggregate or (ii) claims, suits or proceedings arising from the ordinary course of operations of the Company involving collection matters or personal injury which are fully covered by adequate insurance (subject to customary deductibles); provided, that in no event shall the Company or any Company Subsidiary settle any Transaction Litigation except in accordance with the provisions of Section 5.5(c) (for the avoidance of doubt, this Section 5.1(l) shall not apply to any claim, suit or proceeding with respect to Taxes);

                     (m)     enter into any new line of business;

                     (n)      except as set forth in Section 5.1(n) of the Company Disclosure Letter, (i) amend in any material respect or terminate, or waive compliance with the material terms of or material breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any Material Space Lease or Material Company Lease, (ii) amend or terminate, or waive compliance with the terms of or breaches under, or assign, or renew or extend (except as may be required under the terms thereof) any other Company Material Contract or (iii) enter into a new Contract that, if entered into prior to the date of this Agreement, would have been a Company Material Contract; provided, however, that if Parent fails to respond to the Company's written request for approval of any such action (which response may include a request for additional information) within 48 hours of receipt of any such request made to each of the Persons set forth on Schedule B hereto in the manner set forth in Section 8.3, Parent shall be deemed to have given its written consent to such action; provided, further, that (x) the immediately preceding proviso does not apply to Ground Leases, Existing Loan Documents, Joint Venture Agreements, or Contracts for acquisitions, dispositions, development projects or joint ventures, and (y) the Company agrees it shall not be unreasonable for Parent to withhold consent with respect to any Contract that relates to a new development project that is contemplated to include capital expenditures in the aggregate for such project in excess of $5,000,000;

                     (o)      except as set forth in Section 5.1(o) of the Company Disclosure Letter, make, enter into any Contract for, or otherwise commit to, any Capital Expenditures or Development Expenditures on, relating to or adjacent to any Company Real Property; provided, however, that notwithstanding the foregoing, but subject to the provisions of Section 5.1(n) above, the Company and any Company Subsidiary shall be permitted to make, enter into Contracts for or otherwise commit to: (i) Capital Expenditures and Development Expenditures as required by Law, (ii) emergency Capital Expenditures and Development Expenditures in any amount that the Company determines is necessary in its reasonable judgment to maintain its ability to operate its businesses in the ordinary course, (iii) Capital Expenditures in an aggregate amount up to 110% of the respective amounts specified for each such expenditure in the Capital Expenditure Budget and in an aggregate amount up to 105% of the Capital Expenditure Budget taken as a whole, (iv) Development Expenditures in an aggregate amount up to 110% of the respective amounts specified for each such expenditure in the Development Expenditure Budget and in an aggregate amount up to 105% of the Development Expenditure Budget taken as a whole and (v) Capital Expenditures and Development Expenditures in any amount not exceeding $3,000,000 in the aggregate;

                     (p)      except as set forth in Section 5.1(p) of the Company Disclosure Letter, (i) initiate or consent to any material zoning reclassification of any Company Real Property or any material change to any approved site plan (in each case, that is material to such Company Real Property or plan, as applicable), special use permit or other land use entitlement affecting any material Company Real Properties in any material respect or (ii) amend, modify or terminate, or authorize any Person to amend, modify, terminate or allow to lapse, any material Company Permit;

                     (q)      fail to use commercially reasonable efforts to maintain in full force and effect the existing insurance policies or to replace such insurance policies with comparable insurance policies covering the Company or any Company Subsidiary and their respective properties, assets and businesses (including Company Real Properties);

                     (r)       enter into, amend or modify any Tax Protection Agreement, or take any action or fail to take any action that would violate or be inconsistent with any Tax Protection Agreement or otherwise give rise to a material liability with respect thereto; and

                     (s)       authorize or enter into any Contract or arrangement to do any of the actions described in Section 5.1(a) through Section 5.1(r).

Nothing contained in this Agreement shall give Parent, Merger Sub I or Merger Sub II, directly or indirectly, the right to control or direct the operations of the Company, the Partnership or any other Company Subsidiary prior to the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable (it being acknowledged that prior to the Company Merger Effective Time or the Partnership Merger Effective Time, as applicable, the Company, the Partnership and the other Company Subsidiaries, as applicable, shall exercise, consistent with the terms and conditions of this Agreement, complete unilateral control and supervision over its business operations). In addition, notwithstanding anything to the contrary in this Agreement, neither the Company nor the Company Subsidiaries shall be required to take (or not take) any action to the extent taking (or not taking) such action requires, under the organizational or other governing documents of BTS Holdco LLC or BTS Holdco II LLC, a consent or approval from (x) any member thereof that is not an affiliate of the Company or (y) the Management Committee (as defined thereunder).

       Section 5.2      Access to Information.

                     (a)      During the Interim Period, the Company shall, and shall cause each Company Subsidiary to, (i) give Parent and its authorized Representatives reasonable access during normal business hours, and upon reasonable advance notice, to all properties, facilities, personnel and books and records of the Company and each Company Subsidiary in such a manner as not to interfere unreasonably with the operation of any business conducted by the Company or any Company Subsidiary and (ii) permit such inspections as Parent may reasonably require and promptly furnish Parent with such financial and operating data and other information with respect to the business, properties and personnel of the Company and each Company Subsidiary as Parent may reasonably request; provided that all such access shall be coordinated through the Company or its designated Representatives, in accordance with such reasonable procedures as they may establish; provided, further, that notwithstanding anything to the contrary herein, Parent and its affiliates shall not conduct any environmental investigation at any Company Real Property involving sampling or other intrusive investigation of air, surface water, groundwater, soil or anything else at or in connection with any Company Real Property; and provided, further, that the Company shall not be required to (or to cause any Company Subsidiary to) afford such access or furnish such information to the extent that the Company believes in good faith that doing so would be reasonably likely to (i) result in a risk of loss or waiver of attorney-client privilege, attorney work product or other legal privilege, (ii) violate any obligations of the Company or any Company Subsidiary with respect to confidentiality to any third party or otherwise breach, contravene or violate any Contract to which the Company or any Company Subsidiary is party, (iii) result in a competitor of the Company or any Company

Subsidiary receiving information that is competitively sensitive, or (iv) breach, contravene or violate any applicable Law (provided that the Company shall use commercially reasonable efforts to allow for such access or disclosure in a manner that does not result in the events set out in clauses (i) through (iv)). No investigation under this Section 5.2(a) or otherwise shall affect the representations, warranties, covenants or agreements of the Company or the Partnership or the conditions to the obligations of the parties under this Agreement and shall not limit or otherwise affect the rights or remedies available hereunder.

                     (b)      Parent, Merger Sub I and Merger Sub II will hold and will cause their authorized Representatives to hold in confidence all documents and information concerning the Company and the Company Subsidiaries made available to them or their Representatives by the Company, the Partnership or their Representatives in connection with the Mergers and the other transactions contemplated by this Agreement pursuant to the terms of that certain Confidentiality Agreement entered into between the Company and Blackstone Real Estate Advisors L.P., dated April 10, 2018 (the "Confidentiality Agreement"), which shall continue in full force and effect, notwithstanding clause (i) of Section 16 thereof; provided that Parent and its Representatives may disclose Information (as defined in the Confidentiality Agreement) subject to the confidentiality restrictions applicable to "Representatives" (as defined in the Confidentiality Agreement) set forth in the Confidentiality Agreement to (i) potential purchasers (and their financing sources) of the Specified Properties or Company Subsidiaries that directly or indirectly own such Specified Properties and (ii) Parent's potential Lenders as permitted by Section 5.17(c); provided, further, that with respect to the preceding clause (i), (A) such potential purchasers (and their financing sources) shall not use any such Information (as defined in the Confidentiality Agreement) other than in connection with their consideration, evaluation, negotiation, financing and if applicable, consummation of such a transaction, (B) Parent will not require any such potential purchasers to, and Parent shall require that any such potential purchasers (and their affiliates) not, enter into any exclusivity, lock-up or other agreement, arrangement or understanding, whether written or oral, with any financing source without the prior written consent of the Company that may reasonably be expected to limit, restrict, restrain or otherwise impair in any manner, directly or indirectly, the ability of such financing source to provide financing or other assistance to any other Person in respect of a Company Acquisition Proposal (provided that the foregoing shall not prohibit the establishment of customary "tree" arrangements) and (C) Parent will not restrict any such potential purchasers from engaging in discussions or entering into agreements with the Company and the Company Subsidiaries. Parent shall keep the Company reasonably informed on a reasonably current basis with respect to potential transactions involving the Specified Properties, including the identities of potential purchasers to whom Parent has furnished Information.

       Section 5.3      Proxy Statement.

                     (a)      As promptly as practicable after the date of this Agreement, the Company shall prepare a proxy statement (together with any amendments thereof or supplements thereto, the "Proxy Statement") and, after consultation with, and approval by, Parent (which shall not be unreasonably withheld or delayed), file the preliminary Proxy Statement with the SEC. The Company shall use reasonable best efforts to (i) obtain and furnish the information required to be included by the SEC in the Proxy Statement, and respond, after consultation with Parent, promptly to any comments made by the SEC with respect to the Proxy Statement, and (ii) promptly upon the earlier of (A) receiving notification that the SEC is not reviewing the preliminary Proxy Statement and (B) the conclusion of any SEC review of the preliminary Proxy Statement, cause the definitive Proxy Statement to be mailed to the Company's shareholders and, if necessary, after the definitive Proxy Statement shall have been so mailed, promptly circulate amended or supplemental proxy materials and, if required in connection therewith, resolicit proxies; provided, however, that no such amended or supplemental proxy materials will be filed with the SEC or mailed by the Company without affording Parent a reasonable opportunity for consultation and review, and the Company shall consider in good faith any comments on such materials reasonably proposed by Parent. The Company will promptly notify Parent of the receipt of comments from the SEC and of any request from the SEC for amendments or supplements to the preliminary Proxy Statement or definitive Proxy Statement or for additional information, and will promptly supply Parent with copies of all written correspondence between the Company or its Representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the preliminary Proxy Statement, the definitive Proxy Statement, the Mergers or any of the other transactions contemplated by this Agreement. Prior to responding to any comments of the SEC or members of its staff, the Company shall provide Parent with a reasonable opportunity to consult and review such response and the Company shall consider in good faith any comments on such response reasonably proposed by Parent. Parent, Merger Sub I and Merger Sub II will cooperate with the Company in connection with the preparation of the Proxy Statement, including promptly furnishing to the Company any and all information regarding Parent, Merger Sub I and Merger Sub II and their respective affiliates as may be required to be disclosed therein. The Proxy Statement shall contain the Company Recommendation, except to the extent that the Company Board shall have effected an Adverse Recommendation Change, as permitted by and determined in accordance with Section 5.6.

                     (b)      If at any time prior to the Company Shareholders' Meeting any event or circumstance relating to the Company or Parent or any of their respective Subsidiaries, or their respective officers, trustees or directors, should be discovered by the Company or Parent, as the case may be, which, pursuant to the Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company or Parent, as the case may be, shall promptly inform the other party hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the Company's shareholders. All documents that the Company is responsible for filing with the SEC in connection with the Mergers will comply as to form and substance in all material respects with the applicable requirements of the Exchange Act and the rules and regulations thereunder.

       Section 5.4      Company Shareholders' Meeting.    The Company shall, as soon as reasonably practicable after the Proxy Statement is cleared by the SEC for mailing to the Company's shareholders in accordance with Section 5.3(a), duly call, give notice of, convene and hold a meeting of the holders of the Company Shares (the "Company Shareholders' Meeting") for the purpose of seeking the Company Requisite Vote. The Company, through the Company Board, shall recommend to holders of the Company Shares that they vote in favor of the Company Merger so that the Company may obtain the Company Requisite Vote (the "Company Recommendation") and the Company shall use reasonable best efforts to solicit the Company Requisite Vote (including by soliciting proxies from the Company's shareholders), except in each case to the extent that the Company Board shall have effected an Adverse Recommendation Change, as permitted by and determined in accordance with Section 5.6. The Company shall keep Parent reasonably informed with respect to proxy solicitation results as reasonably requested by Parent. Unless this Agreement is terminated in accordance with its terms, the Company shall not submit to the vote of its shareholders any Company Acquisition Proposal. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Company Shareholders' Meeting after consultation with Parent (A) to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement is provided to the holders of Company Shares within a reasonable amount of time in advance of a vote on the Company Merger or (B) if additional time is reasonably required to solicit proxies in favor of the approval of the Company Merger; provided, that, in the case of this clause (B), without the written consent of Parent, in no event shall the Company Shareholders' Meeting (as so postponed or adjourned) be held on a date that is more than thirty (30) days after the date for which the Company Shareholders' Meeting was originally scheduled. Unless this Agreement shall have been terminated in accordance with Article VII, the obligation of the Company to duly call, give notice of, convene and hold the Company Shareholders' Meeting and mail the Proxy Statement (and any amendment or supplement thereto that may be required by Law) to the Company's shareholders shall not be affected by an Adverse Recommendation Change.

       Section 5.5      Appropriate Action; Consents; Filings.

                      (a)      Each party hereto shall (i) give the other parties prompt notice of the making or commencement of any request, inquiry, investigation, action or legal proceeding by or before any Governmental Entity with respect to the Mergers, (ii) keep the other parties informed as to the status of any such request, inquiry, investigation, action or legal proceeding and (iii) promptly inform the other parties of (and provide copies of) any communications to or from any Governmental Entity and keep the other parties reasonably informed regarding any substantive communications to or from a third party, in each case regarding the Mergers or other transactions contemplated by this Agreement. Each party hereto will have the right to review in advance, and each party will consult and cooperate with the other parties and will consider in good faith the views of the other parties in connection with any filing, analysis, appearance, presentation, memorandum, brief, argument, opinion or proposal made or submitted to any Governmental Entity in connection with the transactions contemplated by this Agreement. In addition, except as may be prohibited by any Governmental Entity or by any Law, in connection with any such request, inquiry, investigation, action or legal proceeding, each party hereto will permit authorized Representatives of the other parties to be present at each meeting or conference relating to such request, inquiry, investigation, action or legal proceeding and to have access to and be consulted in connection with any document, opinion or proposal made or submitted in writing to any Governmental Entity in connection with such request, inquiry, investigation, action or legal proceeding.

                      (b)      Subject to the terms and conditions of this Agreement, each party hereto will use reasonable best efforts to consummate the Mergers as promptly as practicable and to cause to be satisfied all conditions precedent to its obligations under this Agreement, including, consistent with the foregoing, (i) preparing and filing as promptly as practicable, with the objective of being in a position to consummate the Mergers as promptly as practicable following the date of the Company Shareholders' Meeting, all documentation to effect all necessary or advisable applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, rulings, authorizations and clearances necessary or advisable to be obtained from any Governmental Entity or third party in connection with the transactions contemplated by this Agreement, including any that are required to be obtained under any federal, state or local Law or Contract to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets are bound, (ii) defending all lawsuits or other legal proceedings against it or any of its affiliates relating to or challenging this Agreement or the consummation of the Mergers ("Transaction Litigation") and (iii) effecting all necessary or advisable registrations and other filings required under the Exchange Act or any other federal, state or local Law relating to the Mergers. Notwithstanding anything to the contrary in this Agreement, in connection with obtaining any consents in connection with the transactions contemplated by this Agreement from any Person (other than from a Governmental Entity) (i) without the prior written consent of Parent, none of the Company or any Company Subsidiary shall pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any commitment or incur any liability or other obligation and (ii) none of Parent or any of its affiliates shall be required to pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any commitment or incur any liability or other obligations. In the event that any party fails to obtain any such consent, the parties shall use commercially reasonable efforts to minimize any adverse effect upon the Company and Parent and their respective affiliates and businesses resulting, or which would reasonably be expected to result, after the Partnership Merger Effective Time, from the failure to obtain such consent.

                      (c)       Each party shall keep the other parties reasonably informed regarding any Transaction Litigation unless doing so would, in the reasonable judgment of such party, jeopardize any privilege of the Company or any Company Subsidiaries with respect thereto. The Company shall promptly advise Parent in writing of the initiation of and any material developments regarding, and shall reasonably consult with and permit Parent and its Representatives to participate in the defense, negotiations or settlement of, any Transaction Litigation, and the Company shall give consideration to Parent's advice with respect to such Transaction Litigation. The Company shall not, and shall not permit any Company Subsidiaries nor any of its or their Representatives to, compromise or settle any Transaction Litigation without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed).

                      (d)      Each of the Company and Parent shall (i) take all action necessary so that no Takeover Statute is or becomes applicable to Parent, Merger Sub I, Merger Sub II, this Agreement, the Mergers or any of the other transactions contemplated hereby and (ii) if any Takeover Statute becomes applicable to Parent, Merger Sub I, Merger Sub II, this Agreement, the Mergers or any of the other transactions contemplated hereby, take all action necessary so that the Mergers and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Takeover Statute on Parent, Merger Sub I, Merger Sub II, this Agreement, the Mergers and the other transactions contemplated hereby.

                      (e)      Prior to the Closing Date, the Company shall cooperate with Parent and use commercially reasonable efforts to take, or cause to be taken, all actions, and do or cause to be done all things reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the New York Stock Exchange to cause the delisting of the Company Shares and the Company Series A Preferred Shares from the New York Stock Exchange as promptly as practicable after the Company Merger Effective Time and the Company Series A Preferred Share Redemption and the deregistration of the Company Shares and the Company Series A Preferred Shares under the Exchange Act as promptly as practicable after such delisting.

       Section 5.6      Solicitation; Acquisition Proposals; Adverse Recommendation Change.

                      (a)      Subject to the other provisions of this Section 5.6, (i) from and after the date of this Agreement, the Company agrees that it shall, and shall cause each of the Company Subsidiaries and its and their officers, trustees and directors to, and shall direct its and their other Representatives to, immediately cease any solicitations, discussions, negotiations or communications with any Person that may be ongoing with respect to any Company Acquisition Proposal and (ii) during the Interim Period, the Company agrees that it shall not, and shall cause each of the Company Subsidiaries and its and their officers, trustees and directors not to, and shall not authorize and shall use commercially reasonable efforts to cause its and their other Representatives not to, directly or indirectly through another Person, (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiry, discussion, offer, request or proposal that constitutes, or could reasonably be expected to lead to, a Company Acquisition Proposal (an "Inquiry"), (B) engage in any discussions or negotiations regarding, or furnish to any third party any non-public information in connection with, or knowingly facilitate in any way any effort by, any third party in furtherance of any Company Acquisition Proposal or Inquiry, (C) approve or recommend a Company Acquisition Proposal, (D) enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, share purchase agreement, asset purchase agreement, share exchange agreement, option agreement or other similar definitive agreement providing for or relating to a Company Acquisition Proposal or requiring the Company or the Partnership to abandon, terminate or fail to consummate the transactions contemplated by this Agreement (any of the foregoing referred in this clause (D), an "Alternative Acquisition Agreement"), or (E) propose or agree to do any of the foregoing.

                      (b)      Notwithstanding anything to the contrary in this Agreement, but subject to the Company's compliance with the provisions of this Section 5.6, at any time prior to obtaining the Company Requisite Vote, the Company and the Company Subsidiaries may, directly or indirectly, through any Representative, in response to an unsolicited written bona fide Company Acquisition Proposal by a third party made after the date of this Agreement (that did not result from a breach of this Section 5.6, it being agreed that the Company Board may correspond in writing with any Person making such a written

Company Acquisition Proposal to request clarification of the terms and conditions thereof so as to determine whether such Company Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal), (i) furnish non-public information to such third party (and such third party's Representatives) making such a Company Acquisition Proposal (provided, however, that (A) prior to so furnishing such information, the Company receives from the third party an executed confidentiality agreement on terms no more favorable in any material respect to such Person than the Confidentiality Agreement (taking into account any consents or waivers provided thereunder to allow the disclosure of information to financing sources and/or teaming arrangements) (such confidentiality agreement, an "Acceptable Confidentiality Agreement"), and (B) any non-public information concerning the Company or any of the Company Subsidiaries that is provided to such third party (or its Representatives) shall, to the extent not previously provided to Parent, be provided to Parent as promptly as practicable after providing it to such third party (and in any event within 48 hours thereafter)), and (ii) engage in discussions or negotiations with such third party (and such third party's Representatives) with respect to the Company Acquisition Proposal if, in the case of each of clauses (i) and (ii), the Company Board determines in good faith, after consultation with outside legal counsel and financial advisors, that such Company Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal.

                      (c)       The Company shall notify Parent promptly (but in no event later than 48 hours) after receipt of any Company Acquisition Proposal or any request for nonpublic information regarding the Company or any Company Subsidiary by any third party that informs the Company that it is considering making, or has made, a Company Acquisition Proposal, or any other Inquiry from any Person seeking to have discussions or negotiations with the Company regarding a possible Company Acquisition Proposal. Such notice shall be made in writing and shall identify the Person making such Company Acquisition Proposal or Inquiry and indicate the material terms and conditions of any Company Acquisition Proposals or Inquiries, to the extent known (including, if applicable, providing copies of any written Company Acquisition Proposals or Inquiries and any proposed agreements related thereto, which may be redacted to the extent necessary to protect confidential information of the business or operations of the Person making such Company Acquisition Proposal or Inquiry). The Company shall also promptly (and in any event within 48 hours) notify Parent, in writing, if it enters into discussions or negotiations concerning any Company Acquisition Proposal or provides nonpublic information to any Person in each case in accordance with Section 5.6(b), notify Parent of any change to the financial and other material terms and conditions of any Company Acquisition Proposal and otherwise keep Parent reasonably informed of the status and terms of any Company Acquisition Proposal or Inquiry on a reasonably current basis, including by providing a copy of all written proposals, offers, drafts of proposed agreements or correspondence relating thereto. Neither the Company nor any Company Subsidiary shall, after the date of this Agreement, enter into any confidential or similar agreement that would prohibit it from providing such information to Parent.

                      (d)      Except as permitted by this Section 5.6(d), neither the Company Board nor any committee thereof shall (i) withhold, withdraw, modify or qualify in any manner adverse to Parent (or publicly propose to withhold, withdraw, modify or qualify in a manner adverse to Parent) the Company Recommendation, (ii) approve, adopt or recommend (or publicly propose to approve, adopt or recommend) any Company Acquisition Proposal, (iii) fail to include the Company Recommendation in the Proxy Statement (any of the actions described in clauses (i), (ii) and (iii) of this Section 5.6(d), an "Adverse Recommendation Change") or (iv) approve, adopt, declare advisable or recommend (or agree to, resolve or propose to approve, adopt, declare advisable or recommend), or cause or permit the Company or any Company Subsidiary to enter into, any Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in accordance with this Section 5.6). Notwithstanding anything to the contrary set forth in this Agreement, at any time prior to obtaining the Company Requisite Vote, the Company Board may (A) effect an Adverse Recommendation Change if an Intervening Event has occurred and the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to take such action would reasonably be expected to be inconsistent with the trustees' duties under applicable Law, or (B) if the Company is not in breach of this Section 5.6, effect an Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 7.1(c)(i), in each case in this clause (B), in response to an unsolicited written bona fide Company Acquisition Proposal that the Company Board determines in good faith, after consultation with outside legal counsel and financial advisors, constitutes a Superior Proposal after having complied with, and giving effect to all of the adjustments which may be offered by Parent pursuant to, Section 5.6(e) and such Company Acquisition Proposal is not withdrawn.

                      (e)      The Company Board shall only be entitled to effect an Adverse Recommendation Change and/or terminate this Agreement pursuant to Section 7.1(c)(i) as permitted under Section 5.6(d) if (i) the Company has provided a prior written notice (a "Notice of Change of Recommendation") to Parent that the Company intends to take such action, identifying the Person making the Superior Proposal and describing the material terms and conditions of the Superior Proposal or Intervening Event, as applicable, that is the basis of such action, including, if applicable, copies of any written proposals or offers and any proposed written agreements related to a Superior Proposal (it being agreed that the delivery of the Notice of Change of Recommendation by the Company shall not constitute an Adverse Recommendation Change), (ii) during the three (3) Business Day period following Parent's receipt of the Notice of Change of Recommendation (a "Notice of Change Period"), the Company shall, and shall cause its Representatives to, negotiate with Parent in good faith (to the extent Parent desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that, in the case of a Superior Proposal, such Superior Proposal ceases to constitute a Superior Proposal, or, in the case of an Intervening Event, in order to obviate the need to make such Adverse Recommendation Change; and (iii) following the end of the Notice of Change Period, the Company Board shall have determined in good faith, after consultation with outside legal counsel and financial advisors, taking into account any changes to this Agreement proposed in writing by Parent in response to the Notice of Change of Recommendation or otherwise, that (A) the Superior Proposal giving rise to the Notice of Change of Recommendation continues to constitute a Superior Proposal or (B) in the case of an Intervening Event, the failure of the Company Board to effect an Adverse Recommendation Change would reasonably be expected to be inconsistent with the trustees' duties under applicable Law. Any amendment to the financial terms or any other material amendment of such a Superior Proposal shall require a new Notice of Change of Recommendation, and the Company shall be required to comply again with the requirements of this Section 5.6(e); provided, however, the Notice of Change Period shall be reduced to two (2) Business Days following receipt by Parent of any such new Notice of Change of Recommendation.

                      (f)       Nothing contained in this Agreement shall prohibit the Company or the Company Board, directly or indirectly through its Representatives, from (i) taking and disclosing to the Company's shareholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the shareholders of the Company that is required by applicable Law or if the Company Board determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with the trustees' duties under applicable Law (for the avoidance of doubt, it being agreed that the issuance by the Company or the Company Board of a "stop, look and listen" or similar statement of the type contemplated by Rule 14d-9(f) promulgated under the Exchange Act shall not constitute an Adverse Recommendation Change); provided, however, that neither the Company nor the Company Board shall be permitted to recommend that the shareholders of the Company tender any securities in connection with any tender offer or exchange offer that is a Company Acquisition Proposal or otherwise effect an Adverse Recommendation Change with respect thereto, except as permitted by Section 5.6(d).

                      (g)      The Company shall not, and shall not permit any Company Subsidiary to, terminate, waive, amend or modify any provision of any standstill or confidentiality agreement to which the Company or any Company Subsidiary is a party, except solely to allow the applicable party to make a non-public Company Acquisition Proposal to the Company Board or to allow the disclosure of information to financing sources and/or teaming arrangements. The Company and the Company Board shall not take any actions to exempt any person from the "Common Share Ownership Limit" or "Preferred Share Ownership Limit" or establish or increase an "Excepted Holder Limit," as such terms are defined in the Company Charter unless such actions are taken concurrently with the termination of this Agreement in accordance with Section 7.1(c)(i).

       Section 5.7      Public Announcements.    The Company and Parent shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Mergers and shall not issue any such press release or make any such public statement without the prior consent of the other party; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement (a) as may be required by applicable Law or the applicable rules of any stock exchange or quotation system if the party issuing such press release or making such public statement has provided the other party with an opportunity to review and comment (and the parties shall cooperate as to the timing and contents of any such press release or public statement) upon any such press release or public statement or (b) containing statements with respect to this Agreement or the Mergers that are substantially similar to those in the Proxy Statement or in previous press releases or public statements made by the Company or Parent in accordance with this Section 5.7; provided, further, that no such consultation or consent shall be required with respect to any release, communication, announcement or public statement in connection with an Adverse Recommendation Change made in accordance with this Agreement.

       Section 5.8      Trustees' and Officers' Indemnification.

                      (a)      From and after the Company Merger Effective Time, Parent shall, and shall cause the Surviving Company and the Surviving Partnership to, to the fullest extent permitted by applicable Law, indemnify, defend and hold harmless each current or former trustee, director or officer of the Company or any of the Company Subsidiaries and each fiduciary under benefit plans of the Company or any of the Company Subsidiaries (each, an "Indemnified Party" and collectively, the "Indemnified Parties") against (i) all losses, expenses (including reasonable attorneys' fees and expenses), judgments, fines, claims, actions, suits, damages or liabilities or, subject to the proviso of the next sentence, amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of actions or omissions occurring at or prior to the Company Merger Effective Time (and whether asserted or claimed prior to, at or after the Company Merger Effective Time), including in connection with the consideration, negotiation and approval of this Agreement, to the extent that they are based on or arise out of the fact that such person is or was a trustee, director, officer or fiduciary under benefit plans, including payment on behalf of or advancement to the Indemnified Party of any expenses incurred by such Indemnified Party in connection with enforcing any rights with respect to such indemnification and/or advancement (the "Indemnified Liabilities"), and (ii) all Indemnified Liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by this Agreement, whether asserted or claimed prior to, at or after the Company Merger Effective Time, and including any expenses incurred in enforcing such person's rights under this Section 5.8; provided, that (x) none of the Surviving Company or the Surviving Partnership shall be liable for any settlement effected without their prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) and (y) except for legal counsel engaged for one or more Indemnified Parties on the date hereof, none of the Surviving Company or the Surviving Partnership shall be obligated under this Section 5.8(a) to pay the fees and expenses of more than one legal counsel (selected by a plurality of the applicable Indemnified Parties) for all Indemnified Parties in any jurisdiction with respect to any single legal action except to the extent that, on the advice of any such Indemnified Party's counsel, two or more of such Indemnified Parties shall have conflicting interests in the outcome of such action. In the event of any such loss, expense, claim, damage or liability (whether or not asserted before the Company Merger Effective Time), the Surviving Company or the Surviving Partnership, as applicable, shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties promptly, and in any event within ten (10) days, after statements therefor are received and otherwise advance to such Indemnified Party upon request, reimbursement of documented expenses reasonably incurred (provided that, if legally required, the person to whom expenses are advanced provides an undertaking to repay such advance if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such person is not legally entitled to indemnification under applicable Law).

                      (b)      Parent shall cause the Surviving Company to maintain the Company's officers' and trustees' liability insurance policies in effect on the date hereof (accurate and complete copies of which have been previously provided to Parent) (the "D&O Insurance") for a period of not less than six (6) years after the Closing Date; provided that the Surviving Company may substitute therefor policies of at least the same coverage and amounts with reputable and financially sound carriers containing terms no less advantageous to such former trustees or officers so long as such substitution does not result in gaps or lapses of coverage with respect to matters occurring on or prior to the Company Merger Effective Time; provided, further, that in no event shall Parent or the Surviving Company be required to pay annual premiums in the aggregate of more than an amount equal to 300% of the current annual premiums paid by the Company for such insurance (the "Maximum Amount") to maintain or procure insurance coverage pursuant hereto; provided further that if the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, Parent and the Surviving Company shall procure and maintain for such six-year period the most advantageous policies as can be reasonably obtained for the Maximum Amount. In lieu of the foregoing, prior to the Company Merger Effective Time, Parent shall have the option to cause coverage to be extended under the Company's D&O Insurance by obtaining a six-year "tail" policy or policies on terms and conditions no less advantageous than the Company's existing D&O Insurance, subject to the limitations set forth in the provisos above in this Section 5.8(b), and such "tail" policy or policies shall satisfy the provisions of this Section 5.8(b).

                      (c)       The obligations of Parent and the Surviving Company under this Section 5.8 shall survive the Closing and the consummation of the Mergers and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.8 applies (it being expressly agreed that the Indemnified Parties to whom this Section 5.8 applies shall be third party beneficiaries of this Section 5.8, each of whom (including his or her heirs, executors or administrators and his or her Representatives, successors and assigns) may enforce the provisions of this Section 5.8) without the consent of the Indemnified Party (including the successors, assigns and heirs of such Indemnified Party) affected thereby. In the event that the Surviving Company or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving company or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any Person, or if Parent dissolves the Surviving Company, then, and in each such case, Parent shall cause proper provision to be made so that the successors and assigns of the Surviving Company shall assume the obligations set forth in this Section 5.8.

                      (d)      For a period of not less than six (6) years from the Company Merger Effective Time, the Surviving Company and the Surviving Partnership shall provide to the Indemnified Parties the same rights to exculpation, indemnification and advancement of expenses as provided to the Indemnified Parties under the provisions of the Company's and the Company Subsidiaries' declaration of trust, charter, bylaws or similar organizational documents as in effect as of the date hereof, and the Surviving Company's and the Surviving Partnership's declaration of trust, charter, bylaws or similar organizational documents shall not contain any provisions inconsistent with such rights. The contractual indemnification rights set forth in Section 5.8(d) of the Company Disclosure Letter in existence on the date of this Agreement with any of the current or former directors, officers or employees of the Company or any Company Subsidiary shall be assumed by the Surviving Company and the Surviving Partnership without any further action, and shall continue in full force and effect in accordance with their terms following the Company Merger Effective Time.

                      (e)      The provisions of this Section 5.8 are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise. Nothing in this Agreement, including this Section 5.8, is intended to, shall be construed to or shall release, waive or impair any rights to trustees' and officers' insurance claims under any policy that is or has been in existence with respect to the Company, any Company Subsidiaries or the Indemnified Parties, it being understood and agreed that the indemnification provided for in this Section 5.8 is not prior to, or in substitution for, any such claims under any such policies.

       Section 5.9      Employee Matters.

                      (a)      From and after the Company Merger Effective Time and for the period ending on the first anniversary of the Company Merger Effective Time (or, if shorter, during any applicable period of employment), Parent shall provide or cause its Subsidiaries to provide, to each individual who was employed by the Company or any Company Subsidiary as of immediately prior to the Company Merger Effective Time (each, a "Company Employee"), (i) a base salary or wage rate, as applicable, that is no less favorable than the base salary or wage rate in effect with respect to such Company Employee immediately prior to the Company Merger Effective Time, (ii) an annual cash bonus opportunity that is no less favorable than the annual cash bonus opportunity provided to such Company Employee immediately prior to the Company Merger Effective Time, and (iii) other compensation and benefits (including severance benefits, paid-time off, and health insurance, but excluding equity-based compensation and long-term incentive compensation) that are substantially comparable, in the aggregate, to the other compensation and benefits provided to such Company Employee immediately prior to the Company Merger Effective Time. Parent shall, or shall cause its designated Subsidiary to, assume and honor the terms of the severance arrangements set forth in Section 5.9(a) of the Company Disclosure Letter, without amendment, in accordance with the terms of Section 5.9(a) of the Company Disclosure Letter. The foregoing shall not require that any Company Employee remain employed for any period after Closing nor that any compensation or benefits be provided after a Company Employee ceases to be employed (other than vested rights and benefits in effect at the time of such cessation of employment and the severance benefits set forth in Section 5.9(a) of the Company Disclosure Letter). For the employee benefit plans of Parent and its Subsidiaries providing any benefits to any Company Employee after the Company Merger Effective Time (the "Parent Plans"), each Company Employee shall be credited with his or her years of service with the Company and its Subsidiaries and their respective predecessors as if such service were with Parent or an applicable Subsidiary, provided that the foregoing shall not apply for purposes of benefit accrual under defined benefit plans or to the extent that its application would result in a duplication of benefits or to the extent the Company did not provide such service credit under any comparable plan, program or benefit.

                      (b)      Parent shall, and shall cause its Subsidiaries as the case may be, to (i) waive all limitations as to preexisting conditions, exclusions, actively at work requirements, waiting periods or any other restriction that would prevent immediate or full participation under the health and welfare plans of Parent or any of its Subsidiaries applicable to such Company Employee with respect to participation and coverage requirements applicable to all Company Employees and their dependents under any Parent Plan that is a welfare plan that such Company Employees may be eligible to participate in after the Closing Date, other than limitations, exclusions, actively at work requirements, waiting periods or other restrictions that are already in effect with respect to such employees and that have not been satisfied as of the Closing Date under any Company Employee Benefit Plan, (ii) waive any and all evidence of insurability requirements with respect to such Company Employees to the extent such evidence of insurability requirements were not applicable to the Company Employees under the comparable Company Employee Benefit Plans immediately prior to the Closing, and (iii) provide each such Company Employee and his or her dependents with full credit for any co-payments and deductibles satisfied prior to the Closing Date for the plan year within which the Company Merger Effective Time occurs in satisfying any applicable deductible or out-of-pocket requirements, and for any lifetime maximums, under any welfare plans that such employees are eligible to participate in after the Closing Date.

                      (c)       From and after the Company Merger Effective Time, Parent and its Subsidiaries shall honor all Company Employee Benefit Plans and compensation arrangements and agreements in accordance with their terms as in effect immediately prior to the Company Merger Effective Time (subject to any rights to amend or modify such Company Employee Benefit Plans and compensation arrangements and agreements in accordance with their terms).

                      (d)      Without limiting the generality of Section 8.6, no provision of this Section 5.9, express or implied, (i) is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person (including any Company Employee and any dependent or beneficiary thereof) other than the parties hereto and their respective successors and assigns, (ii) shall constitute an amendment of, or an undertaking to amend, any Company Employee Benefit Plan or any employee benefit plan, program or arrangement maintained by Parent or any of its Subsidiaries or (iii) is intended to prevent Parent or any of its Subsidiaries from amending or terminating any Company Employee Benefit Plan in accordance with its terms or terminating the employment of any Company Employee.

       Section 5.10      Notification of Certain Matters.

                      (a)      The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of any notice or other communication received by such party from any Governmental Entity in connection with this Agreement, the Mergers or the other transactions contemplated by this Agreement, or from any Person alleging that the consent of such Person is or may be required in connection with the Mergers or the other transactions contemplated by this Agreement.

                      (b)      The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, if (i) any representation or warranty made by it contained in this Agreement becomes untrue or inaccurate such that the applicable closing conditions would reasonably be expected to be incapable of being satisfied by the Outside Date or (ii) it fails to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement and shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

       Section 5.11      Dividends.    During the Interim Period, the Company and any Company Subsidiary that is a REIT may make distributions to its shareholders and the Partnership may make distributions to the Company to allow the Company to make distributions to its shareholders, in each case (a) reasonably necessary for the Company or any such Company Subsidiary to (i) maintain its status as a REIT under the Code, or (ii) avoid the payment of income or excise tax under Sections 857 or 4981 of the Code (or any other entity-level Tax) or (b) in accordance with clause (ii)(B) of Section 5.1(c). If the Company declares a distribution to the Company's shareholders pursuant to clause (a) of the immediately preceding sentence, the Per Company Share Merger Consideration shall be decreased by an amount equal to the amount per Company Share of such distribution.

       Section 5.12      Other Transactions; Parent-Approved Transactions.    The Company shall use commercially reasonable efforts to provide such cooperation and assistance as Parent may reasonably request to (a) convert or cause the conversion of one or more wholly-owned Company Subsidiaries that are organized as corporations into limited liability companies and one or more Company Subsidiaries that are organized as limited partnerships into limited liability companies, on the basis of organizational documents as reasonably requested by Parent, (b) sell or cause to be sold stock, partnership interests, limited liability company interests or other equity interests owned, directly or indirectly, by the Company in one or more wholly-owned Company Subsidiaries at a price and on such other terms as designated by Parent, (c) exercise any right of the Company or a Company Subsidiary to terminate or cause to be terminated any Contract to which the Company or a wholly-owned Company Subsidiary is a party and (d) sell or cause to be sold any of the assets of the Company or one or more wholly-owned Company Subsidiaries at a price and on such other terms as designated by Parent (any action or transaction described in clause (a) through (d), a "Parent-Approved Transaction"); provided, that (i) neither the Company nor any of the Company Subsidiaries shall be required to take any action in contravention of (A) any organizational document of the Company or any of the Company Subsidiaries, (B) any Company Material Contract, or (C) applicable Law, (ii) any such conversions, exercises of any rights of termination or other terminations, sales or transactions, including the consummation of any Parent-Approved Transaction or other obligations of the Company or its Subsidiaries to incur any liabilities with respect thereto, shall be contingent upon all of the conditions set forth in Article VI having been satisfied (or, with respect to Section 6.2, waived) and receipt by the Company of a written notice from Parent to such effect and that Parent, Merger Sub I and Merger Sub II are prepared to proceed immediately with the Closing and any other evidence reasonably requested by the Company that the Closing will occur (it being understood that in any event the transactions described in clauses (a), (b), (c) and (d) will be deemed to have occurred prior to the Closing), (iii) such actions (or the inability to complete such actions) shall not affect or modify in any respect the obligations of Parent, Merger Sub I or Merger Sub II under this Agreement, including the amount of or timing of payment of the Merger Consideration, (iv) neither the Company nor any of the Company Subsidiaries shall be required to take any such action that could adversely affect the classification of the Company, or any Company Subsidiary that is classified as a REIT, as a REIT or could subject the Company or any such Subsidiary to any "prohibited transactions" Taxes or other material Taxes under Code Sections 857(b), 860(c) or 4981 (or other material entity-level Taxes) and (v) neither the Company nor any Company Subsidiary shall be required to take any such action that could result in any United States federal, state or local income Tax being imposed on any holder of Partnership Units other than the Company or any Company Subsidiary. Such actions or transactions shall be undertaken in the manner (including in the order) specified by Parent and, subject to the limits set forth above and except as agreed by Parent and the Company, such actions or transactions shall be implemented immediately prior to or concurrent with the Closing. Without limiting the foregoing, none of the representations, warranties or covenants of the Company or any of the Company Subsidiaries shall be deemed to apply to, or be deemed to be breached or violated by, the transactions or cooperation contemplated by this Section 5.12. The Company shall not be deemed to have made an Adverse Recommendation Change or entered into or agreed to enter an Alternative Acquisition Agreement as a result of providing any cooperation or taking any actions to the extent requested by Parent in connection with a Parent-Approved Transaction. The consummation of any Parent-Approved Transaction shall not constitute consummation of a Company Acquisition Proposal for purposes of Section 7.3(b)(iii), nor shall any Company Acquisition Proposal made in respect of a Parent-Approved Transaction constitute a Company Acquisition Proposal for purposes of Section 7.3(b)(iii). Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs incurred by the Company or the Company Subsidiaries in performing their obligations under this Section 5.12, and Parent shall indemnify the Company and the Company Subsidiaries for any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by the Company or any of the Company Subsidiaries arising therefrom (and in the event the Mergers and the other transactions contemplated by this Agreement are not consummated, Parent shall promptly reimburse the Company for any reasonable out-of-pocket costs incurred by the Company or the Company Subsidiaries not previously reimbursed).

       Section 5.13      Taxes.

                      (a)      REIT Matters.    The Company shall take all reasonable actions as the Company determines are reasonably necessary to ensure that the Company and any Company Subsidiary that is a REIT (i) will qualify for taxation as a REIT for U.S. federal income tax purposes for its current taxable year and, if the Closing Date occurs in 2019, its 2019 taxable year, and (ii) will not become liable for U.S. federal income Tax under Section 857(b) or 4981 of the Code. During the Interim Period, the Company shall cooperate and consult in good faith with Parent with respect to maintenance of the REIT status of the Company (and any Company Subsidiary that is a REIT) for the Company's 2018 taxable year and, if the Closing Date occurs in 2019, the Company's 2019 taxable year.

                      (b)      Mitigation of Taxes.    Parent and the Company shall, upon written request, use commercially reasonable efforts to obtain any certificate or other document from any Governmental Entity or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including with respect to the transactions contemplated in this Agreement).

                      (c)       FIRPTA Certificate.    On the Closing Date, prior to the Company Merger, the Company shall deliver to Merger Sub I a duly executed certificate of non-foreign status, dated as of the Closing Date, substantially in the form of the sample certification set forth in Treasury Regulations Section 1.1445-2(b)(2)(iv)(B). The Partnership shall use its commercially reasonable efforts to obtain and deliver to Merger Sub I at or prior to the Partnership Merger a duly executed certificate of non-foreign status, dated as of the Closing Date, from each holder of Partnership Units (other than the Company or any Company Subsidiary), substantially in the form of the sample certification set forth in Treasury Regulations Section 1.1445-2(b)(2)(iv)(A) or (B), as applicable.

                      (d)      Transfer Taxes.    Parent and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, value added, stock transfer, stamp or similar Taxes, and any transfer, recording, registration and other similar fees that become payable in connection with the transactions contemplated by this Agreement ("Transfer Taxes"). From and after the Company Merger Effective Time, the Surviving Company shall pay or cause to be paid, without deduction or withholding from any consideration or amounts payable to holders of Company Shares, Company Series A Preferred Shares or Partnership Units, all Transfer Taxes.

       Section 5.14      Rule 16b-3 Matters.    Prior to the Company Merger Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable to cause dispositions of Company equity securities (including derivative securities) pursuant to the Mergers by each individual who is a trustee or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

       Section 5.15      Preferred Share Redemptions.

                      (a)      Promptly following Parent's request after the date the Proxy Statement is mailed to the shareholders of the Company, the Company shall deliver a notice or notices of redemption (the "Series A Redemption Notice") pursuant to Section 6 of the Articles Supplementary classifying the Company Series A Preferred Shares (the "Series A Articles Supplementary") to the holders of record of Company Series A Preferred Shares. The Series A Redemption Notices shall be prepared by the Company and shall comply with the specifications and timing requirement of the Series A Articles Supplementary and be in form and substance reasonably satisfactory to Parent, and shall state that each Company Series A Preferred Share held by such holder immediately prior to the Company Merger Effective Time shall be redeemed by the Company effective as of the Closing Date, with the redemption price per share equal to an amount in cash equal to Twenty-Five Dollars ($25.00) plus accrued and unpaid dividends, if any, to, but not including, the Closing Date (including any amounts contemplated by Section 6(d) of the Articles Supplementary), without interest (such amount, the "Per Company Series A Preferred Share Redemption Price"), with such redemption subject to and conditioned upon the occurrence of the Closing (the "Company Series A Preferred Share Redemption"). The Series A Redemption Notices shall include the other information required by the Series A Articles Supplementary. Prior to the Company Merger Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent funds sufficient to pay the aggregate Per Company Series A Preferred Share Redemption Price for the redemption of the Company Series A Preferred Shares pursuant to this Section 5.15. The aggregate amount of cash payable to holders of Company Series A Preferred Shares in the Company Series A Preferred Share Redemption is herein referred to as the "Aggregate Preferred Share Redemption Amount."

                      (b)      In connection with the Company Series A Preferred Share Redemption, the Partnership shall redeem, effective as of the Closing Date, each of the Partnership Preferred Units held by the Company at a redemption price equal to the Per Company Series A Preferred Share Redemption Price, subject to and conditioned upon the occurrence of the Closing and the Company Series A Preferred Share Redemption.

       Section 5.16      Cooperation Regarding Existing Loans.

                      (a)      Promptly following Parent's request, the Company shall deliver to each of the lenders under mortgage or mezzanine debt of any of the Company Subsidiaries (any such debt, "Subject Mortgage Debt") or any agent or trustee acting on their behalf (each an "Existing Lender"), a notice prepared by Parent, in form and substance reasonably approved by the Company, requesting that such Existing Lender deliver to Parent and the Company a written statement or documents (the "Assumption Documents") (i) confirming (A) the aggregate principal amount of the indebtedness outstanding under such Subject Mortgage Debt, (B) the date to which interest and principal has been paid in respect of such Subject Mortgage Debt, and (C) the amount of any escrows being held by such Existing Lender in respect of such Subject Mortgage Debt; and (ii) consenting to (A) the assumption of the Existing Indebtedness and the consummation of the Mergers and the other transactions contemplated by this Agreement, and (B) to the modifications of the terms of such Subject Mortgage Debt that Parent may reasonably request after the date hereof; provided that the Company shall be informed of any such request or modification; provided, further, that, in the event Parent requests Assumption Documents in accordance with this Section 5.16, (x) the consummation of the Mergers shall not be conditioned on, or delayed or postponed as a result of the receipt of (or failure to receive) such Assumption Documents from all or any portion of the Existing Lenders and (y) the Assumption Documents will be effective as of or immediately prior to and conditioned on the occurrence of the Partnership Merger Effective Time. Without limiting the foregoing, in connection with any indebtedness that Parent intends not to repay or not to cause the Company or any of its Subsidiaries to repay at the Closing, the Company and each of the Company Subsidiaries shall reasonably cooperate with Parent in connection with maintaining such continuing indebtedness. In furtherance of the foregoing, at the option of Parent, Parent shall have the right to discuss with any such lender maintaining the indebtedness (provided that the Company is provided a reasonable opportunity to participate in the discussions and Parent shall provide the Company with updates on the status of discussions upon the Company's reasonable request) and make all determinations and decisions regarding such indebtedness from and after the Closing and any payment of costs or fees relating thereto from or after the Closing. The Company's obligations pursuant to this Section 5.16 shall be subject to the limitations set forth in Section 5.17.

                      (b)      Parent shall pay all fees and expenses payable in connection with the Assumption Documents, including premiums for any endorsements to or re-date of the title insurance policy previously issued to the Existing Lenders, servicing fees, rating agency fees, assignment and assumption fees, attorneys' fees and disbursements and processing fees required to be paid to the Existing Lenders as a condition to issuance of the Assumption Documents (collectively, the "Assumption Expenses"). Neither the Company nor any of the Company Subsidiaries shall be obligated to pay any commitment or similar fee or incur any other expense, liability or obligation in connection with this Section 5.16 prior to the Closing, and Parent shall indemnify and hold harmless the Company and the Company Subsidiaries for any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with their actions and cooperation pursuant to this Section 5.16.

       Section 5.17      Financing and Cooperation.

                      (a)      Subject to applicable Law, prior to the Closing, the Company shall, and shall cause the Company Subsidiaries to, and shall use commercially reasonable efforts to cause its and the Company Subsidiaries' Representatives to, provide all customary cooperation reasonably requested in writing by Parent in connection with Parent arranging financing with respect to the Company, the Company Subsidiaries or the Company Real Properties effective as of or after (and conditioned on the occurrence of) the Partnership Merger Effective Time (collectively, the "Debt Financing"), including by using commercially reasonable efforts to (i) furnish to Parent and its potential financing sources for the Debt Financing (the "Lenders") as promptly as reasonably practicable following the delivery of a request therefor to the Company by Parent (which notice shall state with reasonable specificity the information requested) such financial, statistical and other pertinent information and projections relating to the Company and the Company Subsidiaries as may be reasonably requested by Parent and as is customarily delivered in connection with a financing of the applicable type, (ii) at reasonable times and with reasonable advance notice, make appropriate officers of the Company and the Company Subsidiaries available at reasonable times for a reasonable number of due diligence meetings and for participation in a reasonable number of meetings, presentations, road shows and sessions with rating agencies and prospective Lenders, (iii) assist Parent and its Lenders with the preparation of materials for rating agency presentations, offering documents, private placement memoranda, bank information memoranda, prospectuses and similar documents necessary, proper or advisable in connection with the Debt Financing, (iv) reasonably cooperate with the marketing efforts of Parent and its Lenders for any Debt Financing to be raised by Parent to complete the Mergers and the other transactions contemplated by this Agreement, (v) provide documentation and other information relating to the Company and any of the Company Subsidiaries requested by Parent in writing and required by bank regulatory authorities under applicable "know-your-customer" and anti-money laundering rules and regulations in connection with the Debt Financing, (vi) facilitate, effective no earlier than the Partnership Merger Effective Time, the execution and delivery of definitive financing, pledge, security and guarantee documents relating to the Debt Financing, (vii) as may be reasonably requested by Parent, following the obtainment of the Company Requisite Vote, form new direct and indirect Company Subsidiaries pursuant to documentation reasonably satisfactory to Parent and the Company, (viii) as may be reasonably requested by Parent, and no earlier than immediately prior to the Partnership Merger Effective Time on the Closing Date and provided such actions would not adversely affect the Tax status of the Company or Company Subsidiaries or cause the Company to be subject to additional Taxes that are not indemnified by Parent under the last sentence of this Section 5.17(a), transfer or otherwise restructure its ownership of existing Company Subsidiaries, properties or other assets, in each case, pursuant to documentation reasonably acceptable to Parent and the Company, (ix) provide reasonably timely and customary access to diligence materials, appropriate personnel and properties during normal business hours and on reasonable advance notice to allow Lenders and their representatives to complete all reasonable and customary due diligence, (x) provide reasonable and customary assistance with respect to the review and granting of mortgages and security interests in collateral for the Debt Financing and attempting to obtain any consents associated therewith (effective no earlier than the Partnership Merger Effective Time), (xi) to the extent reasonably requested by a Lender, attempt to obtain estoppels and certificates from tenants, lenders, managers, franchisors, ground lessors and counterparties to REAs in form and substance reasonably satisfactory to such Lender, (xii) cooperate in connection with the repayment or defeasance of any existing indebtedness of the Company or any Company Subsidiaries as of the Partnership Merger Effective Time and the release of related Liens, including delivering such payoff, defeasance or similar notices under any existing loans of the Company or any of Company Subsidiaries as are reasonably requested by Parent (provided that the Company and the Company Subsidiaries shall not be required to deliver any notices that are not conditioned on the occurrence of the Partnership Merger Effective Time), (xiii) to the extent reasonably requested by Parent, obtain accountants' comfort letters and consents to the use of accountants' audit reports relating to the Company and the Company Subsidiaries and (xiv) to the extent reasonably requested by a Lender, permit Parent and its Representatives to conduct appraisal and environmental and engineering inspections of each real estate property owned and, subject to obtaining required third party consents with respect thereto (which the Company shall use reasonable efforts to obtain), leased by the Company or any of the Company Subsidiaries (provided, however, that (A) neither Parent, any Lender, their respective Representatives, nor any other Person shall have the right to take and analyze any samples of any environmental media (including soil, groundwater, surface water, air or sediment) or any building material or to perform any invasive testing procedure on any such property, (B) Parent shall schedule and coordinate all inspections with the Company in accordance with Section 5.2(a), and (C) the Company shall be entitled to have representatives present at all times during any such inspection); it being understood that, other than with respect to any obligation to deliver notice to or make a request of any Person, the Company shall have satisfied its obligations set forth in clauses (i)-(xiv) of this sentence if the Company shall have used its commercially reasonable efforts to comply with such obligations whether or not any applicable deliverables are actually obtained or provided. Notwithstanding the foregoing or anything in Section 5.16, nothing herein shall require the Company or any of the Company Subsidiaries or any of their respective Representatives to take any action pursuant to Section 5.16 or this Section 5.17 to the extent it would (1) unreasonably interfere with the business or operations of the Company or the Company Subsidiaries, (2) except with respect to delivery of the notice specified in the first sentence of clause (a) of Section 5.16, or clauses (v), (vii) and (viii) of this Section 5.17(a), require the Company, the Company Subsidiaries or any Persons who are directors or officers of the Company or the Company Subsidiaries (other than directors or officers who will continue to be directors or officers following the Partnership Merger Effective Time and the consummation of the transactions contemplated hereby, and only in their capacities as such) to pass resolutions or consents to approve or authorize the execution of the Debt Financing or to execute any documents, agreements, certificates or other instruments in connection with the Debt Financing, (3) require the Company to pay any commitment, consent, transfer or other similar fee, incur or reimburse any other expense, liability or obligation prior to the Partnership Merger Effective Time (except those fees and expenses that the Company is reimbursed for by Parent) or except with respect to clauses (vii) and (viii) of this Section 5.17(a), have any obligation of the Company or any of the Company Subsidiaries under any agreement, certificate, document or instrument be effective prior to the Partnership Merger Effective Time or if the Closing does not occur, (4) cause any trustee, director, officer, employee or shareholder of the Company or any of the Company Subsidiaries to incur any personal liability, (5) contravene the organizational documents of the Company or the Company Subsidiaries or any applicable Laws, (6) breach a Company Material Contract, (7) provide access to or disclose information that the Company or any of the Company Subsidiaries determines would result in a loss or waiver of or jeopardize any attorney-client privilege, attorney work product or other legal privilege (provided that the Company shall use commercially reasonable efforts to allow for such access or disclosure in a manner that does not result in the events set out in this clause (7)) or (8) prepare any financial statements or information that are not reasonably available to the Company and the Company Subsidiaries and prepared in the ordinary course of their financial reporting practice, or prepare any pro forma financial information or post-closing financial information. Nothing contained in this Section 5.17(a) or otherwise shall require the Company or any of the Company Subsidiaries, prior to the Closing, to be an issuer or other obligor with respect to the Debt Financing. None of the representations, warranties or covenants of the Company set forth in this Agreement shall be deemed to apply to, or deemed breached or violated by, any of the actions taken by the Company, any Company Subsidiary, or any of their respective Representatives at the request of Parent pursuant to this Section 5.17(a). Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs (including reasonable legal fees and disbursements) incurred by the Company or the Company Subsidiaries in connection with such cooperation and shall indemnify and hold harmless the Company and the Company Subsidiaries for any and all liabilities, losses, damages, claims, costs, expenses, interest, awards, judgments and penalties suffered or incurred by them in connection with the arrangement of the Debt Financing, any action taken by them at the request of Parent pursuant to Section 5.16 or this Section 5.17(a) and any information used in connection therewith (other than information provided in writing by the Company or the Company Subsidiaries specifically in connection with their obligations pursuant to this Section 5.17(a)).

                      (b)      For the avoidance of doubt, the parties hereto acknowledge and agree that the provisions contained in Sections 5.16 and 5.17(a) represent the sole obligation of the Company, the Company Subsidiaries and their respective Representatives with respect to cooperation in connection with any indebtedness (including, for the avoidance of doubt, the Subject Mortgage Debt) or the arrangement of any modifications thereto, or the arrangement of any financing (including, for the avoidance of doubt, the Debt Financing) to be obtained by Parent, Merger Sub I or Merger Sub II with respect to the transactions contemplated by this Agreement and no other provision of this Agreement (including the Exhibits and Schedules hereto) shall be deemed to expand or modify such obligations. In no event shall the receipt or availability of any funds or financing (including, for the avoidance of doubt, the Debt Financing) by Parent, Merger Sub I, Merger Sub II or any of their respective affiliates or any other financing or other transactions (including any consents, waivers, amendments or other modifications with respect to indebtedness of the Company and the Company Subsidiaries) be a condition to any of Parent's, Merger Sub I's or Merger Sub II's obligations under this Agreement.

                      (c)       All nonpublic or otherwise confidential information regarding the Company or its Subsidiaries obtained by Parent, Merger Sub I, Merger Sub II or their respective Representatives pursuant to this Section 5.17 shall be kept confidential in accordance with the Confidentiality Agreement. Notwithstanding anything to the contrary in the Confidentiality Agreement, the Company agrees that Parent and its Representatives may initiate contact with and pursue potential Lenders in connection with the transactions contemplated by this Agreement, in each case subject to the confidentiality and use restrictions applicable to "Representatives" (as defined in the Confidentiality Agreement) set forth in the Confidentiality Agreement. For the avoidance of doubt, without the prior written consent of the Company, Parent and its affiliates and its and their Representatives to the extent acting on behalf of Parent will not enter into with any such potential Lenders any exclusivity, lock-up or other agreement, arrangement or understanding, whether written or oral, that may reasonably be expected to limit, restrict, restrain or otherwise impair in any manner, directly or indirectly, the ability of such potential Lender to provide financing or other assistance to any other Person in respect of a Company Acquisition Proposal (provided that the foregoing shall not prohibit the establishment of customary "tree" arrangements).

ARTICLE VI.

CONDITIONS TO CONSUMMATION OF THE MERGERS

       Section 6.1      Conditions to Each Party's Obligations to Effect the Mergers.    The respective obligations of each party hereto to consummate the Mergers are subject to the fulfillment at or prior to the Closing Date of each of the following conditions, any or all of which may be waived in whole or in part by the party being benefited thereby (which waiver shall be in such party's sole discretion), to the extent permitted by applicable Law:

                     (a)      Company Requisite Vote.    The Company shall have obtained the Company Requisite Vote.

                     (b)      No Injunctions, Orders or Restraints; Illegality.    No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or order

(whether temporary, preliminary or permanent) which is then in effect and has the effect of making the Mergers illegal or otherwise restricting, preventing or prohibiting consummation of the Mergers.

       Section 6.2      Conditions to the Obligations of Parent, Merger Sub I and Merger Sub II.    The obligations of Parent, Merger Sub I and Merger Sub II to effect the Mergers are further subject to the satisfaction of the following conditions, any one or more of which may be waived in whole or in part by Parent at or prior to the Closing Date:

                     (a)      Representations and Warranties.    (i) Except for the representations and warranties referred to in clauses (ii) or (iii) below, each of the representations and warranties of the Company and the Partnership contained in this Agreement shall be true and correct (determined without regard to any qualification by any of the terms "material" or "Material Adverse Effect" therein) as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty shall be true and correct at and as of such date, without regard to any such qualifications therein), except where the failure of such representations and warranties to be true and correct has not had, or would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (ii) the representations and warranties of the Company and the Partnership contained in Section 3.2 (other than clauses (b), (d) and (e) thereof) (Capitalization) shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects at and as of such date), and (iii) the representations and warranties of the Company and the Partnership contained in Section 3.7(b) (Absence of Certain Changes) shall be true and correct in all respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects at and as of such date).

                     (b)      Performance and Obligations of the Company.    Each of the Company and the Partnership shall have performed or complied in all material respects with all obligations, agreements and covenants required by this Agreement to be performed by it or complied with on or prior to the Closing Date.

                     (c)      REIT Opinion.    Parent and Merger Sub I shall have received a tax opinion of Morgan, Lewis & Bockius LLP, tax counsel to the Company, or such other law firm as may be reasonably approved by Parent, dated as of the Closing Date in the form of Exhibit A attached hereto (the "REIT Opinion"), which opinion concludes (subject to customary assumptions, qualifications and representations, including representations made by the Company and the Company Subsidiaries), that the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code for all taxable periods commencing with the Company's taxable year ended December 31, 2004 through and including the Company Merger Effective Time.

                     (d)      Absence of Material Adverse Change.    From the date of this Agreement through the Closing Date, there shall not have occurred a change, event, state of facts or development that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

                     (e)      Closing Certificate.    Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company, dated as of the Closing Date, certifying that the conditions set forth in Section 6.2(a) and Section 6.2(b) are satisfied.

       Section 6.3      Conditions to Obligations of the Company and the Partnership.    The obligations of the Company and the Partnership to effect the Mergers are further subject to the satisfaction of the following conditions, any one or more of which may be waived in whole or in part by the Company at or prior to the Closing Date:

                     (a)      Representations and Warranties.    Each of the representations and warranties of Parent, Merger Sub I and Merger Sub II contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made on and as of the Closing Date (except to the extent a representation or warranty is made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects at and as of such date).

                     (b)      Performance and Obligations of Parent, Merger Sub I and Merger Sub II.    Each of Parent, Merger Sub I and Merger Sub II shall have performed or complied in all material respects with all obligations, agreements and covenants required by this Agreement to be performed by it or complied with on or prior to the Closing Date.

                     (c)      Closing Certificate.    The Company shall have received a certificate signed on behalf of Parent by an executive officer of Parent, dated as of the Closing Date, certifying that the conditions set forth in Section 6.3(a) and Section 6.3(b) are satisfied.

       Section 6.4      Frustration of Closing Conditions.    No party may rely, either as a basis for not consummating the Mergers or the other transactions contemplated hereby or terminating this Agreement and abandoning the Mergers, on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to use reasonable best efforts to consummate the Mergers and the other transactions contemplated hereby.

ARTICLE VII.

TERMINATION

       Section 7.1      Termination.    This Agreement may be terminated and abandoned at any time prior to the Closing Date, whether before or after the receipt of the Company Requisite Vote (except as otherwise provided below):

                     (a)      by the mutual written consent of Parent and the Company; or

                     (b)      by either of the Company, on the one hand, or Parent, on the other hand, by written notice to the other, if:

                                    (i)        any Governmental Entity of competent authority shall have issued an order, decree or ruling or taken any other action in each case permanently restraining, enjoining or otherwise prohibiting the Mergers substantially on the terms contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to a party if the issuance of such final, non-appealable order, decree or ruling or taking of such other action was primarily due to the failure of the Company or the Partnership, in the case of termination by the Company, or Parent, Merger Sub I or Merger Sub II, in the case of termination by Parent, to perform any of its obligations under this Agreement; or

                                    (ii)       the Mergers shall not have been consummated on or before November 6, 2018 (the "Outside Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(b)(ii) shall not be available to the Company, if the Company or the Partnership, or to Parent, if Parent, Merger Sub I or Merger Sub II, as applicable, shall have breached in any material respect its obligations under this Agreement in any manner that shall have caused or resulted in the failure to consummate the Mergers on or before such date; or

                                    (iii)      the Company Requisite Vote shall not have been obtained at a duly held Company Shareholders' Meeting or any adjournment or postponement thereof at which the Company Merger is voted upon; or

                     (c)      by written notice from the Company to Parent, if:

                                    (i)        prior to obtaining the Company Requisite Vote, the Company Board effects an Adverse Recommendation Change in accordance with Section 5.6(d) in connection with a Superior Proposal and the Company Board has approved, and, concurrently with the termination hereunder, the Company enters into a definitive agreement providing for the implementation of a Superior Proposal, but only if the Company is not then in breach of Section 5.6; provided that such termination shall not be effective until the Company has paid the Company Termination Fee in accordance with Section 7.3(b); or

                                    (ii)       Parent, Merger Sub I or Merger Sub II shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement such that a condition set forth in Section 6.3(a) or Section 6.3(b) would be incapable of being satisfied by the Outside Date, provided that neither the Company nor the Partnership shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement in any material respect; or

                                    (iii)      (A) all of the conditions set forth in Section 6.1 and Section 6.2 shall have been satisfied or waived by Parent (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of the notice referenced in clause (B) of this Section 7.1(c)(iii) if the Closing were to occur on the date of such notice), (B) on or after the date the Closing should have occurred pursuant to Section 1.5, the Company has delivered written notice to Parent to the effect that all of the conditions set forth in Section 6.1 and Section 6.2 have been satisfied or waived by Parent (other than those conditions that by their nature are to be satisfied at the Closing; provided that such conditions to be satisfied at the Closing would be satisfied as of the date of such notice if the Closing were to occur on the date of such notice) and the Company and the Partnership are prepared to consummate the Closing, and (C) Parent, Merger Sub I and Merger Sub II fail to consummate the Closing on or before the third Business Day after delivery of the notice referenced in clause (B) of this Section 7.1(c)(iii), and the Company and the Partnership were prepared to consummate the Closing during such three Business Day period; or

                     (d)      by written notice from Parent to the Company, if:

                                    (i)        the Company or the Partnership shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement such that a condition set forth in Section 6.2(a) or Section 6.2(b) would be incapable of being satisfied by the Outside Date, provided that neither Parent, Merger Sub I nor Merger Sub II shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement in any material respect; or

                                    (ii)       (A) the Company Board shall have effected, or resolved to effect, an Adverse Recommendation Change, (B) the Company shall have failed to publicly recommend against any tender offer or exchange offer subject to Regulation 14D under the Exchange Act that constitutes a Company Acquisition Proposal (including, for these purposes, by taking no position with respect to the acceptance of such tender offer or exchange offer by the Company's shareholders) within ten (10) Business Days after the commencement of such tender offer or exchange offer, (C) the Company Board shall have failed to publicly reaffirm the Company Recommendation within ten (10) Business Days after the date a Company Acquisition Proposal shall have been publicly announced (or if the Company Shareholders' Meeting is scheduled to be held within ten (10) Business Days from the date a Company Acquisition Proposal is publicly announced, promptly and in any event prior to the date on which the Company Shareholders' Meeting is scheduled to be held) or (D) the Company enters into an Alternative Acquisition Agreement (other than an Acceptable Confidentiality Agreement entered into in compliance with Section 5.6).

       Section 7.2      Effect of the Termination.    In the event of termination of this Agreement by either the Company or Parent as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Parent, Merger Sub I, Merger Sub II, the Company or the Partnership or their respective affiliates or Representatives, relating to, based on or arising under or out of this Agreement, the transactions contemplated hereby or the subject matter hereof (including the negotiation and performance of this Agreement), except (a) as provided in Section 5.2(b) and for this Section 7.2, Section 7.3 and Article VIII, the provisions relating to the payment and reimbursement of Assumption Expenses in Section 5.16(b) and the indemnification, payment and reimbursement provisions contained in the last sentence of Section 5.12 and the last sentence of Section 5.17(a), (b) the Guaranty and the Confidentiality Agreement (provided that with respect to the Confidentiality Agreement, Parent, Merger Sub I and Merger Sub II shall each be treated as if they were a party thereto to the same extent as Blackstone Real Estate Advisors L.P.) shall each continue in full force and effect in accordance with their respective terms (notwithstanding clause (i) of Section 16 of the Confidentiality Agreement) and (c) subject to Section 8.8, nothing herein shall relieve any party from any liability for any fraud or any willful and intentional breach by such party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

       Section 7.3      Fees and Expenses.

                     (a)      Except as otherwise set forth in this Agreement, whether or not the Mergers are consummated, all expenses incurred in connection with this Agreement and the other transactions contemplated hereby shall be paid by the party incurring such expenses.

                     (b)      In the event that this Agreement is terminated:

                                    (i)        by Parent pursuant to Section 7.1(d)(ii),

                                    (ii)       by the Company pursuant to Section 7.1(c)(i), or

                                    (iii)      (A) by the Company or Parent pursuant to Section 7.1(b)(ii) or Section 7.1(b)(iii) or by Parent pursuant to Section 7.1(d)(i) and (B)(x) a Company Acquisition Proposal shall have been received by the Company or its Representatives or any Person shall have publicly proposed or publicly announced an intention (whether or not conditional) to make a Company Acquisition Proposal (and, in the case of a termination pursuant to Section 7.1(b)(iii), such Company Acquisition Proposal or publicly proposed or announced intention shall have been made prior to the Company Shareholders' Meeting) and (y) within twelve (12) months after a termination referred to in this Section 7.3(b)(iii) the Company enters into a definitive agreement relating to, or consummates, any Company Acquisition Proposal (with, for purposes of this clause (y), the references to "15%" in the definition of "Company Acquisition Proposal" being deemed to be references to "50%"), then the Company shall pay as directed by Parent the Company Termination Fee by wire transfer of same day funds to an account designated by Parent, (x) in the case of a payment pursuant to Section 7.3(b)(i), within two (2) Business Days after the date of such termination by Parent, (y) in the case of a payment pursuant to Section 7.3(b)(ii), prior to or concurrently with such termination by the Company and (z) in the case of a payment pursuant to Section 7.3(b)(iii), within two (2) Business Days after the earlier of entry into a definitive agreement relating to the Company Acquisition Proposal referred to in clause (y) of Section 7.3(b)(iii), or the consummation of, such Company Acquisition Proposal. "Company Termination Fee" means $138,000,000, except that the Company Termination Fee shall be $46,000,000 in the event that this Agreement is terminated by the Company pursuant to Section 7.1(c)(i) in order to enter into a definitive agreement with an Excluded Party providing for the implementation of a Superior Proposal.

                     (c)      In the event that this Agreement is terminated by the Company pursuant to Section 7.1(c)(ii) or Section 7.1(c)(iii), then Parent shall, within three (3) Business Days after the date of such termination, pay or cause to be paid to the Company, by wire transfer of same day funds to an account designated by the Company, an amount equal to $414,000,000 (the "Parent Termination Amount").

                     (d)      If the Company decides to apply for a ruling from the IRS with respect to the tax consequences of the receipt of the Parent Termination Amount, Parent shall cooperate with the Company and use commercially reasonable efforts to provide assistance (if any) requested by the Company with respect thereto.

                     (e)      The Company and Parent agree that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement and that (x) the Company Termination Fee is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate Parent, Merger Sub I and Merger Sub II in the circumstances in which the Company Termination Fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Mergers, which amount would otherwise be impossible to calculate with precision and (y) the Parent Termination Amount is not a penalty, but rather is the amount that Parent has agreed to pay the Company, upon the termination of this Agreement pursuant to Parent's breach or other failure to consummate the Mergers pursuant to Section 7.1(c)(ii) or Section 7.1(c)(iii), for release from its agreement and settlement of its obligation to consummate the Mergers (and acquire, for U.S. federal, and applicable state and local, income tax purposes, all of the Company's assets) in accordance herewith and compensates the Company for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Mergers. If Parent receives the full payment of the Company Termination Fee from the Company pursuant to Section 7.3(b) under circumstances where a Company Termination Fee was payable, the receipt by Parent of the Company Termination Fee shall be the sole and exclusive remedy for any and all losses or damages suffered by Parent, Merger Sub I, Merger Sub II or any of their respective affiliates or Representatives in connection with this Agreement (and the termination hereof), the Mergers and the other transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination. In the event that Parent or the Company, as the case may be, is required to commence litigation to seek all or a portion of the amounts payable under this Section 7.3, and it prevails in such litigation, it shall be entitled to receive, in addition to all amounts that it is otherwise entitled to receive under this Section 7.3, all reasonable expenses (including attorneys' fees) which it has incurred in enforcing its rights hereunder. The parties agree that in no event shall (i) Parent be required to pay the Parent Termination Amount on more than one occasion or (ii) the Company be required to pay the Company Termination Fee on more than one occasion.

ARTICLE VIII.

MISCELLANEOUS

       Section 8.1      Nonsurvival of Representations and Warranties.    None of the representations, warranties, covenants or agreements in this Agreement or in any certificate, exhibit, schedule or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants or agreements, shall survive beyond the Company Merger Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Company Merger Effective Time (including the covenants and agreements in Section 5.8, Section 5.9, and this Article VIII).

       Section 8.2      Entire Agreement; Assignment.

                     (a)      This Agreement (including the exhibits, schedules and other documents delivered pursuant hereto) constitutes, together with the Guaranty and the Confidentiality Agreement, the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and thereof.

                     (b)      Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or transferred, in whole or in part, by operation of Law (including by merger or consolidation) or otherwise by any of the parties hereto without the prior written consent of the other parties; provided, however, that, prior to the mailing of the Proxy Statement to the Company's shareholders, Parent may designate, by written notice to the Company, one or more wholly owned direct or indirect Subsidiaries to be a party to the Mergers in lieu of Merger Sub I and/or Merger Sub II, in which event all references herein to Merger Sub I and/or Merger Sub II shall be deemed references to such other Subsidiary, except that all representations and warranties made herein with respect to Merger Sub I and/or Merger Sub II as of the date of this Agreement shall be deemed representations and warranties made with respect to such other Subsidiary as of the date of such designation; provided, further, that any such designation shall not impede or delay the consummation of the transactions contemplated by this Agreement. Any assignment in violation of this Section 8.2(b) shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

       Section 8.3      Notices.    All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made (a) as of the date delivered if delivered personally and (b) on the next Business Day if (i) sent by email of a.pdf attachment or (ii) sent by prepaid overnight carrier (providing proof of delivery), to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

                     (a)      if to Parent, Merger Sub I or Merger Sub II:

        BRE Glacier Parent L.P.
        c/o The Blackstone Group
        345 Park Avenue
        New York, NY 10154
        Attention:        Tyler Henritze
        Email:               henritze@blackstone.com

        with a copy (which shall not constitute notice) to:

        Simpson Thacher & Bartlett LLP
        425 Lexington Ave.
        New York, NY 10017
        Attention:        Brian M. Stadler
        Email:               bstadler@stblaw.com

                     (b)      if to the Company or the Partnership:

        Gramercy Property Trust
        90 Park Avenue
        32nd Floor New York, NY 10016
        Attention:        President
        Email:               BHarris@gptreit.com

        and

        Gramercy Property Trust
        90 Park Avenue
        32nd Floor
        New York, NY 10016
        Attention:        General Counsel
        Email:               EMatey@gptreit.com

        with a copy (which shall not constitute notice) to:

        Wachtell, Lipton, Rosen & Katz
        51 West 52nd Street
        New York, NY 10019
        Attention:        Robin Panovka
                                  Karessa L. Cain
        Email:              RPanovka@wlrk.com
                                 KLCain@wlrk.com

or to such other address as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

       Section 8.4      Governing Law and Venue; Waiver of Jury Trial.

                     (a)      This Agreement and all disputes, claims or controversies arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement, or the transactions contemplated hereby shall be governed by and construed in accordance with the Laws of the State of Maryland (other than with respect to issues relating to the Company Merger and the Partnership Merger that are required to be governed by the DRULPA), in each case without regard to its rules of conflict of laws.

                     (b)      Each of the parties hereto hereby (i) irrevocably submits to and agrees to be subject to the personal jurisdiction of the Circuit Court of Baltimore City, Maryland and/or the U.S. District Court for the District of Maryland (the "Chosen Courts"), for the purpose of any claim, action, suit or proceeding (whether based in contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement thereof, (ii) irrevocably agrees that all such claims, actions, suits or proceedings may and shall be brought before, and determined by, only a Chosen Court with subject matter jurisdiction over such claim(s), action(s), suit(s) or proceeding(s), (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iv) agrees that it will not (except for a suit on the judgment as expressly permitted by Section 8.4(d)) bring any claim, action, suit or proceeding relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Chosen Court. In any judicial proceeding, each of the parties further consents to the assignment of any proceeding in the Courts of the State of Maryland to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 (or any successor thereof).

                     (c)      Each of the parties hereto irrevocably consents to the service of the summons and complaint and any other process in any other claim, suit, action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, in the manner provided by Section 8.3, and nothing in this Section 8.4 shall affect the right of any party hereto to serve legal process in any other manner permitted by Law.

                     (d)      Each party hereto agrees that a final judgment in any claim, suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

                     (e)      EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.4(E).

       Section 8.5      Interpretation; Certain Definitions.    The parties hereto have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. When a reference is made in this Agreement to an Article, Section, exhibit or schedule, such reference shall be to an Article or Section of, or an exhibit or schedule to, this Agreement, unless otherwise indicated. The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply "if." All terms defined in this Agreement shall have the defined meanings when used in any certificate or other instrument made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws. References to a Person are also to its successors and permitted assigns. All references to "dollars" or "$" refer to currency of the United States of America.

       Section 8.6      Parties In Interest.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and, except as provided in Section 5.8, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement, including the right to rely upon the representations and warranties set forth herein. The parties hereto further agree that the rights of third party beneficiaries under Section 5.8 shall not arise unless and until the Company Merger Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties may be subject to waiver by the parties hereto in accordance with Section 8.10 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

       Section 8.7      Severability.    If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

       Section 8.8      Specific Performance.

                     (a)      The parties hereto agree that irreparable harm, for which monetary damages (even if available) would not be an adequate remedy, would occur in the event that the Company or the Partnership do not perform any of the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate the Mergers and the other transactions contemplated by this Agreement) in accordance with the Agreement's specified terms or otherwise breaches such provisions. Accordingly, the parties acknowledge and agree that Parent, Merger Sub I and Merger Sub II shall be entitled to an injunction, specific performance or other equitable relief to prevent and/or remedy a breach of this Agreement by the Company and the Partnership and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which Parent, Merger Sub I or Merger Sub II are entitled at Law or in equity. Each of the Company and the Partnership agrees that it will not oppose the granting of an injunction, specific performance, or other equitable relief on the basis that any of Parent, Merger Sub I or Merger Sub II has an adequate remedy at Law or that any award of specific performance is not an appropriate remedy for any reason at Law or in equity. Any of Parent, Merger Sub I or Merger Sub II seeking an injunction or injunctions to prevent a breach or breaches of this Agreement or to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with the request for or grant of any such order or injunction. Each of the Company and the Partnership agree not to assert that a remedy of specific performance is unenforceable, invalid, contrary to Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy. The parties hereto agree that neither the Company nor the Partnership shall be entitled to an injunction, specific performance or other equitable relief to prevent and/or remedy a breach of this Agreement by Parent, Merger Sub I or Merger Sub II or to enforce specifically the terms and provisions hereof and that the Company's and the Partnership's sole and exclusive remedy relating to a breach of this Agreement by Parent, Merger Sub I or Merger Sub II or otherwise shall be the remedy set forth in Section 7.3(c), as set forth in the penultimate sentence of Section 7.3(e), payment or reimbursement of Assumption Expenses pursuant to Section 5.16(b), and indemnification, payment and reimbursement pursuant to the last sentence of Section 5.12 and the last sentence of Section 5.17(a); provided, however, that the Company shall be entitled to seek specific performance to prevent any breach by Parent of Section 5.2(b) or Section 7.3(d).

                     (b)      The parties further agree (i) the seeking of remedies pursuant to Section 8.8(a) shall not in any respect constitute a waiver by any of Parent, Merger Sub I or Merger Sub II seeking such remedies of its respective right to seek any other form of relief that may be available to it under this Agreement, including under Section 7.3, in the event that this Agreement has been terminated or in the event that the remedies provided for in Section 8.8(a) are not available or otherwise not granted and (ii) nothing set forth in this Agreement shall require Parent, Merger Sub I or Merger Sub II to institute any proceeding for (or limit any of Parent's, Merger Sub I's or Merger Sub II's right to institute any proceeding for) specific performance under this Section 8.8 prior or as a condition to exercising any termination right under Article VII (and pursuing damages after such termination), nor shall the commencement of any legal proceeding by any of Parent, Merger Sub I or Merger Sub II seeking remedies pursuant to Section 8.8(a) or anything set forth in this Section 8.8 restrict or limit Parent's right to terminate this Agreement in accordance with the terms of Article VII or pursue any other remedies under this Agreement that may be available then or thereafter.

                     (c)      Notwithstanding anything to the contrary in this Agreement, the maximum aggregate liability of Parent, Merger Sub I and Merger Sub II together for any losses, damages, costs or expenses of the Company or the Partnership or their affiliates relating to the failure of the transactions contemplated by this Agreement to be consummated, or a breach of this Agreement by Parent, Merger Sub I or Merger Sub II or otherwise in connection with this Agreement or the transactions contemplated hereunder, shall be limited to an amount equal to (i) the Parent Termination Amount, plus (ii) amounts payable or reimbursable pursuant to the penultimate sentence of Section 7.3(e), plus (iii) the aggregate amount of Assumption Expenses payable or reimbursable pursuant to Section 5.16(b), plus (iv) Parent's indemnification, payment and reimbursement obligations pursuant to the last sentence of Section 5.12 and the last sentence of Section 5.17(a) (collectively, the "Liability Limitation"), and in no event shall the Company or the Partnership or any of their affiliates seek any amount in excess of the Liability Limitation in connection with this Agreement or the transactions contemplated hereby or in respect of any other document or theory of law or equity or in respect of any oral representations made or alleged to be made in connection herewith or therewith, whether at law or in equity, in contract, tort or otherwise. Each of the Company and the Partnership agrees that it has no right of recovery against, and no personal liability shall attach to, any of the Parent Parties (other than Parent, Merger Sub I or Merger Sub II to the extent provided in this Agreement and Blackstone Real Estate Advisors L.P. to the extent provided in the Confidentiality Agreement), through Parent, Merger Sub I or Merger Sub II or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil, by or through a claim by or on behalf of Parent, Merger Sub I or Merger Sub II against any Parent Party, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any applicable Law, whether in contract, tort or otherwise, except for its rights to recover from the Guarantor (but not any other Parent Party) under and to the extent provided in the Guaranty and subject to the Liability Limitation and the other limitations described therein. Recourse against the Guarantor under the Guaranty shall be the sole and exclusive remedy of the Company, the Partnership and their respective affiliates against the Guarantor and any other Parent Party (other than Parent, Merger Sub I or Merger Sub II to the extent provided in this Agreement and Blackstone Real Estate Advisors L.P. to the extent provided in the Confidentiality Agreement) in connection with this Agreement or the transactions contemplated hereby or in respect of any other document or theory of law or equity or in respect of any oral representations made or alleged to be made in connection herewith or therewith, whether at law or in equity, in contract, in tort or otherwise. Without limiting the rights of the Company against Parent, Merger Sub I or Merger Sub II hereunder and Blackstone Real Estate Advisors L.P. under the Confidentiality Agreement, in no event shall the Company or its affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover damages from, any Parent Party (other than the Guarantor to the extent provided in the Guaranty and subject to the Liability Limitation and the other limitations described therein).

       Section 8.9      Amendment.    This Agreement may be amended by action taken by the Company, the Partnership, Parent, Merger Sub I and Merger Sub II at any time before or after approval of the Mergers by the Company Requisite Vote but, after such approval, no amendment shall be made which requires the approval of any such shareholders under applicable Law without obtaining such further approvals. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the parties hereto.

       Section 8.10      Extension; Waiver.    At any time prior to the Closing Date, each party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any breaches or inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto or (c) subject to Section 8.9, waive compliance by the other parties with any of the agreements or conditions contained herein. Any agreement on the part of any party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, the Partnership, Parent, Merger Sub I or Merger Sub II in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

       Section 8.11      Counterparts.    This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall be considered one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile or by electronic delivery in.pdf format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

       Section 8.12      Definitions.

Defined Terms	Section
Acceptable Confidentiality Agreement	Section 5.6(b)
Adverse Recommendation Change	Section 5.6(d)
Aggregate Preferred Share Redemption Amount	Section 5.15(a)
Agreement	Preamble
Alternative Acquisition Agreement	Section 5.6(a)
Amended Partnership Agreement	Section 1.2(b)
Assumption Documents	Section 5.16(a)
Assumption Expenses	Section 5.16(b)
Bankruptcy and Equity Exception	Section 3.3(a)
Book-Entry Share	Section 2.4(b)
Book-Entry Unit	Section 2.4(b)
Cancelled Units	Section 2.2(d)
Capital Expenditure Budget	Section 3.14(d)
Capital Expenditures	Section 3.14(d)
Cash-Out Limited Partner	Recitals
Certificate	Section 2.4(b)
Certificate of Limited Partnership	Section 1.2(b)
Chosen Courts	Section 8.4(b)
Class A Partnership Units	Recitals
Closing	Section 1.5
Closing Date	Section 1.5
COBRA	Section 3.11(d)
Company	Preamble
Company Board	Preamble
Company Bylaws	Section 3.1(b)
Company Charter	Section 3.1(b)
Company Disclosure Letter	Article III
Company Employee	Section 5.9(a)
Company Employee Benefit Plan or Company Employee Benefits Plans	Section 3.11(a)
Company Financial Statements	Section 3.5
Company Intellectual Property Rights	Section 3.16(a)
Company Leased Real Property	Section 3.14(c)
Company Leases	Section 3.14(c)
Company LTIP Unit	Section 2.3(d)(i)
Company Material Contract	Section 3.17(b)
Company Merger	Recitals
Company Merger Articles of Merger	Section 1.4(b)
Company Merger Certificate	Section 1.4(b)
Company Merger Effective Time	Section 1.4(b)
Company Option	Section 2.3(c)
Company Permits	Section 3.9(a)
Company Preferred Shares	Section 3.2(a)
Company Recommendation	Section 5.4
Company Requisite Vote	Section 3.20
Company Restricted Share Award	Section 2.3(a)
Company RSU Award	Section 2.3(b)
Company SEC Documents	Section 3.5
Company Series A Preferred Shares	Section 3.2(a)
Company Series A Preferred Share Redemption	Section 5.15

Defined Terms	Section
Company Share	Section 2.1(b)
Company Share Merger Consideration	Section 2.1(b)
Company Shareholders' Meeting	Section 5.4
Company Space Leases	Section 3.14(e)
Company Termination Fee	Section 7.3(b)
Compensation Committee	Section 2.3(d)(ii)
Confidentiality Agreement	Section 5.2(b)
Continuing Units	Section 2.2(c)
Current ESPP Offering Period	Section 2.3(e)
Debt Financing	Section 5.17(a)
Designated Closing Date	Section 1.5
Development Expenditure Budget	Section 3.14(d)
Development Expenditures	Section 3.14(d)
Development Projects	Section 3.14(d)
D&O Insurance	Section 5.8(b)
DRULPA	Recitals
DSOS	Section 1.4(a)
Election Date	Section 2.2(b)(i)
Equity Commitment Letter	Section 4.8(a)
Equity Financing	Section 4.8(a)
Equity Investor	Section 4.8(a)
ERISA	Section 3.11(a)
Exchange Fund	Section 2.4(a)
Excluded Shares	Section 2.1(c)
Excluded Units	Section 2.2(d)
Existing Indebtedness	Section 3.17(b)(iv)
Existing Lender	Section 5.16(a)
Existing Loan Documents	Section 3.17(b)(iv)
Extension Notice	Section 1.5
FCPA	Section 3.9(c)
Form of Election	Section 2.2(b)(i)
GAAP	Section 3.5
Ground Lease or Ground Leases	Section 3.14(b)
Ground Leased Real Property	Section 3.14(b)
Guarantor	Recitals
Guaranty	Recitals
Indemnified Liabilities	Section 5.8(a)
Indemnified Party or Indemnified Parties	Section 5.8(a)
Inquiry	Section 5.6(a)
Intellectual Property Rights	Section 3.16(a)
Interim Period	Section 5.1
IRS	Section 3.11(c)
JV Entity	Section 3.1(d)
Lenders	Section 5.17(a)
Liability Limitation	Section 8.8(c)
Maximum Amount	Section 5.8(b)
Merger Consideration	Section 2.2(a)
Merger Sub I	Preamble
Merger Sub I GP	Preamble
Merger Sub II	Preamble
Merger Sub II GP	Preamble

Defined Terms	Section
Mergers	Recitals
MRL	Recitals
Multiemployer Plan	Section 3.11(b)
Notice of Change of Recommendation	Section 5.6(e)
Notice of Change Period	Section 5.6(e)
Operating Budget	Section 3.14(d)
Operating Expenses	Section 3.14(d)
Outside Date	Section 7.1(b)(ii)
Owned Real Property	Section 3.14(a)
Parent	Preamble
Parent-Approved Transaction	Section 5.12
Parent Plan	Section 5.9(a)
Parent Termination Amount	Section 7.3(c)
Participation Agreements	Section 3.14(f)
Participation Interest	Section 3.14(f)
Participation Party	Section 3.14(f)
Partnership	Preamble
Partnership Merger	Recitals
Partnership Merger Certificate	Section 1.4(a)
Partnership Merger Effective Time	Section 1.4(a)
Partnership Preferred Units	Recitals
Partnership Unit Merger Consideration	Section 2.2(a)
Partnership Units	Recitals
Paying Agent	Section 2.4(a)
Per Company Series A Preferred Share Redemption Price	Section 5.15
Per Company Share Merger Consideration	Section 2.1(b)
Per Partnership Unit Merger Consideration	Section 2.2(a)
Permit	Section 3.9(a)
Proxy Statement	Section 5.3(a)
Qualified Proposal	Section 8.12(t)
QRS	Section 3.13(b)
REIT	Section 3.13(b)
REIT Opinion	Section 6.2(c)
Rent Rolls	Section 3.14(e)
Roll-Over Limited Partner	Recitals
Sarbanes-Oxley Act	Section 3.5
SDAT	Section 1.4(b)
Series A Articles Supplementary	Section 5.15
Series A Redemption Notice	Section 5.15
Space Lease Commission Schedule	Section 3.14(d)
Subject Mortgage Debt	Section 5.16(a)
Surviving Company	Section 1.1(b)
Surviving Partnership	Section 1.1(a)
Takeover Statutes	Section 3.19
Third Party	Section 3.14(g)
Transaction Litigation	Section 5.5(b)
Transfer Taxes	Section 5.13(d)
TRS	Section 3.13(b)
Unit Election	Section 2.2(b)
Vested LTIP Unit	Section 2.3(d)(i)
WARN	Section 3.12(e)

       In addition to the other terms defined throughout this Agreement, which are listed above, the following terms shall have the following meanings when used in this Agreement:

                     (a)      "Additional Consideration" means an amount, rounded to the nearest one-hundredth of a cent, equal to (a) $1.50 multiplied by (b) (i) the number of calendar days elapsed from and including October 15, 2018 until (but not including) the Closing Date divided by (ii) 365.

                     (b)      "affiliate" means, with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person.

                     (c)      "Business Day" means a day other than Saturday, Sunday or any day on which banks located in New York, New York are authorized or obligated by applicable Law to close.

                     (d)      "Code" means the Internal Revenue Code of 1986, as amended.

                     (e)      "Company Acquisition Proposal" means any inquiry, offer or proposal from any Person or "group" (as defined in Section 13(d)(3) of the Exchange Act) regarding any of the following (other than the Mergers) involving any of the Company or the Partnership or any other Company Subsidiary: (i) any merger, consolidation, share exchange, recapitalization, dissolution, liquidation, business combination or other similar transaction involving the Company or the Partnership; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, directly or indirectly, by merger, consolidation, sale of equity interests, share exchange, joint venture, business combination or otherwise, of 15% or more of the consolidated assets of the Company and the Partnership and the other Company Subsidiaries, taken as a whole (as determined on a book-value basis (including Indebtedness secured solely by such assets)), in a single transaction or series of related transactions; (iii) any issue, sale or other disposition (including by way of merger, consolidation, sale of equity interests, share exchange, joint venture, business combination or otherwise) of securities (or options, rights or warrants to purchase, or securities convertible into, such securities) representing 15% or more of the voting power of the Company or 15% or more of the equity interests or general partner interests in the Partnership; (iv) any tender offer or exchange offer for 15% or more of any class of equity security of the Company or 15% or more of the equity interests or general partner interests in the Partnership; or the filing of a registration statement under the Securities Act in connection therewith; (v) any other transaction or series of related transactions pursuant to which any third party proposes to acquire control of assets of the Company or the Partnership and any other Company Subsidiary having a fair market value equal to or greater than 15% of the fair market value of all of the assets of the Company and the Partnership and the other Company Subsidiaries, taken as a whole, immediately prior to such transaction; or (vi) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

                     (f)       "Company Equity Awards" means Company Restricted Share Awards, Company RSU Awards, Company Options and Company LTIP Units and options to purchase Company Shares pursuant to the Company ESPP.

                     (g)      "Company Equity Plan" means the 2016 Equity Incentive Plan, 2015 Equity Incentive Plan, 2013 Equity Incentive Plan, the 2012 Inducement Equity Incentive Plan, the Amended and Restated 2004 Equity Incentive Plan, the Directors' Deferral Program, amended and restated as of January 1, 2015, and each other employee and director equity incentive plan of the Company.

                     (h)      "Company ESPP" means the Company 2017 Employee Stock Purchase Plan.

                     (i)       "Company Material Adverse Effect" means any change, event, state of facts or development that has had or would reasonably be expected to have a material adverse effect on (i) the business, financial condition, assets or continuing results of operations of the Company and the Company Subsidiaries, taken as a whole, or (ii) the ability of the Company or the Partnership to consummate the Mergers before the Outside Date; provided, however, that in the case of clause (i) no change, event, state of facts or development resulting from any of the following shall be deemed to be or taken into account in determining whether there has been or will be, a "Company Material Adverse Effect": (a) the entry into or the announcement, pendency or performance of this Agreement or the transactions contemplated hereby or the consummation of any transactions contemplated hereby, including (i) the identity of Parent and its affiliates, (ii) by reason of any communication by Parent or any of its affiliates regarding the plans or intentions of Parent with respect to the conduct of the business of the Company and the Company Subsidiaries following the Company Merger Effective Time, (iii) the failure to obtain any third party consent in connection with the transactions contemplated hereby and (iv) the impact of any of the foregoing on any relationships with customers, suppliers, vendors, business partners, employees or any other Person, (b) any change, event or development in or affecting financial, economic, social or political conditions generally or the securities, credit or financial markets in general, including interest rates or exchange rates, or any changes therein, in the United States or other countries in which the Company or any of the Company Subsidiaries conduct operations or any change, event or development generally affecting the industries in which the Company and the Company Subsidiaries operate, (c) any change in the market price or trading volume of the equity securities of the Company or of the equity or credit ratings or the ratings outlook for the Company or any of the Company Subsidiaries by any applicable rating agency; provided, however, that the exception in this clause (c) shall not prevent the underlying facts giving rise or contributing to such change, if not otherwise excluded from the definition of Company Material Adverse Effect, from being taken into account in determining whether a Company Material Adverse Effect has occurred, (d) the suspension of trading in securities generally on the New York Stock Exchange, (e) any adoption, implementation, proposal or change after the date hereof in any applicable Law or GAAP or interpretation of any of the foregoing, (f) any action taken or not taken to which Parent has consented in writing, (g) any action expressly required to be taken by this Agreement or taken at the request of Parent (including pursuant to Section 5.12), (h) the failure of the Company or any Company Subsidiary to meet any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period ending on or after the date of this Agreement; provided, however, that the exception in this clause (h) shall not prevent the underlying facts giving rise or contributing to such failure, if not otherwise excluded from the definition of Company Material Adverse Effect, from being taken into account in determining whether a Company Material Adverse Effect has occurred; and provided, further, that this clause (h) shall not be construed as implying that the Company is making any representation or warranty with respect to any internal or public projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period, (i) the commencement, occurrence, continuation or escalation of any war, armed hostilities or acts of terrorism, (j) any actions or claims made or brought by any of the current or former shareholders or equityholders of the Company or any Company Subsidiary (or on their behalf or on behalf of the Company or any Company Subsidiary, but in any event only in their capacities as current or former shareholders or equityholders) arising out of this Agreement or the Mergers or (k) the existence, occurrence or continuation of any force majeure events, including any earthquakes, floods, hurricanes, tropical storms, fires or other natural disasters or any national, international or regional calamity; provided, that (i) with respect to clauses (b), (e), (i), and (k), such changes, events, state of facts or developments may be taken into account to the extent they disproportionately adversely affect the Company and the Company Subsidiaries, taken as a whole, compared to other companies operating in the United States in the industries in which the Company and the Company Subsidiaries operate and (ii) clause (a)(iii) and clause (j) shall not apply to the use of Company Material Adverse Effect in Section 3.4 (or Section 6.2(a) as it relates to Section 3.4).

                     (j)       "Company Real Property" means, collectively, the Owned Real Property and the Ground Leased Real Property.

                     (k)      "Company Subsidiary" means any Subsidiary of the Company, including the Partnership and its Subsidiaries.

                     (l)       "Contract" means any binding agreement, contract, lease (whether for real or personal property), commitment, note, bond, mortgage, indenture, deed of trust, loan or evidence of Indebtedness, to which a Person is a party or to which the properties or assets of such Person are subject.

                     (m)     "Copyrights" means U.S. and non-U.S. copyrights and mask works (as defined in 17 U.S.C. § 901) and pending applications to register the same.

                     (n)      "Cut-Off Time" means the Second Period Expiration Time; provided that, if the foregoing date would be a date that is during (x) a Notice of Change Period with respect to the Company's intention to terminate this Agreement pursuant to Section 7.1(c)(i) to enter into a definitive agreement with respect to a Qualified Proposal that the Board has determined (in accordance with Section 5.6(d)) constitutes a Superior Proposal or (y) an Excluded Party Notice Period, then the Cut-Off Time shall be extended such that the date of the Cut-Off Time is the last day of such Notice of Change Period or the last Excluded Party Notice Period, as applicable (which, for the avoidance of doubt, could result in the Cut-Off Time being extended on multiple occasions in connection with multiple Notice of Change Periods and Excluded Party Notice Periods).

                     (o)      "delivered" or "made available" or words of similar import mean, with respect to documents or information required to be provided by the Company or the Partnership to Parent, Merger Sub I or Merger Sub II, any documents or information (i) posted by the Company or any of its Representatives in the Company's electronic data room, (ii) filed or furnished by the Company with, and available through, the SEC's Electronic Data Gathering and Retrieval System or (iii) otherwise made reasonably available by the Company or its Representatives to Parent, in each case prior to the execution and delivery of this Agreement.

                     (p)      "Environmental Laws" means all Laws which (a) regulate or relate to (i) the protection or clean-up of the environment, (ii) occupational safety and health in respect of Hazardous Substances or (iii) the treatment, storage, transportation, handling, exposure to, disposal or Release of Hazardous Substances or (b) impose liability with respect to any of the foregoing.

                     (q)      "Environmental Permits" means any permit, registration, identification number, license and other authorization under any applicable Environmental Law.

                     (r)       "ERISA Affiliate" means any entity, trade or business (whether or not incorporated) that is considered a single employer together with the Company or any ERISA Affiliate under ERISA Section 4001(b) or part of the same "controlled group" with the Company or any ERISA Affiliate for purposes of Code Section 414.

                     (s)       "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                     (t)       "Excluded Party" means any Person or group of Persons that submitted a written bona fide Company Acquisition Proposal to the Company after the date hereof and prior to the Initial Period Expiration Time that the Company Board determines prior to the Initial Period Expiration Time, after consultation with outside legal counsel and financial advisors, constitutes, or could reasonably be expected to lead to, a Superior Proposal and provides written notice to Parent promptly (and in any event within 48 hours) of such determination (such Company Acquisition Proposal, a "Qualified Proposal"); provided, that the Company commences, at or prior to the Second Period Expiration Time, a Notice of Change Period with respect to its intention to terminate this Agreement pursuant to Section 7.1(c)(i)

to enter into a definitive agreement providing for the implementation of such Qualified Proposal that the Company Board has determined (in accordance with Section 5.6(d)) constitutes a Superior Proposal; provided, further, that any such Person or group of Persons shall cease to be an Excluded Party upon the earliest to occur of the following: (a) such time as such Person's or group of Persons' Company Acquisition Proposal is withdrawn, terminated or expires, (b) the last Excluded Party Notice Period with respect to such Person or group of Persons expires, (c) in the case of a group, if the Persons in such group as of the time such group submitted the Qualified Proposal that most recently rendered such group an Excluded Party cease to constitute in the aggregate at least 75% of the equity financing (measured by voting power or value) of such group, unless the remainder of such equity financing is to be provided by Persons who were themselves in a group of Persons that was an Excluded Party prior to the Initial Period Expiration Time or (d) the Cut-Off Time.

                     (u)      "Excluded Party Notice Period" means, with respect to an Excluded Party, a period of three (3) Business Days commencing upon the expiration of the first Notice of Change Period with respect to the Company's intention to terminate this Agreement pursuant to Section 7.1(c)(i) to enter into a definitive agreement with respect to a Qualified Proposal which was submitted by such Excluded Party that the Company Board has determined (in accordance with Section 5.6(d)) constitutes a Superior Proposal, it being agreed that if a new Notice of Change Period is commenced, at or before the expiration of such three (3) Business Day period, with respect to the Company's intention to terminate this Agreement pursuant to Section 7.1(c)(i) to enter into a definitive agreement providing for the implementation of such Superior Proposal, as materially revised, then a new Excluded Party Notice Period of two (2) Business Days shall commence upon the expiration of such new Notice of Change Period (and another new Excluded Party Notice Period of two (2) Business Days shall commence upon the expiration of any further such new Notice of Change Period that commences at or before the expiration of the prior Excluded Party Notice Period), it being understood that if any Excluded Party Notice Period expires without such a new Notice of Change Period having been commenced at or before such expiration, there shall be no further Excluded Party Notice Periods with respect to such Excluded Party.

                     (v)      "Governmental Entity" means any court, tribunal or any government or political subdivision thereof, whether federal, state, county, local or foreign, or any agency, authority, official or instrumentality of such governmental or political subdivision, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

                     (w)     "Hazardous Substances" means any toxic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, hazardous material or hazardous waste, whether solid, liquid or gas, that is subject to regulation, control or remediation, or for which liability or standards of care are imposed, under any Environmental Laws, including petroleum (including crude oil or any fraction thereof), asbestos, radioactive materials and polychlorinated biphenyls, or toxic mold.

                     (x)      "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person and its Subsidiaries for borrowed money, including obligations evidenced by notes, bonds, debentures or other similar instruments, (b) all reimbursement obligations of such Person and its Subsidiaries under letters of credit to the extent such letters of credit have been drawn, (c) obligations of such Person and its Subsidiaries in respect of interest rate, currency or other swaps, hedges or similar derivative arrangements, (d) all capital lease obligations of such Person and its Subsidiaries, (e) all obligations of such Person and its Subsidiaries for guarantees of another Person in respect of any items set forth in clauses (a) through (d), and (f) all outstanding prepayment premium obligations of such Person and its Subsidiaries, if any, and accrued interest, fees and expenses related to any of the items set forth in clauses (a) through (c). For the avoidance of doubt, "Indebtedness" shall not include any liability for Taxes and shall not include any Indebtedness from the Company to a wholly-owned Company Subsidiary (or vice versa) or between wholly-owned Company Subsidiaries.

                      (y)      "Initial Period Expiration Time" means June 20, 2018.

                      (z)       "Intervening Event" means a material event, development or change in circumstances with respect to the Company and the Company Subsidiaries, taken as a whole, that occurred or arose after the date of this Agreement, which (a) was unknown to, nor reasonably foreseeable by, the Company Board as of or prior to the date of this Agreement and (b) becomes known to or by the Company Board prior to the receipt of the Company Requisite Vote; provided, however that none of the following will constitute, or be considered in determining whether there has been, an Intervening Event: (i) the receipt, existence of or terms of an Inquiry or Company Acquisition Proposal or any matter relating thereto or consequence thereof and (ii) changes in the market price or trading volume of the Company Shares or the fact that the Company meets or exceeds internal or published projections, budgets, forecasts or estimates of revenues, earnings or other financial results for any period (provided, however, that the underlying causes of such change or fact shall not be excluded by this clause (ii)).

                      (aa)    "Joint Venture Agreements" means the organizational and other governing documents of a JV Entity.

                      (bb)    "know" or "knowledge" means, with respect to the Company, the actual knowledge of such persons listed in Section 8.12(bb) of the Company Disclosure Letter, and with respect to Parent, the actual knowledge of the persons listed in Schedule A hereto.

                      (cc)     "Law" means any federal, state, local or foreign law (including common law), statute, code, directive, ordinance, rule, regulation, order, judgment, writ, stipulation, award, injunction or decree of any Governmental Entity.

                      (dd)    "Lien" means any lien, mortgage, pledge, conditional or installment sale agreement, restriction on transfer, purchase option, right of first refusal, easement, security interest, charge, encumbrance, deed of trust, right-of-way or other encumbrance of any nature, whether voluntarily incurred or arising by operation of Law.

                      (ee)    "Material Company Lease" means any lease, sublease or occupancy agreement of real property (other than Ground Leases) under which the Company or any Company Subsidiary is the tenant or subtenant or serves in a similar capacity and (x) that provides for annual rentals of $1,000,000 or more or (y) relates to real property comprising more than 25,000 square feet of space; provided that any such lease, sublease or occupancy agreement between the Company and any Company Subsidiary or between Company Subsidiaries shall not constitute a Material Company Lease.

                      (ff)      "Material Space Lease" means any one or more leases, subleases, licenses or occupancy agreements of a particular real property (other than Ground Leases) under which the Company or any Company Subsidiary is the landlord or sub-landlord or serves in a similar capacity, (x) providing for annual rentals of $2,500,000 or more or (y) relating to an individual real property comprising more than 250,000 square feet of space.

                      (gg)    "Minority Limited Partner" means (x) any holder of Class A Partnership Units, other than any such holder that is the Company, any Company Subsidiary, the Surviving Company, Parent, Merger Sub I, Merger Sub II or any wholly owned Subsidiary of the Surviving Company, Parent or Merger Sub II and (y) solely with respect to any Company LTIP Unit that will be converted, prior to the Closing, into Class A Partnership Units, any holder of such Company LTIP Unit.

                      (hh)    "New Partnership Preferred Unit" means a Series B Cumulative Preferred Unit of the Surviving Partnership as defined in the form of Exhibit G thereto attached as Exhibit B hereto, which shall be added to the Partnership Agreement and become a part of the Amended Partnership Agreement immediately prior to the Closing Date.

                      (ii)      "Parent Parties" means, collectively, Parent, Merger Sub I, Merger Sub II, the Guarantor or any of their respective former, current or future directors, officers, employees, agents, general or limited partners, managers, members, stockholders, affiliates, successors or assignees or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder, affiliate, successor or assignee of any of the foregoing.

                      (jj)      "Partners" shall have the meaning set forth in the Partnership Agreement.

                      (kk)    "Partnership Agreement" means the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended by the First and Second Amendments to the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, and as may be further amended from time to time.

                      (ll)      "Partnership Approval" means the approval of the Partnership Merger and the Company Merger and the other transactions contemplated by this Agreement by the Partners holding a majority or more of the then outstanding Percentage Interests (including the effect of any Partnership Units held by the general partner of the Partnership).

                      (mm)  "Patents" means U.S. and non-U.S. patents, provisional patent applications, patent applications, continuations, continuations-in-part, extensions, divisions, reissues, patent disclosures, industrial designs, inventions (whether or not patentable or reduced to practice) and improvements thereto.

                      (nn)    "Percentage Interests" shall have the meaning set forth in the Partnership Agreement.

                      (oo)    "Permitted Liens" means (a) statutory Liens for Taxes, assessments or other charges by Governmental Entities not yet due and payable or the amount or validity of which is being contested in good faith and for which appropriate reserves have been established on the Company Financial Statements in accordance with GAAP (to the extent required by GAAP), (b) mechanic's, workmen's, repairmen's, carrier's, warehousemen's or other like Liens, in each case of this clause (b) arising in the ordinary course for amounts not yet due and payable or the amount or validity of which are being contested in good faith and for which appropriate reserves have been established on the Company Financial Statements in accordance with GAAP (to the extent required by GAAP), (c) Liens for which title insurance coverage pursuant to a title policy held by the Company or a Company Subsidiary has been obtained, (d) easements whether or not shown by the public records, overlaps, encroachments and any matters not of record that would be disclosed by an accurate survey or a personal inspection of the property (other than such matters that, individually or in the aggregate, materially adversely impair the current use, operation or value of the subject real property), (e) Liens securing Indebtedness for borrowed money existing as of the date hereof or that the Company or a Company Subsidiary is permitted to enter into pursuant to the terms of Section 5.1 (provided in the case of real property, this clause (e) shall be limited to Subject Mortgage Debt), (f) (i) rights of tenants under Company Space Leases, as tenants only, and (ii) rights of other parties in possession, in the case of clause (ii), without any right of first refusal, right of first offer or other option to purchase any Company Real Property (or any portion thereof), (g) title to any portion of any owned or leased real property lying within the boundary of any public or private road, easement or right of way, (h) Liens created, imposed or promulgated by Law or by any Governmental Entities, including zoning regulations, use restrictions and building codes, (i) such other non-monetary Liens or imperfections of title, easements, covenants, rights of way, restrictions and other similar charges or encumbrances disclosed in policies or commitments of title insurance that, individually or in the aggregate, do not, and would not reasonably be expected to, materially impair the existing use, operation or value of the property or asset affected by the applicable Lien, (j) Liens, rights or obligations created by or resulting from the acts or omission of Parent, Merger Sub I or Merger Sub II or any of their respective affiliates and their and their respective affiliates' investors, lenders, employees, officers, directors, trustees, members, shareholders, agents, representatives, contractors, invitees or licensees or any Person claiming by, through or under any of the foregoing, and (k) any other non-monetary Liens that, individually or in the aggregate, would not reasonably be expected to materially adversely impair the current use, operation or value of the subject real property or asset.

                      (pp)    "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization or other entity.

                      (qq)    "Prior Sale Agreement" means any purchase or sale Contract relating to any real property or leasehold interest in any Ground Lease conveyed, transferred, assigned or otherwise disposed of by the Company or any Company Subsidiaries since January 1, 2014, except for easements or similar interests.

                      (rr)     "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment.

                      (ss)     "Reportable Transaction" shall have the meaning ascribed to the term "reportable transaction" in Section 1.6011-4(b) of the Treasury Regulations.

                      (tt)      "Representative" means, with respect to any Person, such Person's trustees, directors, partners, managers, officers, employees, consultants, advisors (including counsel, accountants, investment bankers, experts, consultants and financial advisors), agents and other representatives and, in the case of Parent, its financing sources.

                      (uu)    "SEC" means the U.S. Securities and Exchange Commission.

                      (vv)     "Second Period Expiration Time" means July 5, 2018.

                      (ww)   "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                      (xx)     "Service Provider" means any employee, director, trustee or individual independent contractor of the Company or any Company Subsidiaries or ERISA Affiliates.

                      (yy)     "Specified Properties" means the Company Real Properties specified in Section 8.12(yy) of the Company Disclosure Letter.

                      (zz)     "Solvent" when used with respect to any Person, means that, as of any date of determination, (a) the "present fair saleable value" of such Person's total assets exceeds the value of such Person's total "liabilities, including a reasonable estimate of the amount of all contingent and other liabilities," as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, (b) such Person will not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or intends to engage and (c) such Person will be able to pay all of its liabilities (including contingent liabilities) as they mature. For purposes of this definition, "not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged" and "able to pay all of its liabilities (including contingent liabilities) as they mature" mean that such Person will be able to generate enough cash from operations, asset dispositions, existing financing or refinancing, or a combination thereof, to meet its obligations as they become due.

                      (aaa)  "Subsidiary" means, with respect to a Person, another Person at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions is owned or controlled directly or indirectly by such first Person and/or by one or more of its Subsidiaries or of which such first Person and/or one of its Subsidiaries serves as a general partner (in the case of a partnership) or a manager or managing member (in the case of a limited liability entity) or similar function; provided, that GPT P/H Morristown Office Holdings LLC shall not be considered a "Subsidiary" of the Company or the Partnership.

                      (bbb)  "Superior Proposal" means a bona fide written Company Acquisition Proposal (except that, for purposes of this definition, the references in the definition of "Company Acquisition Proposal" to "15%" shall be replaced by "50%") made by a third party on terms that the Company Board determines in good faith, after consultation with the Company's outside legal counsel and financial advisors, (A) would result, if consummated, in a transaction that is more favorable to the Company's shareholders (solely in their capacity as such) from a financial point of view than the Company Merger and (B) is reasonably likely to be consummated, after taking into account (x) the financial, legal, regulatory and any other aspects of such proposal, (y) the likelihood and timing of consummation (as compared to the Company Merger) and (z) any changes to the terms of this Agreement proposed by Parent and any other information provided by Parent (including pursuant to Section 5.6 of this Agreement).

                      (ccc)   "Tax" and "Taxes" means any federal, state, local or foreign net income, gross income, gross receipts, windfall profit, severance, property, production, sales, use, license, excise, stamp, franchise, employment, payroll, withholding, social security (or similar), alternative or add-on minimum or any other tax, custom, duty, governmental fee or other like assessment or charge, together with any interest or penalty, addition to tax imposed by any Governmental Entity.

                      (ddd)  "Tax Protection Agreements" means any Contract to which the Company or any Company Subsidiary is a party pursuant to which: (a) any liability to holders of equity of a Company Subsidiary that is classified as a partnership for U.S. federal income tax purposes (including the Partnership Units, the "Company Partnership Interests") relating to Taxes may arise and give rise to an indemnity obligation by the Company or any Company Subsidiary, whether or not as a result of the consummation of the transactions contemplated by this Agreement; (b) in connection with the deferral of income Taxes of a holder of a Company Partnership Interest, the Company or any of the Company Subsidiaries have agreed to (i) maintain a minimum level of debt or continue a particular debt or allow a partner to guarantee any debt, (ii) retain or not dispose of assets for a period of time that has not since expired, (iii) make or refrain from making Tax elections, (iv) operate (or refrain from operating) in a particular manner, (v) only dispose of assets in a particular manner, (vi) use (or refrain from using) a specified method of taking into account book tax disparities under Section 704(c) of the Code with respect to one or more properties and/or (vii) use (or refrain from using) a particular method of allocating one or more liabilities of such party or any of its direct or indirect subsidiaries under Section 752 of the Code; and/or (c) limited partners of the Partnership have guaranteed, indemnified or assumed debt of the Partnership.

                      (eee)  "Tax Return" means any return, report, document, declaration or similar statement filed or required to be filed with respect to any Tax, including any information return, claim for refund, amended return or declaration of estimated Tax and including any schedule or attachment thereto.

                      (fff)    "Trade Secrets" means trade secrets and confidential ideas, know-how, concepts, methods, processes, formulae, technology, algorithms, models, reports, data, customer lists, supplier lists, mailing lists, business plans and other proprietary information, all of which derive value, monetary or otherwise, from being maintained in confidence.

                      (ggg)  "Trademarks" means U.S., state and non-U.S. trademarks, service marks, trade names, corporate names, designs, logos, slogans, social media identifiers, domain names and general intangibles of like nature, including all goodwill associated therewith, and any registrations and applications to register the foregoing.

                      (hhh)  "Transfer Right" means, with respect to the Company or any Company Subsidiary, a buy/sell, put option, call option, option to purchase, a marketing right, a forced sale, tag or drag right or a right of first offer, right of first refusal or right that is similar to any of the foregoing, pursuant to the terms of which the Company or any Company Subsidiary, on the one hand, or another Person, on the other hand, could be required to purchase or sell the applicable equity interests of any Person or any real property.

[Signature Page Follows]

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

GRAMERCY PROPERTY TRUST
By:	/s/ Gordon F. DuGan
Name:	Gordon F. DuGan
Title:	Chief Executive Officer
GPT OPERATING PARTNERSHIP LP
By:	/s/ Gordon F. DuGan
Name:	Gordon F. DuGan
Title:	Chief Executive Officer

[Signature page to Agreement and Plan of Merger]

BRE GLACIER PARENT L.P.
By: BRE Glacier Parent LLC, its general partner
By:	/s/ Tyler Henritze
Name:	Tyler Henritze
Title:	Senior Managing Director and Vice President
BRE GLACIER L.P.
By: BRE Glacier LLC, its general partner
By:	/s/ Tyler Henritze
Name:	Tyler Henritze
Title:	Senior Managing Director and Vice President
BRE GLACIER ACQUISITION L.P.
By: BRE Glacier Acquisition LLC, its general partner
By:	/s/ Tyler Henritze
Name:	Tyler Henritze
Title:	Senior Managing Director and Vice President

[Signature page to Agreement and Plan of Merger]

 Exhibit B to Merger Agreement

FORM OF

EXHIBIT G

DESIGNATION OF THE PREFERENCES, CONVERSION AND

OTHER RIGHTS, VOTING POWERS, RESTRICTIONS,

LIMITATIONS AS TO DISTRIBUTIONS, QUALIFICATIONS

AND TERMS AND CONDITIONS OF REDEMPTION

OF THE

5.75% SERIES B CUMULATIVE PREFERRED UNITS

1.    Definitions

               In addition to those terms defined in the Agreement or described in Section 2 of this Exhibit G, the following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in the Agreement and this Exhibit G.

               "Available Cash" means, with respect to any period for which such calculation is being made,

    (i)
    the sum of:

    a.
    the Partnership's Net Income or Net Loss (as the case may be) for such period,

    b.
    Depreciation and all other noncash charges deducted in determining Net Income or Net Loss for such period,

    c.
    the amount of any reduction in reserves of the Partnership referred to in clause (ii)(f) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary),

    d.
    the excess of the net proceeds from the sale, exchange, disposition, or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from any such sale, exchange, disposition, or refinancing during such period (excluding any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership), and

    e.
    all other cash received by the Partnership for such period that was not included in determining Net Income or Net Loss for such period;

    (ii)
    less the sum of:

    a.
    all principal debt payments made during such period by the Partnership,

    b.
    capital expenditures made by the Partnership during such period,

    c.
    investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clauses (ii)(a) or (b) of this definition,

    d.
    all other expenditures and payments not deducted in determining Net Income or Net Loss for such period,

      e.
      any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period,

      f.
      the amount of any increase in reserves established during such period which the General Partner determines are necessary or appropriate in its sole and absolute discretion,

      g.
      the amount of any working capital accounts and other cash or similar balances which the General Partner determines to be necessary or appropriate in its sole and absolute discretion, and

      h.
      any amount paid in redemption of any Limited Partnership Interest or Partnership Units.

    Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

               "Series B Preferred Units" means the series of Partnership Units representing units of Limited Partnership Interest designated as 5.75% Series B Cumulative Preferred Units, with the preferences, liquidation and other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption of units as described herein.

2.    Terms of the Series B Preferred Units.

  A.
  Designation and Number

                   A series of Partnership Units in the Partnership designated as the "5.75% Series B Cumulative Preferred Units" is hereby established, with the rights, priorities and preferences set forth herein. The number of Series B Preferred Units shall be [    •    ]. The Series B Preferred Units shall be uncertificated.

  B.
  Distributions

                     (i)       Holders of Series B Preferred Units shall be entitled to receive cumulative preferential cash distributions in an amount equal to 5.75% per annum on the [$27.50 plus amount of Additional Consideration pursuant to the Merger Agreement] liquidation preference of each Series B Preferred Unit (the "Distribution Rate"). Such distributions shall accrue and be cumulative from the Closing Date (as defined in the Agreement and Plan of Merger, dated as of May 6, 2018, by and among the Partnership and the other parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the "Merger Agreement")) and shall be payable when, as and if authorized by the General Partner in its sole discretion, out of Available Cash, quarterly in arrears on the last calendar day (or, if such day is not a Business Day, the next succeeding day that is a Business Day) of each March, June, September and December of each year (each a "Distribution Payment Date"), commencing on the first such date after the Closing Date. The period from and including the Closing Date to but excluding the first Distribution Payment Date, and each subsequent period from and including a Distribution Payment Date to but excluding the next succeeding Distribution Payment Date, is hereinafter called a "Distribution Period". Distributions shall be payable to holders of Series B Preferred Units of record as they appear in the books and records of the Partnership at the close of business on the applicable record date (each, a "Record Date"), which shall be the 15th day of the calendar month in which the applicable Distribution Payment Date falls or such other date designated by the General Partner for the payment of distributions on the Series B Preferred Units that is not more than thirty (30) nor less than ten (10) days prior to such Distribution Payment Date. The amount of any distribution payable for any Distribution Period, or portion thereof, shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

2

                     (ii)      Distributions on the Series B Preferred Units which are due but unpaid will accumulate quarterly, whether or not there is sufficient Available Cash for such distributions, whether or not the Partnership has earnings, whether or not there are funds legally available for the payment of such distributions and whether or not such distributions are authorized. Accrued but unpaid distributions on the Series B Preferred Units will accumulate as of the Distribution Payment Date on which they first become payable. Notwithstanding anything to the contrary contained herein, the Partnership shall make quarterly distributions of cash (the "Tax Liability Distributions") to the holders of Series B Preferred Units, as distributions on the Series B Preferred Units, in an amount sufficient to enable such holders to pay, on a quarterly basis, U.S. federal, state and local income taxes arising from the allocations made (or estimated to be made) to such holders with respect to the cash distributions to such holder pursuant to this Section 2.B. of this Exhibit G, to the extent that distributions otherwise paid to the holders of Series B Preferred Units in such quarter and prior quarters in such fiscal year are not sufficient for such holders to pay such taxes, which payments shall be made within thirty (30) days after the close of each applicable quarter. Subject to the following sentence, the amount of any such Tax Liability Distribution shall equal the product of (x) the highest marginal combined U.S. federal, state and local income tax rate applicable to an individual holder of Series B Preferred Units residing in New York (after giving effect to income tax deductions (if allowable) for state and local income taxes and the character of the applicable income) for such fiscal period and (y) the aggregate amounts of net taxable income or gain of the Partnership that were actually allocated or are estimated to be allocated to such holder for federal income tax purposes for such fiscal period and any prior fiscal period with respect to the cash distributions made to such holder pursuant to this Section 2.B of this Exhibit G (only to the extent no Tax Liability Distribution or other distribution was previously made with respect to such fiscal period). For the avoidance of doubt, any Tax Liability Distributions shall reduce the amount of any accrued but unpaid distributions with respect to the Series B Preferred Units.

                     (iii)     If any Series B Preferred Units are outstanding, if and so long as the Partnership is in arrears with regard to the payment of any distributions upon the Series B Preferred Units in respect of any completed Distribution Period, (a) no distributions (other than distributions made in Series B Junior Units (as defined below) or options, warrants or rights to subscribe for or purchase Series B Junior Units) shall be authorized or paid or set apart for payment nor shall any other distribution be authorized or made upon any Series B Junior Units unless distributions sufficient to make up such arrearage shall have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof is set apart in a separate account of the Partnership for payment for all past Distribution Periods, and (b) no Series B Junior Units shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of Series B Junior Units) by the Partnership (except by conversion into or exchange for Series B Junior Units or options, warrants or rights to subscribe for or purchase Series B Junior Units).

                     (iv)     If any Series B Preferred Units are outstanding, if and so long as distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series B Preferred Units and all other Partnership Interests ranking on parity with the Series B Preferred Units as to distributions, all distributions authorized upon the Series B Preferred Units shall be authorized and paid pro rata so that the amount of distributions authorized and paid per Series B Preferred Unit and any such other Partnership Interest shall in all cases bear to each other the same ratio that accumulated distributions per Series B Preferred Unit and any such other Partnership Interest bear to each other. No interest shall be payable in respect of any distribution payment or payments on Series B Preferred Units which may be in arrears.

                     (v)      No distributions on the Series B Preferred Units shall be authorized by the General Partner or paid or set apart for payment by the Partnership at such times as any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such authorization, payment or

3

setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law.

                     (vi)     Holders of Series B Preferred Units shall not be entitled to any distribution, whether payable in cash, property or Partnership Interests in excess of full cumulative distributions on the Series B Preferred Units as described above and the liquidation preference set forth in Section 2.C of this Exhibit G. Any distribution authorized on the Series B Preferred Units shall first be credited against the earliest accumulated but unpaid distribution due with respect to such Series B Preferred Units which remains unpaid.

                     (vii)    Notwithstanding anything herein to the contrary, so long as (a) the Partnership is not in arrears with regard to the payment of any distributions upon the Series B Preferred Units in respect of any completed Distribution Period and (b) the Partnership shall have made all redemption payments then due to be paid to holders of the Series B Preferred Units under Section 2.D of this Exhibit G, the Partnership shall be permitted at any time to make cash distributions and distributions in-kind of assets, properties or securities to holders of Partnership Interests other than Series B Preferred Units, and the holders of Series B Preferred Units shall not be entitled to participate in any such distributions.

  C.
  Liquidation Preference

                     (i)       Upon any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Partnership, before any distribution or payment shall be made to holders of Series B Junior Units, notwithstanding anything in the Agreement to the contrary, including Section 13.02 of the Agreement, each holder of Series B Preferred Units shall be entitled to receive and be paid out of the assets of the Partnership legally available for distribution to the Partners pursuant to the Agreement a liquidation preference per Series B Preferred Unit equal to [$27.50 plus amount of Additional Consideration pursuant to the Merger Agreement], plus an amount equal to any accrued and unpaid distributions to but excluding the date of payment on the Series B Preferred Units held by such holder.

                     (ii)      In the event that, upon any such voluntary or involuntary dissolution, liquidation or winding up, the legally available assets of the Partnership are insufficient to pay the full amount of the liquidating distributions on all outstanding Series B Preferred Units and all other Partnership Interests ranking on parity with the Series B Preferred Units as to the liquidating distributions, then such assets shall be allocated pro rata among the holders of Series B Preferred Units and any such other Partnership Interest so that the amount of liquidating distributions paid per Series B Preferred Unit and any such other Partnership Interest shall in all cases bear to each other the same ratio that liquidating distributions to which holders of Series B Preferred Unit and any such other Partnership Interest would otherwise respectively be entitled pursuant to Section 2.C.(i) of this Exhibit G and the Agreement.

                     (iii)     After payment of the full amount of the liquidating distributions to which they are entitled pursuant to Section 2.C.(i) of this Exhibit G, the holders of Series B Preferred Units, as such, will have no right or claim to any of the remaining assets of the Partnership, shall cease to be Partners in respect of such Series B Preferred Units and the Series B Preferred Units shall be deemed cancelled.

                     (iv)     The consolidation or merger of the Partnership with or into any other partnership, corporation, trust or entity or of any other partnership, corporation, trust or other entity with or into the Partnership or the sale, lease or conveyance of all or substantially all of, the property or business of the Partnership, shall not be deemed to constitute a dissolution, liquidation or winding up of the Partnership for purposes of this Section 2.C of this Exhibit G.

4

  D.
  Redemption at Holder's Option for Cash

                     (i)       Commencing on the earlier of (a) the date the amount of "Total Capital" as reflected in the Partnership's unaudited consolidated balance sheets for a calendar quarter is less than $100 million (a "Total Capital Shortfall Event") and (b) December 31, 2019 (or at any earlier time that the Partnership is a Subsidiary of a Person that is subject to taxation as a REIT with Publicly Traded common stock, or upon the earlier death of a holder of Series B Preferred Units, solely in respect of such holder's estate), each holder of Series B Preferred Units (or such deceased holder's estate only, as applicable) shall have the right (the "Preferred Redemption Right") to require the Partnership to redeem on the Preferred Redemption Date (as defined below) all or any portion of the Series B Preferred Units held by such holder at a redemption price per Series B Preferred Unit, payable in cash, equal to [$27.50 plus amount of Additional Consideration pursuant to the Merger Agreement] plus an amount equal to any accrued but unpaid distributions to but excluding the Preferred Redemption Date (the "Redemption Price") to be paid by the Partnership. The Preferred Redemption Right shall be exercised pursuant to a Notice of Redemption (as defined below) delivered to the General Partner by the holder of Series B Preferred Units who is exercising the redemption right. Except in the event of a Total Capital Shortfall Event or in the event of the death of a holder of Series B Preferred Units (in which event the Preferred Redemption Right shall be exercisable solely by such holder's estate), the Preferred Redemption Right shall only be available, and a Notice of Redemption in respect thereof may only be delivered, once per quarter during the first month of each fiscal quarter of the Partnership commencing January 2020. For purposes of this Exhibit G, (a) "Preferred Redemption Date" means the second to last Business Day of the fiscal quarter of the Partnership in which the General Partner receives the applicable Notice of Redemption pursuant to this Section 2.D of this Exhibit G or, if the second to last Business Day of such fiscal quarter is less than ten (10) Business Days from the date on which the General Partner receives the applicable Notice of Redemption pursuant to this Section 2.D of this Exhibit G, then the second to last Business Day of the next subsequent fiscal quarter of the Partnership and (b) "Publicly Traded" means listed or admitted to trading on New York Stock Exchange LLC, NYSE MKT LLC, The Nasdaq Stock Market LLC or another national securities exchange, or any successor to the foregoing.

                     (ii)      In the event any applicable redemption date shall not be a Business Day, then payment of the Redemption Price need not be made on such redemption date but may be made on the next succeeding Business Day with the same force and effect as if made on such applicable redemption date and no interest, additional distributions or other sum shall accrue on the amount payable for the period from and after such redemption date to such next succeeding Business Day.

                     (iii)     On and after the Preferred Redemption Date, all distributions on the Series B Preferred Units designated for redemption in the Notice of Redemption shall cease to accrue and all rights of the holder thereof, except the right to receive the Redemption Price, shall cease and terminate, such Series B Preferred Units shall not be deemed to be outstanding for any purpose whatsoever, and such holder shall cease to be a Limited Partner in respect of such Series B Preferred Units.

                     (iv)     At its election, the Partnership, following its receipt of a Notice of Redemption and prior to a Preferred Redemption Date, may irrevocably deposit the Redemption Price of the Series B Preferred Units so called for redemption in trust for the holder thereof with a bank or trust company, in which case (a) the Partnership shall notify the applicable holder of such Series B Preferred Units in writing that the Redemption Price has been so deposited, (b) on and after the applicable Preferred Redemption Date, all distributions on the Series B Preferred Units designated for redemption in the Notice of Redemption shall cease to accrue and (c) on and after the date of such Notice of Redemption and the date such funds have been set aside, all rights of the holders of such Series B Preferred Units except the right to receive the Redemption Price, shall cease and terminate, such Series B Preferred Units shall not be deemed to be outstanding for any purpose whatsoever, and such holder shall cease to be a Limited Partner in respect of such Series B Preferred Units.

5

                     (v)      In the event the General Partner (or its direct or indirect parent) is (as the result of any merger, acquisition or otherwise) a REIT with Publicly Traded equity securities, the General Partner shall have the right, without the consent of any Partner or other Person, notwithstanding any other provision of the Agreement, to amend this Section 2.D of this Exhibit G and any provision of the Agreement as necessary to provide the REIT the option, in lieu of paying the Redemption Price in cash, to issue an amount of Publicly Traded stock in such public REIT with a fair market value at the time of redemption, as determined by the General Partner in good faith, equal to the Redemption Price to any redeeming holders of Series B Preferred Units who consent to such substitution with respect to such particular redemption; provided that this right of substitution shall be available only if the shares of stock to be issued to such holder of Series B Preferred Units pursuant hereto are registered with the Securities and Exchange Commission for immediate resale by the redeeming holder of Series B Preferred Units.

                     (vi)     For purposes of this Exhibit G, "Notice of Redemption" means a notice substantially in the following form:

               "The undersigned hereby irrevocably (i) elects to redeem all of the undersigned's Series B Preferred Units in GPT Operating Partnership LP in accordance with the terms of Exhibit G of the Fourth Amended and Restated Agreement of Limited Partnership of GPT Operating Partnership LP, as amended, and as it may be further amended, restated, supplemented or otherwise modified from time to time, and, the redemption right referred to in Section 2.D of Exhibit G thereof, (ii) surrenders such Series B Preferred Units and all right, title and interest therein, for redemption pursuant to such provisions, and (iii) directs that the Redemption Price deliverable upon exercise of such redemption right pursuant to Section 2.D of Exhibit G thereof be delivered to the undersigned at the address specified below.

Dated:
Name of Limited Partner:
(Signature of Limited Partner)
(Street Address)
(City) (State) (Zip Code)
(Social security or tax identification number)
  E.
  Redemption at Partnership's Option

                     (i)       Commencing on the fifth anniversary of the Closing Date, the Partnership shall have the right, in its sole discretion and from time to time (the "Partnership Redemption Right"), to redeem all or any portion of the Series B Preferred Units then outstanding (provided, that the Partnership Redemption Right shall not be exercised for less than all of the Series B Preferred Units if, after the

6

exercise of such Partnership Redemption Right, Series B Preferred Units with less than $5 million in aggregate liquidation preference would remain outstanding), for a cash redemption price per Series B Preferred Unit equal to the Redemption Price. The Partnership shall exercise the Partnership Redemption Right by providing each record holder of Series B Preferred Units not less than ten (10) days' nor more than sixty (60) days' prior written notice of the applicable date of redemption. Such notice shall include (a) the number of Series B Preferred Units to be redeemed from each such holder, (ii) the applicable Redemption Price, (c) the applicable date of redemption and (d) that distributions on the Series B Preferred Units to be redeemed shall cease to accrue on and after such redemption date. No failure to give or defect in such notice or defect in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series B Preferred Units except as to any holder of Series B Preferred Units to whom notice was defective or not given.

                     (ii)      If the Partnership redeems less than all of the outstanding Series B Preferred Units pursuant to any exercise of the Partnership Redemption Right under this Section 2.E of this Exhibit G, the Series B Preferred Units to be redeemed may be determined by the General Partner pro rata from the record holders of Series B Preferred Units (with any appropriate adjustments in the General Partner's sole discretion to avoid redemption of fractions of Series B Preferred Units), or by any other equitable manner determined by the General Partner in its reasonable discretion.

                     (iii)     In the event any applicable redemption date shall not be a Business Day, then payment of the Redemption Price need not be made on such redemption date but may be made on the next succeeding Business Day with the same force and effect as if made on such applicable redemption date and no interest, additional distributions or other sum shall accrue on the amount payable for the period from and after such redemption date to such next succeeding Business Day.

                     (iv)     On and after the redemption date (unless the Partnership defaults in payment of the Redemption Price), all distributions on the Series B Preferred Units designated for redemption in the notice of redemption shall cease to accrue and all rights of the holder thereof, except the right to receive the Redemption Price, shall cease and terminate, such Series B Preferred Units shall not be deemed to be outstanding for any purpose whatsoever, and such holder shall cease to be a Limited Partner in respect of such Series B Preferred Units.

                     (v)      At its election, the Partnership, prior to the redemption date, may irrevocably deposit the Redemption Price of the Series B Preferred Units so called for redemption in trust for the holder(s) thereof with a bank or trust company, in which case (a) the Partnership shall notify the applicable holder of such Series B Preferred Units in writing that the Redemption Price has been so deposited, (b) on and after the applicable redemption date, all distributions on the Series B Preferred Units designated for redemption in the notice of redemption shall cease to accrue and (c) on and after the date of such notice of redemption and the date such funds have been set aside, all rights of the holder thereof, except the right to receive the Redemption Price, shall cease and terminate, such Series B Preferred Units shall not be deemed to be outstanding for any purpose whatsoever, and such holder shall cease to be a Limited Partner in respect of such Series B Preferred Units.

  F.
  Ranking

               Notwithstanding any provision of the Agreement, including any amendments made thereto or to this Exhibit G after the Closing Date, but subject to Section 2.G of this Exhibit G, the Series B Preferred Units shall, with respect to distribution rights and rights upon voluntary or involuntary dissolution, liquidation or winding up of the Partnership, rank senior to all other series or classes of Partnership Interests (all of which are referred to collectively as "Series B Junior Units").

7

  G.
  Voting Rights

                     (i)       The holders of Series B Preferred Units shall have no voting rights whatsoever on any matter relating to the Partnership, whether under the Agreement, the Act, at law, in equity or otherwise, except as expressly set forth in this Exhibit G.

                     (ii)      So long as Series B Preferred Units with at least $5 million in aggregate liquidation preference remain outstanding, the affirmative vote or consent of the holders of at least a majority of the Series B Preferred Units, outstanding at the time, given in person or by proxy, at a meeting (voting as a separate class) or in writing (without prior notice and without a vote) will be required to amend, alter or repeal the provisions of this Exhibit G or the Applicable Provisions, whether by merger or consolidation or otherwise (an "Event"), so as to permit the Partnership to either (a) authorize, create or issue any class or series of Partnership Interests ranking senior to or on a parity with the Series B Preferred Units with respect to rights to the payment of distributions and the distribution of assets upon voluntary or involuntary dissolution, liquidation or winding up of the Partnership ("Senior/Parity Units"), (b) reclassify any authorized Partnership Interests into Senior/Parity Units, (c) authorize, create or issue any obligation or security convertible into or exchangeable for or evidencing the right to purchase any Senior/Parity Units or (d) materially and adversely affect any other special right, power or preference of the Series B Preferred Units or the holders thereof with respect to this Exhibit G or the Applicable Provisions; provided however, that so long as (I) the Series B Preferred Units remain outstanding with the terms thereof materially unchanged (taking into account that the Partnership may not be the surviving entity), or (II) the holders of the Series B Preferred Units receive equity securities of the surviving entity (taking into account that the surviving entity may not be a limited partnership or formed in Delaware), with special rights, powers and preferences substantially the same as those of the Series B Preferred Units, the occurrence of such Event shall not be deemed for purposes of clause (d) of this paragraph to materially and adversely affect such special rights, powers and preferences of holders of Series B Preferred Units, and in such case such holders shall not have any voting rights with respect to the occurrence of such Event so long as no such vote would be required under any of clauses (a), (b) or (c) of this paragraph. Holders of Series B Preferred Units shall not be entitled to vote with respect to (I) any amendment, supplement or modification of any term or provision of the Agreement, other than as expressly provided in the immediately preceding sentence, or (II) the creation, authorization or issuance of any Series B Junior Units. Except as set forth herein, holders of Series B Preferred Units, whether in their capacities as Partners or otherwise, shall not have any voting rights whatsoever, including any voting right that may otherwise arise under the Agreement, the Act, at law, in equity or otherwise, and the consent of the holders shall not be required for any action, including the taking of any partnership action, including an Event, regardless of the effect that such partnership action or Event may have upon the special rights, powers or preferences of the Series B Preferred Units. For purposes of this Exhibit G, "Applicable Provisions" means the following provisions of the Agreement: Section 4.01 (Capital Contribution of the Partners), Section 8.01 (Limitation of Liability), Section 8.02 (Management of Business), Section 8.03 (Outside Activities of Limited Partners), Section 9.01 (Records and Accounting), Section 9.03 (Reports), Article X (Tax Matters), Section 11.01 (Transfer), Section 11.03 (Limited Partners' Right to Transfer), Section 11.04 (Substituted Limited Partners), Article XII (Admission of Partners) and Section 15.11 (Power of Attorney), and, in each case, the definitions relating thereto.

                     (iii)     The foregoing voting provisions of this Section 2.G of this Exhibit G shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series B Preferred Units shall have been redeemed or called for redemption upon proper notice pursuant to Section 2.D or Section 2.E of this Exhibit G and sufficient funds, in cash or securities, as applicable, shall have been deposited in trust for the holders thereof with a bank or trust company to effect such redemption in accordance with Section 2.D.(iv) or Section 2.E.(v) of this Exhibit G.

8

                     (iv)     In any matter in which the holders of Series B Preferred Units may vote or act by written consent (as expressly provided herein), each Series B Preferred Unit shall be entitled to one vote.

  H.
  Transfer Restrictions

               The Series B Preferred Units are subject to the restrictions on "transfer" contained in Article XI.

  I.
  No Conversion Right

               The Series B Preferred Units shall not be convertible into any other class or series of interest in the Partnership or capital stock of the Company or any of its Subsidiaries.

  J.
  No Sinking Fund

               No sinking fund shall be established for the retirement or redemption of Series B Preferred Units.

  K.
  Allocations

               Notwithstanding anything contained in the Agreement to the contrary, to the fullest extent permitted by applicable law (a) each holder of Series B Preferred Units shall be deemed to have a Capital Account as of the Closing Date equal to the product of [$27.50 plus amount of Additional Consideration pursuant to the Merger Agreement] multiplied by the number of Series B Preferred Units held by such holder; (b) the Partnership's Net Income shall first be allocated to the holders of the Series B Preferred Units during each Partnership Year until the aggregate amount of Net Income allocated to each of the holders of Series B Preferred Units is equal to the sum of all distributions paid to such holder pursuant to Section 2.B of this Exhibit G from the Closing Date to the date of such allocation plus any Net Losses allocated to such holder pursuant to this Section 2.K of this Exhibit G from the Closing Date to the date of such allocation; (c) all remaining Net Income of the Partnership shall be allocated to the holders of Partnership Interests other than the Series B Preferred Units; (d) all Net Losses of the Partnership shall be allocated to the holders of the Partnership Interests other than the Series B Preferred Units until the Adjusted Capital Account Balance (as defined below) of each such holder of such Partnership Interests has been reduced to zero; (e) Net Losses of the Partnership next shall be allocated to the holders of Series B Preferred Units until the Adjusted Capital Account Balance of each such holder of such Series B Preferred Units has been reduced to zero; and (f) any remaining Net Losses of the Partnership shall be allocated to the General Partner. Notwithstanding the foregoing, if a holder of Series B Preferred Units receives a distribution pursuant to Section 2.B of this Exhibit G and after such distribution and allocations of Net Income pursuant to this Section 2.K of this Exhibit G for the then-current fiscal year, the Adjusted Capital Account Balance of such holder in the then-current fiscal period would be less than the amounts such holder would be entitled to receive upon a liquidation of the Partnership, items of gross income and gain will be allocated to match the distribution to the extent that the cumulative Net Income allocated pursuant to this Section 2.K of this Exhibit G for the then-current and prior fiscal periods and gross income and gain allocated pursuant to this Section 2.K of this Exhibit G for prior fiscal periods (both reduced by any Net Loss allocated under this Section 2.K of this Exhibit G that has offset such allocations) are less than cumulative distributions made under Section 2.B of this Exhibit G for the then-current and prior fiscal periods. Allocations to Partners in accordance with Article VI of the Agreement shall take into account allocations required to be made pursuant to this Section 2.K of this Exhibit G. For purposes of this Exhibit G, "Adjusted Capital Account Balance" means a positive balance in a Partner's Capital Account, after giving effect to the adjustments described in clauses (i) and (ii) in the definition of "Adjusted Capital Account."

9

  L.
  Miscellaneous

                     (i)       The holders of Series B Preferred Units shall not have any preferences or other rights, powers (including voting powers), restrictions, rights as to distributions, qualifications or terms or conditions of redemption other than as expressly set forth in the Applicable Provisions and this Exhibit G.

                     (ii)      Notwithstanding any other provision of the Agreement or this Exhibit G or otherwise applicable provision of law or equity, whenever in this Exhibit G the General Partner is permitted or required to make a decision in its (i) "sole discretion," the General Partner shall be entitled to consider only such interests and factors as it desires, and shall, to the fullest extent permitted by applicable law, have no duty or obligation to give any consideration to any interest of or factors affecting the holders of Series B Preferred Units or the holders thereof in their capacities as such, or (ii) "good faith" or under another expressed standard, the General Partner shall act under such express standard and shall not be subject to any other or different standards.

10

Exhibit B

May 6, 2018

Board of Trustees
Gramercy Property Trust
90 Park Avenue, 32nd Floor
New York, NY 10016
Members of the Board:

            We understand that Gramercy Property Trust (the "Company"), GPT Operating Partnership LP (the "Partnership"), BRE Glacier Parent L.P. (the "Buyer"), BRE Glacier L.P., a wholly owned subsidiary of the Buyer ("Merger Sub I"), and BRE Glacier Acquisition L.P., a wholly owned subsidiary of Merger Sub I ("Merger Sub II") propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated May 6, 2018 (the "Merger Agreement"), which provides, among other things, for (i) the merger of Merger Sub II with and into the Partnership, with the Partnership being the surviving entity (the "Partnership Merger"), and (ii) immediately after the Partnership Merger, the merger of the Company with and into Merger Sub I, with Merger Sub I being the surviving entity (the "Company Merger," and together with the Partnership Merger, the "Mergers"). Pursuant to the Partnership Merger, each outstanding Class A Unit of the Partnership (each, a "Class A Partnership Unit") (other than Excluded Units (as such term is defined in the Merger Agreement)) will be converted into the right to receive an amount in cash equal to the Merger Consideration (the "Per Partnership Unit Merger Consideration"). Pursuant to the Company Merger, each outstanding common share, par value $0.01 per share, of the Company (each, a "Company Share") (other than Excluded Shares (as such term is defined in the Merger Agreement)) will be converted into the right to receive the sum of (x) $27.50 per share in cash plus (y) the Additional Consideration, without interest (such sum, the "Merger Consideration"), subject to adjustment in certain circumstances. "Additional Consideration" is defined as the amount, rounded to the nearest one-hundredth of a cent, equal to (A) $1.50 multiplied by (B) the number of calendar days elapsed from and including October 15, 2018 until (but not including) the Closing Date (as defined in the Merger Agreement) divided by (C) 365. For purposes of the opinion set forth herein, and with your consent, we have assumed that the Merger Consideration for Company Shares is $27.50 per share. The Merger Agreement also provides, among other things, upon the terms and subject to the conditions set forth therein, that in lieu of receiving the Per Partnership Unit Merger Consideration, certain holders of Class A Partnership Units shall have the right to elect to convert all or a portion of such holder's Class A Partnership Units into New Partnership Preferred Units (as such term is defined in the Merger Agreement) of the surviving entity in the Partnership Merger, subject to adjustment in certain circumstances. The terms and conditions of the Mergers are more fully set forth in the Merger Agreement.

            You have asked for our opinion as to whether the Merger Consideration to be received by the holders of Company Shares pursuant to the Merger Agreement is fair from a financial point of view to such holders of Company Shares.

            For purposes of the opinion set forth herein, we have:

  1)
  Reviewed certain publicly available financial statements and other business and financial information of the Company;

  2)
  Reviewed certain internal financial statements and other financial and operating data concerning the Company;

  3)
  Reviewed certain financial projections prepared by the management of the Company;

  4)
  Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

  5)
  Reviewed the reported prices and trading activity for the Company Shares;

  6)
  Compared the financial performance of the Company and the prices and trading activity of the Company Shares with that of certain other publicly-traded companies comparable with the Company and their securities;

  7)
  Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

  8)
  Participated in certain discussions and negotiations among representatives of the Company and the Buyer and their financial and legal advisors;

  9)
  Reviewed the Merger Agreement and certain related documents; and

  10)
  Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

            We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company, including the potential impact of recent changes in the U.S. tax laws and regulations pursuant to H.R. 1, Tax Cuts and Jobs Act, enacted on December 22, 2017 (the "Tax Cuts and Jobs Act") on the future financial performance of the Company, as to which we express no view or opinion. We further note that (i) the actual and estimated financial and operating performance and the share price data we reviewed for the companies with publicly traded equity securities that we deemed to be relevant and (ii) the financial terms of certain acquisition transactions that we deemed relevant might not, in whole or in part, reflect the potential impact of the Tax Cuts and Jobs Act. In addition, we have assumed that the Mergers will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that the Buyer will obtain the financing required to consummate the Mergers and that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Mergers, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Mergers. We do not express any view on, and this opinion does not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith. We are not legal, tax or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company's officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of Company Shares in the transaction. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market, tax and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.

            We have acted as financial advisor to the Board of Trustees of the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Mergers. In the two years prior to the date hereof, we and our affiliates have provided financial advisory and financing services for the Buyer and the Company and their respective affiliates and have received fees in connection with such services. Morgan Stanley may also seek to provide financial advisory and financing services to the Buyer and the Company and their respective affiliates in the future and would expect to receive fees for the rendering of these services.

            Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of the Buyer, the Company, any of their respective affiliates or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.

            This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Trustees of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law or regulation. In addition, this opinion does not in any manner address the prices at which the Company Shares will trade at any time and Morgan Stanley expresses no opinion or recommendation as to how any stockholder of the Company should vote at the shareholders meeting to be held in connection with the Mergers.

            Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received by the holders of Company Shares pursuant to the Merger Agreement is fair from a financial point of view to such holders of Company Shares.

Very truly yours,
MORGAN STANLEY & CO. LLC
By:	/s/ Mike Connor Mike Connor Executive Director

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONE TO AUTHORIZE YOUR PROXY. BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK. GRAMERCY PROPERTY TRUST 90 PARK AVENUE, 32ND FLOOR NEW YORK, NY 10016 AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. New York time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. New York time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you authorize your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E49370-S72675 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GRAMERCY PROPERTY TRUST The Board of Trustees recommends you vote FOR proposals 1, 2 and 3. For Against Abstain For Against Abstain 1.To approve the merger of Gramercy Property !!! Trust with and into BRE Glacier L.P., and the other transactions contemplated by the Agreement and Plan of Merger, dated as of May 6, 2018 and as it may be amended from time to time, among Gramercy Property Trust, GPT Operating Partnership LP, BRE Glacier Parent L.P., BRE Glacier L.P. and BRE Glacier Acquisition L.P., as more particularly described in the Proxy Statement. For Against Abstain 2.To approve, on a non-binding, advisory basis,!!! the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, as more particularly described in the Proxy Statement. 3. To approve any adjournment of the special ! ! ! meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement. NOTE: The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto, the terms of each of which are incorporated by reference, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised. YesNo Please indicate if you plan to attend the Special Meeting!! of Shareholders in person. Please sign exactly as your name(s) appear(s) in the records of the Company and date. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. E49371-S72675 GRAMERCY PROPERTY TRUST Proxy for our 2018 Special Meeting of Common Shareholders to be held on August 9, 2018 THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES The undersigned common shareholder of Gramercy Property Trust, a Maryland real estate investment trust (the "Company"), hereby constitutes and appoints Gordon F. Dugan and Edward J. Matey, or either of them, as proxies for the undersigned, with full power of substitution in each, to attend the special meeting of shareholders to be held on August 9, 2018 at 9:30 a.m., New York time, at the offices of Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, New York 10019 and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned common shareholder(s). If this proxy is executed but no direction is given, the votes entitled to be cast, if any, by the undersigned common shareholder(s) will be cast "FOR" each of Proposals 1, 2, and 3. The Board of Trustees recommends a vote "FOR" each of Proposals 1, 2 and 3. A common shareholder wishing to vote in accordance with our Board of Trustees' recommendations need only sign and date this proxy and return it in the executed envelope. Pursuant to our bylaws, only the matters set forth in the Notice of Special Meeting may be brought before the meeting. Please authorize your proxy by signing on the other side and return promptly in the enclosed envelope. Continued and to be signed on reverse side